As filed with the Securities and Exchange Commission on April 30, 2003

                   Securities Act registration no. 33-54822
                   Investment Company Act file no. 811-7360

------------------------------------------------------------------------------
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM N-1A
                         ____________________________

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [X]
                         Post-effective amendment no. 18                  [X]

                                      and

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     [X]
                               Amendment no. 19                           [X]
                         ____________________________

                                MONETTA TRUST
                                 (Registrant)

                     1776-A South Naperville Road, Suite 100
                        Wheaton, Illinois  60187-8133
                       Telephone number:  630/462-9800
                         ____________________________

         Robert S. Bacarella                         Arthur Don
            Monetta Trust                      D'Ancona & Pflaum LLC
  1776-A South Naperville Road, #100      111 E. Wacker Drive, Suite 2800
     Wheaton, Illinois  60187-8133            Chicago, Illinois  60601

                             (Agents for service)
                          ____________________________

                Amending Parts A, B, and C and filing Exhibits.

            It is proposed that this filing will become effective:

            	___immediately upon filing pursuant to rule 485(b)
                   X on May 1, 2003 pursuant to rule 485(b)
            	___60 days after filing pursuant to rule 485(a)(1)
		      ___on pursuant to rule 485(a)(1)
            	___75 days after filing pursuant to rule 485(a)(2)
            	___on pursuant to rule 485(a)(2)


If appropriate, check the following box:

   ____ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
<PLAINTEXT>

Monetta Family of Mutual Funds

No-Load

Monetta Fund

Monetta Trust


     Select Technology Fund

     Mid-Cap Equity Fund

     Blue Chip Fund

     Balanced Fund

     Intermediate Bond Fund

     Government Money Market Fund

            1-800-MONETTA
           www.monetta.com

                                   [GRAPHIC]

                                        Prospectus

                                        May 1, 2003


The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                                Table of Contents

Summary of the Funds ..........................................................1

Funds' Goals And Principal Strategies .........................................1

Principal Risks of Investing In The Funds .....................................3

Performance ...................................................................5

Fees and Expenses ............................................................12

Investment Objectives And Strategies .........................................13

Investment Risks & Considerations ............................................16

Investment Restrictions ......................................................20

Management ...................................................................20

Other Information ............................................................22

Shareholder Manual ...........................................................25

Financial Highlights .........................................................38

                                  FUND SUMMARY

Monetta Select Technology Fund, ("Select Technology"), Monetta Mid-Cap Equity Fund ("Mid-Cap Fund"), Monetta Blue Chip Fund ("Blue Chip Fund"), Monetta Balanced Fund ("Balanced Fund"), Monetta Intermediate Bond Fund ("Intermediate Bond Fund"), and Monetta Government Money Market Fund ("Government Money Market Fund") are series of Monetta Trust (the "Trust"). Monetta Fund, Inc.
("Monetta Fund") and each of the Trust series are collectively referred to as the "Funds."

Monetta Fund, Select Technology Fund, Mid-Cap Fund and Blue Chip Fund ("Growth Funds") are designed for long-term investors who seek growth of capital and who can tolerate the volatility and risks associated with common stock investments. In selecting investments, emphasis is placed on stocks believed by the portfolio managers to have above average growth potential, with improving earnings per share growth, a history of growth and sound management, and a strong balance sheet. A "bottom up" approach is used in choosing investments. That is to say, the Portfolio Managers look for companies with earnings growth potential one at a time.

Intermediate Bond Fund and Government Money Market Fund ("Fixed Income Funds"), are designed for long-term investors who primarily seek current income associated with debt securities. The Portfolio Managers consider economic factors such as the effect of interest rates on the Fixed Income
Funds' investments and then apply a "bottom up" approach in choosing investments. The Managers look for income-producing securities that meet the investment criteria, taking into account the effect the investments would have on total return, credit risk and average maturity of the portfolio. The Balanced Fund is designed for investors who seek a favorable total rate of return through a combination of capital appreciation and current income consistent with preservation of capital.

The following table sets forth in more detail the primary goals and strategies for each of the Funds.


Fund                    Principal Strategies
----                    --------------------
Monetta Fund            Under normal market conditions, invests (at the time of
                        investment) at least 65% of its net assets in common
Goal: Seeks long-term   stocks of companies of all market capitalization ranges.
capital growth.

Select Technology       Under normal market conditions, the fund invests (at the
Fund                    time of investment) at least 80% of its net assets, plus
                        the amount of any borrowings for investment purposes, in
Goal: Seeks long-term   common stocks of technology-related companies that
capital appreciation    Monetta Financial Services, Inc. (the "Adviser")
                        believes to be leading companies in the technology sector. The primary industries within the technology sector include software, hardware, Internet-related business, computer services, telecommunications, fiber optics and semi-conductor manufacturing and equipment.
                        The Adviser determines whether a company is a technology company by consulting Bloomberg(R) and other relevant third party sources. There is no limit on the market capitalization of the companies in which the fund may invest.


<PAGE 1>




Fund                    Principal Strategies (continued)
----                    --------------------------------
Mid-Cap Fund            Under normal market conditions, the fund invests (at
                        the time of investment) at least 80% of its net assets,
Goal: Seeks long-term   plus any borrowings for investment purposes, in
capital growth.         companies with market capitalization between $1 billion
                        and $10 billion.

Blue Chip Fund          Under normal market conditions, the fund invests (at the
                        time of investment) at least 80% of its net assets, plus
Goal: Seeks long-term   any borrowings for investment purposes, in blue chip
capital growth.         companies with market capitalization of $10 billion and
                        higher. "Blue chip" companies include large, well-established companies that are included in, or similar in size to those included in, the Standard and Poor's 500 Composite Stock Index.

Balanced Fund           Under normal market conditions, the fund invests (at the
                        time of investment) at least 25% in fixed income
Goal: Seeks a favor-    securities, which generally will consist of U.S.
able total rate of      Government securities and corporate bonds and debentures
return through a        rated A or better, with an average weighted portfolio
combination of          maturity of 3 to 10 years, and at least 25% in equity
capital appreciation    securities. There is no limit on the type of industry or
and current income      market capitalization of the companies in which the fund
consistent with         may invest. The Balanced Fund may emphasize fixed income
preservation of         securities or equity securities or hold equal amounts of
capital.                both, depending upon the Adviser's analysis of market,
                        financial, and economic conditions. The fund does not presently intend to invest more than 10% of its assets in securities rated below investment grade (commonly called "junk bonds") or, if unrated, determined by the Adviser to be of comparable credit quality.

Intermediate Bond       Under normal market conditions, the fund invests (at the
Fund                    time of investment) at least 80% of its net assets, plus
                        the amount of any borrowings for investment purposes, in
Goal: Seeks high cur-   bonds (which include all types of marketable debt
rent income consist-    securities). In addition, the fund expects that the
ent with preservation   dollar-weighted average life of its portfolio will be
of capital.             between 3 and 10 years. At least 70% of total assets (at
                        the time of investment must be invested in U.S.
                        Government securities or securities rated in the three highest investment grade categories by Moody's or S&P.

Government Money        Invests only in securities issued or guaranteed by the
Market Fund             U.S. Government or its agencies maturing in less than
                        thirteen months.
Goal: Seeks  maximum
current income with
safety of capital and
maintenance of
liquidity.


The Trust's funds will mail to their respective shareholders a notice at least sixty (60) days before any series of the Trust changes its name or name policy.

<PAGE 2>



                                   FUND RISKS

No investment is suitable for everyone. The principal risk of investing in each fund is that you may lose some or all of the money you invest. The other risks inherent in each fund depend primarily upon the types of securities in each fund's portfolio, as well as on market conditions. There is no guarantee that a fund will achieve its objective.

An investment in any fund is not a bank deposit and not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


The Monetta Fund, Mid-Cap Fund, Blue Chip Fund, Select Technology Fund and Balanced Fund primarily invest in growth companies. Growth companies are expected to increase their earnings at a certain rate. When these expectations are not met stock value can decline even if there is an increase in earnings. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.



Fund                    Principal Risks of Investing in the Funds
----                    -----------------------------------------
Monetta Fund            The principal risk of investing in this fund is that
                        returns may vary and you could lose money. The value of the fund's portfolio could decrease if the stock market goes down or if the value of an individual stock in a portfolio decreases. This fund may invest in more volatile sectors, which could result in a disproportionate return or loss compared to its benchmarks. If the value of the fund's portfolio decreases, the fund's net asset value (NAV) would also decrease, which means if you sold your shares, you would receive less money. Common stocks tend to be more volatile than other investment choices. The fund may invest in smaller companies, and small-cap stocks may be more volatile and risky than large-cap stocks. Smaller companies typically have more limited product lines, markets and financial resources than larger companies, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.

Select Technology       Since the fund is concentrated in the technology sector,
Fund                    its risk is greater than funds that are diversified. The
                        technology sector historically has been more volatile than other sectors of the market primarily due to market saturation, price competition and rapid product obsolescence, in addition to the normal risks associated with growth companies. An increase in interest rates and various other credit risk factors associated with market conditions can adversely affect the value of the fund's holdings and thus performance of the fund. The fund may invest in smaller companies, and small-cap and mid-cap stocks may be more volatile and risky than large-cap stocks. Smaller companies typically have more limited product lines, markets and financial resources than larger companies, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies. This fund has above average volatility and risk, and at a point in time your investment may be worth considerably less than your original investment.

Mid-Cap Fund            The principal risk of investing in this fund is that
                        returns may vary and you could lose money. The value of the fund's portfolio could decrease if the stock market goes down or if the value of an individual stock in a portfolio decreases. This fund may invest in more volatile sectors, which could result in a disproportionate return or loss compared to its benchmarks. If the value of the fund's portfolio decreases, the fund's net asset value (NAV) would also decrease, which means if you sold your shares, you would receive less money. Common stocks tend to be more volatile than other investment choices. The fund invests in mid-size companies, and mid-cap stocks may be more volatile and risky than large-cap stocks.




<PAGE 3>


Fund                    Principal Risks of Investing in the Funds (continued)
----                    -----------------------------------------------------

Blue Chip Fund          The principal risk of investing in this fund is that
                        returns may vary and you could lose money. The value of the fund's portfolio could decrease if the stock market goes down or if the value of an individual stock in a portfolio decreases. This fund may invest in more volatile sectors, which could result in a disproportionate return or loss compared to its benchmarks. If the value of the fund's portfolio decreases, the fund's net asset value (NAV) would also decrease, which means if you sold your shares, you would receive less money. Common stocks tend to be more volatile than other investment choices.

Balanced Fund           This fund carries the same risks associated with the
                        equity and fixed income Funds. The equity and the fixed income portion of the portfolio may vary and you could lose money. The equity portion of the portfolio could decrease if the stock market goes down or if the value of an individual stock in a portfolio decreases. This fund may invest in more volatile sectors, which could result in a disproportionate return or loss compared to its benchmarks. Common stocks tend to be more volatile than other investment choices. The fixed income portion of the portfolio may decrease in value if interest rates rise. This is often referred to as "maturity risk." In addition, there is credit risk associated with the securities that the fund invests in, if an issuer is unable to make principal and interest payments when due.
                        The fund may also face "prepayment risks," which occurs when issuers prepay their bonds more quickly than usual;
                        the fund may need to invest money at a lower rate. In addition, the allocation mix of the fund (equities versus fixed income), as well as the allocation between the various market capitalizations, could negatively impact the fund's performance.

Intermediate Bond       This fixed income fund tends to be less volatile than
Fund                    the Growth Funds that invest primarily in common stocks.
                        The fund's returns and yields will vary, and you could lose money. Since the fund invests in a variety of fixed income securities, a fundamental risk is that the value of these securities will fall if interest rates rise, which will cause the fund's net asset value (NAV) to also decline. This is often referred to as "maturity risk." In addition, there is credit risk associated with the securities that the fund invests in, if an issuer is unable to make principal and interest payments when due.
                        The fund may also face "prepayment risks," which occurs when falling interest rates lead issuers to prepay their bonds more quickly than usual so that they can re-issue bonds at a lower rate.

Government Money        Although the fund invests only in securities issued by
Market Fund             the U.S. Government, its agencies or instrumentalities,
                        not all such securities are backed by the full faith and credit guarantee of the U.S. Government. Your investment in the fund is not insured or guaranteed by the Federal
                        Deposit Insurance Corporation or any other Government
                        Agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.


Except for the Government Money Market Fund, all of the Monetta Funds have above-average trading activity, represented by high portfolio turnover rates. This above-average activity increases brokerage commission expenses for the Funds, and may affect the Funds' performance by reducing investment returns and increasing the amount of any capital gains taxes paid by the Funds' shareholders.

<PAGE 4>


PERFORMANCE


The following information illustrates how each of the funds' performance has varied over time and the risk associated with investing in each fund. The bar charts depict the change in performance from year-to-year during the period indicated. The tables compare each fund's average annual returns for the periods indicated to a broad-based securities market index.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


If returns are negative, returns after taxes on distributions and sale of fund shares may be higher than returns before taxes, as the resulting capital losses from the sale of fund shares would be available to offset capital gains from other investments.


The Funds' past performance (before and after taxes) does not necessarily indicate how they will perform in the future.

MONETTA FUND
Annual returns for periods ended 12/31

                                     [CHART]

                                  Column chart

1993     0.49%
1994    -6.21%
1995    28.02%
1996     1.60%
1997    26.18%
1998    -9.03%
1999    51.80%
2000   -15.97%
2001   -21.05%
2002   -15.27%

Best Quarter: 4th 1999, 47.66%; Worst Quarter: 3rd 1998, -23.50%

--------------------------------------------------------------------------------
Average Annual Total Returns


                                             1 Year   5 Years   10 Years
                                             ------   -------   --------
Monetta Fund*
   Return Before Taxes                       -15.27%   -4.94%     1.85%
   Return After Taxes on Distributions       -15.27%   -7.83%    -1.01%
   Return After Taxes on Distributions and
      Sale of Fund Shares                     -9.38%   -4.53%     0.57%
--------------------------------------------------------------------------------
Russell 3000 Index**                         -28.04%   -4.11%     6.30%
S&P 500**                                    -22.09%   -0.58%     9.34%



* The above performance data for the fund includes performance for when the fund operated under a small-cap investment focus from inception through 12/31/02.

** Reflects no deduction for fees, expenses or taxes. The Russell 3000 Index is an index that measures the performance of the 3,000 large U.S. Companies within the Russell 1000 and Russell 2000 Indices. The S&P 500 Index is the Standard & Poor's Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

Since the Russell 2000 Stock and the Russell 2000 Growth Indices are no longer appropriate indices, they are no longer reflected above. Had they been reflected, the performance for the Russell 2000 Index for the One, Five and Ten Year periods would have been -20.48%, -1.36% and 7.16%, respectively. The performance for the Russell 2000 Growth Index for the One, Five and Ten Year periods would have been -30.26%, -6.59% and 2.62%, respectively.

--------------------------------------------------------------------------------

<PAGE 5>

SELECT TECHNOLOGY FUND
Annual returns for periods ended 12/31

                                     [CHART]

                                  Column chart

1998    -2.81%
1999    62.91%
2000   -18.74%
2001   -22.34%
2002   -48.13%



Best Quarter: 4th 1999, 44.86%; Worst Quarter: 2nd 2002, -31.64%


--------------------------------------------------------------------------------
Average Annual Total Returns


                                                            Since Inception
                                         1 Year   5 Years       (2/1/97)
                                         ------   -------   ---------------
Select Technology Fund*
   Return Before Taxes                   -48.13%   -12.32%       -4.48%
   Return After Taxes on Distributions   -48.13%   -13.97%       -6.35%
   Return After Taxes on Distributions
      and Sale of Fund Shares            -29.55%    -9.27%       -3.56%
--------------------------------------------------------------------------------
S&P500**                                 -22.09%    -0.58%        3.41%
Merrill Lynch 100 Technology Index***    -41.49%    -1.20%        0.23%


* The above performance data for the fund includes performance for when the fund operated under a small-cap investment focus from inception through 12/3/01.

** Reflects no deduction for fees, expenses or taxes. The S&P 500 Index is the Standard & Poor's Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.


*** Reflects no deduction for fees, expenses, or taxes. The Merrill Lynch 100 Technology Index is an equal-dollar weighted index of 100 stocks designed to measure the performance of a cross section of large, actively traded technology stocks and ADRs.

--------------------------------------------------------------------------------


<PAGE 6>

MID-CAP FUND
Annual returns for periods ended 12/31

                                     [CHART]

                                  Column chart

1994     2.17%
1995    24.54%
1996    24.20%
1997    29.14%
1998    -0.85%
1999    53.39%
2000   -12.69%
2001   -43.05%
2002   -27.29%



Best Quarter: 4th 1999, 44.55%; Worst Quarter: 1st 2001, -41.02%


--------------------------------------------------------------------------------
Average Annual Total Returns
                                                                 Since Inception
                                              1 Year   5 Years      (3/1/93)
                                              ------   -------   ---------------
Monetta Mid-Cap Fund


   Return Before Taxes                        -27.29%  -11.27%         4.34%
   Return After Taxes on Distributions        -27.29%  -14.07%         0.56%
   Return After Taxes on Distributions
      and Sale of Fund Shares                 -16.75%   -8.43%         2.99%
--------------------------------------------------------------------------------
S&P Mid-Cap 400 Index*                        -14.51%    6.41%        12.19%


*Reflects no deduction for fees, expenses, or taxes. The S&P Mid-Cap 400 Index is an unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation.
--------------------------------------------------------------------------------

<PAGE 7>

BLUE CHIP FUND
Annual returns for periods ended 12/31

                                     [CHART]

                                  Column chart

1996    28.20%
1997    26.64%
1998     8.99%
1999    53.98%
2000   -14.96%
2001   -53.94%
2002   -30.55%



Best Quarter: 4th 1998, 32.13%; Worst Quarter: 1st 2001, -44.70%


--------------------------------------------------------------------------------
Average Annual Total Returns
                                                                 Since Inception
                                              1 Year   5 Years       (9/1/95)
                                              ------   -------   ---------------
Monetta Blue Chip Fund


   Return Before Taxes                        -30.55%  -14.51%        -3.26%
   Return After Taxes on Distributions        -30.55%  -15.63%        -5.23%
   Return After Taxes on Distributions
      and Sale of Fund Shares                 -18.76%  -10.05%        -2.05%
--------------------------------------------------------------------------------
S&P 500 Index*                                -22.09%   -0.58%         8.01%


*Reflects no deduction for fees, expenses, or taxes. The S&P 500 Index is the Standard & Poor's Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.
--------------------------------------------------------------------------------


<PAGE 8>

BALANCED FUND
Annual returns for periods ended 12/31

                                     [CHART]

                                  Column chart

1996    25.94%
1997    21.21%
1998     8.59%
1999    29.60%
2000    -5.15%
2001   -17.34%
2002   -14.28%



Best Quarter: 4th 1999, 17. 88%; Worst Quarter: 1st 2001, -19.13%


--------------------------------------------------------------------------------
Average Annual Total Returns
                                                                 Since Inception
                                              1 Year   5 Years       (9/1/95)
                                              ------   -------   ---------------
Monetta Balanced Fund


  Return Before Taxes                         -14.28%   -1.11%        5.99%
  Return After Taxes on Distributions         -14.86%   -3.80%        3.25%
  Return After Taxes on Distributions
     and Sale of Fund Shares                   -8.76%   -1.61%        3.99%
--------------------------------------------------------------------------------
S&P 500 Index*                                -22.09%   -0.58%        8.01%
Lehman Bros. Gov't/Credit
   Bond Index**                                11.04%    7.62%        7.71%


*Reflects no deduction for fees, expenses, or taxes. The S&P 500 Index is the Standard & Poor's Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

**Reflects no deduction for fees, expenses, or taxes. The Lehman Bros. Gov't/Credit Bond Index is composed of all bonds that are of investment grade with at least one year until maturity.
--------------------------------------------------------------------------------

<PAGE 9>

INTERMEDIATE BOND FUND
Annual returns for periods ended 12/31

                                    [CHART]

                                  Column chart

1994   -1.04%
1995   14.84%
1996    6.46%
1997    8.91%
1998    8.38%
1999    1.60%
2000    8.13%
2001    4.44%
2002    9.24%



Best Quarter: 2nd 1995, 5.29%; Worst Quarter: 4th 2001, -3.94%


--------------------------------------------------------------------------------
Average Annual Total Returns


                                                             Since Inception
                                         1 Year   5 Years       (3/1/93)
                                         ------   -------   ---------------
Monetta Intermediate Bond Fund
   Return Before Taxes                   9.24%**  6.32%**         6.94%**
   Return After Taxes on Distributions   7.47%    3.85%           4.37%
   Return After Taxes on Distributions
      and Sale of Fund Shares            5.62%    3.83%           4.29%
--------------------------------------------------------------------------------
Lehman Bros. Gov't/Credit
   Interm. Bond Index*                   9.84%    7.48%           6.82%



* Reflects no deduction for fees, expenses, or taxes. The Lehman Gov't/Credit Intermediate Bond Index is an unmanaged index of all bonds covered by the Lehman Brothers Government Bond Index with maturities between one and 9.9 years.

** Total returns are net of a portion or all of the advisory fees waived by the Adviser. Effective July 1, 2001, the Adviser elected not to waive any portion of the management fee.
--------------------------------------------------------------------------------



<PAGE 10>

GOVERNMENT MONEY MARKET FUND
Annual returns for periods ended 12/31

                                    [CHART]

                                  Column chart

1994   4.04%
1995   5.87%
1996   5.06%
1997   5.15%
1998   5.24%
1999   4.85%
2000   6.03%
2001   3.67%
2002   1.25%



Best Quarter: 4th 2000, 1.60%; Worst Quarter: 4th 2002, 0.25%


--------------------------------------------------------------------------------
Average Annual Total Return


                                                                         Since
                                                                       Inception
                                                    1 Year   5 Years    (3/1/93)
                                                    ------   -------   ---------
Monetta Government
   Money Market Fund                                 1.25%*    4.19%*     4.41%*


*    Total returns are net of all advisory fees waived by the Adviser.
--------------------------------------------------------------------------------


<PAGE 11>

                                FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

--------------------------------------------------------------------------------
Shareholder Fees (fees paid directly from your investment):

                 Redemption fees: NONE*
                 Exchange fees: NONE**

Annual Fund Operating  Expenses
   (expenses that are deducted from fund assets)


                                        Distribution               Total Annual
                           Management   and Services     Other    Fund Operating
                              Fees      (12b-1) Fees   Expenses      Expenses
                           ----------   ------------   --------   --------------
Monetta Fund                0.95%          N/A         0.85%(b)     1.80%(b)
Select Technology Fund      0.75%         0.25%        4.27%(b)     5.27%(b)
Mid-Cap Equity Fund         0.75%         0.25%        1.12%(b)     2.12%(b)
Blue Chip Fund              0.75%         0.25%        3.75%(b)     4.75%(b)
Balanced Fund               0.40%         0.25%        1.15%(b)     1.80%(b)
Intermediate Bond Fund      0.35%(a)      0.25%        0.24%(b)     0.84%(a)(b)
Gov't. Money Market Fund    0.25%(a)      0.10%(a)     0.89%(b)     1.24%(a)(b)



(a) In 2002, the Adviser voluntarily waived all of the management fee for the Government Money Market Fund. For the Government Money Market Fund the Board of Trustees elected to waive all of the Distribution and Service (12b-1) Fees.

(b) Various fund expenses for all the Funds, such as legal, audit, tax preparation, proxy and printing, were paid for indirectly through directed brokerage agreements (soft dollars). As a result actual total annual fund operating expenses in 2002 were Monetta Fund 1.65%; Select Technology Fund 2.50%; Mid-Cap Fund 1.89%; Blue Chip Fund 2.50%; Balanced Fund 1.57%; Intermediate Bond Fund 0.76% and Government Money Market Fund 0.46%.

As of the date of the Prospectus, the waiver of management fees for the Government Money Market Fund continues in effect, subject to review and possible termination by the Adviser at the beginning of each quarter.


* If you request payment of redemption proceeds by wire, you must pay the cost of the wire (currently $15.00).
** For telephone exchanges, the transfer agent will charge a $5.00 fee to your account.
--------------------------------------------------------------------------------

                                     Example

This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in a fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that you reinvest your dividends and distributions, and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


                                        One    Three    Five      Ten
                                       Year    Years    Years    Years
                                       ----   ------   ------   ------
Monetta Fund                           $173   $  537   $  925   $2,011
Monetta Select Technology Fund          553    1,651    2,738    5,403
Monetta Mid-Cap Equity Fund             223      687    1,176    2,525
Monetta Blue Chip Fund                  499    1,496    2,494    4,990
Monetta Balanced Fund                   189      585    1,006    2,178
Monetta Intermediate Bond Fund           88      276      479    1,065
Monetta Government Money Market Fund    130      405      701    1,541




<PAGE 12>

                      INVESTMENT OBJECTIVES AND STRATEGIES

The Funds' investment objectives differ principally in the types of securities selected for investment and the importance each fund places on growth potential, current income and preservation of capital as considerations in selecting investments.

The Monetta Fund, Mid-Cap Fund, and Blue Chip Fund each seek long-term capital growth by investing in common stocks believed to have above-average appreciation potential. The Funds differ from each other with respect to the market capitalizations of the companies in which they invest.

Each fund's investment approach emphasizes a competitive return in rising markets and preservation of capital in declining markets in an attempt to generate long-term capital growth over a complete business cycle (approximately 3 to 5 years) when compared to the broader stock market indices. The Adviser's emphasis is on common stocks with improving earnings per share growth, a history of growth and sound management, and a strong balance sheet.

In their investments in equity securities, the Monetta Fund, Select Technology Fund, Mid-Cap Fund, Blue Chip Fund, and Balanced Fund (in its investments in equity securities, as discussed below) each pursue a selling discipline to preserve capital gains and limit losses. A security will not be sold purely on price appreciation or decline. A security will normally be sold if it becomes less attractive compared to a new stock idea, or company fundamentals deteriorate with little perceived prospect for improvement within a reasonable time frame. The actual timing of the sale of a security may be affected by liquidity constraints or other factors affecting the market for that security. This selling discipline may result in higher than average portfolio turnover, which may be exacerbated by extraordinary market conditions.


The securities in which each fund invests will be listed on a national securities exchange or traded on an over-the-counter market.


The Trust's funds will mail to their respective shareholders a notice at least sixty (60) days before any series of the Trust changes its name or name policy.

     .    Monetta Fund


The Monetta Fund's investment objective, under normal market conditions, is to provide its Shareholders with capital appreciation by investing the Fund's assets in equity securities (common stocks) believed to have growth potential. Under normal market conditions, the Monetta Fund generally invests (at the time of investment) at least 65% of its net assets in common stocks of companies of all market capitalization ranges.


     .    Select Technology Fund


The Select Technology Fund seeks long-term appreciation of capital by investing in common stocks of companies in the technology sector. Under normal market conditions, the fund invests (at the time of investment) at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in common stocks of technology-related companies that the Adviser believes to be leading companies in the technology sector. The primary industries within the technology sector include software, hardware, Internet-related business, computer services, telecommunications, fiber optics and semi-conductor manufacturing and equipment. The Adviser determines whether a company is a technology company by consulting Bloomberg(R) and other relevant third party sources. There is no limit on the market capitalization of the companies in which the fund



<PAGE 13>

invests, or in the length of operating history for the companies. The fund's concentration in the technology sector may make it more susceptible to greater losses and volatility when compared to a more diversified portfolio.

     .    Mid-Cap Fund


The Mid-Cap Fund typically invests in medium-sized companies within the range of companies included in the S&P Mid-Cap 400 Index. The capitalization range for the S&P Mid-Cap 400 Index is between $200 million and $9 billion. Under normal market conditions, the fund invests (at the time of investment) at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks of mid-cap companies ranging between $1 billion and $10 billion.


     .    Blue Chip Fund


The Blue Chip Fund typically invests in large companies with market capitalizations in excess of $10 billion. Under normal market conditions, the fund invests (at the time of investment) at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks of large-cap companies with market capitalizations in excess of $10 billion. "Blue chip" companies include large, well-established companies that are included in, or similar in size to, those included in the Standard and Poor's 500 Composite Stock Index.


     .    Balanced Fund

The Balanced Fund seeks a favorable total rate of return through a combination of capital appreciation and current income consistent with preservation of capital derived from investing in a portfolio of equity and fixed income securities such as Corporate Bonds and U.S. Government Obligations.

The investment approach for the Balanced Fund combines the equity growth strategy (various market capitalizations) used for the Monetta Fund, Select Technology Fund, Mid-Cap Fund, and Blue Chip Fund and the income strategy employed by the Intermediate Bond Fund, as discussed below.


The Balanced Fund may emphasize fixed income securities or equity securities or hold equal amounts of both, depending upon the Adviser's analysis of market, financial and economic conditions. Under normal market conditions, at least 25% of the fund's assets will be invested (at the time of investment) in equity securities with no limitation on industry or market capitalization, and at least 25% of the fund's assets will be invested in fixed income securities, which generally will consist of U.S. Government securities and corporate bonds and debentures rated A or better, with an average weighted portfolio maturity of 3 to 10 years. The fund does not presently intend to invest more than 10% of its assets in securities rated below investment grade (commonly called "junk bonds") or, if unrated, determined by the Adviser to be of comparable credit quality.


     .    Intermediate Bond Fund

The Intermediate Bond Fund seeks a high level of current income, consistent with the preservation of capital, by investing primarily in marketable debt securities.



<PAGE 14>


Under normal market conditions, the fund invests (at the time of investment) at least 80% of its net assets, plus any borrowings for investment purposes, in bonds, which include a variety of debt securities, including corporate bonds and notes, government securities and securities backed by mortgages or other assets. The fund expects that the dollar-weighted average life of its portfolio will be between 3 and 10 years.


Under normal market conditions, the Intermediate Bond Fund invests at least 70% of the value of its total assets (taken at market value at the time of investment) in the following:

(1) Marketable straight-debt securities of domestic issuers and of foreign issuers payable in U. S. dollars, rated at the time of purchase within the three highest grades assigned by Moody's or by S & P;

(2) Securities issued or guaranteed by the full faith and credit of the U.S. Government or by its agencies or instrumentalities;

(3) Commercial paper rated Prime-1 by Moody's or A-1 by S&P at time of purchase or, if unrated, issued or guaranteed by a corporation with any outstanding debt rated A or better by Moody's or by S & P;

(4) Variable rate demand notes, if unrated, determined by the Adviser to be of credit quality comparable to the commercial paper in which the fund may invest; or

(5) Bank obligations, including repurchase agreements,* of banks having total assets in excess of $500 million.

*A repurchase agreement is a sale of securities to a fund in which the seller (a bank or broker-dealer believed by the Adviser to be financially sound) agrees to repurchase the securities at a higher price, which includes an amount representing interest on the purchase price, within a specified time.

     .    Government Money Market Fund

The Government Money Market Fund seeks maximum current income consistent with safety of capital and maintenance of liquidity. The fund invests only in U. S. Government Securities maturing in thirteen months or less from the date of purchase and repurchase agreements for U. S. Government Securities.

U. S. Government Securities in which the fund is permitted to invest include:

(1) Securities issued by the U. S. Treasury such as bills, notes, bonds and other debt securities;

(2) Securities issued or guaranteed as to principal and interest by agencies or instrumentalities of the U. S. Government that are backed by the full faith and credit guarantee of the U. S. Government;

(3) Securities issued or guaranteed as to principal and interest by agencies or instrumentalities of the U. S. Government that are not backed by the full faith and credit guarantee of the U. S. Government; and

(4) Repurchase agreements for securities listed in (1), (2), and (3) above, regardless of the maturities of such underlying securities.

The fund is a money market fund and follows procedures, described in the Statement of Additional Information, designed to stabilize its net asset value per share at $1.00. In order to help maintain the stable $1.00 net asset value, the average days to maturity of the securities cannot be greater than 90 days.



<PAGE 15>

                        INVESTMENT RISKS & CONSIDERATIONS

Investment Risks

All investments, including those in mutual funds, have risks. No investment is suitable for all investors. The risks inherent in each fund depend primarily upon the types of securities in the fund's portfolio, as well as on market conditions. There is no guarantee that a fund will achieve its objective or that the Managers' investment strategies will be successful. There is a risk that you could lose all or a portion of your investment in a fund as a result of a steep, sudden and/or prolonged market decline.


The Monetta Fund is designed for long-term investors who can accept the fluctuations in portfolio value and other risks associated with seeking capital growth through investment in common stocks. The value of the fund's portfolio could decrease if the stock market goes down or if the value of an individual stock in a portfolio decreases. This fund may invest in more volatile sectors, which could result in a disproportionate return or loss compared to its benchmarks. If the value of the fund's portfolio decreases, the fund's net asset value (NAV) would also decrease, which means, if you sold your shares, you would receive less money. Common stocks tend to be more volatile than other investment choices. The fund may invest in smaller companies, and small-cap and mid-cap stocks may be more volatile and risky than large-cap stocks. Smaller companies typically have more limited product lines, markets and financial resources than larger companies, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies. In 2002, the Monetta Fund retained a large amount of its assets in short-term investments, including cash and cash equivalents. The Adviser continues to maintain this defensive position as a result of continued market volatility and uncertainty. When the fund is so invested, it may not achieve its investment objective.

The Select Technology Fund is designed for long-term investors who can accept the extreme fluctuations associated with a sector portfolio along with other risks associated with seeking capital appreciation through investment in common stocks of technology related companies. The technology sector historically has been more volatile than other sectors of the market primarily due to market saturation, price competition and rapid product obsolescence, in addition to the normal risks associated with growth companies. Growth companies are expected to increase their earnings at a certain rate. When these expectations are not met stock value can decline even if there is an increase in earnings. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns. An increase in interest rates and various other credit risk factors associated with market conditions can adversely affect the value of the fund's holdings and thus performance of the fund. Since the fund does not have a defined market capitalization range, the risk can be even greater if the fund is over-weighted in small-capitalization stocks. The fund may invest in smaller companies, and small-cap and mid-cap stocks may be more volatile and risky than large-cap stocks. Smaller companies typically have more limited product lines, markets and financial resources than larger companies, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.


The Mid-Cap Fund is designed for long-term investors who can accept the fluctuations in portfolio value and other risks associated with seeking capital growth through investment in common stocks. The value of the fund's portfolio could decrease if the stock market goes down or if the value of an individual stock in a portfolio decreases. This fund may invest in more volatile sectors, which could result in a disproportionate return or loss compared to its benchmarks. If the value of the fund's portfolio decreases, the fund's net asset value (NAV) would also decrease, which means, if you sold your shares, you would receive less money. Common stocks tend to be more volatile than other investment choices. The fund invests in mid-size companies, and mid-cap stocks may be more volatile and risky than large-cap stocks.



<PAGE 16>

The Blue Chip Fund is designed for long-term investors who can accept the fluctuations in portfolio value and other risks associated with seeking capital growth through investment in common stocks. The value of the fund's portfolio could decrease if the stock market goes down or if the value of an individual stock in a portfolio decreases. This fund may invest in more volatile sectors, which could result in a disproportionate return or loss compared to its benchmarks. If the value of the fund's portfolio decreases, the fund's net asset value (NAV) would also decrease, which means, if you sold your shares, you would receive less money. Common stocks tend to be more volatile than other investment choices.


The Balanced Fund is appropriate for long-term investors who can accept asset value fluctuations from interest rate changes and credit risks associated with fixed income investments and other risks associated with investments in common stocks. The equity and the fixed income portion of the portfolio may vary and could lose money. The equity portion of the portfolio could decrease if the stock market goes down or if the value of an individual stock in a portfolio decreases. This fund may invest in more volatile sectors, which could result in a disproportionate return or loss compared to its benchmarks. Common stocks tend to be more volatile than other investment choices. The fixed income portion of the portfolio may decrease in value if interest rates rise. This is often referred to as "maturity risk." In addition, there is credit risk associated with the securities that the fund invests in, if an issuer is unable to make principal and interest payments when due. The fund may also face "prepayment risks," which occurs when issuers prepay their bonds more quickly than usual; the fund may need to invest money at a lower rate. In addition, the allocation mix of the fund (equities versus fixed income), as well as the allocation between the various market capitalizations, could negatively impact the fund's performance.


The Intermediate Bond Fund is appropriate for investors who seek high income with less net asset value fluctuation (from interest rate changes) than that of a longer-term fund. However, the fund has more net asset value fluctuation than with a shorter-term fund. The fund is appropriate for investors who can accept the credit and others risks associated with securities (up to 20%) that are rated below investment grade. A longer-term bond fund will usually provide a higher yield than an intermediate term fund like the Intermediate Bond Fund; conversely, an intermediate-term fund usually has less net asset value fluctuation, although there can be no guarantee that this will be the case. Since the fund invests in a variety of fixed-income securities, a fundamental risk is that the value of these securities will fall if interest rates rise, which will cause the fund's net asset value (NAV) to also decline. This is often referred to as "maturity risk." In addition, there is credit risk associated with the securities that the fund invests in, if an issuer is unable to make principal and interest payments when due. The fund may also face "prepayment risks," which occurs when falling interest rates lead issuers to prepay their bonds more quickly than usual so that they can re-issue bonds at a lower rate.

The Government Money Market Fund is designed for investors who seek income with minimum risk (including the risk of principal loss) other than the risk of changes in yield caused by fluctuation in prevailing levels of interest rates. Because the Government Money Market Fund's investment policy permits it to invest in U. S. Government Securities that are not backed by the full faith and credit of the U. S. Government, investment in that fund may involve risks that are different in some respects from an investment in a fund that invests only in securities that are backed by the full faith and credit of the U. S. Government. Such risks may include a greater risk of loss of principal and interest on the securities in the fund's portfolio that are supported only by the issuing or guaranteeing U. S. Government agency or instrumentality since the fund must look principally or solely to that entity for ultimate repayment. There can be no guarantee that the Government Money Market Fund will be able at all times to maintain its net asset value per share at $1.00.

Investment Considerations


Equity Securities in the Monetta Fund, Select Technology Fund, Mid-Cap Fund, Blue Chip Fund and Balanced Fund. Common stocks represent an equity interest in a corporation. Although common stocks have




<PAGE 17>

a history of long-term growth in value, their prices tend to fluctuate in the short term and there is no guarantee of continued long-term growth. The securities of smaller companies, as a class, have had periods of favorable results and other periods of less favorable results compared to the securities of larger companies as a class. Stocks of small- to mid-size companies tend to be more volatile and less liquid than stocks of large companies. Smaller companies, as compared to larger companies, may have a shorter history of operations, may not have as great an ability to raise additional capital, may have a less diversified product line making them susceptible to market pressure, and may have a smaller public market for their shares. Equity securities of growth companies may be more volatile and could result in a disproportionate return or loss respective to their benchmark. Equity securities of technology growth companies are extremely volatile primarily due to market saturation, price competition and rapid product obsolescence.

Debt Securities in the Balanced Fund, Intermediate Bond Fund and Government Money Market Fund. Bonds and other debt instruments are methods for an issuer to borrow money from investors. Debt securities have varying levels of sensitivity to interest rate changes and varying degrees of quality. A decline in prevailing levels of interest rates generally increases the value of debt securities, while an increase in rates usually reduces the value of those securities. As a result, interest rate fluctuations will affect a fund's net asset value, but not the income received by a fund from its portfolio securities (because yields on debt securities available for purchase by a fund vary over time, no specific yield on shares of a fund can be assured). Also, if the bonds in a fund's portfolio contain call, prepayment, or redemption provisions, during a period of declining interest rates, these securities are likely to be redeemed, and the fund will probably be unable to replace them with securities having a comparable yield. There can be no assurance that payments of interest and principal on portfolio securities will be made when due. Bonds and bond funds are also exposed to credit risks, which is the possibility that the issuer will default on its obligation to pay interest and/or principal.

"Investment grade" debt securities are those rated within the four highest ratings categories of Moody's or S&P or, if unrated, determined by the Adviser to be of comparable quality. Bonds rated Baa or BBB have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of their issuers to make principal and interest payments than is the case with higher grade bonds. Lower-rated debt securities (commonly called "junk bonds"), on balance, are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy; they are likely to be less marketable and more adversely affected by economic downturns than higher-quality debt securities. Convertible debt securities are frequently unrated or, if rated, are below investment grade. For more information, see the discussion of debt securities in the Funds' Statement of Additional Information.

Short-Term Investment in all the Funds. The Funds (other than the Government Money Market Fund) may make short-term investments without limitation in periods when the Adviser determines that a temporary defensive position is warranted. When a fund is so invested, it may not achieve its investment objective. Such investments may be in: U. S. Government Securities of the type in which the Government Money Market Fund may invest; certificates of deposit, bankers' acceptances, and other obligations of domestic banks having total assets of at least $500 million and which are regulated by the U. S. Government, its agencies or instrumentalities; commercial paper rated in the highest category by a recognized rating agency; and demand notes comparable in quality, in the Adviser's judgment, to commercial paper rated in the highest category.

When-Issued and Delayed-Delivery Securities. The Balanced Fund, Intermediate Bond Fund and Government Money Market Fund may invest in securities purchased on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time the purchaser enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. A fund makes such commitments only with the intention of



<PAGE 18>

actually acquiring the securities, but may sell the securities before settlement date if the Adviser deems it advisable for investment reasons. The Government Money Market Fund may purchase securities on a stand-by commitment basis, which is a delayed-delivery agreement in which the fund binds itself to accept delivery of a security at the option of the other party to the agreement. When a fund commits to purchase securities on a when-issued or delayed-delivery basis, the fund segregates assets to secure its ability to perform and to avoid the creation of leverage.

Repurchase Agreements. The Balanced Fund, Intermediate Bond Fund, and Government Money Market Fund may enter into repurchase agreements. In the event of a bankruptcy or other default of a seller of a repurchase agreement, a fund could experience both delays in liquidating the underlying securities and losses, including: (a) possible decline in the value of the collateral during the period while the fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

Options and Futures. Consistent with their objectives, the Balanced Fund and Intermediate Bond Fund may each purchase and write both call options and put options on securities and on indexes and enter into interest rate and index futures contracts and options on such futures contracts (such put and call options, futures contracts, and options on futures contracts are referred to as "derivative products") in order to provide additional revenue or to hedge against changes in security prices or interest rates. The fund may write a call or put option only if the option is covered. The fund will limit its use of futures contracts and options on futures contracts to hedging transactions to the extent required to do so by regulatory agencies. There are several risks associated with the use of derivative products. As the writer of a covered call option, the fund foregoes, during the option's life, the opportunity to profit from increases in market value of the security covering the call option. Because of low margin deposits required, the use of futures contracts involves a high degree of leverage and may result in losses in excess of the amount of the margin deposit. Since there can be no assurance that a liquid market will exist when the fund seeks to close out a derivative product position, these risks may become magnified. Because of these and other risks, successful use of derivative products depends on the Adviser's ability to correctly predict changes in the level and the direction of stock prices, interest rates, and other market factors; but even a well-conceived transaction may be unsuccessful because of an imperfect correlation between the securities and derivative product markets. When either the Balanced Fund or Intermediate Bond Fund enters into a futures contract, it segregates assets to secure its ability to perform and to avoid the creation of leverage. For additional information, please refer to the Funds' Statement of Additional Information.


Portfolio Turnover. The Monetta Fund and Select Technology Fund normally execute an above-average amount of equity trading. Their annual portfolio turnover rates typically exceed 100%, and in some years have exceeded 600% and 400%, respectively*. The Mid-Cap Fund, Blue Chip Fund and Balanced Fund also have above-average trading activity that results in the turnover rate to normally range between 100% to 300%. The Intermediate Bond Fund has executed trades resulting in a turnover rate range of 50% to 260%. As the Bond Fund's assets grow, the turnover rate may also increase as the fund seeks to take advantage of short-term investment opportunities previously not available. This high portfolio turnover increases brokerage commissions paid for the equity funds and may reduce investment returns. To the extent that the trading results in net realized gains, the shareholder will be taxed on the distributions. In addition, the tax consequences and trading costs associated with high portfolio turnover can affect the Funds' performance by reducing investment returns.

--------------------------------------------------------------------------------
*A portfolio turnover rate of 400% is equivalent to the fund buying and selling all of the securities in its portfolio four times in the course of a year.




<PAGE 19>

                             INVESTMENT RESTRICTIONS

The Funds'investment restrictions are detailed in the Statement of Additional Information. Fundamental investment objectives cannot be changed without shareholder approval.

                                   MANAGEMENT

Management of the Funds

The Board of Directors of the Fund, the Trustees of the Trust, Investment Adviser and the Funds' management and administrative teams are instrumental in the management of the Funds.

Board of Directors

The Board of Directors of Monetta Fund and the Board of Trustees of the Trust oversee the management of the Funds and meet at least quarterly to review reports about fund operations. Although the Directors and Trustee do not manage the Funds, they have hired the Investment Adviser to do so.

At the recommendation of the Adviser, the Board approves the transfer agent, custodial bank and distributor on an annual basis.


Over 50% of the Directors and Trustees are independent of the Funds' Investment Adviser under the Investment Company Act of 1940.


Investment Adviser

The investment adviser is Monetta Financial Services, Incorporated. Subject to the overall authority of the respective Boards, the Adviser manages the business and investments of the Funds under investment advisory agreements dated December 3, 2001. The Adviser is controlled by Robert S. Bacarella, the President and Founder of the Funds. The Adviser's address is 1776-A S. Naperville Road, Suite 100, Wheaton, IL 60187. It is a Delaware corporation, incorporated on January 13, 1984. The Adviser has managed the Monetta Fund and the Monetta Trust since inception, 1986 and 1993, respectively.


The Adviser receives a monthly fee from each fund based on that fund's average net assets, computed and accrued daily. The annual management fee rate paid to the Adviser by the Balanced Fund and each of the Fixed Income Funds is: Balanced Fund 0.40%; Intermediate Bond Fund 0.35% and Government Money Market Fund 0.25%. For each of the Equity Funds, the management fee rate is:


                           First $300       Next $200      Net Assets
                         million in Net   million in Net    over $500
         Fund                Assets           Assets         million
----------------------   --------------   --------------   ----------
Monetta Fund                 0.95%            0.90%          0.85%
Select Technology Fund       0.75%            0.70%          0.65%
Mid-Cap Fund                 0.75%            0.70%          0.65%
Blue Chip Fund               0.75%            0.70%          0.65%


From the management fee, the Adviser pays for all the expenses to manage, administer and operate the fund except direct fund related expenses such as transfer agent, custodial, legal, audit, brokerage expenses and fees and expenses of the independent Directors and Trustees.




<PAGE 20>

Sub-Adviser

Ambassador Capital Management, LLC
211 W. Fort Street, Suite 720
Detroit, MI 48226

Ambassador Capital was established as a limited liability company on February 18, 1998. Its managers have a total of over 72 years of experience in the management of fixed income portfolios. The firm specializes in the management of fixed income and cash portfolios for public and private sector retirement plans, municipalities, corporations, endowments and foundations.


The Adviser has entered into a Sub-Advisory Agreement dated December 3, 2001 with Ambassador Capital Management LLC to manage the Intermediate Bond Fund, the Government Money Market Fund and the fixed income portion of the Balanced Fund. The sub-advisory fee is paid to Ambassador Capital LLC by the Adviser. The annual management fee rate paid to the Sub-Adviser by the Adviser for net assets in excess of $30 million are, Intermediate Bond Fund, 0.10%; Government Money Market Fund, 20% of the fee charged by the Adviser; and the Balanced Fund 0.10% (applies only to the fixed-income portion of the portfolio).


Investment Team


The Adviser manages each of the Equity Funds through the use of co-managers. Mr. Robert S. Bacarella, Mr. Timothy Detloff and Mr. Gary Schaefer are the portfolio managers. Mr. Bacarella and Mr. Detloff co-manage the Monetta Fund, Select Technology Fund, Mid-Cap Fund, Blue Chip Fund and the equity portion of the Balanced Fund. Mr. Schaefer and Mr. Bacarella co-manage the Intermediate Bond Fund, Government Money Market Fund and the fixed income portion of the Balanced Fund.

Mr. Bacarella has been Chairman and CEO of the Adviser since October 1996; Director since 1984; and President of the Adviser from 1984 to 1996 and April 1997 to present. He has served as the portfolio manager of the Monetta Fund and Select Technology Fund since they began operations; and manager of the Mid-Cap Fund, Blue Chip Fund and Balanced Fund since November 8, 1996. He has served as the portfolio manager of the Intermediate Bond Fund and the Government Money Market Fund from November 1996 through November 2001. Mr. Bacarella was Director
- Pension Fund Investments for Borg-Warner Corporation until 1989. He received his Bachelors Degree in Finance and Accounting from St. Joseph's College and his MBA from Roosevelt University.

Mr. Detloff joined the Adviser in January 1996 as an Analyst. He has been manager of the Monetta Fund, Select Technology Fund, Mid-Cap Fund, Blue Chip Fund and the equity portion of the Balanced Fund since June 1998. Prior to joining the Adviser, Mr. Detloff was an analyst for Amoco Corp. from 1987 to 1996. He received his Bachelor's Degree in Accounting from Northern Illinois University and his MBA from the University of Illinois.


Mr. Schaefer, through Ambassador Capital Management, LLC as Sub-Adviser, manages the Intermediate Bond Fund, Government Money Market Fund and fixed income portion of the Balanced Fund. Prior to December 2001, Mr. Schaefer was manager of these funds as an employee of the Adviser since June 1997. Mr. Schaefer was Managing Director with Lehman Brothers from 1984 to 1997. He has been involved in various aspects of the fixed income discipline since 1971. He has his Bachelor's Degree in Finance and his MBA from the University of Detroit.



<PAGE 21>

                                OTHER INFORMATION

Although Monetta Fund, Inc. and Monetta Trust are separate legal entities, the Prospectus is issued on a combined base for convenience and to avoid redundancy.

Monetta Fund, the Trust and the Funds use "Monetta" in their names by license from the Adviser and would be required to stop using those names if Monetta Financial Services, Inc., ceases to be the Adviser. The Adviser has the right to use the name for other enterprises, including other investment companies.

Promotional Activities


From time to time, the Adviser may undertake various promotional activities with the view to increasing the assets or the number of shareholder accounts of one or more of the Funds.

Best Execution


The Adviser seeks the best combination of net price and execution in selecting broker-dealers to execute portfolio transactions for the Funds. Subject to the overriding consideration and consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., the Adviser may consider sales of fund shares, or recommendations that clients purchase fund shares, as a factor in the selection of broker-dealers to execute transactions for the Funds.

Legal Proceedings

On February 26, 1998, the Securities and Exchange Commission issued an order instituting public administrative cease-and-desist proceedings entitled "In the Matter of Monetta Financial Services, Inc., et al." (File No. 3-9546) against Monetta Financial Services, Inc., Robert S. Bacarella, Richard D. Russo, William
M. Valiant, and Paul W. Henry. The action alleges that the defendants violated
Section 17(a) of the Securities Act of 1933, Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 thereunder, and Section 206 of the Investment Advisers Act of 1940, because they failed to disclose that securities issued by third parties in initial public offerings in 1993 were allocated partly to Messrs. Russo, Valiant, and Henry, who were either Trustees or Directors of publicly-traded mutual funds advised by the Adviser, and partly to the mutual fund and other clients of the Adviser. All the defendants contested the action and on March 27, 2000, the Securities and Exchange Commission's administrative law judge issued an initial decision in these proceedings, finding that the defendants had violated the foregoing provisions, and that Mr. Henry had violated Section 17(j) of the Investment Company Act of 1940 and Rule 17j-1 thereunder by not timely reporting his initial public offering transactions, and ordering remedial sanctions, including cease and desist orders, censures, temporary suspensions and payment of civil money penalties. Monetta Financial Services, Inc., Mr. Bacarella and Mr. Russo are appealing this decision and all of the orders related to those defendants appealing are stayed pending outcome of the administrative appeal. Mr. Henry was ordered suspended from association with any registered investment company for 30 days, to cease and desist from committing or causing violations of various provisions of the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940, to disgorge $10,187.50 and pay prejudgment interest on this amount, and to pay a civil penalty of $10,000. The orders with respect to Mr. Henry became final on April 18, 2000. A copy of the initial decision is available on the Securities and Exchange Commission's website at http://www.sec.gov/enforce/alj/id162bpm.htm.



<PAGE 22>

Initial Public Offering (IPO's) Disclosure

The Funds may participate in the IPO market and a portion of the Funds' returns may be attributable to its investments in IPO's. Investments in IPO's could have a magnified impact on a fund with a small asset base. There is no guarantee that as a fund's assets grow, it will continue to experience similar performance by investing in IPO's. IPO allocation among the Funds is based primarily on the portfolio managers' discretion to participate in such IPO's and other investment considerations.

Soft Dollar Disclosure


Under Section 28(e) of the Securities Exchange Act of 1934, an Adviser can redeem and make use of soft dollar trading credits to pay for research services, assuming "best execution" from the broker/dealer. The Adviser uses soft dollar credits by trading primarily through electronic trading systems such as Instinet or Bridge (IOE) and credits are used to pay primarily for such research services as Bloomberg, First Call, O'Neil data base and daily pricing services. The Funds may also use soft dollars to pay for fund operating expenses such as legal, audit, tax preparation, proxy and printing as provided for by rule 6-07 under Regulation S-X. The Adviser may use soft dollars from a fund's securities transactions to acquire research services or products that are not directly useful to that fund and that may be useful to the Adviser in advising other funds within the same complex. To secure best execution, the adviser uses a combination of limit and/or market orders. For additional information on Directed Brokerage Agreements and best execution, please see the Statement of Additional Information.


Distribution and Service Plan

The Trust has adopted a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended with respect to each series. Each series of the Trust may compensate service organizations for their accounting, shareholder services and distribution services in amounts up to 0.25% of 1% for the Select Technology Fund, Mid-Cap Fund, Blue Chip Fund, Balanced Fund and Intermediate Bond Fund and 0.10% for the Government Money Market Fund per annum of the values of accounts of Shareholders purchasing through such organizations. Because these fees are paid out of each series' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For additional information on the Plan, please see the Statement of Additional Information.


Anti-Money Laundering Compliance

The Monetta Funds and the Distributor are required to comply with various anti-money laundering laws and regulations. Consequently, the Funds or the Distributor may request additional information from you to verify your identity and source of funds. If at any time the Funds believe an investor may be involved in suspicious activity, or if certain account information matches information on government lists of suspicious persons, they may choose not to establish a new account or may be required to "freeze" a shareholder's account. They may also be required to provide a government agency or another financial institution with information about transactions that have occurred in a shareholder's account, or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the Funds or the Distributor to inform the shareholder that it has taken the actions described above.




<PAGE 23>

Privacy Notice


In order to provide the products and services of the Monetta Family of Funds, we may collect nonpublic personal information from you. We consider such information to be private and confidential and are committed to respecting your privacy and protecting your information. This Privacy Notice explains certain steps we have taken to ensure the privacy of nonpublic personal information of individuals protected by privacy regulations issued pursuant to the Gramm-Leach-Bliley Financial Modernization Act.


We may collect nonpublic personal information about you from the following sources: (a) information that you provide us on applications and other forms;
(b) information that we generate to service your account, such as account statements; and (c) information that we may receive from third parties.

We may disclose nonpublic personal information about you to certain nonaffiliated third party financial service providers, such as financial institutions that offer credit cards. We may also disclose nonpublic personal information about you to nonaffiliated third parties as permitted or required by law, including transfer agents and mailing services. We may disclose all of the information we collect, as described above, to companies that perform services on our behalf or to other financial institutions with which we have joint marketing agreements.

If you prefer that we not disclose nonpublic personal information about you to certain nonaffiliated third parties, you may opt out of such disclosures, except for any disclosures permitted or required by law. If you wish to opt out of such disclosures to nonaffiliated third parties, you may call us toll-free at 1-800-MONETTA (1-800-666-3882), e-mail us at optout@monetta.com or mail your request to Monetta Funds, Attn: OPTOUT Dept., P.O. Box 4288, Wheaton, IL 60189.

We restrict access to your nonpublic personal information to those employees who need to know such information to provide products or services to you. We maintain certain physical, electronic and procedural safeguards that are designed to protect your nonpublic personal information.

We reserve the right to revise our privacy policies and practices. However, we will not disclose your personal nonpublic information (except as described in this Privacy Notice or as required or permitted by law) without giving you the chance to opt out of such disclosures.



<PAGE 24>

                         Monetta Family of Mutual Funds
                              Shareholder's Manual


This section provides you with:

     -    Fund Reference Information ........................................ 27
          (Ticker Symbol, Fund Code)

     -    How To Purchase Fund Shares ....................................... 30

     -    How To Redeem Fund Shares ......................................... 31

     -    Dividends, Distributions and Federal Taxes ........................ 34

     -    How The Net Asset Value is Determined ............................. 35

     -    Shareholder Services .............................................. 35

     -    Tax-Sheltered Retirement Plans Available .......................... 36


The various account policies, procedures and services may be modified or discontinued without shareholder approval or prior notice.



<PAGE 25>

                     (This page is left intentionally blank)



<PAGE 26>

                       FUND REFERENCE INFORMATION SUMMARY

                                          FUND               LISTING           INCOME
  ENTITY/FILE No.        FUND NAME         No.   TICKER       NAME            DIVIDEND
  ---------------        ---------        ----   ------      -------          --------
Monetta Fund, Inc.   MONETTA                9     MONTX   Monetta        Annually (if any)
   811-4466

Monetta Trust:
   811-7360          SELECT TECHNOLOGY     15     MSCEX   SelTech        Annually (if any)

                     MID-CAP               10     MMCEX   MidCap         Annually (if any)

                     BLUE CHIP             13     MLCEX   BluCp          Annually (if any)

                     BALANCED              14     MBALX   Balance        Quarterly

                     INTERMEDIATE BOND     11     MIBFX   IntermdBd      Monthly

                     GOV'T MONEY MARKET    12     MONXX   (Not Listed)   Daily

Capital Gains Distribution, if any, are normally paid in November.


MINIMUM INVESTMENT:
Initial Investment: $1,000
Subsequent Investments: No Minimum
Automatic Investment Plan:
            -Initial Investment: $50
            -Subsequent Investment: $25 per month


Payroll Deduction Plan

RETIREMENT PLANS AVAILABLE:
Individual Retirement Accounts: Regular, Roth, Coverdell Savings Account (formerly Education IRA), and Simple

INTERNET SITE:
www.monetta.com



<PAGE 27>

                        SHAREHOLDER INFORMATION SUMMARY

Purchase of Fund Shares
-----------------------


                                 New Account             Existing Account                Exchange
                                 -----------             ----------------                --------
.. By Telephone:                      N/A            With a bank transfer         With telephone
1-800-241-9772                                      however, your financial      exchange privilege, you
8 a.m. to 7 p.m.                                    institution must be an ACH   may exchange shares
(Central Time)                                      member (minimum of           between Monetta
                                                    $25).                        accounts (minimum of
                                                                                 $1,000, $5.00 fee).

.. By Mail:                  Enclose a signed and    Enclose your check           Enclosed written instruc-
c/o U.S. Bancorp Fund       completed application   with an investment           tions to exchange your
Services, LLC               form with a check       slip (see your               shares between
P.O. Box 701                to Monetta Funds.        current account             Monetta accounts.
Milwaukee, WI                                       statement) or a signed
53201-0701                                          letter indicating your
                                                    name, address and
                                                    account number.

.. By Wire:                           N/A            Deliver the following wire              N/A
Call 1-800-241-9772 for                             instructions to your bank:
complete instructions                               1.) U.S. Bank, N.A.
                                                    2.) ABA No. 0750-00022
                                                    3.) Acct No. 112-952-137
                                                    4.) Fund Name
                                                    5.) Your Name
                                                    6.) Your Monetta Account
                                                    No.


The above information is provided in summary form for your convenience, please refer to each respective section of this manual for details.



<PAGE 28>

                        SHAREHOLDER INFORMATION SUMMARY

Redemption of Shares

                                 New Account              Existing Account                 Exchange
                           ----------------------   ----------------------------   -----------------------
.. By Telephone:                     N/A             With telephone redemption      With telephone exchange
1-800-241-9772                                      privilege, you may redeem      privilege, you may
8 a.m. to 7 p.m.                                    shares from your account.      exchange shares
(Central Time)                                      The funds will be sent         between Monetta
                                                    directly to you or a desig-    accounts (minimum of
                                                    nated financial institution.   $1,000, $5.00 fee).

                                                    With a bank transfer,
                                                    however, your
                                                    financial institution
                                                    must be an ACH member
                                                    (minimum of $25).

.. By Mail:                          N/A             Enclose signed written         Enclose written instruc-
c/o U.S. Bancorp Fund                               instructions, including        tions to exchange your
Services, LLC                                       account number, amount         shares between Monetta
P.O. Box 701                                        or number of shares            accounts.
Milwaukee, WI 53201-0701                            (redemptions of $50,000
(Overnight Delivery)                                or more require a signa-
615 E. Michigan Street                              ture guarantee). Checks
Milwaukee, WI 53202                                 written on the Gov't Money
                                                    Market Fund must be at
                                                    least $500 to a maximum
                                                    of $50,000.

.. By Wire:                          N/A             Available through pre-         Available through pre-
                                                    established broker dealer      established broker dealer
                                                    agreements.                    agreements.



<PAGE 29>

                           HOW TO PURCHASE FUND SHARES


You may purchase shares of any of the Funds by telephone (if you have the ACH plan), by check, by wire (into an existing account only), or by exchange from your account into one of the other Monetta Funds. Your initial investment in any of the Monetta Funds must be at least $1,000. There is no minimum additional investment amount. Each fund has a minimum account balance of $1,000. If you are purchasing shares to be held by a tax-sheltered retirement plan sponsored by the Adviser, you must use special application forms that you can obtain by calling the Funds at 1-800-MONETTA. Your purchase order must be received by the Funds' Transfer Agent before the close of regular session trading on the New York Stock Exchange (ordinarily 3:00 p.m. Central time) to receive the net asset value calculated on that day. Orders received after the close will receive the next calculated net asset value. Initial purchases by an individual shareholder cannot be made by telephoning or faxing an application to the Funds or the Transfer Agent.


Purchase by Telephone - Existing Accounts Only

By using the Funds' telephone purchase option, you may move money from your bank account to your fund account at your request. Only bank accounts held at domestic financial institutions that are Automated Clearing House (ACH) members may be used for telephone transactions. The option will become effective approximately 15 business days after the application form is received. Subsequent investments may be made by calling 1-800-241-9772. To have your fund shares purchased at the offering price determined at the close of regular trading on a given date, the Transfer Agent must receive both your purchase order and payment by Electronic Funds Transfer through the ACH System before the close of regular trading on such a date. Most transfers are completed within one business day. If money is moved by ACH transfer, you will not be charged by the Funds for these services. The minimum amount that can be transferred by telephone is $25. The Funds reserve the right to modify or remove the ability to purchase shares by telephone at any time.

Purchase by Check


To purchase shares of a fund by check, complete and sign the Share Purchase Application included in this Prospectus and return it, with a check payable to MONETTA FUNDS. Applications will not be accepted unless accompanied by payment. Additional purchases by check may be made at any time by mailing a check payable to MONETTA FUNDS together with the detachable form from a prior account statement or a letter indicating the account number to which the subsequent purchase is to be credited and the name(s) of the registered owner(s).

Payment should be made by check, payable in U.S. dollars, drawn on a U.S. bank, savings and loan, or credit union. The fund will not accept payment in cash, including cashier's checks or money orders, unless the cashier's checks or money orders are in excess of $10,000. Also, to prevent check fraud, the fund will not accept third party checks, U.S. Treasury checks, credit card checks, traveler's checks or starter checks for the purchase of shares. All checks should be made payable to MONETTA FUNDS. If your order to purchase shares is canceled because your check does not clear, you will be responsible for a $25.00 return item fee and any resulting loss incurred by the fund.


Purchase by Wire

Shares may also be purchased by wire transfer of funds into an existing account only. Before wiring funds, call the Transfer Agent at 1-800-241-9772 to ensure prompt and accurate handling of your account. Your bank may charge you a fee for sending the wire. The Funds will not be responsible for the consequences of any delays, including delays in the banking or Federal Reserve wire systems.



<PAGE 30>

Purchase by Exchange


You may purchase shares by exchange of shares from another existing Monetta account either by phone or by mail. Restrictions apply; please review the information under "How to Redeem Shares - By Exchange."


Purchase through Intermediaries

You may also purchase (and redeem) shares through brokers, agents or other institutions (intermediaries) who have entered into selling agreements with the Funds' distributor. Investors may be charged a fee by the intermediary and may set their own initial and subsequent investment minimums. If you purchase shares through an intermediary, it will be responsible for promptly forwarding your order to the Funds' transfer agent. In some cases, the Funds and the Adviser may enter into arrangements with such intermediary by which a fund may pay up to 0.25% (0.10% with respect to the Government Money Market Fund, which currently is waived) of the value of shares purchased through that intermediary, to compensate it for distribution and other related services provided to those Funds' Shareholders. Any payments by a fund would be pursuant to its Service and Distribution Plan. The Adviser, from its own resources, may pay additional amounts to such intermediaries to the extent not available through the Service and Distribution Plan.

Conditions of Purchase

The purchase order is considered to have been placed when it is received in proper form by the Transfer Agent or by an authorized sub-transfer agent. Once your purchase order has been accepted, you may not cancel or revoke it; however, you may redeem the shares. The Funds reserve the right not to accept any purchase order that it determines not to be in the best interest of the Funds or of the Funds' Shareholders. The Funds do not permit market timing or other abusive trading practices. Excessive, short-term (market timing) or other abusive trading practices may disrupt portfolio management strategies and harm performance of the Funds. To minimize harm to the Funds and their shareholders, we reserve the right to reject any purchase order from any investor we believe has a history of abusive trading or whose trading, in our judgment, has been or may be disruptive to the Funds. In making this judgment, we may consider trading done in multiple accounts under common ownership or control. Election of the Telephone Exchange Privilege authorizes the Funds and the Transfer Agent to tape-record instructions to purchase. Reasonable procedures are used to confirm that instructions received by telephone are genuine, such as requesting personal identification information that appears on your application and requiring permission to record the conversation. You will bear the risk of loss due to unauthorized or fraudulent instructions regarding your account, although the Funds may have a risk of such loss if reasonable procedures were not used. The Funds also reserve the right to waive or change the investment minimums for any reason. Monetta Fund and the Trust do not issue certificates for fund shares because of the availability of the telephone exchange and redemption privileges.

                            HOW TO REDEEM FUND SHARES

Redemption for Cash

In Writing. You may redeem all or part of the shares in your account, without charge, by sending a written redemption request "in good order" to the Transfer Agent. A redemption request will be considered to have been received in good order if the following conditions are satisfied:

     (1) The request must be in writing, indicating the fund, the number of shares or dollar amount to be redeemed, and the shareholder's account number;

     (2) The request must be signed by the shareholder(s) exactly as the shares are registered;



<PAGE 31>

     (3) The signature(s) on the written redemption request must be guaranteed if the shares to be redeemed have a value of $50,000 or more or the redemption proceeds are to be sent to an address other than your address of record.

     (4) Corporations and associations must submit, with each request, a form of acceptable resolution; and

     (5) Other supporting legal documents may be required from organizations, executors, administrators, Trustees, or others acting on accounts not registered in their names.

Shares may not be redeemed by facsimile.

Signature Guarantee. The signature on your redemption request must be guaranteed if:

     .    redemption proceeds are $50,000 or more
     . proceeds are to be mailed to an address other than your address of record
     . a change of address request has been received by the fund or transfer agent within the last 15 days.

The guarantor must be a bank, member firm of a national securities exchange, savings and loan association, credit union, or other entity authorized by state law to guarantee signatures. A notary public may not guarantee signatures. The signature guarantee must appear on the written redemption request (the guarantor must use the phrase "signature guaranteed" and must include the name of the guarantor bank or firm and an authorized signature).

By Telephone. You may redeem shares having a value up to $50,000 by calling the Transfer Agent at 1-800-241-9772, if telephone redemption is available for your account. To reduce the risk of a fraudulent instruction, proceeds of telephone redemptions may be sent only to the shareholder's address of record or to a bank or brokerage account designated by the shareholder, in writing, on the purchase application or in a letter with the signature(s) guaranteed. The Funds reserve the right to record all telephone redemption requests.

By ACH Transfer. Redemption proceeds can be sent to your bank account by ACH transfer. You can elect this option by completing the appropriate section of the purchase application. If money is moved by ACH transfer, you will not be charged by the Funds for these services. There is a $25 minimum per ACH transfer. Typically, funds are credited to your bank account within three business days.

If an investor elects to receive distributions and dividends by check and the post office cannot deliver such check, or if such check remains uncashed for six months, a fund reserves the right to reinvest the distribution check in the shareholder's account at the fund's then current net asset value per share and to reinvest all subsequent distributions in shares of the fund until an updated address is received.

Redemption by Exchange

By writing (without charge) to, or by telephoning (for a fee; currently $5) the Transfer Agent, you may exchange all or any portion of your shares of any of the Monetta Funds for shares of another fund offered by Monetta for sale in your state. A signed, properly completed Share Purchase Application must be on file. An exchange transaction is a sale and purchase of shares for Federal income tax purposes and may result in capital gain or loss. The registration of the account to which you are making an exchange must be exactly the same as that of the fund account from which the exchange is made and the amount you exchange must meet any applicable minimum investment of the fund being purchased. Unless you have elected to receive your dividends in cash, on an exchange of all shares, any accrued unpaid dividends will be invested in the fund to which you exchange on the next business day. An exchange may be made by fol-



<PAGE 32>

lowing the redemption procedure described above and indicating the fund to be purchased, except that a signature guarantee normally is not required.


To use the Telephone Exchange Privilege to exchange between your Monetta accounts in the amount of $1,000 or more, call 1-800-241-9772 before 3:00 p.m. Central Time. The Funds Transfer Agent imposes a charge (currently $5.00) for each Telephone Exchange. The general redemption policies apply to redemption of shares of Telephone Exchange. The Funds reserve the right at any time without prior notice to suspend or terminate the use of the Telephone Exchange Privilege by any person or class of persons, or to terminate the Privilege in its entirety. Because such a step would be taken only if their respective Boards believe it would be in the best interests of the Funds, the Funds expect to provide Shareholders with prior written notice of any such action unless it appears that the resulting delay in the suspension, limitation, modification, or termination of the Telephone Exchange Privilege would adversely affect the Funds. If the Funds were to suspend, limit, modify, or terminate the Telephone Exchange Privilege, a shareholder expecting to make a Telephone Exchange might find that an exchange could not be processed or that there might be a delay in the implementation of the exchange.


Redemption by Checkwriting - Government Money Market Fund Only

An investor in the Government Money Market Fund may request on the Share Purchase Application that the Government Money Market Fund provide redemption checks drawn on the fund. Checks may be in amounts of $500 up to $50,000. The shares redeemed by check will continue earning dividends until the check has cleared. Checks will not be returned. If selected on the Application Form, a book of 10 checks and 2 deposit forms will be sent to the shareholder. Additional checks and deposit forms will be sent to the shareholder, upon request, for a fee of $5.00 per book. This amount will be deducted from the shareholder's account. In order to establish this Checkwriting privilege after an account has been opened, the shareholder must send a written request to the Monetta Government Money Market Fund, P. O. Box 701, Milwaukee, Wisconsin 53201-0701. A fee of $20 will be charged for each stop payment request. If there are insufficient shares in the shareholder's account to cover the amount of the redemption by check, the check will be returned marked "insufficient funds" and a fee of $25 will be charged to the shareholder's account. Because dividends on the fund accrue daily, checks may not be used to close an account, as a small balance is likely to result. The Checkwriting Privilege is only available to the Government Money Market Fund Shareholders. The Checkwriting Privilege is not available for IRAs or other retirement accounts.

Redemption Price

The redemption price will be the net asset value per share of the fund next determined after receipt by the Transfer Agent of a redemption request in good order. This means that your redemption request (including a telephone exchange request) must be received in good order by the Transfer Agent before the close of regular session trading on the New York Stock Exchange (ordinarily 3:00 p.m. Central Time) to receive the net asset value calculated that day. The principal value and return on your investment will fluctuate and on redemption, your shares may be worth more or less than your original cost.

General Redemption Policies

You may not cancel or revoke your redemption request once instructions have been received and accepted. The Funds cannot accept a redemption request that specifies a particular date or price for redemption or any special conditions. Please telephone the Funds if you have any question about requirements for a redemption before submitting your request. If you wish to redeem shares held by one of the tax-sheltered retirement plans sponsored by the Adviser, special procedures for those plans apply. See "Tax-Sheltered Retirement Plans." If you request payment of redemption proceeds by wire, you must pay the cost of the wire (currently $15.00).



<PAGE 33>

Your redemption request must be sent to the Transfer Agent. If a redemption request is sent directly to the Funds, it will be forwarded to the Transfer Agent and will receive the redemption price next calculated after receipt by the Transfer Agent. If you redeem shares through an investment dealer, the dealer will be responsible for promptly forwarding your request to the Funds' transfer agent. The Funds generally pay proceeds of a redemption no later than seven days after proper instructions are received. If you attempt to redeem shares within 15 days after they have been purchased by check, a fund may delay payment of the redemption proceeds to you until it can verify that payment for the purchase of those shares has been (or will be) collected.

During periods of volatile economic and market conditions, you may have difficulty placing your redemption or exchange by telephone, which might delay implementation of the redemption or exchange. Use of the Telephone Redemption or Exchange Privilege authorizes the Funds and the Transfer Agent to tape-record all instructions to redeem shares. Reasonable procedures are used to confirm that instructions received by telephone are genuine, such as requesting personal identification information that appears on your application and requiring permission to record the conversation. You will bear the risk of loss due to unauthorized or fraudulent instructions regarding your account, although the Funds may have a risk of such loss if reasonable procedures were not used.


Because of the relatively high cost of maintaining smaller accounts, if for any reason your balance falls below $1,000 and you are not enrolled in the AIP, you will be given 30 days' notice to reestablish the minimum balance or sign up for the AIP. If you do not respond to the notice within the stated time period, Monetta reserves the right to sell all of your shares and send the proceeds to you. Your shares will be sold at the NAV on the day Monetta closes your fund position. Certain fund positions are not subject to these balance requirements and will not be closed for failure to maintain a minimum balance.


                   Dividends, Distributions, and Federal Taxes

The Monetta Fund, Select Technology Fund, Mid-Cap Fund, and Blue Chip Fund declare and pay income dividends, if any, at least annually. The Balanced Fund pays income dividends, if any, quarterly. The Intermediate Bond Fund declares and pays income dividends monthly. Income dividends of the Government Money Market Fund are declared daily and paid monthly. Capital gains, if any, are distributed by each fund at least annually. Distributions of a fund are automatically reinvested in additional shares of that fund unless you elect payment in cash. Cash dividends can be sent to you by check or deposited directly into your bank account. Call the Transfer Agent at 1-800-241-9772 for more information and forms to sign up for direct deposit.

Each fund reserves the right to reinvest the proceeds and future distributions in additional fund shares at the current net asset value if checks mailed to you for distributions are returned as undeliverable or not presented for payment within six months.

Each fund is a separate entity for Federal income tax purposes. Each fund intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code and, thus, not be subject to Federal income taxes on amounts it distributes to Shareholders.

Each fund will distribute all of its net income and gains to Shareholders. Dividends from investment income and net short-term capital gains are taxable as ordinary income. Distributions of long-term capital gains are taxable as long-term gains, regardless of the length of time you have held your shares in a fund. Distributions will be taxable to you whether received in cash or reinvested in shares of a fund. You will be advised annually as to the source of your distributions for tax purposes. If you are not subject to income taxation, you will



<PAGE 34>

not be required to pay tax on amounts distributed to you. If you purchase shares shortly before a record date for a distribution, you will, in effect, receive a return of a portion of your investment, but the distribution will be taxable to you even if the net asset value of your shares is reduced below your cost. However, for Federal income tax purposes, your original cost would continue as your tax basis.


If you fail to furnish your social security or other tax identification number or to certify properly that it is correct, the Funds may be required to withhold Federal income tax, at the then current rate ("backup withholding"), from dividend, capital gain, and redemption payments to you. Your dividend and capital gain payments may also be subject to backup withholding if you fail to certify properly that you are not subject to backup withholding due to the under-reporting of certain income. These certifications are contained in the Share Purchase Application, which you should complete and return when you make your initial investment.


                        Determination of Net Asset Value

The purchase and redemption price of each fund's shares is its net asset value per share. The net asset value of a share of each fund is determined as of the close of trading on the New York Stock Exchange (currently 3:00 p.m. Central
Time) by dividing the difference between the values of the fund's assets and liabilities by the number of shares outstanding. This is referred to as "net asset value per share," which is determined as of the close of regular session trading at the New York Stock Exchange on each day on which that exchange is open for trading.

Valuation


Equity securities held in the Funds' portfolios are generally valued at their market prices. Bonds are generally valued on the basis of quotations provided by pricing services or dealers. In cases when quotations for particular security are not readily available or the quote is determined not to represent fair value, the Adviser calculates a fair value of the security under procedures established by the Boards.


                              Shareholder Services

Reporting to Shareholders

You will receive a confirmation statement reflecting each of your purchases and redemptions of shares of a fund, as well as periodic statements detailing distributions made by each fund of which you are a Shareholder. You may elect to receive a combined statement for all Funds for which you are a shareholder. In addition, you will receive semi-annual and annual reports showing the portfolio holdings of each fund and annual tax information. To eliminate unnecessary duplication and demonstrate respect for our environment, we will deliver a single copy of most financial reports and prospectuses to investors who share an address, even if the accounts are registered under different names. Shareholders may request duplicate copies free of charge.

Certain Account Changes

Investors who wish to make a change in their address of record, a change in investments made through an automatic investment plan, or a change in the manner in which dividends are received may do so by calling the transfer agent at 1-800-241-9772.



<PAGE 35>

Automatic Investment Plan

The Funds have an Automatic Investment Plan that permits an existing Shareholder to purchase additional shares of any fund (minimum $25 per transaction) at regular intervals. Under the Automatic Investment Plan, shares are purchased by transferring funds from a Shareholder's checking, bank money market, NOW account, or savings account in an amount of $25 or more designated by the Shareholder. At your option, the account designated will be debited and shares will be purchased on the date elected by the shareholder. Payroll deduction is available for certain qualifying employers; please call 1-800-MONETTA for further information. There must be a minimum of seven days between automatic purchases. If the date elected by the Shareholder is not a business day, funds will be transferred the next business day thereafter. Only an account maintained at a domestic financial institution that is an Automated Clearing House member may be so designated. To establish an Automatic Investment Account, complete Sections C and G and sign Section G of the Shareholder Purchase Application included in this Prospectus and send it to the Transfer Agent. You may cancel this privilege or change the amount of purchase at any time by calling 1-800-241-9772 or by mailing instructions to the Transfer Agent. The change will be effective five business days following receipt of your notification by the Transfer Agent. A fund may modify or terminate this privilege at any time or charge a service fee, although no such fee currently is contemplated. However, a $25.00 fee will be imposed by the Transfer Agent if sufficient funds are not available in the Shareholder's account at the time of the automatic transaction.

Systematic Exchange Plan


The Funds offer a Systematic Exchange Plan whereby a Shareholder may automatically exchange shares (in increments of $1,000 or more) of one Monetta fund into another on any day, either monthly or quarterly. For additional information and a Systematic Exchange Plan form, please call the Transfer Agent at 1-800-241-9772. Before participating in the Systematic Exchange Plan, an investor should consult a tax or other financial advisor to determine the tax consequences of participation.


Systematic Withdrawal Plan

The Funds offer a Systematic Withdrawal Plan for Shareholders who own shares of any fund worth at least $10,000 at current net asset value. Under the Systematic Withdrawal Plan, a fixed sum (minimum $500) will be distributed at regular intervals (on any day, either monthly or quarterly). In electing to participate in the Systematic Withdrawal Plan, investors should realize that, within any given period, the appreciation of their investment in a particular fund may not be as great as the amount withdrawn. A Shareholder may vary the amount or frequency of withdrawal payments or temporarily discontinue them by notifying the Transfer Agent at 1-800-241-9772. The Systematic Withdrawal Plan does not apply to shares of any fund held in Individual Retirement Accounts or defined contribution retirement plans. For additional information or to request an application, please call 1-800-241-9772.

                         Tax-Sheltered Retirement Plans


The Adviser offers various tax-sheltered retirement plans. Please call 1-800-MONETTA for booklets describing the following programs and the forms needed to establish them:


Individual Retirement Accounts (IRAs) for employed individuals and their non-employed spouses.



<PAGE 36>

Coverdell Savings Account (formerly Education IRA), providing tax-free earnings growth and tax-free withdrawals for certain higher education expenses (contributions not deductible).

Roth IRA, providing tax-free earnings growth and tax-free withdrawals with certain greater flexibility than Traditional IRAs (contributions not deductible).

Savings Incentive Match Plans (Simple-IRAs) permitting employers to provide retirement benefits, including salary deferral, to their employees using IRAs and minimizing administration and reporting requirements.



<PAGE 37>

                              FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance for the past 5 years through December 31st for each year shown (or for Funds with a performance history shorter than 5 years, through December 31st of each year shown). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each of the Funds (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the Funds' financial statements, are included in the Annual Reports, which are available upon request and incorporated by reference into the Statement of Additional Information.

                                  MONETTA FUND


                                               2002      2001      2000      1999      1998
                                             -------   -------   -------   -------   -------
Net asset value, beginning of period         $ 9.296   $11.779   $22.711   $14.964   $17.274
--------------------------------------------------------------------------------------------

Income From Investment Operations
   Net investment income                      (0.056)   (0.013)   (0.021)    0.075    (0.104)
   Net gains or losses on securities (both
      realized and unrealized)                (1.355)   (2.470)   (3.911)    7.672    (1.554)
Total from investment operations              (1.411)   (2.483)   (3.932)    7.747    (1.658)

Less Distributions
   Dividends (from net investment income)      0.000     0.000    (0.095)    0.000     0.000
   Distributions (from capital gains)          0.000     0.000    (6.905)    0.000    (0.652)
   Return of capital                           0.000     0.000     0.000     0.000     0.000
Total distributions                            0.000     0.000    (7.000)    0.000    (0.652)
--------------------------------------------------------------------------------------------

Net asset value, end of period               $ 7.885   $ 9.296   $11.779   $22.711   $14.964
--------------------------------------------------------------------------------------------

Total return                                  (15.27%)  (21.05%)  (15.97%)   51.80%    (9.03%)
Ratios/Supplemental Data
Net assets, end of period ($ millions)       $  56.4   $  74.1   $ 103.4   $ 135.7   $ 124.7
Ratio of expenses to average net assets
   - Gross (a)                                  1.80%     1.55%     1.32%     1.45%     1.36%
Ratio of expenses to average
   net assets - Net                             1.65%     1.49%     1.32%     1.45%     1.36%
Ratio of net investment income to average
   net assets                                  (0.66%)   (0.12%)   (0.09%)    0.50%    (0.64%)
Portfolio turnover rate                        609.1%    469.5%    353.8%    210.9%    107.5%
--------------------------------------------------------------------------------------------


(a) Gross ratios reflects fees paid indirectly.

The per share ratios are calculated using the weighted average number of shares outstanding during the period, except distributions which are based on shares outstanding at record date.



<PAGE 38>


                             SELECT TECHNOLOGY FUND



                                         2002      2001      2000      1999      1998
                                        -------   -------   -------   -------   -------
Net asset value, beginning
   of period                            $10.414   $13.450   $21.831   $13.396   $13.900
---------------------------------------------------------------------------------------

Income From Investment Operations
   Net investment income                 (0.158)   (0.125)   (0.274)   (0.264)   (0.272)
   Net gains or losses on securities
      (both realized and unrealized)     (4.858)   (2.875)   (4.182)    8.699    (0.136)
Total from investment operations         (5.016)   (3.000)   (4.456)    8.435    (0.408)

Less Distributions
   Dividends (from net investment
      income)                             0.000     0.000     0.000     0.000     0.000
   Distributions (from capital gains)     0.000    (0.036)   (3.925)    0.000    (0.096)
   Return of capital                      0.000     0.000     0.000     0.000     0.000
Total distributions                       0.000    (0.036)   (3.925)    0.000    (0.096)
---------------------------------------------------------------------------------------

Net asset value, end of period          $ 5.398   $10.414   $13.450   $21.831   $13.396
---------------------------------------------------------------------------------------

Total return                             (48.13%)  (22.34%)  (18.74%)   62.91%    (2.81%)
Ratios/Supplemental Data
Net assets, end of period
   ($ thousands)                        $ 1,463   $ 3,068   $ 4,202   $ 5,332   $ 3,980
Ratio of expenses to average
   net assets - Gross (a)                  5.27%     2.91%     1.95%     2.36%     2.39%
Ratio of expenses to average
   net assets - Net (b)                    2.50%     2.50%     1.95%     2.36%     2.39%
Ratio of net investment income to
   average net assets                     (2.24%)   (1.10%)   (1.33%)   (1.82%)   (2.04%)
Portfolio turnover rate                   104.8%    472.1%    492.6%    265.0%    200.4%
---------------------------------------------------------------------------------------



(a) Gross ratios reflects fees paid indirectly.

(b) The net expense ratio is after reimbursed and indirect expenses paid. For the Select Technology Fund, the expense ratio after reimbursed expenses but before indirect expenses paid would be 3.21% and 2.53% for the years ended December 31, 2002 and December 31, 2001, respectively.


*Ratios and total return for the year of inception are not annualized.

The per share ratios are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.



<PAGE 39>


                               MID-CAP EQUITY FUND



                                             2002      2001      2000      1999      1998
                                            -------   -------   -------   -------   -------
Net asset value, beginning of period        $ 6.670   $11.802   $20.355   $13.571   $14.975
-------------------------------------------------------------------------------------------

Income From Investment Operations
   Net investment income                     (0.074)   (0.056)   (0.119)   (0.099)    0.022
   Net gains or losses on securities
      (both realized and unrealized)         (1.747)   (5.025)   (2.704)    7.225    (0.266)
Total from investment operations             (1.821)   (5.081)   (2.823)    7.126    (0.244)

Less Distributions
   Dividends (from net investment income)     0.000     0.000     0.000     0.000    (0.022)
   Distributions (from capital gains)         0.000    (0.051)   (5.730)   (0.342)   (1.138)
   Return of capital                          0.000     0.000     0.000     0.000     0.000
Total distributions                           0.000    (0.051)   (5.730)   (0.342)   (1.160)
-------------------------------------------------------------------------------------------

Net asset value, end of period              $ 4.849   $ 6.670   $11.802   $20.355   $13.571
-------------------------------------------------------------------------------------------

Total return                                 (27.29%)  (43.05%)  (12.69%)   53.39%    (0.85%)
Ratios/Supplemental Data
Net assets, end of period ($ thousands)     $ 5,540   $ 8,455   $16,284   $19,458   $18,920
Ratio of expenses to average
   net assets - Gross (a)                      2.12%     1.58%     1.21%     1.25%     1.21%
Ratio of expenses to average
   net assets - Net                            1.89%     1.45%     1.21%     1.25%     1.21%
Ratio of net investments income to            (1.31%)   (0.71%)   (0.56%)   (0.67%)    0.15%
   average net assets
Portfolio turnover rate                       235.8%    328.3%    194.6%    170.4%    237.6%
-------------------------------------------------------------------------------------------


(a) Gross ratios reflects fees paid indirectly.

The per share ratios are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.



<PAGE 40>


                                 BLUE CHIP FUND

                                               2002      2001      2000      1999      1998
                                             -------   -------   -------   -------   -------
Net asset value,
   beginning of period                       $ 6.707   $14.610   $20.062   $13.437   $13.359
--------------------------------------------------------------------------------------------

Income From Investment Operations
   Net investment income                      (0.076)   (0.154)   (0.197)   (0.147)   (0.068)
   Net gains or losses on securities (both
      realized and unrealized)                (1.968)   (7.729)   (2.837)    7.297     1.074
Total from investment operations              (2.044)   (7.883)   (3.034)    7.150     1.006

Less Distributions
   Dividends (from net Investment income)      0.000     0.000     0.000     0.000     0.000
   Distributions (from capital gains)          0.000     0.020    (2.418)   (0.525)   (0.928)
   Return of capital                           0.000     0.000     0.000     0.000     0.000
Total distributions                            0.000     0.020    (2.418)   (0.525)   (0.928)
--------------------------------------------------------------------------------------------

Net asset value, end of period               $ 4.663   $ 6.707   $14.610   $20.062   $13.437
--------------------------------------------------------------------------------------------

Total return                                  (30.55%)  (53.94%)  (14.96%)   53.98%     8.99%
Ratios/Supplemental Data
Net assets, end of period ($ thousands)      $ 1,871   $ 3,023   $ 7,399   $ 9,298   $ 4,185
Ratio of expenses to average
   net assets - Gross (a)                       4.75%     2.72%     1.61%     1.66%     1.86%
Ratio of expenses to average
   net assets - Net (b)                         2.50%     2.38%     1.61%     1.66%     1.86%

Ratio of net investment income to average
   net assets                                  (1.37%)   (1.76%)   (0.99%)   (0.91%)   (0.52%)
Portfolio turnover rate                        209.9%    394.1%    155.6%     81.4%    207.5%
--------------------------------------------------------------------------------------------



(a) Gross ratios reflects fees paid indirectly.

(b) The net expense ratio is after reimbursed and indirect expenses paid. For the Blue Chip Fund, the expense ratio after reimbursed expenses but before indirect expenses paid would be 3.13% for the year ended December 31, 2002.


The per share ratios are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.



<PAGE 41>

                                  BALANCED FUND


                                               2002      2001      2000      1999      1998
                                             -------   -------   -------   -------   -------
Net asset value,
   beginning of period                       $10.282   $12.813   $16.268   $14.476   $14.078
--------------------------------------------------------------------------------------------

Income From Investment Operations
   Net investment income                       0.129     0.279     0.318     0.239     0.290
   Net gains or losses on securities (both
      realized and unrealized)                (1.596)   (2.504)   (1.173)    3.741     0.838
Total from investment operations:             (1.467)   (2.225)   (0.855)    3.980     1.128

Less Distributions
   Dividends (from net investment income)     (0.155)   (0.284)   (0.310)   (0.265)   (0.286)
   Distributions (from capital gains)          0.000    (0.022)   (2.290)   (1.923)   (0.444)
   Return of capital                           0.000     0.000     0.000     0.000     0.000
Total distributions                           (0.155)   (0.306)   (2.600)   (2.188)   (0.730)
--------------------------------------------------------------------------------------------

Net asset value, end of period               $ 8.660   $10.282   $12.813   $16.268   $14.476
--------------------------------------------------------------------------------------------

Total return                                  (14.28%)  (17.34%)   (5.15%)   29.60%     8.59%
Ratios/Supplemental Data
Net assets, end of period ($ thousands)      $ 4,318   $ 6,530   $ 9,208   $ 9,449   $14,489
Ratio of expenses to average
   net assets - Gross (a)                       1.80%     1.23%     0.96%     0.95%     0.84%
Ratio of expenses to average
   net assets - Net                             1.57%     1.10%     0.96%     0.95%     0.84%
Ratio of net investment income to average
   net assets                                   1.39%     2.58%     1.94%     1.55%     2.06%
Portfolio turnover rate                        131.1%    211.5%    167.4%     71.3%    127.7%
--------------------------------------------------------------------------------------------


(a) Gross ratios reflects fees paid indirectly.

The per share ratios are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.



<PAGE 42>

                             INTERMEDIATE BOND FUND


                                                  2002      2001      2000      1999      1998
                                                -------   -------   -------   -------   -------
Net asset value,
   beginning of period                          $ 9.993   $10.352   $10.244   $10.652   $10.445
-----------------------------------------------------------------------------------------------

Income From Investment Operations
   Net investment income                          0.425     0.587     0.691     0.602     0.592
   Net gains or losses on securities (both
      realized and unrealized)                    0.473    (0.121)    0.102    (0.435)    0.269
Total from investment operations                  0.898     0.466     0.793     0.167     0.861

Less Distributions
   Dividends (from net investment income)        (0.430)   (0.589)   (0.685)   (0.565)   (0.577)
   Distributions (from capital gains)             0.000    (0.210)    0.000    (0.010)   (0.077)
   Return of capital                              0.000    (0.026)    0.000     0.000     0.000
Total distributions                              (0.430)   (0.825)   (0.685)   (0.575)   (0.654)
-----------------------------------------------------------------------------------------------

Net asset value, end of period                  $10.461   $ 9.993   $10.352   $10.244   $10.652
-----------------------------------------------------------------------------------------------
Total return                                       9.24%     4.44%     8.13%     1.60%     8.38%
Ratios/Supplemental Data
Net assets, end of period ($ thousands)         $26,409   $32,857   $25,394   $19,873   $ 6,676
Ratio of expenses to average
   net assets - Gross (a)                          0.84%     0.73%     0.69%     0.74%     0.75%
Ratio of expenses to average
   net assets - Net                                0.76%     0.65%     0.57%     0.54%     0.55%
Ratio of net investment income to average
   net assets                                      4.21%     5.57%     6.82%     5.78%     5.59%
Portfolio turnover rate                           163.9%    263.0%    120.3%    115.2%     52.0%
-----------------------------------------------------------------------------------------------



(a) Gross ratios reflects fees paid indirectly and investment advisory fees waived by the investment advisor. In 2002, no fees were waived by the Adviser.


The per share ratios are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.



<PAGE 43>

                          GOVERNMENT MONEY MARKET FUND


                                                  2002      2001     2000     1999       1998
                                                -------   -------   -------   -------   -------
Net asset value,
   beginning of period                          $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000
-----------------------------------------------------------------------------------------------
Income From Investment Operations
   Net investment income                          0.012     0.036     0.059     0.047     0.051
   Net gains or losses on securities (both
      realized and unrealized)                    0.000     0.000     0.000     0.000     0.000
Total from investment operations                  0.012     0.036     0.059     0.047     0.051
Less Distributions
   Dividends (from net investment income)        (0.012)   (0.036)   (0.059)   (0.047)   (0.051)
   Distributions (from capital gains)             0.000     0.000     0.000     0.000     0.000
   Return of capital                              0.000     0.000     0.000     0.000     0.000
Total distributions                              (0.012)   (0.036)   (0.059)   (0.047)   (0.051)
-----------------------------------------------------------------------------------------------
Net asset value, end of period                  $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000
-----------------------------------------------------------------------------------------------
Total return                                       1.25%     3.67%     6.03%     4.85%     5.24%
Ratios/Supplemental Data
Net assets, end of period ($ thousands)         $ 4,075   $ 4,167   $ 4,501   $ 3,700   $ 4,095
Ratio of expenses to average
   net assets - Gross (a)                          1.24%     1.09%     0.74%     0.70%     0.68%
Ratio of expenses to average
   net assets - Net (b)                            0.46%     0.38%     0.40%     0.35%     0.32%
Ratio of net investment income to average
   net assets                                      1.24%     3.61%     5.89%     4.71%     5.11%
Portfolio turnover rate                             N/A       N/A       N/A       N/A       N/A
-----------------------------------------------------------------------------------------------



(a) Gross ratios reflects fees paid indirectly and investment advisory fees waived.

(b) The net expense ratio is after reimbursed and indirect expenses paid. For the Government Money Market Fund, the expense ratio after reimbursed expenses but before indirect expenses paid would be 0.64% and 0.88% for the years ended December 31, 2002 and December 31, 2001, respectively.


The per-share ratios are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.



<PAGE 44>

ADDITIONAL INFORMATION                   Distributed by Quasar Distributors, LLC

..    Annual and Semi-Annual Reports
..    Statement of Additional Information

The Annual and Semi-Annual Reports contain more detailed information about the Funds' investment strategies and market conditions that significantly affected performance during the most recent fiscal year.

The Statement of Additional Information provides detailed information about the Funds and is incorporated by reference into this Prospectus, making the SAI a legal part of this Prospectus.

Information about the Funds, including these reports, can be obtained without charge (except where noted) upon request.

..    By Telephone           1-800-MONETTA
                            1-800-684-3416 (TDD)

..    In person or by mail   1776-A South Naperville Road
                            Suite 100
                            Wheaton, IL 60187-8133

..    By Internet            www.monetta.com or www.sec.gov

..    By e-mail              info@monetta.com

..    From the SEC           The SEC's Public Reference in Washington, DC. For
                            information on the operation of the Public Reference Room, call (202) 942-8090. Additional copies of this information can be obtained, for a duplicating fee, by electronic request at publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

INVESTMENT COMPANY ACT FILE NO:   Monetta Fund 811-4466
                                  Monetta Trust 811-7360
--------------------------------------------------------------------------------
Monetta Family of Mutual Funds                                 -----------------
1776-A South Naperville Road, Suite 100                            PRESORTED
Wheaton, IL 60187-8133                                             STANDARD
                                                                 U.S. Postage
                                                                     PAID
                                                                    Monetta
                                                               -----------------

[LOGO]                    Monetta Family of Mutual Funds
                           Regular Account Application
                      Do not use this form for IRA accounts.

   Mail To:                               Overnight Express Mail To:
     Monetta Funds                          Monetta Funds
     c/o U.S. Bancorp Fund Services, LLC    c/o U.S. Bancorp Fund Services, LLC
     PO Box 701                             615 E. Michigan St., 3rd Floor
     Milwaukee, WI 53201-0701               Milwaukee, WI 53202-5207

For additional information please call toll-free 1-800-MONETTA.
--------------------------------------------------------------------------------
In compliance with the USA Patriot Act, all Mutual Funds are required to obtain the following information for all registered owners and all authorized individuals: Full Name, Date of Birth, Social Security Number and Permanent Street Address. Corporate accounts require additional documentation. We must return your application if any of this information is missing.
--------------------------------------------------------------------------------

A.   Investor Information - Select one

[ ]  Individual
                           ----------------------   ------   -----------   ------------------   -------------------------
                           FIRST NAME               M.I.     LAST NAME     SOCIAL SECURITY #    BIRTHDATE (Mo/Dy/Yr)

[ ]  Joint Owner
                           ----------------------   ------   -----------   ------------------   -------------------------
                           FIRST NAME               M.I.     LAST NAME     SOCIAL SECURITY #    BIRTHDATE (Mo/Dy/Yr)
                           Registration will be Joint Tenancy with Rights of Survivorship (JTWROS), unless otherwise specified.
---------------------------------------------------------------------------------------------------------------------------------
[ ]  Gift to Minors
     UGMA/UTMA             ----------------------   ------   -----------   ------------------   -------------------------
                           CUSTODIAN'S FIRST NAME   M.I.     LAST NAME     SOCIAL SECURITY #    BIRTHDATE (Mo/Dy/Yr)
                           (ONLY ONE PERMITTED)

                           ----------------------   ------   -----------   ------------------   -------------------------
                           MINORS FIRST NAME        M.I.     LAST NAME     SOCIAL SECURITY #    BIRTHDATE (Mo/Dy/Yr)
                           (ONLY ONE PERMITTED)

                           CUSTODIAN'S STATE OF RESIDENCE
                                                           -----------------------------
---------------------------------------------------------------------------------------------------------------------------------
[ ]  Corporation/
     Trust*                ------------------------------------------------------------------------------------------------------
                           NAME OF TRUSTEE(S) (IF TO BE INCLUDED IN REGISTRATION)

[ ]  Partnership*
                           ------------------------------------------------------------------------------------------------------
                           NAME OF TRUST/CORPORATION/PARTNERSHIP

[ ]  Other Entity*
                           ------------------------------------------------------------------------------------------------------
                           SOCIAL SECURITY #/TAX ID#                       DATE OF AGREEMENT (Mo/Dy/Yr)

                           *    You must supply documentation to substantiate existence of your organization. (i.e., Trust
                                Agreements, Corporate Resolution, Partnership Agreement or other official IRS Documents.)

                                Remember to include a separate sheet detailing the Full Name, Date of Birth, Social
                                Security Number and Permanent Street Address for all authorized individuals.
---------------------------------------------------------------------------------------------------------------------------------
B.   Permanent Street Address (P.O. Box is not acceptable)  [ ] Duplicate Confirmation to:

     ---------------   ---------------   ----------------   ------------------------   ---------------   -------------
     STREET                              APT/SUITE          FIRST NAME                 M.I.              LAST NAME

     ---------------   ---------------   ----------------   ------------------------   ---------------   -------------
     CITY              STATE             ZIP                STREET                                       APT/SUITE

     ---------------   ---------------   ----------------   ------------------------   ---------------   -------------
     DAYTIME PHONE #   EVENING PHONE #                      CITY                       STATE             ZIP
---------------------------------------------------------------------------------------------------------------------------------
C.   Your Investment       [ ] By check: Make check payable to Monetta Funds. $
                                                                                ------------------
     Instructions          [ ] By wire: Call 1-800-241-9772. Indicate amount of wire $
                                                                                       ------------------
                               The minimum initial investment is $1,000 for shares in any of the Monetta Funds, with no subsequent investment minimum. However, the initial investment is lowered to $50 if also enrolled in the Automatic Investment Plan with a  minimum of $25 per month.

Fund Name                                              Investment Amount     Optional Automatic Investment Plan
----------------------------------------------------   -----------------   -------------------------------------
                                                                                                AIP
                                                                                            START MONTH     DAY*
[ ] Monetta Fund (9) ...............................   $                   $
                                                       -----------------   --------------   -----------   ------
[ ] Monetta Select Technology Fund (15) ............   $                   $
                                                       -----------------   --------------   -----------   ------
[ ] Monetta Mid-Cap Fund (10) ......................   $                   $
                                                       -----------------   --------------   -----------   ------
[ ] Monetta Blue Chip Fund (13) ....................   $                   $
                                                       -----------------   --------------   -----------   ------
[ ] Monetta Balanced Fund (14) .....................   $                   $
                                                       -----------------   --------------   -----------   ------
[ ] Monetta Intermediate Bond Fund (11) ............   $                   $
                                                       -----------------   --------------   -----------   ------
[ ] Monetta Goverment Money Market Fund (12) .......   $                   $
                                                       -----------------   --------------   -----------   ------
       Total Amount Enclosed                           $                     *Select: [ ] Monthly or [ ] Quarterly
                                                       -----------------

                                                                                     Capital Gains
                                                       Capital Gains & Dividends      Reinvested &      Capital Gains and
Distribution Options:                                         Reinvested           Dividends in Cash*   Dividends in Cash*
Monetta Fund (9) ...................................             [ ]                      [ ]                  [ ]
Monetta Select Technology Fund (15) ................             [ ]                      [ ]                  [ ]
Monetta Mid-Cap Fund (10) ..........................             [ ]                      [ ]                  [ ]
Monetta Blue Chip Fund (13) ........................             [ ]                      [ ]                  [ ]
Monetta Balanced Fund (14) .........................             [ ]                      [ ]                  [ ]
Monetta Intermediate Bond Fund (11) ................             [ ]                      [ ]                  [ ]

----------
*Unless otherwise indicated, cash distributions will be mailed to the address in Section B.

---------------------------------------------------------------------------------------------------------------------------------
D.   Check                 Establish check redemption privileges for the Monetta Government
     Redemption            Money Market Fund. Checks will be mailed within ten business days
     Signature Card        after your account is opened. There is a $500.00 minimum for any check written.

                           Account Registration
                                                 --------------------------------------------------------------------------------
                           I/We guarantee the authenticity of each signature and understand
Account Number             the request is subject to the terms on the reverse.
(For Bank Use Only)        Authorized Signature(s) (For joint accounts, all owners must sign.) [ ] One signature required
                                                                                               [ ] Two signatures required

--------------------

--------------------

--------------------
                           X                                                X
--------------------         --------------------------------------------     ---------------------------------------------------
                             Authorized Signature(s)

---------------------------------------------------------------------------------------------------------------------------------
E.   Backup                [ ] Check this box only if the IRS has notified you that you are subject to
     Withholding               backup withholding.
---------------------------------------------------------------------------------------------------------------------------------
F.   Telephone             [ ] Redemption - permits the transfer of funds via:
     Options                   [ ] Check to address in section B
                               [ ] Federal wire to your bank account below ($15.00 charge for each wire transfer)
     Your signed               [ ] EFT, at no charge, to your bank account below (funds are typically credited
     Application must              within two days after redemption)
     be received at        [ ] Purchase (EFT) ($25 minimum) - permits the purchase of shares from your bank account below
     least 15 business     [ ] Exchange ($1,000 minimum) - permits the exchange of shares between identically registered accounts
     days prior            [ ] E-mail Address - permits the Fund to send you information and Fund updates
     to initial                                                                                           -----------------------
     transaction.
                           ------------------------------------------------------------------------------------------------------
                           NAME(S) ON BANK ACCOUNT

     Please include a      ------------------------------------------------------------------------------------------------------
     voided bank check     BANK NAME                                                      ACCOUNT NUMBER
     or savings deposit
     slip.                 ------------------------------------------------------------------------------------------------------
                           BANK ADDRESS                                                   BANK ROUTING/ABA#

---------------------------------------------------------------------------------------------------------------------------------
G.   Automatic             Based on the instructions in Section C, funds will be automatically transferred from the checking
     Investment Plan       or savings account indicated below:

     Your signed           ------------------------------------------------------------------------------------------------------
     Application must      NAME(S) ON BANK ACCOUNT
     be received at
     least 15 business     ------------------------------------------------------------------------------------------------------
     days prior            BANK NAME                                                      ACCOUNT NUMBER
     to initial
     transaction.
                           ------------------------------------------------------------------------------------------------------
                           BANK ADDRESS                                                   BANK ROUTING/ABA#
     Please include a
     voided bank check     ------------------------------------------------------------------------------------------------------
     or savings deposit    SIGNATURE OF BANK ACCOUNT OWNER                                SIGNATURE OF JOINT OWNER
     slip.                 .  $25.00 fee will be assessed if the automatic purchase cannot be made.
                           .  Participation in the plan will be terminated automatically upon redemption of all shares.
---------------------------------------------------------------------------------------------------------------------------------
H.   Signature and         I have received and understood the prospectus for the Monetta Funds (the
     Certification         "Funds"). I understand the Funds' investment objectives and policies and agree to be bound by the terms of the prospectus. I acknowledge and consent to the householding (i.e., consolidation of mailings) of regulatory documents such as prospectuses, shareholder reports, proxies, and other similar documents. I may contact the Funds to revoke my consent. I agree to
     Required by the       notify the Funds of any errors or discrepancies within 45 days after the
     Internal Revenue      date of the statement confirming a transaction. The statement will
     Service               be deemed to be correct, and the Funds and their transfer agent shall not be liable if I fail to notify the Funds within such time period. I represent that I am of legal age and have legal capacity to make this purchase.

                           The Funds, the applicable Fund, its transfer agent and any officers, directors, employees, or agents of these entities (collectively "Monetta"), will not be responsible for banking system delays beyond their control. By signing section F or G, I authorize my bank to honor all entries to my bank account initiated through U.S. Bank, National Association, on behalf of the applicable Fund. Monetta Funds will not be liable for acting upon instructions believed genuine and in accordance with the procedures described in the prospectus or the rules of the Automated Clearing House.
                           When AIP or Telephone Purchase transactions are presented, sufficient collected funds must be in my account to pay them. I agree that my bank's treatment and rights to respect each entry shall be the same as if it were signed personally by me. I agree that if any such entries are dishonored with good or sufficient cause, my bank shall be under no liability whatsoever. I further agree that any such authorization, unless previously terminated by my bank in writing, is to remain in effect until the
                           Funds' transfer agent receives and has had a reasonable amount of time to act upon a written notice of revocation.

                           Under the penalty of perjury, I certify that (1) the Social Security Number or Taxpayer Identification Number shown on this form is my correct Taxpayer
                           Identification Number, and (2) I am not subject to backup withholding
                           (unless section E has been checked) either as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding. (3) I am a U.S. person (including a
                           U.S. resident alien).

                           The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

                           ------------------------------------------------------------------------------------------------------
                           SIGNATURE OF OWNER*                                            DATE (Mo/Dy/Yr)

                           ------------------------------------------------------------------------------------------------------
                           SIGNATURE OF JOINT OWNER, if any                               DATE (Mo/Dy/Yr)

                           *If shares are to be registered in (1) joint names, both persons should sign, (2) a custodian for a minor, the custodian should sign, (3) a trust, the trustee(s) should sign, or (4) a corporation or other entity, an officer should sign and print name and title on space provided below.

                           ------------------------------------------------------------------------------------------------------
                           PRINT NAME AND TITLE OF OFFICER SIGNING FOR A CORPORATION OR OTHER ENTITY
---------------------------------------------------------------------------------------------------------------------------------
I.   Dealer
                           ------------------------------------------------------------------------------------------------------
                           DEALER NAME                                 REPRESENTATIVE'S LAST NAME            FIRST NAME     M.I.
     Information
                           ------------------------------------------------------------------------------------------------------
                           DEALER HEAD OFFICE                          REPRESENTATIVE'S BRANCH OFFICE
     (Please be sure to
     complete
     representative's      ------------------------------------------------------------------------------------------------------
     first name and        ADDRESS                                     ADDRESS
     middle initial.)
                           ------------------------------------------------------------------------------------------------------
                           CITY/STATE/ZIP                              CITY/STATE/ZIP

                                    (     )                                     (     )
                           ------------------------------------------------------------------------------------------------------
                           TELEPHONE NUMBER                            TELEPHONE NUMBER                      REP'S A.E. NUMBER
---------------------------------------------------------------------------------------------------------------------------------
Before you mail, have you:
[ ]  Completed all USA Patriot Act required information?
        Social Security or Tax ID Number in section A?                 [ ] Enclosed your check made payable to Monetta Funds?
        Birth Date in section A?                                       [ ] Included a voided check, if applicable?
        Full Name in section A?                                        [ ] Signed your application in section H?
        Permanent Street Address in section B?
        Enclosed additional documentation, if applicable?
---------------------------------------------------------------------------------------------------------------------------------

I/We authorized U.S. Bank to honor these share drafts and redeem sufficient shares in my account to cover payment of such checks. I understand that:(1) this privilege may be terminated at any time by the fund or the bank and that neither shall incur any liability for loss or expense or cost to me for honoring checks, or for effecting redemptions to pay checks, or for returning checks which have not been accepted; (2) checks drawn on a joint account will require the signature of one registered owner; (3) by signing the reverse side I/We certify that each of the statements set forth on the purchase application are true and accurate.

                                     STATEMENT OF ADDITIONAL INFORMATION

                                                             MAY 1, 2003



MONETTA FAMILY OF MUTUAL FUNDS
1776-A SOUTH NAPERVILLE ROAD, SUITE 100
WHEATON, IL 60187

(1-800-MONETTA)

WWW.MONETTA.COM

MONETTA FUND, INC.

MONETTA TRUST, INCLUDES THE FOLLOWING SERIES:

    .  MONETTA SELECT TECHNOLOGY FUND

    .  MONETTA MID-CAP EQUITY FUND

    .  MONETTA BLUE CHIP FUND

    .  MONETTA BALANCED FUND

    .  MONETTA INTERMEDIATE BOND FUND

    .  MONETTA GOVERNMENT MONEY MARKET FUND







This Statement of Additional Information (SAI) is not a Prospectus and should be read in conjunction with the Funds' Prospectus dated May 1, 2003, which is incorporated by reference into this SAI and may be obtained from the Funds at the above phone number or address.

This SAI contains additional and more detailed information about the Funds' operations and activities than the Prospectus. The Annual Report, which contains important financial information about the Funds, is incorporated by reference into this SAI and is also available, without charge, at the above phone number or address.












<PAGE 1>



                               TABLE OF CONTENTS




 . THE FUNDS' HISTORY................................................3

 . INFORMATION ABOUT THE FUNDS.......................................3

      Investment Guidelines..........................................3
      Investment Strategies and Risks................................4
      Investment Restrictions.......................................12

 . DIRECTORS, TRUSTEES AND OFFICERS.................................14

 . SIGNIFICANT SHAREHOLDERS.........................................21

 . SERVICE PROVIDERS................................................22

      Investment Adviser, Sub-Adviser and Administrator.............22
      Distributor...................................................26
      Transfer Agent and Custodian..................................26
      Legal Counsel.................................................26
      Independent Auditors..........................................26

 . RULE 12b-1 PLAN..................................................27

 . CODE OF ETHICS...................................................28

 . BROKERAGE ALLOCATION.............................................28

 . CAPITAL STOCK....................................................31

 . SHAREHOLDER SERVICES.............................................32

 . TAXATION OF THE FUNDS............................................34

 . PERFORMANCE INFORMATION..........................................34

 . FINANCIAL STATEMENTS.............................................38

 . APPENDIX I - FIXED INCOME SECURITIES RATINGS.....................38


<PAGE 2>


THE FUNDS' HISTORY

Monetta Fund, Inc. is an open-end, diversified management investment company that was organized in 1985 as a Maryland corporation. The inception date of the Monetta Fund is 05/06/86.

Monetta Trust is also an open-end, diversified management investment company that was organized as a Massachusetts Trust in 1992. The following funds are each a series of Monetta Trust:

                                                       INCEPTION DATE

  Monetta Select Technology Fund                       02/01/97
     (formerly Small-Cap Fund through 12/02/01)

  Monetta Mid-Cap Equity Fund                          03/01/93

  Monetta Blue Chip Fund                               09/01/95
     (formerly Large-Cap Fund through 12/02/01)

  Monetta Balanced Fund                                09/01/95

  Monetta Intermediate Bond Fund                       03/01/93

  Monetta Government Money Market Fund                 03/01/93


INFORMATION ABOUT THE FUNDS


INVESTMENT GUIDELINES
The investment objectives of the Monetta Fund and each series of the Monetta Trust (the "Funds"), as stated in the Prospectus, differ principally in the types of securities selected for investment and the relative importance each fund places on growth potential, current income and preservation of capital as considerations in selecting investments. Each fund's investment objective is a fundamental policy, which may not be changed without the approval of a majority of the outstanding voting securities of that fund. This means that the approval of the lesser of (i) 67% of the fund's shares present at a meeting, if more than 50% of all of the shares outstanding are present or (ii) more than 50% of all of the fund's outstanding shares is required.


Since each of the Funds are registered under the Investment Company Act of 1940 as diversified, open-ended investment companies, each fund agrees that it will not own more than 5% of its total assets (valued at the time of investment) in a single issue security. This applies only to 75% of the total assets. That is to say that if it does own more than 5% of its total assets in individual securities, the total of those over 5% cannot exceed 25%.



The Intermediate Bond Fund also may invest in debt securities (including those convertible into or carrying warrants to purchase common stocks or other equity interests and privately placed debt securities), preferred stocks, and marketable common stocks that Monetta Financial Services, Inc. (the "Adviser") considers likely to yield relatively high income in relation to cost. Equity securities acquired by conversion or exercise of a warrant will be sold by the fund as soon as possible. The Bond Fund will not invest more than 20% of its assets in debt securities rated below investment grade or, if unrated, determined by the Adviser to be of comparable credit quality.


<PAGE 3>

Within the restrictions outlined here, and in the Prospectus, the Adviser has full discretion on the investment decision of the Funds.


INVESTMENT STRATEGIES AND RISKS

The following is a detailed description, along with associated risks, of the various securities that some or all of the Funds may invest in.

EQUITY SECURITIES
Common stocks represent an equity interest in a corporation. Although common stocks have a history of long-term growth in value, their prices tend to fluctuate in the short term. The securities of smaller companies, as a class, have had periods of favorable results and other periods of less favorable results compared to the securities of larger companies as a class. Stocks of small to mid-sized companies tend to be more volatile and less liquid than stocks of large companies. Smaller companies, as compared to larger companies, may have a shorter history of operations, may not have as great an ability to raise additional capital, may have a less diversified product line making them susceptible to market pressure and may have a smaller public market for their shares.

CASH MANAGEMENT
For defensive purposes or to accommodate inflows of cash awaiting more permanent investment, the Fund may temporarily and without limitation hold high-grade short-term money market instruments, cash and cash equivalents, including repurchase agreements. The Fund also may invest in other investment companies (or companies exempted under Section 3(c)(7) of the 1940 Act) that themselves primarily invest in temporary defensive investments, including commercial paper. To the extent that the management fees paid to the other investment companies are for the same or similar services as the management fees paid to the Fund, there will be a layering of fees that would increase expenses and decrease returns. Investments in other investment companies are limited by the 1940 Act.


DEBT SECURITIES
In pursuing its investment objective, each fund may invest in debt securities of corporate and governmental issuers. The risks inherent in debt securities depend primarily on the term and quality of the obligations in a fund's portfolio as well as on market conditions. A decline in the prevailing levels of interest rates generally increases the value of debt securities, while an increase in rates usually reduces the value of those securities. As a result, interest rate fluctuations will affect a fund's net asset value but not the income received by a fund from its portfolio securities.* In addition, if the bonds in a fund's portfolio contain call, prepayment or redemption provisions, during a period of declining interest rates these securities are likely to be redeemed and a fund will probably be unable to replace them with securities having a comparable yield. There can be no assurance that payments of interest and principal on portfolio securities will be made when due.

_______________
*Yields on debt securities available for purchase by a fund vary over time; no specific yield on shares of a fund can be assured.



<PAGE 4>

Bonds and other debt securities generally are subject to credit risk and interest rate risk. While debt securities issued by the U.S. Treasury generally are considered free of credit risk, debt issued by agencies and corporations all entail some level of credit risk. Investment grade debt securities have less credit risk than do high-yield, high-risk debt securities. Credit risk is described more fully in the section titled "High-Yield, High-Risk Debt Securities."

CONVERTIBLE SECURITIES
Convertible securities include any corporate debt security or preferred stock that may be converted into underlying shares of common stock. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures, is redeemed or the holder elects to exercise the conversion privilege.

The value of convertible securities is influenced by both the yield of nonconvertible securities of comparable issuers and by the value of a convertible security viewed without regard to its conversion feature and is
generally referred to as its investment value.   The investment value of the
convertible security will typically fluctuate inversely with changes in prevailing interest rates.

However, at the same time, the convertible security will be influenced by its conversion value, which is the market value of the underlying common stock that would be obtained upon conversion. Conversion value fluctuates directly with the price of the underlying common stock.

By investing in convertible securities, a fund obtains the right to benefit from the capital appreciation potential in the underlying stock, upon exercise of the conversion right, while earning higher current income than would be available if the stock were purchased directly. In determining whether to purchase a convertible security, the Adviser will consider substantially the same criteria that would be considered in purchasing the underlying stock. Convertible securities purchased by a fund are frequently rated investment grade. Convertible securities rated below investment grade tend to be more sensitive to interest rate and economic changes, may be obligations of issuers who are less creditworthy than issuers of higher quality convertible securities and may be more thinly traded due to such securities being less well known to investors than either common stock or conventional debt securities.

GOVERNMENT SECURITIES
U.S. Government Securities are debt securities that are obligations of or guaranteed by the U.S. government, its agencies or instrumentalities. There are two basic types of U.S. Government Securities: (1) direct obligations of the U.S. Treasury, and (2) obligations issued or guaranteed by an agency or instrumentality of the U.S. government. Agencies and instrumentalities include the Federal Farm Credit System ("FFCS"), Student Loan Marketing Association ("SLMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Home Loan Banks ("FHLB"), Federal National Mortgage Association ("FNMA") and Government National Mortgage Association ("GNMA"). Some obligations issued or guaranteed by agencies or instrumentalities, such as those issued by GNMA, are fully guaranteed by the U.S. government. Others, such as FNMA bonds, rely on the assets and credit of the instrumentality with limited rights to borrow from the U.S. Treasury. Still other securities, such as obligations of the FHLB, are supported by more extensive rights to borrow from the U.S. Treasury.

<PAGE 5>

U.S. Government Securities include mortgage-related securities issued by an agency or instrumentality of the U.S. government. GNMA Certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans. These loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A "pool" or group of such mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each mortgage is guaranteed by GNMA and backed by the full faith and credit of the U.S. government. GNMA Certificates differ from bonds in that principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity. GNMA Certificates are called "pass-through" securities because both interest and principal payments (including prepayments) are passed through to the holder of the Certificate.

Pools of mortgages also are issued or guaranteed by other agencies of the U.S. government. The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's term may be shortened or lengthened by unscheduled or early payment, or by slower than expected prepayment of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool.

A collateralized mortgage obligation ("CMO") is a debt security issued by a corporation, trust or custodian, or by a U.S. government agency or instrumentality that is collateralized by a portfolio or pool of mortgages, mortgage-backed securities, U.S. Government Securities or corporate debt obligations. The issuer's obligation to make interest and principal payments is secured by the underlying pool or portfolio of securities. CMOs are most often issued in two or more classes (each of which is a separate security) with varying maturities and stated rates of interest. Interest and principal payments from the underlying collateral (generally a pool of mortgages) are not necessarily passed directly through to the holders of the CMOs; these payments typically are used to pay interest on all CMO classes and to retire successive class maturities in a sequence. Thus, the issuance of CMO classes with varying maturities and interest rates may result in greater predictability of maturity with one class and less predictability of maturity with another class than a direct investment in a mortgage-backed pass-through security (such as a GNMA Certificate). Classes with shorter maturities typically have lower volatility and yield while those with longer maturities typically have higher volatility and yield. Thus, investments in CMOs provide greater or lesser control over the investment characteristics than mortgage pass-through securities and offer more defensive or aggressive investment alternatives.


Investments in mortgage-related U.S. Government Securities, such as GNMA Certificates and CMOs, also involve other risks. The yield on a pass-through security typically is quoted based on the maturity of the underlying instruments and the associated average life assumption. Actual prepayment experience may cause the yield to differ from the assumed average life yield. Accelerated prepayments adversely impact yields for pass-throughs purchased at a premium; the opposite is true for pass-throughs purchased at a discount. During periods of declining interest rates, prepayment of mortgages underlying pass-through certificates can be expected to accelerate. When the mortgage obligations are prepaid, the fixed income funds reinvest the prepaid amounts in securities, the yields of which reflect interest rates prevailing at that time. Therefore, the Fund's ability to maintain a portfolio of high-yielding,


<PAGE 6>


mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages must be reinvested in securities that have lower yields than the prepaid mortgages. Moreover, prepayments of mortgages that underlie securities purchased at a premium could result in capital losses. Investment in such securities also could subject the Fund to "maturity extension risk," which is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security that was considered a short or intermediate-term security at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.

The guarantees of the U.S. government, its agencies and instrumentalities are guarantees of the timely payment of principal and interest on the obligations purchased. The value of the shares issued by the Fund is not guaranteed and will fluctuate with the value of the Fund's portfolio. Generally when the level of interest rates rise, the value of the Fund's investment in government securities is likely to decline and, when the level of interest rates decline, the value of the Fund's investment in government securities is likely to rise.

The Fund may engage in portfolio trading primarily to take advantage of yield disparities. Such trading strategies may result in minor temporary increases or decreases in the Fund's current income and in its holding of debt securities that sell at substantial premiums or discounts from face value. If expectations of changes in interest rates or the price of the securities prove to be incorrect, the Fund's potential income and capital gain will be reduced or its potential loss will be increased.

HIGH-YIELD, HIGH-RISK DEBT SECURITIES
The convertible securities, bonds and other debt securities in which the Fund may invest may include high-yield, high-risk debt securities rated BB or lower by Standard & Poor's Corporation ("S&P") or Ba or lower by Moody's Investors Service ("Moody's") or unrated securities. Securities rated BB or lower by S&P and Ba or lower by Moody's are referred to in the financial community as "junk bonds" and may include D-rated securities of issuers in default. See Appendix I for a more detailed description of the rating system. Ratings assigned by credit agencies do not evaluate market risks. The Adviser considers the ratings assigned by S&P or Moody's as one of several factors in its independent credit analysis of issuers. A brief description of the quality ratings of these two services is contained in the section titled "Bond Ratings."

While likely to have some quality and protective characteristics, high-yield, high-risk debt securities, whether convertible into common stock, usually involve increased risk as to payment of principal and interest. Issuers of such securities may be highly leveraged and may not have available to them traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher-rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high-yield securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During such periods, such issuers may not have sufficient revenues to meet their principal and interest payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific issuer developments, or the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing.
The risk of loss due to default by the issuer is significantly greater for the holders of high-yield securities because such securities may be unsecured and may be subordinated to other creditors of the issuer.

<PAGE 7>

High-yield, high-risk debt securities are subject to greater price volatility than higher-rated securities, tend to decline in price more steeply than higher-rated securities in periods of economic difficulty or accelerating interest rates and are subject to greater risk of non-payment in adverse economic times. There may be a thin trading market for such securities. This may have an adverse impact on market price and the ability of the Fund to dispose of particular issues and may cause the Fund to incur special securities' registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.


LENDING OF PORTFOLIO SECURITIES
Subject to certain restrictions (see section "Information About the Funds"), the Funds may lend their portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents, maintained on a current basis, in an amount at least equal to the market value of the securities loaned by these funds. These funds would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral.
These funds would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. These funds would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities if, in the Adviser's judgment, a material event requiring a Shareholder's vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, these funds could experience delays in liquidating the loan collateral and/or recovering the loaned securities and losses, including possible decline in the value of the collateral or in the value of the securities loaned during the period while seeking to enforce its rights thereto, possible subnormal levels of income and lack of access to income during this period and expenses of enforcing its rights.


WHEN-ISSUED AND DELAYED DELIVERY SECURITIES
The Balanced Fund, Intermediate Bond Fund and Government Money Market Fund may purchase securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time a fund enters into the commitment, the securities may be delivered and paid for 30 days or more after the date of purchase, when their value may have changed. A fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if the Adviser deems it advisable for investment reasons. At the time a fund enters into a binding obligation to purchase securities on a when-issued or delayed-delivery basis, assets of the fund having a market value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the fund and held by the custodian throughout the period of the obligation. The use of this investment strategy may increase net asset value fluctuation.

REPURCHASE AGREEMENTS
A repurchase agreement is a sale of securities to a fund in which the seller (a bank or broker-dealer believed by the Adviser to be financially sound) agrees to repurchase the securities at a higher price, which includes an amount representing interest on the purchase price, within a specified time. In the event of a bankruptcy or other default of a seller of a repurchase agreement, a fund could experience delays in both liquidating the underlying securities and losses, including the possible decline in the value of the collateral during the period while seeking to enforce its rights thereto, possible below-normal levels of income and lack of access to income during this period and expenses of enforcing its rights.

<PAGE 8>

OPTIONS ON SECURITIES AND INDICES
The Balanced Fund and the Intermediate Bond Fund may purchase and sell put and call options on securities and indices, enter into interest rate and index futures contracts and options on futures contracts.

An option on a security (or index) is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call), or sell to (put), the seller (writer) of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option on an individual security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specific multiplier for the index option (an index is designed to reflect specific facets of a particular financial or securities market, a specific group of financial instruments or securities or certain economic indicators).

A fund will write call options and put options only if they are "covered."
This means, in the case of a call option on a security, the option is "covered" if a fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, assets having a value at least equal to that amount are held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio.

If an option written by a fund expires, the fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a fund expires, the fund realizes a capital loss equal to the premium paid.

Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be affected when a fund elects to do so. A capital gain or loss will be realized from a closing purchase transaction if the cost of the closing option is less or more than the premium received from writing the option. If the premium received from a closing sale transaction is more or less than the premium paid to purchase the option, the fund will realize a capital gain or loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index and the time remaining until the expiration date.

A put or call option purchased by a fund is an asset of the fund, valued initially at the premium paid for the option. The premium received for an option written by a fund is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and ask prices.

There are several risks associated with transactions in options. For example, there are significant differences between the securities markets, the currency markets and the options markets that could result in an imperfect correlation between these markets causing a given transaction not to achieve its

<PAGE 9>

objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or expected events.

There can be no assurance that a liquid market will exist when a fund seeks to close out an option position. If a fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option would expire. If a fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security until the option expired. As the writer of a covered call option on a security a fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased or written by a fund, the fund would not be able to close out the option. If restrictions on exercise of options were imposed, a fund might be unable to exercise an option it had purchased.


FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS
The Balanced Fund and the Intermediate Bond Fund may use interest rate futures contracts, index futures contracts and options on such futures contracts. An interest rate, index or option on a futures contract provides for the future sale by one party, and purchase by another party, of a specified quantity of a financial instrument or the cash value of an index at a specified price and time. A public market exists in futures contracts covering a number of indices (including, but not limited to, the S&P 500 Index, the Value Line Composite Index and the New York Stock Exchange Composite Index) as well as financial instruments (including, but not limited to U. S. Treasury bonds, U.S. Treasury notes, Eurodollar certificates of deposit and foreign currencies). Other index and financial instrument futures contracts are available and it is expected that additional types of futures contracts will be developed and traded.



Either fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indices, as discussed above. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position
(put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position.



In the case of a put option, the opposite is true. Either fund may use futures contracts to hedge against, or increase its exposure to, fluctuations in the general level of stock prices, anticipated changes in interest rates or currency fluctuations that might adversely affect either the value of that fund's securities or the price of the securities that that fund intends to purchase. Although other techniques may be used to reduce or increase a fund's exposure to stock price, interest rate and currency fluctuations, a fund may be able to achieve its desired exposure more efficiently and cost effectively by using futures contracts and futures options.



The Balanced Fund and the Intermediate Bond Fund will only enter into futures contracts and futures options that are standardized and traded on an exchange, Board of Trade or similar entity or quoted on an automated quotation system. There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. In trying to


<PAGE 10>


increase or reduce market exposure, there can be no guarantee that there will be a correlation between price movements in the futures contract and in the portfolio exposure desired. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures, futures options and the related securities, technical influences in futures and futures options trading and differences between the securities market and the securities underlying the standard contracts available for trading. In the case of index futures contracts, for example, the composition of the index including the issuers and the weighting of each issue, may differ from the composition of either fund's portfolio. In the case of interest rate futures contracts, the interest rate levels, maturities and creditworthiness of the issues underlying the futures contract may differ from the financial instruments held in either fund's portfolio. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected stock price or interest rate trends.


Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the daily limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Stock index futures contracts are not normally subject to such daily price change limitations.


There can be no assurance that a liquid market will exist at a time when either fund seeks to close out a futures or futures option position. The Balanced Fund and the Intermediate Bond Fund may be exposed to possible loss on a position during such an interval and would continue to be required to meet margin requirements until the position was closed. In addition, many of the types of contracts discussed above are relatively new instruments with no significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.



<PAGE 11>

INVESTMENT RESTRICTIONS

THE MONETTA FUND AND EACH OF THE SERIES OF FUNDS IN THE TRUST operate under the following investment restrictions:

1) The Funds, except for the Government Money Market Fund, may not invest more than 5% of its total assets (valued at the time of investment) in securities of a single issuer, with respect to 75% of the value of a fund's total assets, except that this restriction does not apply to U.S. Government Securities;


THE GOVERNMENT MONEY MARKET FUND MAY NOT INVEST MORE THAN 5% OF ITS TOTAL ASSETS (VALUED AT THE TIME OF INVESTMENT) IN SECURITIES OF A SINGLE ISSUER, EXCEPT THAT THIS RESTRICTION DOES NOT APPLY TO (I) U.S. GOVERNMENT SECURITIES OR (II) REPURCHASE AGREEMENTS;


2) The Funds may not acquire securities of any one issuer, that at the time of investment, represent more than 10% of the outstanding voting securities of the issuer;

3) The Funds may not invest more than 25% of its total assets (valued at the time of investment) in securities of companies in any one industry, except that this restriction does not apply to U.S. Government Securities or, for the Government Money Market Fund, to repurchase agreements;

4) The Funds may not make loans, but this restriction shall not prevent the Funds from buying bonds, debentures or other debt obligations that are publicly distributed or privately placed with financial institutions, investing in repurchase agreements or lending portfolio securities, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets (taken at market value at the time of such loan*);


THE ABOVE RESTRICTION SHALL NOT PREVENT THE GOVERNMENT MONEY MARKET FUND FROM PURCHASING U.S. GOVERNMENT SECURITIES OR ENTERING INTO REPURCHASE AGREEMENTS;


5) The Funds may not borrow money except from banks for temporary or emergency purposes in amounts not exceeding 10% of the value of the Fund's total assets at the time of borrowing, provided that the fund will not purchase additional securities when its borrowings exceed 5% of total assets;


THE BALANCED FUND AND THE INTERMEDIATE BOND FUND ALSO MAY BORROW MONEY IN CONNECTION WITH TRANSACTIONS FOR OPTIONS, FUTURES AND OPTIONS ON FUTURES;


6) The Funds may not underwrite the distribution of securities of other issuers except insofar as it maybe deemed to be an "underwriter" for purposes of the Securities Act of 1933 on disposition of securities subject to legal or contractual restrictions on resale;**

7) The Funds may not purchase and sell real estate or interests in real estate, although the Funds may invest in marketable securities of enterprises that invest in real estate or interests in real estate;


8) The Funds may not purchase and sell commodities or commodity contracts, except the Balanced Fund and the Intermediate Bond Fund may enter into futures and options on futures;


<PAGE 12>


9) The Funds may not make margin purchases of securities, except for use of such short-term credits as are needed for clearance of transactions in connection with transactions in options, futures, and options on futures;


THE BALANCED FUND AND THE INTERMEDIATE BOND FUND MAY MAKE MARGIN PURCHASES OF SECURITIES FOR CONTRACTS ON OPTIONS, FUTURES AND OPTIONS ON FUTURES;


10) The Funds may not sell securities short or maintain a short position, except securities that the fund owns or has the right to acquire without payment of additional consideration;

11) The Funds may not issue any senior security except to the extent permitted under the Investment Company Act of 1940.

Each of the above-noted restrictions are "fundamental." In addition, the Funds are subject to a number of restrictions that may be changed by the Board of Directors of the Fund and Board of Trustees of the Trust, respectively, without Shareholders' approval. Under these non-fundamental restrictions, a fund may not:

1) Invest in companies for the purpose of management or the exercise of control;

2) Invest more than 5% of its total assets (valued at time of investment) in securities of issuers with less than three years' operation, including any predecessors;

3) Acquire securities of other registered investment companies, except in compliance with the Investment Company Act of 1940 and any applicable state laws;

4) Invest more than 10% of its net assets (valued at the time of such investment) in illiquid securities, including repurchase agreements maturing in more than seven days.


_________________
*Although they have the power to do so, the Balanced Fund and the Intermediate Bond Fund do not intend to lend portfolio securities.
**The Funds do not currently intend to invest in restricted securities.


<PAGE 13>


NAME POLICY

Under normal market conditions, measured at time of investment:

The Select Technology Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in common stocks of technology-related companies that the Adviser believes to be leading companies in the technology sector;

The Mid-Cap Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in companies with market capitalization between $1 billion and $10 billion;

The Blue Chip Fund invests at least 80% if its net assets, plus any borrowings for investment purposes, in companies with market capitalization of $10 billion and higher; and

The Intermediate Bond Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in bonds, which include a variety of debt securities, including corporate bonds and notes, government securities and securities backed by mortgages or other assets. In addition, the fund expects that the dollar-weighted average life of its portfolio will be between 3 and 10 years.

The Government Money Market Fund invests only in securities issued or guaranteed by the U.S. Government or its agencies maturing in less than thirteen months.

In the event that market fluctuations or shareholder actions cause a fund's investments to fall below Name Policy limits, the fund would act to remedy the situation as promptly as possible, normally within three business days. The fund will not be required to dispose of portfolio holdings or purchase additional investments immediately if the Adviser believes such action would subject the fund to losses or unreasonable risks of loss.

The Trust's funds will mail to their respective shareholders a notice at least sixty (60) days before any series of the Trust changes its name or name policy.

DIRECTORS, TRUSTEES AND OFFICERS

The following table lists the Board of Directors of the Monetta Fund and Trustees of the Monetta Trust. The Board of Directors and Board of Trustees supervise the business and management of the Fund and the Trust, respectively. The Boards approve all significant agreements between the Fund and the Trust and those companies that furnish services to the Fund and the Trust.

The individuals marked by an asterisk (*) are considered interested persons (as defined in the Investment Company Act of 1940) as a result of their affiliation with various entities, including the Monetta Fund, the Adviser and the Monetta Trust.

<PAGE 14>

The business address for each Director, Trustee and Officer listed below is 1776-A South Naperville Road, Suite 100, Wheaton, IL 60187.

NAME,              POSITION(S)           TERM OF             PRINCIPAL              NUMBER OF          OTHER
ADDRESS AND AGE    HELD WITH             OFFICE AND LENGTH   OCCUPATION(S) DURING   PORTFOLIOS IN FUND DIRECTORSHIPS HELD BY
                   FUND                  OF TIME SERVED      PAST                   COMPLEX OVERSEEN   DIRECTOR
                                                             5 YEARS                BY DIRECTOR

INDEPENDENT DIRECTORS/TRUSTEES:

John L. Guy (50)   Director             1998                Executive Director,      7                 Director, Boys &
                   Trustee              1993                Wachovia Corp.                             Girls Club of
                                                            (formerly First Union                      Chicago.
                                                            Nat'l Bank), Small
                                                            Business Solutions,
                                                            since Nov. 1999;
                                                            President, Heller Small
                                                            Business Lending Corp.
                                                            (formerly Heller First
                                                            Capital Corp.), May
                                                            1995 to Nov. 1999.

Marlene Zielonka   Director             2001                Director of Finance for  7                 None
Hodges             Trustee              2001                Women's Apparel, Sears,
(54)                                                        Roebuck & Co., 1970 to
                                                            Nov. 2001 (retired).
Mark F. Ogan       Director             1988                President, DuPage        7                 Director, JMI-USA,
(60)               Trustee              1993                Management, Ltd., since                    Inc.; Director,
                                                            April 1995.                                Montini Catholic
                                                                                                       High School.





<PAGE 15>

NAME,              POSITION(S)           TERM OF           PRINCIPAL                   NUMBER OF          OTHER
ADDRESS AND AGE    HELD WITH             OFFICE AND LENGTH OCCUPATION(S) DURING        PORTFOLIOS IN FUND DIRECTORSHIPS HELD BY
                   FUND                  OF TIME SERVED    PAST                        COMPLEX OVERSEEN   DIRECTOR
                                                           5 YEARS                     BY DIRECTOR

INSIDE ("INTERESTED") DIRECTORS/TRUSTEES*:

Robert S.          Principal Executive   2002              Chairman, Chief             7                  Wheaton Police
Bacarella*         Officer, Fund and                       Executive Officer and                          Pension Board 1994
(53)               Trust                                   President of Adviser                           to 2001; Lisle
                                                           since April 1997;                              Chamber of Commerce
                   Director and          1985              Chairman and Chief                             Board.
                   President, Fund                         Executive Officer of
                                                           Adviser, 1996 to 1997;
                   Director and          1993              President of Adviser,
                   President, Trust                        1984 to 1996; Director
                                                           of Adviser since 1984.

John W. Bakos*     Director              1985              Division Placement          7                  None
(55)               Trustee               1996              Manager Sears, Roebuck &
                                                           Co. since 1969.


OTHER OFFICERS:


Maria Cesario      Principal                               Chief Financial Officer of  -                 None
DeNicolo           Financial Officer                       Adviser since May 1997;
(54)               and Principal                           Secretary and Treasurer of
                   Accounting Officer,                     Adviser since 1996; Director
                   Fund and Trust        2002              of Adviser since 1995;
                   Chief Financial                         Director of the Fund and
                   Officer,              1998              Trustee of the Trust from
                   Treasurer                               December 3, 2001 through
                      Fund               1993              April 30, 2003.
                      Trust              1994
                   Secretary
                      Fund               1998
                      Trust              1993
                   Director,
                   Fund                  12/01-4/03
                   Trustee, Trust        12/01-4/03



Christina M.       Assistant            1996              Assistant Secretary of      -                  None
Curtis             Secretary                              Adviser since 1996.
(40)

Timothy Detloff    Vice President       1999              Portfolio Manager for the   -                  None
(43)               Assistant                              Fund and the Trust since
                   Treasurer            2000              January 1998. Vice
                                                          President of Adviser
                                                          since 1999.




Mr. Valiant passed away on February 2, 2003. As a result, to insure a majority of Independent Directors and Independent Trustees, Ms. De Nicolo resigned effective April 30, 2003.


<PAGE 16>

None of the Directors or Trustees received or accrued any compensation such as pension or retirement benefits.


The following table sets forth compensation paid by the Monetta Fund and the Monetta Trust to their respective Directors and Trustees during the year ended December 31, 2002:



                                                                               PENSION OR BENEFITS TOTAL COMPENSATION
                                                                            ACCRUE AS PART OF   FROM FUND COMPLEX PAID
NAME OF PERSON, POSITION        AGGREGATE COMPENSATION  AGGREGATE COMPENSATION FUND EXPENSES       TO DIRECTORS
                                FROM FUND               FROM TRUST*
Robert S.
Bacarella, Pres.,
Dir./Trustee(1)                 $0                      $0                     $0                  $0

John W. Bakos,
Director(1)                      750                     750                    0                   1,500

Maria Cesario
De Nicolo,
Treasurer, Sec.
CFO
Dir./Trustee(1)(**)              0                       0                      0                   0

John L. Guy,
Director/Trustee                 1,750                   1,750                  0                   3,500

Mark F. Ogan,
Director/Trustee                 2,500                   2,500                  0                   5,000

William Valiant,
Director/Trustee(***)            1,500                   1,500                  0                   3,000


*The aggregate compensation paid by the Trust to each Trustee is allocated as a percent of Net Assets among each series of the Trust.


**Ms. De Nicolo resigned as Director of the Fund and Trustee of the Trust effective April 30, 2003.



***Mr. Valiant passed away on February 2, 2003.



(1) Directors and/or Trustees who are interested persons, including all employees of the Adviser, receive no compensation from the Fund or the Trust. Compensation reflected above is for the period of January through December 2002 and was paid by the Adviser.


(2) The Monetta Fund Complex consists of the Monetta Fund, Inc. and the series of funds of the Monetta Trust. Neither the Monetta Fund nor the Monetta Trust offers any retirement or deferred compensation benefits to the members of the Boards of Directors.

<PAGE 17>


STANDING COMMITTEES OF THE BOARD OF DIRECTORS/TRUSTEES

AUDIT COMMITTEE

The Fund and Trust have an Audit Committee, which is comprised entirely of independent Directors and Trustees. Mark Ogan and John Guy currently sit on the Audit Committee. The Audit Committee reviews financial statements and other audit-related matters for the Fund and the Trust. The Audit Committee also holds discussions with management and with the independent auditors concerning the scope of the audit and the auditor's independence. The Audit Committee normally meets twice a year and, if necessary, more frequently. The Audit Committee met twice during calendar year 2002.



NOMINATING COMMITTEE
The Nominating Committee was created in 2000 and is comprised entirely of independent Directors and Trustees. Mark Ogan and John Guy currently sit on the Nominating Committee. The Nominating Committee meets as often as deemed appropriate by the members. The Nominating Committee did not meet during calendar year 2002. The Nominating Committee reviews and nominates persons to serve as members of the Board of Directors and Board of Trustees, and reviews and makes recommendations concerning the compensation of the independent Directors and Trustees. The Nominating Committee does not ordinarily consider nominees recommended by shareholders. However, shareholders may propose nominees by writing to the Nominating Committee, in care of the Secretary of the Monetta Fund and Monetta Trust, at 1776-A South Naperville Road, Suite 100, Wheaton, Illinois 60187.



EXECUTIVE COMMITTEE
The Executive Committee, which includes Robert Bacarella, John Bakos and William Valiant (through February 2, 2003), meets between meetings of the Boards and is authorized to exercise all of the Boards' powers. In particular, the Executive Committee meets to review and make recommendations concerning pricing of the Fund's or Trust's portfolio securities when a particular security cannot be properly valued. The Executive Committee met twelve times during calendar year 2002, all via telephone conference.



COMPENSATION COMMITTEE
Neither the Fund nor the Trust has a Compensation Committee.

DIRECTORS' AND TRUSTEES' FUND HOLDINGS

As of December 31, 2002, the Directors and Trustees had invested the following amounts in the Fund, the Trust and in all funds managed by the Adviser. Investments are listed in the following ranges: none, $1-10,000, $10,001-50,000, $50,000-100,000 and over $100,000:



Name                     Monetta Fund                 Monetta Trust                    Total Invested in All Funds*
Robert S.                over $100,000                Select Technology                over $100,000
Bacarella                                               Fund over $100,000
                                                      Mid-Cap
                                                        Fund over $100,000
                                                      Blue Chip Fund
                                                        $10,001-50,000
                                                      Balanced Fund
                                                        $50,000-100,000
                                                      Bond Fund
                                                        over $100,000
                                                      Gov't Money Market
                                                       Fund $10,001-50,000

<PAGE 18>




Name                    Monetta Fund                 Monetta Trust                     Total Invested in All Funds*
John W. Bakos           $10,001-50,000               Select Technology                 $50,001-100,000
                                                       Fund $1-10,000
                                                     Mid-Cap Fund None
                                                     Blue Chip Fund
                                                       $10,001-50,000 Balanced Fund
                                                     None Bond Fund None
                                                     Gov't Money Market
                                                       Fund $1-10,000

Maria Cesario DeNicolo  $10,001-50,000               Select Technology Fund            over $100,000
                                                       $10,001-50,000
                                                     Mid-Cap Fund
                                                       $10,001-50,000
                                                     Blue Chip Fund
                                                       $1-10,000
                                                     Balanced Fund
                                                       $10,001-50,000
                                                     Bond Fund None
                                                     Gov't Money Market
                                                       Fund $1-10,000

John L. Guy             $1-10,000                    Select Technology                 $1-10,000
                                                       Fund None
                                                     Mid-Cap Fund $1-10,000
                                                     Blue Chip Fund None
                                                     Balanced Fund None
                                                     Bond Fund None
                                                     Gov't Money Market
                                                       Fund None

Marlene Zielonka Hodges None                         Select Technology                 None
                                                       Fund None
                                                     Mid-Cap Fund None
                                                     Blue Chip Fund None
                                                     Balanced Fund None
                                                     Bond Fund None
                                                     Gov't Money Market
                                                       Fund None

Mark F. Ogan            $1-10,000                    Select Technology                 $1-10,000
                                                       Fund None
                                                     Mid-Cap Fund $1-10,000
                                                     Blue Chip Fund None
                                                     Balanced Fund None
                                                     Bond Fund None
                                                     Gov't Money Market
                                                       Fund None

William M. Valiant      None                         Select Technology                 over $100,000
                                                       Fund None
                                                     Mid-Cap Fund
                                                       $50,001-100,000
                                                     Blue Chip Fund None
                                                     Balanced Fund
                                                       over $100,000
                                                     Bond Fund
                                                       over $100,000
                                                     Gov't Money Market
                                                       Fund $10,001-50,000


*Total invested in all funds is the aggregate dollar range of investments in all seven funds overseen by each individual Director and Trustee and managed by the Adviser.

<PAGE 19>

No director who is not an interested person of the Funds, nor immediate family members, owns beneficially or of record securities of the Trust's or Fund's investment adviser, principal underwriter, or any person directly or indirectly controlling, controlled by, or under common control with the above listed companies.

DIRECTORS' AND TRUSTEES' AFFILIATIONS AND TRANSACTIONS
None of the independent Directors and Trustees (or their immediate family members) own any securities issued by the Monetta Fund's or Monetta Trust's investment adviser, sub-adviser, principal underwriter, or any company (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the above listed companies. Robert Bacarella, Maria De Nicolo and John Bakos all own shares of the Adviser and are considered inside Directors and Trustees.

None of the independent Directors and Trustees (or their immediate family members) during the last two calendar years have had any direct or indirect interest, the value of which exceeds $60,000, in the Monetta Fund's or Monetta Trust's investment adviser, sub-adviser, principal underwriter, or any company (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the above listed companies.

None of the independent Directors or Trustees (or their immediately family members) have had any material interest in any transaction, or series of transactions, during the last two calendar years, in which the amount exceeds $60,000 and to which any of the following persons was a party: Monetta Fund, Monetta Trust, any series of the Monetta Trust, an officer of the Monetta Fund or the Monetta Trust, any fund or hedge fund managed by the Adviser, or the Monetta Fund's or Monetta Trust's investment adviser, sub-adviser, principal underwriter, or any company (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the above listed companies.

None of the independent Directors or Trustees (or their immediately family members) have had any direct or indirect relationships during the last two years, in which the amount exceeds $60,000 and to which any of the following persons was a party: Monetta Fund, Monetta Trust, any series of the Monetta Trust, an officer of the Monetta Fund or the Monetta Trust, any fund or hedge fund managed by the Adviser, or the Monetta Fund's or Monetta Trust's investment adviser, sub-adviser, principal underwriter, or any company (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the above listed companies.

None of the officers of the Monetta Fund's or Monetta Trust's investment adviser, sub-adviser, principal underwriter, or any company (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the above listed companies have served during the last two years on the board of directors of a company where an independent Director or Trustee (or their immediate family members) served as an officer.

<PAGE 20>


SIGNIFICANT SHAREHOLDERS

At March 31, 2003, the Adviser and the Directors and Officers of the Monetta Fund, as a group, owned 71,294 shares, which represent 1.02% of the issued and outstanding shares of common stock of the Monetta Fund.



Shares of the Trust owned by the Adviser, Trustees and Officers, as of March 31, 2003, were as follows:


                                                                                                 ADVISER
                                                      ADVISER                                TRUSTEES   &  OFFICERS
                                                      SHARES               % OF FUND         SHARES        % OF FUND
Select Technology Fund                                15,487               5.68%              43,164       15.84%
Mid-Cap Fund                                           4,485               0.39%              42,030        3.70%
Blue Chip Fund                                         8,934               2.27%              20,560        5.22%
Balanced Fund                                         23,295               4.84%              37,273        7.74%
Intermediate Bond Fund                                 2,092               0.08%              56,793        2.24%
Government Money Market Fund                           1,326               0.03%             116,197        2.93%



The share ownership for the Trustees and Officers as a group includes the following shares owned by the Adviser over which Mr. Bacarella exercises voting control: 15,487 shares of the Select Technology Fund; 4,485 shares of the Mid-Cap Fund, 8,934 shares of the Blue Chip Fund; 23,295 shares of the Balanced Fund; 2,092 shares of the Intermediate Bond Fund; and 1,326 shares of the Government Money Market Fund. The share ownership for the Trustees and Officers as a group does include the following shares held in a 401(k) Plan for the employees of MFSI for which Mr. Bacarella is the Trustee of the plan and has voting control: 16,456shares of the Monetta Fund; 5,836shares of the Select Technology Fund; 20,977shares of the Mid-Cap Fund; 3,637shares of the Blue Chip Fund; 8,532shares of the Balanced Fund; 258shares of the Intermediate Bond Fund; and 76,785shares of the Government Money Market Fund.


Ownership of a significant percentage of the outstanding shares of the Small-Cap Fund and the Balanced Fund reduces the number of other shares that must be voted in accordance with the Adviser's vote to approve or disapprove any proposal requiring the approval of the Shareholders of the Trust or of the Funds.


The following table sets forth as of March 31, 2003, the name and holdings of each person known by the Funds to be a record owner of more than 5% of the outstanding shares of the respective Fund. Other than as indicated below, the Funds are not aware of any shareholder who beneficially owns more than 25% of the Funds' total outstanding shares.

        Monetta Intermediate Bond Fund:
               National Financial Services Corp   57.8%
               Church Street Station
               P.O. Box 3908
               New York, NY 10008-3908

        Monetta Gov't Money Market Fund:
               Richard-Midway Funeral Home        6.1%
               Profit Sharing Plan
               5749 S. Archer Ave
               Chicago, IL 60638-1617

        Monetta Balanced Fund:
               Lehman Brothers, Inc.              6.1%
               101 Hudson Street, 31{st} Floor
               Jersey City, NJ 07302-3915


<PAGE 21>


SERVICE PROVIDERS

The Funds utilize the services of various providers to conduct the daily activities of the Funds. Each of the service providers described below fulfills a specific function and is necessary to ensure the efficient operation to the Funds.

INVESTMENT ADVISER, SUB-ADVISER AND ADMINISTRATOR
The investment adviser and administrator for the Monetta Fund and Monetta Trust is Monetta Financial Services, Inc., ("MFSI"). Under separate Investment Advisory Agreements, dated December 3, 2001, the Adviser provides various services to the Monetta Fund and Monetta Trust. A description of the responsibilities of the Adviser appears in the "Management" section of the Prospectus.

Robert S. Bacarella owns 76.7% of the outstanding voting stock of the Adviser. John W. Bakos owns 2.2%, and Maria C. De Nicolo owns 1.1% of the outstanding voting stock of the Adviser.


For the services provided to the Funds, the Adviser is paid a monthly fee based on a percentage of the average net assets of each fund. Investment management fees paid by each fund, for the fiscal years ended December 31, 2002, 2001 and 2000, are as follows:

                                    Investment Management Fees

FUND                               2002      2001         2000
Monetta Fund                    $ 616,712 $ 837,848   $1,345,766
Monetta Trust-
   Select Technology Fund          14,788    25,314       38,538
   Mid-Cap Fund                    50,696    78,976      156,411
   Blue Chip Fund                  17,501    31,329       67,464
   Balanced Fund                   21,219    29,640       40,053
   Intermediate Bond Fund         102,700   108,670       78,375
   Government Money Market Fund    10,480    11,253        9,692



Investment management fees waived for the Intermediate Bond Fund and the Government Money Market Fund, for the fiscal years ended December 31, 2002, 2001, and 2000, are as follows:

                                         Waived Fees

FUND                             2002      2001        2000
Intermediate Bond Fund           $ -0-    $14,159     $27,621
Government Money Market Fund      10,480   11,253       9,692



In addition, the Adviser voluntarily reimbursed fund expenses as follows:

                                          Expenses Reimbursed

FUND                             2002        2001       2000
Select Technology Fund         $40,495     $  889     $  -0-
Blue Chip Fund                  37,805        -0-        -0-
Government Money Market Fund    10,383      6,509        150



For the Select Technology Fund and the Blue Chip Fund, expenses reimbursed consisted of transfer and shareholder servicing fees. For the Government Money Market Fund, reimbursed fees consist primarily of state registration fees (since December 3, 2001).


<PAGE 22>

SUB-ADVISER

The investment sub-adviser for the Intermediate Bond Fund, the Government Money Market Fund and the fixed-income portion of the Balanced Fund is Ambassador Capital Management LLC. Under a separate Investment Sub-Advisory Agreement, dated December 3, 2001, with the Adviser, the Sub-Adviser provides investment services for the Intermediate Bond Fund, the Government Money Market Fund and the fixed-income portion of the Balanced Fund. The sub-advisory fee is paid by the Adviser out of its advisory fee. The Sub-Adviser will be paid at the following annual rate:


Fund                              Asset Level               Fee

Monetta Intermediate Bond Fund    In excess of $30 million  0.10%
Monetta Gov't Money Market Fund   In excess of $30 million   (A)
Monetta Balanced Fund             In excess of $30 million  0.10%(B)


(A) Currently, the Adviser voluntarily has elected to waive the advisory fee subject to review and possible termination by the Adviser at the beginning of each quarter. Should the Adviser elect not to waive the fee, the Adviser will pay the Sub-Adviser 20% of the fee charged to the Monetta Government Money Market Fund for net assets in excess on $30 million.



(B) Applies only to the fixed-income portion of the portfolio, which at December 31, 2002 represented approximately 51% of the portfolio.


A description of the Sub-Adviser appears in the "Management" section of the Prospectus.

APPROVAL OF THE ADVISORY AGREEMENTS

On November 9, 2000, the Board of Trustees and the Board of Directors, including all of the Independent Trustees and Independent Directors, approved of the existing Advisory Agreements without any material changes. On February 15 and April 9, 2001, the Board of Trustees and Board of Directors considered the issue of revising the existing Advisory Agreements and the need for shareholder approval through the filing of a proxy statement.

On August 17, 2001, the Board of Trustees and Board of Directors, including all of the Independent Trustees and Independent Directors, reviewed the proposed changes to the Advisory Agreements and the soft dollar and expense ratio impact of a revision to the Advisory Agreements. After thoroughly discussing the proposed changes and the impact the changes would have on the Funds, the Boards approved new Advisory Agreements and called for a special meeting of shareholders to approve the new Advisory Agreements. In their August 17, 2001 meeting, the Boards reviewed materials specifically relating to the existing Advisory Agreements. These materials included:

   (i) information on the investment performance of the Monetta Fund and each series of the Monetta Trust compared against a peer group of funds,
   (ii)  sales and redemption data for the Monetta Fund and Monetta Trust,
   (iii) information concerning the expenses the Monetta Fund and of each series of the Monetta Trust compared against a peer group of funds, and
   (iv)  the Adviser's operations and financial condition.

<PAGE 23>


The Directors and Trustees, including the Independent Directors and Independent Trustees, regularly review, among other issues:

   (i) arrangements in respect of the distribution of the Monetta Fund and Monetta Trust's shares,
   (ii) the allocation of the Fund and the Trust's brokerage, if any, including allocations to brokers affiliated with the Adviser and the use of "soft" commission dollars to pay Fund and Trust expenses and to pay for research and other similar services,
   (iii) the Adviser's management of the relationships with the Monetta Fund and Monetta Trust's third party providers, including custodian and transfer agents,
   (iv) the resources devoted to and the record of compliance with the Monetta Fund and Monetta Trust's investment policies and restrictions and with policies on personal securities transactions, and
   (v) the nature, cost and character of non-investment management services provided by the Adviser and its affiliates.

In their August 17, 2001 meeting, the Boards considered the new Advisory Agreements, including:

   (i) Monetta Financial Services, Inc. did not anticipate any material changes in its operations as a result of the proposed change to the Advisory Agreements;
   (ii) the Fund and each series of the Trust would continue to be managed by the same portfolio managers;
   (iii) the Adviser would remain the same;
   (iv) the proposed changes would allow the Fund and Trust to use soft dollars, when available, to pay for Fund and Trust related expenses, including legal, audit and state registration fees, something the Fund and the Trust could not do at that time;
   (v) the soft dollar balance for the Monetta family of funds (including the Monetta Fund) was expected to be approximately $200,000 by the end of 2001 and this money could not be used for Fund and Trust expenses unless the expenses that may be paid for with soft dollars were obligations of the Fund and the Trust;
   (vi) the possibility that the Fund and Trust's total return may increase as the Adviser's fee is reduced and soft dollars are available to pay for fund expenses; and
   (vii) the advisory agreement would be materially unchanged, except for the reallocation of expenses and increase in fees paid by the Fund and the Trust. The Trustees discussed whether any additional information was needed and concluded that it was not.

In considering both the existing and new Advisory Agreements in the August 2001 meeting, the Board of Directors, Board of Trustees and the Independent Directors and Independent Trustees did not identify any single factor as all-important or controlling. Based on their evaluation of all material factors discussed above and assisted by the advice of independent counsel, the Directors, Trustees and Independent Directors and Independent Trustees concluded that the new Advisory Agreements were fair and reasonable and that they should be approved.

Because the shareholders did not vote on the new advisory agreements until December 3, 2001, in November 2001 the Directors and Trustees, including all of the Independent Directors and Trustees, approved of the existing advisory agreements between the Adviser and both the Fund and the Trust without any material changes. These existing advisory agreements governed the relationship between the Adviser and the Fund and the Trust from November 2001

<PAGE 24>


until December 3, 2001 when the shareholders approved the new advisory agreements considered at the August 2001 Board meeting.

During the November 2001 Board meeting, the Directors and Trustees conducted an in-depth review of the comparative fund data provided to them by the Adviser, as well as profitability of the Adviser with respect to the Funds. The Directors and Trustees paid substantial attention to the comparative performance and expense information for the relevant peer group that each fund was classified in, and the Directors and Trustees discussed the value of such information.

The Directors and Trustees considered the reasonableness of the fees under both advisory agreements. They also reviewed the nature and quality of the investment advisory and administrative services provided under the agreements in relation to the fees. The Directors and Trustees reviewed the Adviser's costs and profits in providing the services with the assistance of a pro forma profitability statement prepared by the Adviser. The Boards asked many questions of the Adviser about its profitability. It was noted that profitability was not excessive. Considering some of the funds low asset levels, the Board reviewed and discussed the various break-even analysis prepared by the Adviser for the respective funds. The Directors and Trustees also discussed the extent to which the Adviser realized economies of scale as the Funds grew larger and shared those benefits with the shareholders.


On January 30, 2003, the Board of Trustees and Board of Directors, including all of the Independent Trustees and Independent Directors, considered the advisory agreements. The Boards noted that because the initial term of each advisory agreement was for two years following the approval by the shareholders of the Funds of the agreements on December 3, 2001, the Boards did not need to formally approve the continuation of the agreements until December 2003. However, the Boards reviewed the advisory agreements as part of their annual duties.

During the January 2003 meeting, the Boards reviewed information specifically relating to the existing advisory agreements. The materials included:

   (i) information on the investment performance of the Monetta Fund and each series of the Monetta Trust compared against a peer group of funds,
   (ii)  sales and redemption data for the Monetta Fund and Monetta Trust,
   (iii) information concerning the expenses the Monetta Fund and of each series of the Monetta Trust compared against a peer group of funds, and
   (iv)  the Adviser's operations and financial condition.

The Boards conducted an in-depth review of the comparative fund data provided to them, as well as the profitability of the Adviser with respect to the Funds. The Boards considered the reasonableness of the fees under both advisory agreements. They also reviewed the nature and quality of the investment advisory and administrative services provided under the agreements in relation to the fees. The Boards paid substantial attention to the comparative performance and expense information for the relevant peer group that each fund was classified in, and the Boards discussed the value of such information. As a result of this review, the Boards determined that no action should be taken to terminate or modify the advisory agreements, and that the agreements would be reviewed for continuation prior to December 3, 2003.


<PAGE 25>


DISTRIBUTOR
Effective May 1, 2002, the shares of each fund are offered for sale on a continuous basis through Quasar Distributors, LLC, ("Distributor"), a registered broker-dealer, pursuant to written Distribution Agreements with the Monetta Fund and the Monetta Trust. Prior to May 1, 2002, the Funds were distributed through Funds Distributor, Inc. The agreements with Quasar are initially for a period of two years and will then continue from year to year, provided such continuance is approved annually (i) by a majority of the Board members or by a majority of the outstanding voting securities of each fund and
(ii) by a majority of the Board members who are not parties to the Agreements or interested persons of any such party. There are no sales commissions or charges directly to shareholders of the Funds. The fees and expenses of the Distributor are paid (i) by each fund series of the Monetta Trust to the extent available within the limits of the Distribution and Service Plan (12b-1 plan) and (ii) to the extent fund assets are not available under the Plan, by the Adviser. For the Monetta Fund, the Adviser pays all the fees and expenses of the Distributor.

As agent, the Distributor offers shares of each fund to investors at net asset value, without sales commissions or other sales load. The Distributor offers the Funds' shares only on a best-efforts basis.


Quasar Distributors, LLC's principal business location is 615 East Michigan Street, Milwaukee, WI 53202.


TRANSFER AGENT AND CUSTODIAN
U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, Wisconsin 53202, acts as the transfer agent and U.S. Bank, N.A., 425 Walnut Street, 6th floor, Cincinnati, Ohio, 45201 is the custodian for the Funds. It is responsible for holding all securities and cash of the Funds, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses of the Funds and performing other administrative duties, all as directed by authorized persons of the Funds. The custodian does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Funds. The Funds have authorized the custodian to deposit certain portfolio securities in central depository systems as permitted under federal law. The Funds may invest in obligations of the custodian and may purchase from, or sell securities to, the custodian.

LEGAL COUNSEL

The legal counsel for the Monetta Fund and the Monetta Trust is D'Ancona & Pflaum LLC, 111 E. Wacker Drive, Suite 2800, Chicago, Illinois 60601.


INDEPENDENT AUDITORS
The independent auditors for the Funds are KPMG LLP, 303 East Wacker Drive, Chicago, Illinois 60601. The independent auditors report on the Funds' annual financial statements, review certain regulatory reports and the Funds' income tax returns and perform other professional accounting, auditing, and tax services when engaged to do so by the Funds.

<PAGE 26>


MONETTA TRUST RULE 12B-1 PLAN

Effective February 1, 1997, the Monetta Trust adopted a Service and Distribution Plan ("12b-1 Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The maximum aggregate amount a fund may pay for service fees and other distribution related expenses, as a percentage of the fund's average net assets, is as follows:

            FUND                          % OF COMPENSATION

      Select Technology Fund                   .0025%
      Mid-Cap Fund                             .0025%
      Blue Chip Fund                           .0025%
      Balanced Fund                            .0025%
      Intermediate Bond Fund                   .0025%
      Government Money Market Fund             .0010%

Any excess fees and or expenses incurred, for such service and distribution activities, may be paid directly by the Adviser. For the Government Money Market Fund, since inception, the Board of Trustees has elected to waive the Distribution and Service (12b-1) Fees. This waiver may be discontinued, however if the Board of Trustees so elects.


The principal types of activities, for which 12b-1 payments have been made and/or incurred, for the Monetta Trust (excluding the Government Money Market
Fund), during the fiscal year ended December 31, 2002, are as follows:



                             Select Technology                    Blue Chip
                                   Fund          Mid-Cap Fund     Fund           Balanced Fund       Bond Fund
Advertising                  $0                  $0               $0             $0                  $0

Printing and mailing of       0                   0                0              0                   0
Prospectus to other than
current shareholder

Compensation to personnel     0                   0                0              0                   0

Compensation to Broker-       588                 936              639            2,614               64,420
Dealers

Compensation to Sales         0                   0                0              0                   0
Personnel

Other -State registration     4,341               5,615            5,020          5,615               5,615
filing fees

Other -Distributor charges    0                   5,624            174            5,033               3,322

Other -Marketing expenses     0                   4,723            0              0                   0


The 12b-1 Plan will continue in effect only so long as it is approved, at least annually, and any material amendment or agreement related thereto is approved by the Trust's Board of Trustees, including those Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or any agreement related to the 12b-1 Plan ("Qualified Trustees") acting in person at a meeting called for that purpose, unless terminated by vote of a majority of the Qualified Trustees, or by vote of a majority of the outstanding voting securities of a fund.

<PAGE 27>



It is the opinion of the Board of Trustees that the 12b-1 Plan is necessary to maintain a flow of subscriptions to offset redemptions and to encourage sales of shares to permit the Funds to reach an economically viable size. Redemptions of mutual fund shares are inevitable. If redemptions are not offset by subscriptions, a fund shrinks in size and its ability to maintain quality shareholder services declines. Eventually, redemptions could cause a fund to become unprofitable. Furthermore, an extended period of significant net redemptions may be detrimental to the orderly management of the portfolio. The offsetting of redemptions through sales efforts benefits shareholders by maintaining the viability of a fund. Additional benefits may accrue from net sales of shares relative to portfolio management and increased shareholder servicing capability. Increased assets enable a fund to further diversify its portfolio, which spreads and reduces investment risk while increasing opportunity. In addition, increased assets enable the establishment and maintenance of a better shareholder servicing staff, which can respond more effectively and promptly to shareholder's inquiries and needs.

CODE OF ETHICS

The Adviser, Sub-Adviser, the Fund and the Trust have Codes of Ethics designed to ensure that the interests of the Funds' shareholders come before the interests of the people who manage the Funds. Among other provisions, the Code of Ethics prohibits portfolio managers and other investment personnel from buying or selling any equity securities or any securities sold in private placements in which the person has, or by reason of the transaction acquires, any direct or indirect beneficial ownership without the prior approval of the Funds' compliance officer.

BROKERAGE ALLOCATION

The Adviser has discretion to select brokers, dealers and market to execute portfolio transactions. The main objective is to seek the best combination of net price and execution for the Funds. When executing transactions for the Funds, the Adviser will consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission. Transactions of the Funds in the over-the-counter market are executed with primary market makers acting as principal except where it is believed that better prices and execution may be obtained otherwise.


All securities transactions, of the Intermediate Bond Fund and the Government Money Market Fund, in 2002, 2001 and 2000, respectively, were executed on a principal basis. That is to say, a mark-up or mark-down was taken by the broker rather than the broker charging a separate commission.



The increase in commission dollars paid in years 2001 and 2002 compared to prior years is primarily due to the higher turnover rate as a result of excessive market volatility, as well as the increased use of electronic trading systems as they relate to over-the-counter trades which historically have been principal trades.


In selecting brokers or dealers to execute particular transactions and in evaluating the best net price and execution available, the Adviser is authorized to consider "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), statistical quotations (specifically the quotations necessary to determine the Funds' asset values) and other information provided to the Funds or the Adviser. The Adviser is also authorized to cause the Funds to pay a broker or dealer who provides such brokerage and research services a commission for executing a

<PAGE 28>


portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. The Adviser must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided, viewed in terms of that particular transaction or in terms of all the accounts over which the Adviser exercises investment discretion. It is possible that certain of the services received by the Adviser attributable to a particular transaction will benefit one or more other accounts for which investment discretion is exercised by the Adviser.

In valuing research services, the Adviser makes a judgment of the usefulness of research and other information provided by a broker to the Adviser in managing the Funds' investment portfolios. In some cases, such information, including data or recommendations concerning particular securities, relates to the specific transaction placed with the broker. In general, however, the research consists of a wide variety of information concerning companies, industries, investment strategy and economic, financial and political conditions and prospects useful to the Adviser in advising the Funds.

The Adviser is the principal source of information and advice to the Funds and is responsible for making and initiating the execution of investment decisions by the Funds. However, the respective Boards recognize that it is important for the Adviser, in performing its responsibilities to the Funds, to continue to receive and evaluate the broad spectrum of economic and financial information that many securities brokers have customarily furnished in connection with brokerage transactions. In compensating brokers for their services, it is in the interest of the Funds to take into account the value of the information received for use in advising the Funds. The extent, if any, to which the obtaining of such information may reduce the expenses of the Adviser in providing management services to the Funds is not determinable. In addition, it is understood by the respective Boards that other clients of the Adviser might also benefit from the information obtained for the Funds, in the same manner that the Funds might also benefit from the information obtained by the Adviser in performing services for others.

Although investment decisions for the Funds are made independently from those for other investment advisory clients of the Adviser, it may develop that the same investment decision is made for a fund and one or more other advisory clients. If a fund and other clients purchase or sell the same class of securities on the same day, the transactions will be allocated as to amount and price in a manner considered equitable to each.


As provided for by Rule 6-07 under Regulation S-X, the Funds may enter into "Directed Brokerage Payment Arrangements". In directed brokerage arrangements, the Funds can use their commission dollars to offset fund-operating expenses such as transfer agent fees, custodial fees, audit and legal fees, and printing of shareholders reports. As of December 31, 2002, arrangements had been made with various brokers, although these arrangements do not necessitate the use of the respective broker. Various fund expenses paid for indirectly through directed brokerage agreements (soft dollars), such as legal, audit, tax, proxy and printing, for the year ended December 31, 2002 are as follows: Monetta Fund, $98,133; Select Technology Fund, $14,051; Mid-Cap Fund, $15,559; Blue Chip Fund, $14,613; Balanced Fund, $12,126; Intermediate Bond Fund, $22,570 and Government Money Market Fund, $7,622.



The Adviser and its affiliates, Officers, Directors and employees may, from time to time, have long or short positions in, and buy or sell, the securities or derivatives of companies held, purchased or sold by the Funds. The Adviser has adopted guidelines to avoid any conflict of interest between the interests of Monetta Trust, Monetta Fund, affiliates, Officers, Trustees, Directors and


<PAGE 29>


employees.   In any situation where the potential for conflict exists,
transactions for the Funds take precedence over any Adviser or affiliate transactions. Guidelines include a restriction on trading in any security which the Adviser knows, or has reason to believe, is being purchased or sold or considered for purchase or sale by a mutual fund until these transactions have been completed or considered abandoned.


For the fiscal years ended December 31, 2002, 2001 and 2000, aggregate brokerage commissions of each fund were as follows:


FUND                                2002         2001          2000

Monetta Fund                      $923,649    $1,371,230    $1,212,055
Monetta Trust-
     Select Technology Fund         12,313        48,294        68,595
     Mid-Cap Fund                   63,345       104,684        69,963
     Blue Chip Fund                 15,025        45,476        22,442
     Balanced Fund                  14,621        27,521        24,599



For the fiscal years ended December 31, 2002, 2001 and 2000, aggregate dollar amounts of transactions involving the payment of commissions by each fund were as follows:
                                  2002             2001              2000
MONETTA FUND

   Agency trades                  $  516,812,510     $595,229,515      $779,007,742
   Principal trades                    8,063,571       76,802,309        77,404,684
     Sub-total                       524,876,081      672,031,824       856,412,426
   Short-term securities             486,939,644      903,815,707       626,413,805
     Total transactions           $1,011,815,725   $1,575,847,531    $1,482,826,231


MONETTA TRUST-
 SELECT TECHNOLOGY FUND           2002             2001              2000
   Agency trades                      $3,969,985      $23,060,172       $43,927,963
   Principal trades                       51,026        1,192,881         2,506,652
     Sub-total                         4,021,011       24,253,053        46,434,615
   Short-term securities               3,350,557       62,099,436        31,900,902
     Total transactions               $7,371,568      $86,352,489       $78,335,517

 MID-CAP FUND                     2002             2001              2000
   Agency trades                     $31,370,471      $59,411,685       $72,595,807
   Principal trades                          -0-        2,700,122         1,275,872
     Sub-total                        31,370,471       62,111,807        73,871,679
   Short-term securities              11,556,809       46,209,260        50,178,276
     Total transactions              $42,927,280     $108,321,067      $124,049,955

BLUE CHIP FUND                    2002             2001              2000
   Agency trades                     $ 9,988,549      $32,521,419       $26,963,875
   Principal trades                          -0-          218,886               -0-
     Sub-total                         9,988,549       32,740,305        26,963,875
   Short-term securities               2,763,026        8,773,421        15,380,230
     Total transactions              $12,751,575      $41,513,726       $42,344,105

BALANCED FUND                     2002             2001              2000
   Agency trades                     $ 9,391,705      $19,242,445       $25,705,040
   Principal trades                          -0-              -0-            45,518
     Sub-total                         9,391,705       19,242,445        25,800,558
   Debt/Short-term securities          9,391,007       16,910,071        20,735,988
     Total transactions              $18,782,712      $36,152,516       $46,536,546



<PAGE 30>


CAPITAL STOCK AND OTHER SECURITIES

MONETTA FUND
The Fund has one class of capital stock, $0.01 par value. Each full share is entitled to one vote and to participate equally in dividends and distributions declared by the Fund (fractional shares have the same rights, proportionally, as full shares). Fund shares are fully paid and non-assessable when issued and have no pre-emptive, conversion or exchange rights. The obligations and liabilities associated with ownership, or shares, in the Fund are limited to the extent of the shareholder's investment in the Fund. Voting rights are non-cumulative so that the holders of more than 50% of the shares voting in any election may, if they so choose, to elect all of the Directors of the Fund.

MONETTA TRUST
Under the terms of the Trust's agreement and Declaration of Trust ("Declaration of Trust"), the Trustees may issue an unlimited number of shares of beneficial interest without par value for each series of shares authorized by the Trustees. All shares issued are fully paid and non-assessable when issued and have no pre-emptive, conversion or exchange rights.

Each fund's shares are entitled to participate pro-rata in any dividends and other distributions declared by the Board of Trustees with respect to shares of that fund. All shares of a fund have equal rights in the event of liquidation of that fund.

Under Massachusetts law, the shareholders of the Trust may, under certain circumstances, be held personally liable for the Trust's obligations. However, the Declaration of Trust disclaims liability of the Shareholders, Trustees and Officers of the Trust for acts or obligations, of any fund, which are binding only on the assets and property of that fund. The Declaration of Trust requires that notice of such disclaimer be given in each agreement, obligation or contract entered into or executed by the Trust of the Board of Trustees.
The Declaration of Trust provides for indemnification out of a fund's assets of all losses and expenses of any fund shareholder held personally liable for the fund's obligations. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is remote, since it is limited to circumstances in which the disclaimer is inoperative and the fund itself is unable to meet its obligations. The risk of a particular fund incurring financial loss as a result of an unsatisfied liability of another fund of the Trust is also believed to be remote since it would also be limited to claims to which the disclaimer did not apply and to circumstances in which the other fund was unable to meet its obligations.

Each share has one vote and fractional shares have fractional votes. As a business trust, the Trust is not required to hold annual shareholder meetings. However, special meetings may be called for purposes such as electing or removing Trustees, changing fundamental investment policies or approving an investment advisory agreement. On any matters submitted to a vote of Shareholders, shares are voted by individual series and not in the aggregate, except when voting in the aggregate is required by the Investment Company Act of 1940 or other applicable laws. Shares of a fund are not entitled to vote on any matter not affecting that fund. All shares of the Trust vote together in the election of Trustees.

The Trustees serve indefinite terms of unlimited duration. The Trustees appoint their own successors, provided that at least two-thirds of the Trustees, after any such appointment, have been elected by the Shareholders. Shareholders may remove a trustee, with or without cause, upon the declaration

<PAGE 31>


in writing or vote of the two-thirds of the outstanding shares of the Trust. A trustee may be removed with or without cause upon the written declaration of a majority of the Trustees.

SHAREHOLDER SERVICES

BUYING AND SELLING SHARES
Detailed information regarding the purchase, redemption and exchange of fund shares is contained in the Funds' Prospectus, which is available free of charge by calling our toll-free number (1-800-MONETTA).

The Funds reserve the right to suspend or postpone redemptions of shares of any fund during any period when (a) trading on the New York Stock Exchange ("NYSE") is restricted, as determined by the Securities and Exchange Commission ("SEC"), or the NYSE is closed for other than customary weekend and holiday closings,
(b) the SEC has by order permitted such suspension or (c) an emergency, as determined by the SEC, exists making disposal of portfolio securities or valuation of net assets of such fund not reasonably practicable.

The Monetta Fund and the Monetta Trust have each elected to be governed by Rule 18f-1, under the 1940 Investment Company Act, pursuant to which it is obligated to redeem shares of each fund solely in cash up to the lesser of $250,000 or 1% of the net asset value of that fund during any 90-day period for any one shareholder. Redemptions in excess of the above amounts will normally be paid in cash but may be paid wholly or partly by a distribution of securities in kind.

VALUATION OF FUNDS' SHARES
Each fund's net asset value is determined on days on which the NYSE is open for trading. The NYSE is regularly closed on Saturdays and Sundays and on New Year's Day, the third Monday in January, the third Monday in February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving and Christmas. If one of these holidays falls on a Saturday or Sunday, the Exchange will be closed on the preceding Friday or the following Monday, respectively.

For purposes of calculating the net asset value per share, the assets of the Funds are valued as follows:


1) VALUATION - Securities for which market quotations are readily available at the time of valuation are valued on that basis. Each security traded on a national stock exchange is valued at its last sale price on that day, and, in the case of securities reported on the NASDAQ National Market System, is valued based on the NASDAQ Offical Closing Price. Listed securities and securities traded on the over-the-counter markets that did not trade on the last business day are valued at the mean between the quoted bid and ask prices. Long-term straight-debt securities for which market quotations are not readily available are valued at a fair value based on valuations provided by pricing services approved by the Boards, which may employ electronic data processing techniques, including a matrix system, to determine valuations. Short-term debt securities for which market quotations are not readily available are valued by use of a matrix prepared by the Adviser based on quotations for comparable securities. Other assets and securities held by a fund for which these valuation methods do not produce a fair value are valued by a method that the Boards believe will determine a fair value.


2) VALUATION OF GOVERNMENT MONEY MARKET FUND - Government Money Market Fund values its portfolio by the "amortized cost method" by which it attempts to maintain its net asset value at $1.00 per share. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to

<PAGE 32>


   maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. Although this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the fund would receive if it sold the instrument. Other assets are valued at a fair value determined in good faith by the Boards. In connection with the Government Money Market Fund's use of amortized cost and the maintenance of the fund's per-share net asset value of $1.00, the Trust has agreed (i) to seek to maintain a dollar-weighted average portfolio maturity appropriate to the fund's objective of maintaining relative stability of principal and not in excess of 90 days, (ii) not to purchase a portfolio instrument with a remaining maturity of greater than thirteen months and (iii) to limit its purchase of portfolio instruments to those instruments that are denominated in U.S. dollars which the Board of Trustees determines represent minimal credit risks and that are of eligible quality as determined by any major rating service as defined under SEC Rule 2a-7 or, in the case of any instrument that is not rated, of comparable quality as determined by the Board of Trustees.


The Trust has established procedures reasonably designed to stabilize the fund's price per share as computed for the purpose of sales and redemptions at $1.00. Those procedures include review of the fund's portfolio holdings by the Board of Trustees at such intervals as it deems appropriate to determine whether the fund's net asset values calculated by using available market quotations or market equivalents deviate from $1.00 per share based on amortized cost. Calculations are made to compare the value of its investments valued at amortized cost with market value. Market values are obtained by using actual quotations provided by market makers, estimates of market value, values from yield data obtained from the Adviser's matrix or values obtained from an independent pricing service. Any such service may value the fund's investments based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers and general market conditions. The service may also employ electronic data processing techniques, a matrix system or both to determine valuations.

In connection with the fund's use of the amortized cost method of portfolio valuation to maintain its net asset value at $1.00 per share, the fund might incur or anticipate an unusual expense, loss, depreciation, gain or appreciation that would affect its net asset value per share or income for a particular period. The extent of any deviation between the fund's net asset value based upon available market quotations or market equivalents and $1.00 per share based on amortized cost, will be examined by the Board of Trustees as it deems appropriate. If such deviation exceeds 1/2 of 1%, the Board of Trustees will promptly consider what action, if any, should be initiated. In the event the Board of Trustees determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, it will take such action as it considers appropriate to eliminate or reduce, to the extent reasonably practicable, such dilution or unfair results. Actions which the Board might take include (i) selling portfolio instruments prior to maturity to realize capital gains or losses (ii) shorten average portfolio maturity (iii) increasing, reducing, or suspending dividends or distributions from capital or capital gains or (iv) redeeming shares in kind. The Board might also establish a net asset value per share by using market values, which may result in a deviation of net asset value from $1.00 per share.

<PAGE 33>


TAXATION OF THE FUNDS

Each fund, since inception has qualified, and intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 (the "Code"), as amended. Such qualification exempts the Funds from federal income taxes to the extent that it distributes substantially all of its net investment income and net realized capital gains to the shareholders.

PERFORMANCE INFORMATION

YIELD
The Balanced Fund and Intermediate Bond Fund may quote yield figures from time to time. Yield is computed by dividing the net investment income per share earned during a 30-day period (using the average number of shares entitled to receive dividends) by the net asset value per share on the last day of the period. The Yield formula provides for semiannual compounding which assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period.

The Yield formula is as follows:

YIELD = 2(((a-b/cd) + 1) - 1)

a = dividends  and  interest  earned  during  the  period   (for  this purpose,
    the fund will recalculate the yield to maturity based on market value of each portfolio security on each business day on which net asset value is calculated);

b = expenses accrued for the period (net of reimbursements);

c = the average daily number of shares outstanding during the period that were entitled to receive dividends;

d = the net asset value of the fund.


The Intermediate Bond Fund's yield for the 30 days ended December 31, 2002, was 3.36%.


CURRENT OR EFFECTIVE YIELD
The Government Money Market Fund may quote a "Current Yield" or "Effective Yield", or both, from time to time. The Current Yield is an annualized yield based on the actual total return for a seven-day period. The Effective Yield is an annualized yield based on a daily compounding of the Current Yield.
These yields are each computed by first determining the "Net Change in Account Value" for a hypothetical account having a share balance of one share at the beginning of a seven-day period ("Beginning Account Value"), excluding capital changes. The Net Change in Account Value will always equal the total dividends declared with respect to the account, assuming a constant net asset value of $1.00.

The Yields are then computed as follows:

Current Yield    = NET CHANGE IN ACCOUNT VALUE X 365
                   ---------------------------   ---
                   Beginning Account Value        7

Effective Yield  = (1 + NET CHANGE IN ACCOUNT VALUE) 365/7 - 1
                   --------------------------------
                   Beginning Account Value


<PAGE 34>


In addition to fluctuations reflecting changes in net income of the fund resulting from changes in income earned on its portfolio securities and in its expenses, the fund's yield also would be affected if the fund were to restrict or supplement its dividends in order to maintain its net asset value at $1.00 (see "Shareholder Information" in the Prospectus and "Valuation of Fund Shares" herein). Portfolio changes resulting from net purchases or net redemptions of fund shares may affect yield. Accordingly, the fund's yield may vary from day to day and the yield stated for a particular past period is not a representation as to its future yield. The fund's yield is not assured, and its principal is not insured, however, the fund will attempt to maintain its net asset value per share at $1.00.


For the seven days ended December 31, 2002, the Government Money Market Fund's current seven-day yield was 0.69% and the effective yield was 0.69%.



PERFORMANCE DATA
From time to time, each fund may give information about its performance by quoting figures in advertisements and sales literature. These performance figures are based on historical results and are not intended to indicate future performance. "Average Annual Total Return" represents the average annual compounded rate of return for the periods presented. Periods of less than one year are not annualized. Average annual total return measures both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of, the underlying investments in the fund's portfolio. Average annual total return is calculated in accordance with the standardized method prescribed by the SEC by determining the average annual compounded rates of return over the periods indicated, that would equate the initial amount invested to the ending redeemable value, according to the following formula:

      ERV = P(1+T)(n)

      P = the amount of an assumed initial investment of $1,000 in fund shares;

      T = average annual total return;

      n = number of years from initial investment to the end of the period

      ERV = ending redeemable value of $1,000 investment held until the end of such period.

This calculation: (i) assumes all dividends and distributions are reinvested at net asset value on the appropriate reinvestment dates, and (ii) deducts all recurring fees, such as advisory fees, charged as expenses to all shareholder accounts.

"Average Annual Total Return After Taxes on Distributions" adjusts the before taxes quotation for the effects of paying the highest individual marginal federal income tax rate on distributions paid by each of the Funds. Average annual total return after-taxes on distributions is calculated in accordance with the standardized method prescribed by the SEC by determining the average annual compounded rates of return over the periods indicated, that would equate the initial amount invested to the ending redeemable value, according to the following formula:

<PAGE 35>

      P(1+T)(n) = ATV(D)

      P = hypothetical initial payment of $1,000

      T = average annual total return (after taxes on distributions)

      n = number of years

      ATV(D) = ending redeemable value, after taxes on fund distributions but not after taxes on sale of fund shares, at the end of the period of a hypothetical $1,000 payment made at the beginning of such period

"Average Annual Total Return After Taxes on Distributions and Sale of Fund Shares" adjusts the after-taxes quotation for the effects of paying the highest individual marginal federal income tax rate on the sale of each fund's shares. Average annual total return after taxes on distributions and sale of fund shares is calculated in accordance with the standardized method prescribed by the SEC by determining the average annual compounded rates of return over the periods indicated, that would equate the initial amount invested to the ending redeemable value, according to the following formula:

      P(1+T)(n) = ATV(DR)

      P = hypothetical initial payment of $1,000

      T = average annual total return (after taxes on distributions and redemption)

      n = number of years

      ATV(DR) = ending redeemable value, after taxes on fund distributions and redemption, at the end of the period of a hypothetical $1,000 payment made at the beginning of such period


ADVERTISING INFORMATION
In advertising and sales literature, a fund may compare its yield and performance with that of other mutual funds, indices or averages of other mutual funds, indices of related financial assets or data and other competing investment and deposit products available from or through other financial institutions. The composition of these indices or averages differs from that of the Funds. Comparison of a fund to an alternative investment should be made with consideration of differences in features and expected performance.

All of the indices and averages used will be obtained from the indicated sources or reporting services, which the Funds believe to be generally accurate. A fund may also note its mention in newspapers, magazines or other media from time to time. However, the Funds assume no responsibility for the accuracy of such data. Newspapers and magazines which might mention a fund include, but are not limited to, the following:

<PAGE 36>


      Business Week                                Los Angeles Times
      Changing Times                               Money
      Chicago Tribune                              Mutual Fund Letter
      Chicago Sun-Times                            Morningstar
      Crain's Chicago Business                     Newsweek
      Consumer Reports                             The New York Times
      Consumer Digest                              Pensions and Investment
      Financial World                              Personal Investor
      Forbes                                       Stanger Reports
      Fortune                                      Time
      Investor's Daily                             USA Today
      Kiplinger's                                  U.S. News and World Report
      L/G No-Load Fund Analyst                     The Wall Street Journal

When a newspaper, magazine, or other publication mentions a fund, such mention may include (i) listings of some or all of the fund's holdings, (ii) descriptions of characteristics of some or all of the securities held by the fund, including price-earnings ratios, earnings, growth rates and other statistical information and comparisons of that information to similar statistics for the securities comprising any of the indices or averages listed above and (iii) descriptions of the fund's or a portfolio manager's economic and market outlook.

A fund's performance is a result of conditions in the securities markets, portfolio management and operating expenses. Although information such as that described above may be useful in reviewing a fund's performance and in providing some basis for comparison with other investment alternatives, it is not necessarily indicative of future performance and should not be used for comparison with other investments using different reinvestment assumptions or time periods.

The Funds may also compare their performances to various stock indices (groups of unmanaged common stocks), including Standard & Poor's 500 Stock Index, the Value Line Composite Average the Russell Indices, the NASDAQ Composite Index, the Dow Jones Industrial Average or to the Consumer Price Index or groups of comparable mutual funds, including rankings determined by Lipper Analytical Services, Inc. (an independent service that monitors the performance of over 1,000 mutual funds), Morningstar, Inc. or that of any another service.

The Funds may also cite its ranking, recognition or other mention by Morningstar. Morningstar's ranking system is based on risk-adjusted total return performance and is expressed in a star-rated format. The risk- adjusted number is computed by subtracting a fund's risk score (which is a function of the fund's monthly return less the 3-month Treasury bill return) from the fund's load-adjusted total return score. This numerical score is then translated into ranking categories, with the top 10% labeled five star, the next 22.5% labeled four star, the next 35% labeled three star, and next 22.5% labeled two star, and the bottom 10% one star. A high ranking reflects either above-average performance or below-average risk or both.

<PAGE 37>


FINANCIAL STATEMENTS

The financial statements for the Fund and Trust, including the Statement of Assets and Liabilities and the Statement of Operations for the fiscal year ended December 31, 2002, and the Statements of Changes in Net Assets for the fiscal years ended December 31, 2002 and 2001, are included in the Monetta Family of Mutual Funds Annual Report to shareholders for the fiscal year ended December 31, 2002. Also included in the Annual Report are the financial highlights for the Fund and the Trust, each such Annual Report is incorporated herein by reference. You may receive copies of the reports without charge by calling 1-800-MONETTA.


APPENDIX I - FIXED INCOME SECURITIES RATINGS

GENERAL RATINGS INFORMATION
A rating by a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the credit-worthiness of an issuer. Consequently, the Adviser believes that the quality of debt securities in which a fund invests should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information or for other reasons. The following is a description of the characteristics of ratings used by Moody's and S&P.

BOND RATINGS

RATINGS BY MOODY'S
Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes are not likely to impair the fundamentally strong position of such bonds.

Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protections may not be as large as in the Aaa Bonds, fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa bonds.

Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

<PAGE 38>


Bonds rated Ba are judged to have speculative elements and their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during future periods of significant economic change. Uncertainty of position characterizes bonds in this class.

Bonds rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract, over any length of time, may be minimal.

Bonds rated Caa are of poor quality. Such issues may be in default or there may be present negative elements with respect to principal or interest.

NOTE: Moody's applies numerical modifiers 1, 2, and 3 in each of these generic rating classifications in its corporate bond rating systems. The modifier 1 indicates that the security ranks in the higher end of its generic rating category.

RATINGS BY STANDARD AND POOR'S
Debt rated AAA has the highest rating available. Ability to pay interest and repay principal is extremely strong.

Debt rated AA has a very strong ability to pay interest and repay principal and differs only minimally from the highest rated issues.

Debt rated A has a strong ability to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in economic conditions than debt in higher rated categories.

Debt rated BBB is regarded as having an adequate ability to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions are more likely to lead to a weakened ability to pay interest and repay principal for debt in this category than for debt in higher rated categories.

Bonds rated BB, B, and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties and major risk exposures to adverse conditions.

NOTE: These ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

<PAGE 39>


COMMERCIAL PAPER RATINGS

RATINGS BY MOODY'S
The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following:

(1)  evaluation of the management of the issuer;

(2) economic evaluation of the issuer's industry or industries and an appraisal of speculative type risks which may be inherent in certain areas;

(3) evaluation of the issuer's products in relation to competition and customer acceptance;

(4)  liquidity;

(5)  amount and quality of long-term debt;

(6)  trend of earnings over a period of ten years;

(7) financial strength of a parent company and the relationships which exist with the issuer;

(8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

These factors are all considered in determining whether the commercial paper is rated P-2 or P-3.

RATINGS BY STANDARD & POOR'S
The rating A-1+ is the highest, and A-1 the second highest, commercial paper rating assigned by S&P. Paper rated A-1+ must have either the direct credit support of an issuer or guarantor that possesses excellent long-term operating and financial strengths combined with strong liquidity characteristics (typically, such issuers or guarantors would display credit quality characteristics which would warrant a senior bond rating of AA or higher) or the direct credit support of an issuer or guarantor that possesses above average long-term fundamental operating and financing capabilities combined with ongoing excellent liquidity characteristics.

Paper rated A-1 must have the following characteristics:

1)   liquidity ratios are adequate to meet cash requirements,

2)   long-term senior debt is rated A or better,

3)   the issuer has access to at least two additional channels of borrowing,

4) basic earnings and cash flow have an upward trend with allowances made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry and the reliability and quality of management are unquestioned.

Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-2 or A-3.


<PAGE 40><PLAINTEXT>

Monetta Family
of Mutual Funds

No-Load






Monetta Fund

Monetta Trust

  Select Technology Fund                      [PHOTO APPEARS HERE]
    (Formerly Small-Cap Fund)

  Mid-Cap Equity Fund

  Blue Chip Fund
    (Formerly Large-Cap Fund)

  Balanced Fund

  Intermediate Bond Fund

  Government Money                             Annual Report
     Market Fund
                                               December 31, 2002






1-800-MONETTA
  www.monetta.com

                                TABLE OF CONTENTS

Performance Highlights
   Monetta Fund .....................................  4
   Monetta Select Technology Fund ...................  5
   Monetta Mid-Cap Equity Fund ......................  6
   Monetta Blue Chip Fund ...........................  7
   Monetta Balanced Fund ............................  8
   Monetta Intermediate Bond Fund ...................  9
   Monetta Government Money Market Fund ............. 10

Schedule of Investments
   Monetta Fund ..................................... 11
   Monetta Select Technology Fund ................... 13
   Monetta Mid-Cap Equity Fund ...................... 14
   Monetta Blue Chip Fund ........................... 16
   Monetta Balanced Fund ............................ 17
   Monetta Intermediate Bond Fund ................... 20
   Monetta Government Money Market Fund ............. 22

Financial Statements
   Statements of Assets & Liabilities ............... 24
   Statements of Operations ......................... 25
   Statements of Changes in Net Assets .............. 26
   Notes to Financial Statements .................... 28

Independent Auditors' Report ........................ 36

Directors/Trustees .................................. 37

Footnote: Past performance is no guarantee of future results. The principal value and return on your investment will fluctuate and, on redemption, may be worth more or less than your original cost. Historically, small company stocks and mid-cap company stocks have been more volatile than large company stocks, including the increased risk of price fluctuations. An investment in the Government Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government Agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Excluding the Government Money Market Fund, the Monetta Funds, at the discretion of the Portfolio Manager, may invest in Initial Public Offerings (IPO's) which may significantly impact their performance. Due to the speculative nature of IPO's, there can be no assurance that IPO participation will continue and that IPO's will have a positive effect on Funds' performance. For the year ended December 31, 2002, none of the Funds participated in IPO's.

References to individual securities are the views of the Advisor at the date of this report and are subject to change. References are not a recommendation to buy or sell any security. Fund holdings are subject to change.

Participation in a dollar cost averaging plan does not assure a profit and does not protect against a loss in declining markets.

Since indices are unmanaged, it is not possible to invest in them.

Sources for performance data include Lipper Analytical Services, Inc., Bloomberg L.P. and Frank Russell Company.

This report must be preceded or accompanied by a Prospectus. The Prospectus contains more complete information about the Monetta Funds, including risks, fees and expenses. Read it carefully before you invest or send money.

Opinions expressed are those of the fund managers and are not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Distributor: Quasar Distributors, LLC 02/03

Dear Fellow Shareholders:                                       January 21, 2003

The stock market suffered its worst yearly performance in 25 years and third consecutive down year. The average diversified equity mutual fund last year declined approximately 22%. Funds that emphasized growth stocks were particularly hard hit, with average losses exceeding 28%. The worst performing fund sector was concentrated in technology stocks, which plummeted 43%, on average.

On the other hand, fixed income investments posted positive results last year as the average long-term bond fund was up approximately 8%. This was the third year in a row that bonds posted gains, as short-term interest rates fell to their lowest levels in decades.

Last year can best be described as a crisis of confidence with respect to the financial markets. The willingness of consumers to keep spending was the only engine of economic growth. We are at the point now where we need increased capital spending to reenergize the economy, as consumer spending will likely slow.

The disparity between stock and bond returns over the past few years was the winding down of the longest business expansion on record (1990's). The slowdown in business spending resulted in layoffs, capital restructuring and lower earnings expectations. Although it appears that the economy has stabilized, the longer-term outlook remains cloudy.

Many financial experts suggest trimming fixed income exposure, especially in the long-term bond market. Expectations are for an average return of 4%, by investing primarily in the short to intermediate bond sector. At the same time, there is very little interest in the stock market, as concerns over economic growth, valuation and geopolitical risk remain.

Despite the considerable uncertainties over economic growth and possible war with Iraq, we believe stocks are attractive and should move higher when the economy improves. The areas we find most attractive include the technology and financial sectors.

No doubt last year had many investment challenges but with challenges come opportunities for growth. We look forward to an improving business environment in 2003 and thank you for your continued support.


Sincerely,

/s/ Robert S. Bacarella                     /s/ Timothy R. Detloff
-----------------------                     -----------------------
Robert S. Bacarella                         Timothy R. Detloff, CPA
President/Founder and                       Vice President and
Portfolio Manager                           Portfolio Manager

--------------------------------------------------------------------------------
Monetta Fund                                               Period ended 12/31/02
--------------------------------------------------------------------------------

Investment Objective:       Market Capitalization:            Total Net  Assets:
---------------------       ----------------------            ------------------
Capital Appreciation        $53.7 billion                          $56.4 million
--------------------------------------------------------------------------------

PERFORMANCE:              Average Annual Total Return
-----------
                          1 Year     5 Year    10 Year
                          ------     ------    -------
Monetta Fund            - 15.27%   - 4.94%       1.85%
Russell 2000*           - 20.48%   - 1.36%       7.16%
Russell 2000 Growth*    - 30.26%   - 6.59%       2.62%
Russell 3000 Growth*    - 28.04%   - 4.11%       6.30%

[Mountain Chart Appears Here]


Date         Monetta Fund        Russell 2000 Index             Russell 2000 Growth         Russell 3000 Growth
  12/92              10,000                      10,000                         10,000                      10,000
   3/93               9,337                      10,427                          9,821                       9,910
   6/93               9,349                      10,655                         10,103                       9,787
   9/93              10,137                      11,587                         11,046                       9,994
  12/93              10,049                      11,891                         11,336                      10,369
   3/94               9,784                      11,575                         10,875                       9,915
   6/94               9,253                      11,124                         10,192                       9,767
   9/94               9,905                      11,897                         11,143                      10,535
  12/94               9,425                      11,674                         11,061                      10,598
   3/95              10,333                      12,212                         11,667                      11,564
   6/95              11,047                      13,357                         12,824                      12,703
   9/95              12,424                      14,676                         14,283                      13,885
  12/95              12,066                      14,994                         14,494                      14,473
   3/96              12,252                      15,759                         15,326                      15,256
   6/96              12,631                      16,548                         16,222                      16,218
   9/96              12,609                      16,604                         16,083                      16,727
  12/96              12,261                      17,468                         16,126                      17,640
   3/97              11,371                      16,564                         14,435                      17,546
   6/97              13,708                      19,249                         16,969                      20,843
   9/97              16,449                      22,114                         19,840                      22,599
  12/97              15,472                      21,373                         18,214                      22,710
   3/98              17,173                      23,523                         20,378                      26,079
   6/98              15,633                      22,427                         19,208                      27,011
   9/98              11,959                      17,908                         14,913                      24,240
  12/98              14,074                      20,828                         18,438                      30,662
   3/99              12,493                      19,700                         18,128                      32,428
   6/99              14,300                      22,763                         20,801                      33,920
   9/99              14,468                      21,324                         19,779                      32,644
  12/99              21,364                      25,256                         26,383                      41,034
   3/00              25,400                      27,045                         28,832                      44,027
   6/00              24,561                      26,022                         26,707                      42,691
   9/00              23,066                      26,310                         25,646                      40,435
  12/00              17,950                      24,492                         20,466                      31,835
   3/01              14,688                      22,898                         17,355                      25,308
   6/01              15,998                      26,169                         20,474                      27,619
   9/01              12,402                      20,729                         14,725                      22,091
  12/01              14,169                      25,100                         18,577                      25,587
   3/02              13,849                      26,099                         18,213                      24,937
   6/02              13,011                      23,920                         15,354                      20,331
   9/02              11,930                      18,801                         12,049                      17,181
  12/02              12,006                      19,959                         12,954                      18,414

Monetta                 $12,006
Russell 2000 Index      $19,959
Russell 2000 Growth     $12,954
Russell 3000 Growth     $18,414

*Source Frank Russell Company

Past performance is no guarantee of future results. The principal value and return on your investment will fluctuate and, on redemption, may be worth more or less than your original cost. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes. The hypothetical graph to the right compares the change in value of a $10,000 investment in the Monetta Fund and the Russell 2000 Stock and Growth indices, with dividend and capital gains reinvested. The Russell 2000 Stock and Growth Indices are broad measures representative of Small-Cap companies. Please refer to footnote at bottom of Page 2.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION:
--------------------------------------------------------------------------------

[Pie Chart Appears Here]

Oil & Gas/Services            7.2%
Software                      6.0%
Home Builders                 5.8%
Healthcare-Products/Services  5.6%
Banks                         5.0%
Semiconductors                5.0%
Savings & Loans               4.0%
Retail                        2.8%
All Other Industries          7.6%
(A)                          51.0%


(A) Short-term investments net of other assets and liabilities


TOP 5 EQUITY HOLDINGS:                % of Net Assets
                                      ---------------
Microsoft Corp.                               4.58%
Wachovia Corp.                                3.23%
AutoZone, Inc.                                2.76%
New York Community Bancorp, Inc.              2.56%
Henry Schein, Inc.                            2.55%
                                             ------
Total Top 5 Holdings                         15.68%
                                             ------

--------------------------------------------------------------------------------
COMMENTARY
--------------------------------------------------------------------------------
The Monetta Fund posted a return of negative 15.27% during 2002, well ahead of the Russell 2000 Growth Index return of negative 30.26%. In addition, the Fund outperformed the S&P 500 Index and the NASDAQ Composite returns of negative 23.36% and 31.53%, respectively.

While we were not pleased with a negative return, the fund has performed very well versus its peer group, especially over the past 3 years. For the One, Three, Five and Ten-year periods, ended December 31, 2002, the fund ranked 25th out of 498 funds, 134th out of 340 funds and 156th out of 222 funds and 57th out of 63 funds, respectively in the Lipper* Mid-Cap Growth category.
We continue to aggressively manage the fund to minimize losses and protect principal, which has resulted in unusually high portfolio turnover. Due to the current market conditions, we expect to continue this active approach for the near future.

The severity of the market decline, coupled with our sell discipline and lack of attractive investment prospects, created an unusual market condition which resulted in a large cash position of 47% at year-end. To find attractive investment opportunities in companies regardless of their size, the Fund removed all market capitalization restrictions, as reported to you in the Prospectus Supplement dated January 1, 2003. As we return to normal market conditions, the equity exposure in the Fund will increase accordingly.

The Fund had a number of stocks which performed reasonably well in 2002. In the technology sector, the winners included Linear Technology Corp. and Maxim Integrated Products, representing 1.5% and 0.9% of net assets, respectively. Both of these companies manufacture high performance analog circuits, an area of technology with high entry barriers, which allowed these companies to continue to command high pricing. Unfortunately, some of the losers were Oracle, representing 1.37% of net assets at year-end, and Intel. Although Intel and Oracle were sold in 2002, we repurchased Oracle, as we believe their fortunes will improve in 2003 as we anticipate businesses will increase their software expenditures.

We believe that the economy is beginning to show some signs of life, which may present more investment opportunities than were present over the past few years.

*Lipper Analytical Services, Inc. is an independent mutual fund research and rating service. Each Lipper average represents a universe of Funds with similar investment objectives. Ranking for the periods are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges.

Monetta Select Technology Fund (Formerly Small-Cap Fund) Period ended 12/31/02
--------------------------------------------------------------------------------

Investment Objective:        Market Capitalization:            Total Net Assets:
---------------------        ----------------------            -----------------
Capital Appreciation         $57.4 billion                          $1.5 million
--------------------------------------------------------------------------------

PERFORMANCE:                Average Annual Total Return
------------

                                                             Since Inception
                                                             ----------------
                                           1 Year    5 Year      2/1/97
                                           ------    ------      ------
Monetta Select Technology Fund            -48.13%   -12.32%     -4.48%
Merrill Lynch 100 Technology Index*       -41.49%    -1.20%      0.23%
S&P 500*                                  -22.09%    -0.58%      3.41%

[Mountain Chart Appears Here]


      Date   Select Tech      Merrill Lynch 100 Tech          S&P 500
     12/96        10,000                      10,000           10,000
      3/97         9,490                       8,579            9,631
      6/97        11,820                       9,972           11,311
      9/97        15,089                      12,158           12,158
     12/97        14,716                      10,770           12,507
      3/98        15,956                      12,454           14,250
      6/98        15,317                      13,049           14,723
      9/98        12,237                      11,609           13,263
     12/98        14,278                      17,218           16,102
      3/99        13,223                      19,164           16,904
      6/99        15,930                      23,253           18,096
      9/99        16,057                      24,625           16,967
     12/99        23,260                      40,114           19,490
      3/00        26,191                      48,980           19,936
      6/00        23,347                      43,847           19,406
      9/00        24,327                      42,215           19,217
     12/00        18,902                      25,646           17,715
   	3/01		15,712                      17,965           15,615
      6/01		16,977                      20,751           16,529
      9/01        12,676                      12,268           14,104
     12/01        14,679                      17,326           15,611
      3/02        12,747                      16,812           15,640
      6/02         8,714                      11,671           13,546
      9/02         6,346                       8,001           11,207
     12/02         7,615                      10,137           12,151

Select Tech                   $ 7,615
Merrill Lynch 100 Tech        $10,137
S&P 500                       $12,151

*Source Bloomberg L.P. and Lipper Analytical Services, Inc.

Past performance is no guarantee of future results. The principal value and return on your investment will fluctuate and, on redemption, may be worth more or less than your original cost. The hypothetical graph to the right compares the change in value of a $10,000 investment in the Monetta Select Technology Fund, the Merrill Lynch 100 Technology Index and the S&P 500 Index with dividends and capital gains reinvested. Since the Russell 2000 Stock and the Russell 2000 Growth Indices are no longer appropriate indices, they are no longer reflected on the graph. Had they been reflected, the value of a $10,000 investment from inception to December 31, 2002, for the Russell 2000 Stock and Growth Indices, would have been $11,204 and $7,837, respectively. Please refer to footnote at bottom of Page 2.

PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

[Pie Chart Appears Here]

Telecommunications                              17.5%
Software                                        17.4%
Semiconductor Components-Electronic             16.4%
Internet                                        13.6%
Computers                                       12.7%
Semiconductor Components-Integrated Circuits     8.1%
Semiconductor Equipment                          5.8%
All Other Industries                             5.7%
(A)                                              2.8%


(A) Short-term investments net of other assets and liabilities.



TOP 5 EQUITY HOLDINGS:
--------------------------------------------------------------------------------

                               % of Net Assets
                               ---------------
Microsoft Corp.                          8.13%
Dell Computer Corp.                      5.48%
Cisco Systems, Inc.                      5.37%
Int'l Business Machines Corp.            5.30%
KLA-Tencor Corp.                         4.83%
                                        ------
Total Top 5 Holdings                    29.11%
                                        ------

COMMENTARY
--------------------------------------------------------------------------------
The Monetta Select Technology Fund posted a return of negative 48.13% during 2002. The major technology based indices, which include the Inter@ctive Internet, Merrill Lynch 100 Technology, and Goldman Sachs Technology, declined 43.14%, 41.49% and 40.43%, respectively, for the same period.

The underperformance versus our benchmarks in 2002 was due to a poor showing in the first quarter of 2002, where the Fund lagged the Merrill Lynch 100 Technology and Goldman Sachs Technology Indexes by 10.26% and 5.90% respectively. Compared to the Fund, these indices had a higher weighting of large technology stocks, which performed better in the early technology sell off of 2002.

Despite a strong fourth quarter, the technology sector had an extremely disappointing year. We believe that stocks were under pressure because their business fundamentals were deteriorating. Revenue and/or earnings growth have been very difficult to come by in this sector over the past few years, and thus the stocks have performed poorly.

On a positive note, we saw earnings and revenues begin to stabilize in the third quarter of 2002, and early indications are that the fourth quarter will continue this trend. We believe this is why the technology indices were up in general over 20% in the fourth quarter. The market is beginning to discount the better news.

The technology industry is a dynamic sector characterized by extremes in both stock price movements and business fundamentals. Therefore, we have taken the approach to invest primarily in the leading companies within each of the technology sector subgroups.

We firmly believe that if the technology sector begins to demonstrate revenue and earnings growth in 2003, the stocks will do quite well. The tremendous leaps in productivity that have occurred over the last 15 years are due in large part to the technology revolution. If you believe that technology will continue to power our economy going forward, then we believe now is the time to invest in this dynamic sector of the economy. We hope to report to you continued progress in this sector in 2003.

Monetta Mid-Cap Equity Fund                                Period ended 12/31/02

Investment Objective:         Market Capitalization:           Total Net Assets:
---------------------         ----------------------           -----------------
Capital Appreciation          $6.5 billion                          $5.5 million
--------------------------------------------------------------------------------

PERFORMANCE:                         Average Annual Total Return
-----------
                                                                 Since Inception
                                  1 Year          5 Year             3/1/93
                                  ------          ------             ------
Monetta Mid-Cap Equity Fund       -27.29%         -11.27%                4.34%
S&P 400 Mid-Cap Index*            -14.51%           6.41%               12.19%

*Source Lipper Analytical Services, Inc.

[MOUNTAIN CHART APPEARS HERE]

Date                       MidCap       S&P 400
    3/1/93                   10,000           10,000
      3/93                   11,670           10,186
      6/93                   11,880           10,423
      9/93                   13,120           10,948
     12/93                   13,540           11,239
      3/94                   13,475           10,812
      6/94                   13,109           10,417
      9/94                   13,887           11,122
     12/94                   13,835           10,835
      3/95                   14,832           11,712
      6/95                   16,533           12,745
      9/95                   17,600           13,989
     12/95                   17,230           14,189
      3/96                   18,714           15,063
      6/96                   19,103           15,497
      9/96                   19,852           15,948
     12/96                   21,398           16,914
      3/97                   21,310           16,662
      6/97                   24,272           19,111
      9/97                   27,756           22,184
     12/97                   27,633           22,369
      3/98                   30,234           24,831
      6/98                   29,348           24,300
      9/98                   22,909           20,784
     12/98                   27,395           26,643
      3/99                   27,132           24,943
      6/99                   30,623           28,472
      9/99                   29,068           26,081
     12/99                   42,017           30,564
      3/00                   50,959           34,442
      6/00                   48,253           33,306
      9/00                   50,608           37,352
     12/00                   36,685           35,914
      3/01		           21,637           32,046
      6/01 		           26,144           36,264
      9/01	  		     19,273           30,255
     12/01			     20,889           35,695
      3/02			     20,325           38,093
      6/02			     17,758           34,547
      9/02			     14,625           28,833
     12/02			     15,188           30,514

Midcap     $15,188
S&P 400    $30,514

Past performance is no guarantee of future results. The principal value and return on your investment will fluctuate and, on redemption, may be worth more or less than your original cost. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes. The hypothetical graph above to the right compares the change in value of a $10,000 investment in the Monetta Mid-Cap Equity Fund to the S&P 400. The S&P 400 Index is a broad measure representative of the general market. Please refer to footnote at bottom of Page 2.



PORTFOLIO COMPOSITION
            [PIE CHART APPEARS HERE]

(A)                                         7.5%
Semiconductors                             14.1%
Oil&Gas/Services                           11.2%
Miscellaneous                               8.2%
Software                                    7.8%
Retail                                      7.6%
Internet                                    6.9%
Healthcare-Services                         4.8%
Banks                                       4.6%
Savings & Loans                             4.5%
All Other Industries                       22.8%

(A) Short-term investments net of other assets and liabilities.

TOP 5 EQUITY HOLDINGS:

                                 % of Net Assets
                                 ---------------
Int'l Game Technology Co.                  2.74%
Halliburton Co.                            2.70%
Wellpoint Health Networks, Inc.            2.57%
Cabot Microelectronics Corp.               2.56%
Paychex, Inc.                              2.52%
                                          ------
Total Top 5 Holdings                      13.09%
                                          ------

COMMENTARY

The Monetta Mid-Cap Equity Fund declined 27.29% for the year ended December 31, 2002. The Fund exceeded the average return of the Lipper Mid-Cap Growth fund category, which declined 28.47% but lagged the S&P Mid-Cap 400 Index, which was down 14.51%. The Fund's performance variance to the index was primarily due to the Fund's under weightings in the financial and biotechnology sectors.

The Fund basically tracked the relative performance of the Lipper Mid-Cap Growth investment portfolios. The Fund remained fully invested throughout the year and was adequately diversified within industry sectors. The largest sector weightings were in the technology and financial groups, which represented 37.8% and 11.6% of the net portfolio value at year-end.

The best performing holdings last year included Halliburton Co. and Sealed Air Corp., which benefited from the asbestos related settlements; and KLA-Tencor Corporation, a semiconductor equipment company, representing 2.7%, 0.0% and 1.9% respectively of year-end net asset value. The worst performing securities were primarily in the technology sector as a result of lackluster earnings growth and skepticism that the outlook would improve soon.

The extreme market volatility triggered sell disciplines resulting in a constant rebalancing of the portfolio thereby increasing the Fund's turnover compared to the prior year. As emphasized before, this is an aggressive growth portfolio where we seek returns primarily from earnings growth and earnings multiple expansion. We tend to own strong business franchises that may perform better in an improving economic environment. As economic conditions improve and the geopolitical issues are resolved, we expect good relative fund performance.

We appreciate the investment of your hard earned savings in this fund. Bear markets are painful but historically have been great long-term investment opportunities. Thank you for your continued support and we look forward to justifying your confidence.

Monetta Blue Chip Fund (Formerly Large-Cap Fund)           Period ended 12/31/02

Investment Objective:       Market Capitalization:             Total Net Assets:
---------------------       ----------------------             -----------------
Capital Appreciation        $110.3 billion                          $1.9 million
--------------------------------------------------------------------------------

PERFORMANCE:                                Average Annual Total Return
------------
                                                        Since Inception
                                                        ---------------
                                  1 Year     5 Year         9/1/95
                                  ------     ------         ------
Monetta Blue Chip Fund           -30.55%    -14.51%         -3.26%
S&P 500 Index*                   -22.09%     -0.58%          8.01%

*Source Lipper Analytical Services, Inc.

[MOUNTAIN CHART APPEARS HERE]


Date        Blue Chip Fund      S&P 500
9/95                 10,000           10,482
12/95                10,574           11,105
3/96                 11,344           11,701
6/96                 11,923           12,225
9/96                 12,864           12,603
12/96                13,555           13,653
3/97                 13,842           14,020
6/97                 15,621           16,465
9/97                 17,333           17,699
12/97                17,167           18,207
3/98                 18,413           20,745
6/98                 18,008           21,433
9/98                 14,165           19,307
12/98                18,716           23,441
3/99                 21,543           24,608
6/99                 22,880           26,343
9/99                 22,366           24,699
12/99                28,820           28,372
3/00                 31,838           29,022
6/00                 30,259           28,250
9/00                 30,029           27,976
12/00                24,512           25,788
3/01                 13,555           22,732
6/01                 14,260           24,062
9/01                  9,898           20,532
12/01                11,291           22,725
3/02                 10,618           22,768
6/02                  8,834           19,719
9/02                  7,320           16,314
12/02                 7,842           17,689

BlueChip Fund    $7,842
S&P 500         $17,689

Past performance is no guarantee of future results. The principal value and return on your i nvestment will fluctuate and, on redemption, may be worth more or less than you r original cost. The hypothetical graph above to the right compares the cha nge in value of a $10,000 investment in the Monetta Blue Chip Fund to the S&P 500 Index. The S&P 500 Index is a broad measure representative of Large-Cap com panies. Please refer to footnote at bottom of Page 2.

PORTFOLIO COMPOSITION

             [PIE CHART APPEARS HERE]

Diversified Financial Services               20.7%
Software                                     14.7%
Telecommunications                           12.4%
Healthcare-Products                           8.7%
Pharmaceuticals                               4.9%
Beverages                                     4.7%
Computers                                     4.3%
Media                                         4.1%
Retail                                        4.1%
All Other Industries                         13.5%
(A)                                           7.9%

(A) Short-term investments net of other assets and liabilities.

TOP 5 EQUITY HOLDINGS:

                                  % of Net Assets
                                  ---------------
Oracle Corp.                                5.77%
Johnson & Johnson Co.                       5.74%
Citigroup, Inc.                             5.64%
Microsoft Corp.                             4.98%
Pfizer, Inc.                                4.90%
                                           ------
Total Top 5 Holdings                       27.03%
                                           ------

COMMENTARY

The Monetta Blue Chip Fund declined 30.55% for the year ended December 31, 2002. This compares to a negative 28.63% return of the average Lipper Large-Cap Growth fund category and a 22.09% decline of the S&P 500 Stock Index. Fund performance was primarily driven by the poor returns of its technology holdings which include Intel Corporation, Cisco Systems, Inc., Microsoft Corporation and Oracle Corporation, representing 3.3%, 4.9%, 5.0% and 5.8%, respectively, of net assets at year-end.

Although the portfolio was diversified within industry sectors and concentrated in the industry leaders, valuations plummeted as a result of disappointing economic news and ongoing geopolitical worries.

Throughout the year the Fund remained fully invested. We attempted to overweight certain industry sectors around core positions, which did improve overall performance that in turn increased the Fund's turnover compared to the prior year. However, these sector shifts were not enough to offset the declines in the Fund's core holdings.

Some of the best performing securities last year included United Healthcare Group Inc., Morgan Stanley Corp. and AutoZone, Inc. These securities were sold, and profits realized. Some of the worst performers included General Electric Company, Citigroup, Inc. and Pfizer, Inc., representing 2.6%, 5.6% and 4.9%, respectively, of net assets at year-end.

Although investment returns were disappointing, we believe the Fund's current industry weightings and solid growth stock emphasis is the right approach for this economic environment and market. Our conviction in the long-term growth prospects of each holding is based on their solid financial strength and industry dominance. We believe that as economic prospects improve and the geopolitical issues subside these industry leaders will be the first to lead the market out of its bearish trend.

The last few years have been punishing for growth stock funds like this - the market took no prisoners. Our stocks are valued cheaply against the growth we expect and therefore we look forward to a change in market sentiment that favors the growth stock sector.

Thank you for your continued support during these difficult times. We look forward to an improving market environment and return to a strong absolute returns.

Monetta Balanced Fund                                      Period ended 12/31/02

Investment Objective:          Market Capitalization:    Average Maturity:
---------------------          ----------------------    -----------------
Capital Appreciation/Income    $96.2 billion             6.6 Years
-------------------------------------------------------------------------------
Total Net Assets:
-----------------
$4.3 million
-------------------------------------------------------------------------------

PERFORMANCE:                           Average Annual Total Return
------------                    ----------------------------------
                                                   Since Inception
                                                   ---------------
                                 1 Year      5 Year    9/1/95
                                --------    -------    ------
Monetta Balanced Fund           - 14.28%    - 1.11%     5.99%
S&P 500 Index*                  - 22.09%    - 0.58%     8.01%
Lehman Bros. Gov't/Credit
   Bond Index*                    11.04%      7.62%     7.71%

*Source Lipper Analytical Services, Inc.

[MOUNTAIN CHART APPEARS HERE]


Date                   Balanced         S&P 500           Lehman Corp/Govt
      9/95                    10,000          10,482                  10,000
     12/95                    10,616          11,105                  10,573
      3/96                    11,131          11,701                  10,326
      6/96                    11,913          12,225                  10,374
      9/96                    12,547          12,603                  10,557
     12/96                    13,369          13,653                  10,880
      3/97                    13,358          14,020                  10,786
      6/97                    14,642          16,465                  11,179
      9/97                    16,431          17,699                  11,570
     12/97                    16,205          18,207                  11,941
      3/98                    17,321          20,745                  12,123
      6/98                    16,923          21,433                  12,351
      9/98                    15,004          19,307                  12,962
     12/98                    17,602          23,441                  12,979
      3/99                    18,952          24,608                  12,823
      6/99                    19,782          26,343                  12,682
      9/99                    19,353          24,699                  12,751
     12/99                    22,814          28,372                  12,698
      3/00                    24,609          29,022                  13,040
      6/00                    24,018          28,250                  13,229
      9/00                    24,833          27,976                  13,609
     12/00                    21,639          25,788                  14,204
      3/01                    17,500          22,732                  14,658
      6/01                    18,452          24,062                  14,702
      9/01                    16,702          20,532                  15,402
     12/01                    17,885          22,725                  15,411
      3/02                    17,341          22,768                  15,339
      6/02                    15,853          19,719                  15,914
      9/02                    14,625          16,314                  16,821
     12/02                    15,330          17,689                  17,112

Balanced          $15,330
S&P 500           $17,689
Lehman Corp/Govt  $17,112

Past performance is no guarantee of future results. The principal value and return on your investment will fluctuate and, on redemption, may be worth more or less than your original cost. The hypothetical graph above to the right compares the change in value of a $10,000 investment in the Monetta Balanced Fund to the S&P 500 Index and the Lehman Gov't/Credit Bond Index with dividends and capital gains reinvested. The Lehman Brothers Gov't/Credit Bond Index is a market value weighted performance benchmark which includes virtually every major U.S. government and investment-grade rated corporate bond with 1-30 years remaining until maturity (the S&P 500 is already described in a previous fund section). Please refer to footnote at bottom of Page 2.



PORTFOLIO COMPOSITION

                            [PIE CHART APPEARS HERE]

Common Stocks           48.1%
Corporate Bonds         25.7%
U.S. Gov't Agencies     10.5%
Treasury Notes           9.2%
(A)                      6.5%

(A) Short-term investments net of other assets and liabilities.

TOP 5 EQUITY HOLDINGS:

                                 % of Net Assets
                                 ---------------
Lehman Brothers Holdings, Inc.             2.47%
Citigroup, Inc.                            2.44%
Cisco Systems, Inc.                        2.43%
Microsoft Corp.                            2.40%
Wal-Mart Stores, Inc.                      2.34%
                                          ------
Total Top 5 Holdings                      12.08%
                                          ------

COMMENTARY

The Monetta Balanced Fund posted a negative 14.28% return for the one-year period ending December 31, 2002. This compares to an average return of negative 11.71% in the Lipper Balanced Fund category.

The Fund started the year with approximately 58% invested in stocks and 42% in the fixed income market. At year-end the stock/bond mix was 48% stocks and 52% bonds as stock valuations declined.

The common stock portion of the Fund was positioned toward the large capitalization issues that would have benefited from an improving economic environment. As economic uncertainties increased, corporate governance issues emerged and the prospects for military action in Iraq rose, stock prices were under downward pressure for most of the year. As a result, this portion of the Fund declined 32.84% with most of the declines occurring during the third quarter. It was the core technology holdings that had the greatest negative impact, specifically Intel Corporation, Nokia Corporation and Cisco Systems, Inc., representing 1.8%, 0.0% and 2.4%, respectively, of the year-end net asset value.

The fixed income component, net of fees, appreciated 10.99% in 2002, compared to an 11.04% return of the Lehman Brothers Gov't/Credit Bond Index. The Fund benefited from a high quality investment portfolio and an average duration (maturity) of 5.50 years. During the year corporate holdings were increased from 17.9% in 2001 to 25.7% of net assets by the end of 2002. As a result, the average coupon yield increased from 5.94% to 6.36%.

The Fund currently has a positive predisposition toward those companies and industries with above average operational and financial leverage. Specifically, the equity portion of the Fund may offer strong returns on any pickup in capital spending.

We believe, underlying economic fundamentals point to a mix shift in growth this year, favoring business over consumer spending. The greatest risks include military action against Iraq and a federal stimulus economic package that never gets approved.

In our opinion, the investment losses we have all experienced during the past three years are nearing an end. We expect a gradual recovery, which will eventually lead to higher stock prices and stable fixed income prices.

Monetta Intermediate Bond Fund                             Period ended 12/31/02

Investment Objective:  30-Day SEC Yield:   Average Maturity:   Total Net Assets:
---------------------  -----------------   -----------------   -----------------
Income                 3.36%               4.4 Years           $26.4 million
--------------------------------------------------------------------------------


PERFORMANCE:                       Average Annual Total Return
------------                 ---------------------------------

                                                    Since Inception
                                                    ---------------
                              1 Year     5 Year     3/1/93
                              ------     ------     ------
Monetta Intermediate
  Bond Fund                   9.24%**    6.32%**     6.94%**
Lehman Interm. Gov't/Credit
  Bond Index*                 9.84%      7.48%       6.82%

*Source Lipper Analytical Services, Inc.

[MOUNTAIN CHART APPEARS HERE]


Date                    Intermediate Bond         Lehhman
             3/1/93              10,000                  10,007
               3/93              10,000                  10,028
               6/93              10,399                  10,255
               9/93              10,732                  10,486
              12/93              10,817                  10,504
               3/94              10,585                  10,291
               6/94              10,494                  10,229
               9/94              10,613                  10,313
              12/94              10,705                  10,302
               3/95              11,270                  10,754
               6/95              11,866                  11,292
               9/95              12,046                  11,479
              12/95              12,282                  11,883
               3/96              12,245                  11,784
               6/96              12,428                  11,859
               9/96              12,702                  12,068
              12/96              13,074                  12,364
               3/97              13,041                  12,350
               6/97              13,485                  12,715
               9/97              13,908                  13,058
              12/97              14,238                  13,338
               3/98              14,443                  13,546
               6/98              14,748                  13,800
               9/98              15,382                  14,420
              12/98              15,431                  14,463
               3/99              15,548                  14,436
               6/99              15,371                  14,378
               9/99              15,632                  14,510
              12/99              15,678                  14,517
               3/00              15,902                  14,735
               6/00              15,897                  14,984
               9/00              16,376                  15,416
              12/00              16,952                  15,986
               3/01              17,552                  16,528
               6/01              17,712                  16,639
               9/01              18,431                  17,404
              12/01              17,705                  17,418
               3/02              17,510                  17,380
               6/02              18,186                  17,999
               9/02              18,884                  18,814
              12/02              19,339                  19,132

Bond Fund       $19,339
Lehman          $19,132

Past performance is no guarantee of future results. The principal value and return on your investment will fluctuate and, on redemption, may be worth more or less than your original cost.

**Total returns are net of a portion or all of the advisory fees waived by the Adviser. Effective July 1, 2001, the Adviser elected not to waive any portion of the management fee. The hypothetical graph above compares the change in value of a $10,000 investment in the Monetta Intermediate Bond Fund to the Lehman Intermediate Government/Credit Bond Index. The Lehman Government/Corporate Intermediate Bond Index measures that specific segment of the bond market. Please refer to footnote at bottom of Page 2.

PORTFOLIO COMPOSITION

[PIE CHART APPEARS HERE]
Corporate Bonds           59.0%
U.S. Gov't Agencies       31.0%
(A)                       10.0%

(A) Treasury Notes net of other assets and liabilities.


MATURITY PROFILE:

                % of Net Assets
                ---------------
1 Year or Less             7.7%
1-3 Years                 28.5%
3-6 Years                 32.4%
6-10 Years                31.4%
Over 10 Years              0.0%
                         ------
Total                    100.0%
                         ------

COMMENTARY

We are pleased to report that the Intermediate Bond Fund gained 9.24% for the twelve months ended December 31, 2002 versus a 9.84% return for the benchmark Lehman Brothers Intermediate Government Credit Index and an 8.14% return for the Lipper Intermediate Investment Grade Debt Fund. The Fund outperformed its peer group by 1.1% but short-term interest rates ended the year at a forty-four year low, seemingly leaving little room for any substantial price appreciation in the coming year.

The year 2002 for the corporate bond portion of the fixed-income market was truly one for the record books. The year had three distinct periods. From January to May, the corporate sector performance was relatively range bound with little excess return. The period June through mid October was just plain ugly because of telecom meltdown, rating agency rampage, and emergence of additional corporate governance issues. This caused corporate spreads to widen versus Treasuries as market volatility increased. From late October through the end of the year, market sentiment finally began to turn, as investors began to favor the corporate bond market.

This roller coaster ride was wholly unprecedented. The Fund began the year over-weighted in Treasuries and Government Agencies as a concession to the uncertainty from the continual barrage of bad news from corporate America. By the end of the second quarter, Fund performance was positively impacted because of minimal exposure to telecommunications, energy and cable -- all industries that investors took to the woodshed. In late October, as the corporate credit tides began to change, the Fund added several names in the telecom, finance and utility sectors. Names such as AT&T Wireless, Household Finance and Constellation Energy were purchased as part of the corporate credit overweight process.

This past year's events reminded us of a very valuable lesson -- volatile times demand diversification -- and this reminder will have a lasting effect on investor portfolio diversification strategies for years to come. As we head into 2003, the Fund is maintaining an overweight in corporates versus governments but we are cautious because the economic outlook is cloudy. We believe the first half of 2003 will bring little change in Federal Reserve policy. The excesses generated during late 1990's bubble needs more time to make its way through the system. Performance will be driven by industry weighting and careful credit/issue selectivity.

Monetta Government Money Market Fund              Period ended 12/31/02

Investment Objective:             7-Day Yield:   Average Days to Maturity:
---------------------             ------------   -------------------------
Income and Capital Preservation   0.69%**        34 Days

Total Net Assets:
-----------------
$4.1 million
---------------------------------------------------------------------

PERFORMANCE:              Average Annual Total Return
------------
                                             Since Inception
                                             ---------------
                         1 Year    5 Year    3/1/93
                         ------    ------    ------
Monetta Government
  Money Market Fund      1.25%**   4.19%**   4.41%**
Lipper US Gov't Money
  Market Funds Avg.*     1.08%     3.97%     4.17%

[MOUNTAIN CHART APPEARS HERE]


                  Money Mkt       Lipper M.Mkt. Ave.
3/1/93          		10,000                  10,000
3/93                    10,013                  10,023
6/93                    10,072                  10,088
9/93                    10,147                  10,154
12/93                   10,224                  10,222
3/94                    10,301                  10,290
6/94                    10,396                  10,374
9/94                    10,507                  10,475
12/94                   10,637                  10,597
3/95                    10,788                  10,738
6/95                    10,950                  10,885
9/95                    11,110                  11,030
12/95                   11,262                  11,174
3/96                    11,401                  11,309
6/96                    11,539                  11,440
9/96                    11,683                  11,579
12/96                   11,832                  11,711
3/97                    11,977                  11,846
6/97                    12,126                  11,988
9/97                    12,281                  12,135
12/97                   12,441                  12,284
3/98                    12,599                  12,433
6/98                    12,760                  12,585
9/98                    12,927                  12,738
12/98                   13,091                  12,894
3/99                    13,244                  13,045
6/99                    13,397                  13,180
9/99                    13,554                  13,327
12/99                   13,726                  13,485
3/00                    13,908                  13,655
6/00                    14,109                  13,843
9/00                    14,326                  14,057
12/00                   14,555                  14,265
3/01                    14,747                  14,444
6/01                    14,896                  14,585
9/01                    15,014                  14,695
12/01                   15,087                  14,763
3/02                    15,136                  14,809
6/02                    15,187                  14,852
9/02                    15,237                  14,892
12/02                   15,275                  14,925

Money Market Fund       $15,275
Lipper                  $14,925

*Source Lipper Analytical Services, Inc. Past performance is no guarantee of future results.

**Total returns are net of advisory and distribution fees waived and voluntary absorption of all or part of the Fund's operating expenses by the Advisor. Had fees not been waived, the 7-day SEC yield would have been 0.06%, versus 0.69%, on December 31, 2002. The 7-day yield will vary, and the yield quotation more closely reflects the current earnings of the money market fund than the total return quotation. An investment in the Government Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government Agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. Please refer to footnote at bottom of Page 2.



PORTFOLIO COMPOSITION

            [PIE CHART APPEARS HERE]
Federal Home Loan Mortgage Corp.            34.9%
Federal Home Loan Bank                      15.7%
(A) Fed. Nat'l Mortgage Assoc.              49.4%

(A) Net of other assets and liabilities.


ALLOCATION:
Government Obligations                      97.2%
Other Assets Less Liabilities                2.8%
                                           ------
Total                                      100.0%
                                           ------

COMMENTARY

The Monetta Government Money Market Fund gained 1.25% for the year ended December 31, 2002. The return compared favorably to the Lipper U.S. Government Money Market Funds category, which gained 1.08% for the same period.

The year 2002 saw the Federal Reserve cut short rates another 50 basis points in an effort to jumpstart the economy. This was the twelfth interest rate cut over the last two years, which has reduced short-term rates by 5.25%.

We have been accustomed to having the economy respond favorably to low interest rate levels but 2002 did not produce the growth rate stimulus that was hoped for. In fact, with inflation so low and the economy growing below its potential, instead of inflation rhetoric, there has been a whisper of deflation, which is the actual decline in the prices of goods and services.

We expect 2003 to be a transition period for the economy. The Fed appears ready to cut rates to zero if needed to improve economic growth and avoid these deflationary forces. We therefore do not believe the Fed will increase rates, from this 40 year low, until economic stimulus becomes a reality.

We continue to utilize an investment strategy, which overweights the agency discount note sector versus Treasury bills because the yield difference is still compelling. The Funds average maturity as of December 31, 2002 was 34 days.

We do not anticipate any lengthening of the Fund's average maturity until the Federal Reserve policy becomes more definitive. The timing for any policy changes by the Fed seems remote at this point. The bond market has proven that it will move preemptively at the first sign of a potential change. We are monitoring these events closely.

--------------------------------------------------------------------------------
Schedule of Investments                                      December 31, 2002
--------------------------------------------------------------------------------
                                  MONETTA FUND
--------------------------------------------------------------------------------

COMMON STOCKS - 49.0%                          VALUE
NUMBER OF SHARES                           (In Thousands)
Banks - 5.0%
  50,000  Wachovia Corp.                           $1,822
  21,000  Wells Fargo & Co.                           984
                                                   ------
                                                    2,806

Chemicals - 1.1%
 *13,000  Cabot Microelectronics Corp.                614

Healthcare-Products/Services - 5.6%
 *16,200  Anthem, Inc.                              1,019
 *32,000  Henry Schein, Inc.                        1,440
  13,000  Johnson & Johnson Co.                       698
                                                   ------
                                                    3,157

Home Builders - 5.8%
  20,000  Centex                                    1,004
  17,400  KB Home                                     746
  15,000  Pulte Homes, Inc.                           718
 *40,000  Toll Brothers, Inc.                         808
                                                   ------
                                                    3,276

Oil&Gas/Services - 7.2%
 *24,000  BJ Services Co.                             775
  60,000  Marathon Oil Corp.                        1,277
  50,000  Tesoro Petroleum Corp.                      226
  40,000  Transocean, Inc.                            928
  24,000  Valero Energy Corp.                         887
                                                   ------
                                                    4,093

Pharmaceuticals - 1.3%
  25,000  Pfizer, Inc.                                764

Retail - 2.8%
 *22,000  AutoZone, Inc.                            1,554

Savings&Loans - 4.0%
  30,000  Astoria Financial Corp.                     815
  50,000  New York Community
            Bancorp, Inc.                           1,444
                                                   ------
                                                    2,259

Semiconductors - 5.0%
 *75,000  Altera Corp.                                925
  33,000  Linear Technology Corp.                     849
 *16,000  Maxim Integrated Products, Inc.             529
 *25,000  Xilinx, Inc.                                515
                                                    -----
                                                    2,818

Software - 6.0%
 *50,000  Microsoft Corp.                           2,585

                                               VALUE
NUMBER OF SHARES                           (In Thousands)
      *16  MicroStrategy Inc. -WT07                   (a)
  *72,000  Oracle Corp.                            $  778
                                                   ------
                                                    3,363

Telecommunications - 1.9%
  *80,000  Cisco Systems, Inc.                      1,048

Miscellaneous - 3.3%
   14,000  Citigroup, Inc.                            493
  *17,000  Dell Computer Corp.                        454
  *15,000  MGM Mirage, Inc.                           494
  * 8,000  Mohawk Industries, Inc.                    456
                                                   ------
                                                    1,897

Total Common Stocks                                27,649
  (Cost $27,979) (b)

CORPORATE BONDS - 0.0%
PRINCIPAL  AMOUNT
      700  MicroStrategy Inc.                         (a)
           7.500% Due 06/24/07

VARIABLE DEMAND NOTES - 7.3%
PRINCIPAL AMOUNT
1,858,500  American Family - 1.041%                 1,859
  624,700  Wisconsin Corp.
              Central Credit Union -
              1.090%                                  625
1,650,200  Wisconsin Electric
              Power Co. - 1.041%                    1,650
                                                   ------
                                                    4,134

COMMERCIAL PAPER - 39.4%
2,500,000  Transamerica Finance
              Corp. - 1.350%
              Due 01/06/03                          2,500
2,000,000  7-Eleven Corp. - 1.350%
              Due 01/08/03                          1,999
2,500,000  Caterpillar Finan. Serv.
              Corp. - 1.290%
              Due 01/09/03                          2,499
1,000,000  Washington Gas Light
              Co. - 1.350%
              Due 01/13/03                          1,000
2,500,000  Florida Power & Light
              Corp. - 1.320%
              Due 01/14/03                          2,499

Schedule of Investments                                        December 31, 2002

--------------------------------------------------------------------------------
                             MONETTA FUND (Cont'd)
--------------------------------------------------------------------------------

                                                         VALUE
NUMBER OF SHARES                                         (In Thousands)
1,500,000   Toyota Credit de Puerto Rico - 1.340%
                Due 01/15/03                                 $ 1,499
  2,500,000   Phillip Morris - 1.310%
                Due 01/16/03                                   2,499
  1,000,000   Toyota Credit - 1.360%
                Due 01/17/03                                     999
  1,000,000   Kraft Foods, Inc. - 1.290%
                Due 01/21/03                                     999
  2,700,000   Wells Fargo - 1.250%
                Due 01/23/03                                   2,698
  1,500,000   MDU Resources Group, Inc. - 1.320%
                Due 01/28/03                                   1,499
  1,500,000   Public Serv. Co. of NC, Inc. - 1.250%
                Due 02/03/03                                   1,498
                                                             -------
                                                              22,188

Total Short-Term Investments - 46.7%                          26,322
                                                             -------
Total Investments - 95.7%                                     53,971
  (Cost $54,301) (b)

Other Net Assets Less Liabilities - 4.3%                       2,430
                                                             -------
Net Assets - 100%                                            $56,401
                                                             =======

(a) Rounds to less than $1,000.
(b) For tax purposes, cost is $54,466, the aggregate gross unrealized appreciation is $439 and aggregate gross unrealized depreciation is $934 resulting in net unrealized depreciation of $495 (in thousands).

See accompanying notes to financial statements.

*Non-income producing security.

Schedule of Investments                                      December 31, 2002
--------------------------------------------------------------------------------
            MONETTA SELECT TECHNOLOGY FUND (Formerly Small-Cap Fund)
--------------------------------------------------------------------------------

COMMON STOCKS - 97.2%                                                  VALUE
NUMBER OF SHARES                                                  (In Thousands)
Chemicals - 4.5%
  *1,400  Cabot Microelectronics Corp.                                   $   66

Computers - 12.7%
  *3,000  Dell Computer Corp.                                                80
  *2,000  EMC Corp.                                                          12
   1,000  Int'l Business Machines Corp.                                      78
  *1,000  VERITAS Software Corp.                                             16
                                                                         ------
                                                                            186
Electronics - 1.2%
  *4,000  Sanmina Corp.                                                      18

Internet - 13.6%
  *2,000  Amazon.com, Inc.                                                   38
  *2,000  Check Point Software
          Technologies Ltd.                                                  26
    *500  eBay, Inc.                                                         34
 *10,000  Openwave Systems, Inc.                                             20
  *3,000  Plumtree Software, INC.                                             8
    *800  Symantec Corp.                                                     32
  *2,500  Yahoo! Inc.                                                        41
                                                                         ------
                                                                            199
Semiconductor Components-Electronic - 16.4%
  *2,500  Broadcom Corp. - CL A                                              38
   3,600  Intel Corp.                                                        56
  *1,250  Microchip Technology, Inc.                                         30
  *2,000  PMC-Sierra, Inc.                                                   11
    *900  Qlogic Corp.                                                       31
   3,000  Texas Instruments, Inc.                                            45
  *1,400  Xilinx, Inc.                                                       29
                                                                         ------
                                                                            240

Semiconductor Components-Integrated
  Circuits - 8.1%
    *700  Analog Devices, Inc.                                               17
  *5,000  Atmel Corp.                                                        11
     800  Linear Technology Corp.                                            21
  *1,000  Maxim Integrated Products, Inc.                                    33
  *2,200  Taiwan Semiconductor - SP ADR                                      15
 *10,000  Vitesse Semiconductor Corp.                                        22
                                                                         ------
                                                                            119
Semiconductor Equipment - 5.8%
  *1,000  Applied Materials, Inc.                                            13
  *2,000  KLA-Tencor Corp.                                                   71
                                                                         ------
                                                                             84

                                                                       VALUE
NUMBER OF SHARES                                                  (In Thousands)
Software - 17.4%
  *2,000  BEA Systems, Inc.                                              $   23
  *1,000  Citrix Systems, Inc.                                               12
  *2,000  Legato Systems, Inc.                                               10
  *2,300  Microsoft Corp.                                                   119
  *6,000  Oracle Corp.                                                       65
  *3,400  Siebel Systems, Inc.                                               25
                                                                         ------
                                                                            254
Telecommunications - 17.5%
  *6,000  Cisco Systems, Inc.                                                79
  *4,000  JDS Uniphase Corp.                                                 10
  *2,000  Nextel Communications, Inc. - CL A                                 23
  *2,000  Nokia Corp. - SP ADR                                               31
  *1,500  Qualcomm, Inc.                                                     54
   1,500  Verizon Communications, Inc.                                       58
                                                                         ------
                                                                            255

Total Common Stocks                                                       1,421
  (Cost $1,786) (a)

VARIABLE DEMAND NOTES - 3.2%
PRINCIPAL AMOUNT
47,200    Wisconsin Corp. Central
            Credit Union - 1.090%                                            47

Total Investments - 100.4%                                                1,468
  (Cost $1,833) (a)

Other Net Assets Less Liabilities - (0.4%)                                   (5)
                                                                         ------
Net Assets - 100%                                                        $1,463
                                                                         ======

(a) For tax purposes, cost is $1,833, the aggregate gross unrealized appreciation is $76 and aggregate gross unrealized depreciation is $441 resulting in net unrealized depreciation of $365 (in thousands).

See accompanying notes to financial statements.

*Non-income producing security.

Schedule of Investments                                      December 31, 2002
--------------------------------------------------------------------------------
                          MONETTA MID-CAP EQUITY FUND
--------------------------------------------------------------------------------

COMMON STOCKS - 92.5%                                                  VALUE
NUMBER OF SHARES                                                  (In Thousands)
Banks - 4.6%
   3,000  Charter One Financial, Inc.                                      $ 86
   2,000  Commerce Bancorp, Inc./ NJ                                         87
   1,000  M&T Bank Corp.                                                     79
                                                                           ----
                                                                            252
Chemicals - 2.6%
  *3,000  Cabot Microelectronics Corp.                                      142

Commercial Services - 2.5%
   5,000  Paychex, Inc.                                                     140

Computers - 3.2%
  *4,000  NetScreen Technologies, Inc.                                       67
  *5,000  Network Appliance, Inc.                                            50
  *3,000  SanDisk Corp.                                                      61
                                                                           ----
                                                                            178
Electric - 3.1%
   3,000  Public Service Enterprise
            Group Inc.                                                       96
   7,000  Xcel Energy, Inc.                                                  77
                                                                           ----
                                                                            173
Electronics - 2.4%
  *5,000  Flextronics Int'l Ltd.                                             41
  *4,000  Jabil Circuit, Inc.                                                72
  *5,000  Sanmina-SCI Corp.                                                  22
                                                                           ----
                                                                            135
Entertainment - 2.7%
  *2,000  Int'l Game Technology Co.                                         152

Healthcare-Services - 4.8%
  *2,000  Anthem, Inc.                                                      126
  *2,000  Wellpoint Health Networks, Inc.                                   142
                                                                           ----
                                                                            268
Internet - 6.9%
 *20,000  Ariba, Inc.                                                        50
  *5,000  CheckFree Corp.                                                    80
 *10,000  i2 Technologies, Inc.                                              12
  *5,000  Network Associates, Inc.                                           80
 *20,000  Openwave Systems, Inc.                                             40
  *3,000  Symantec Corp.                                                    121
                                                                           ----
                                                                            383
Oil&Gas/Services - 11.2%
   4,000  Transocean, Inc.                                                   93
  *3,000  BJ Services Co.                                                    97

                                                                       VALUE
NUMBER OF SHARES                                                  (In Thousands)
   8,000  Halliburton Co.                                                  $150
  *4,000  Smith Int'l, Inc.                                                 130
  *4,000  Varco Int'l, Inc.                                                  69
  *2,000  Weatherford Int'l Ltd.                                             80
                                                                           ----
                                                                            619
Pharmaceuticals - 2.9%
   3,000  SICOR, Inc.                                                        48
  *4,000  Watson Pharmaceuticals, Inc.                                      113
                                                                           ----
                                                                            161
Retail - 7.6%
  *4,000  Abercrombie & Fitch Co. - CL A                                     82
  *3,000  Brinker Int'l, Inc.                                                97
  *3,000  Dollar Tree Stores, Inc.                                           74
  *2,000  Krispy Kreme Doughnuts, Inc.                                       67
  *5,000  Starbucks Corp.                                                   102
                                                                           ----
                                                                            422
Savings&Loans - 4.5%
   2,000  Greenpoint Financial Corp.                                         90
   3,000  New York Community Bancorp, Inc.                                   87
   5,000  Sovereign Bancorp, Inc.                                            70
                                                                           ----
                                                                            247
Semiconductors - 14.1%
  *5,000  Atmel Corp.                                                        11
  *4,000  Cree, Inc.                                                         65
   5,000  Intel Corp.                                                        78
  *3,000  Intersil Corp. - CL A                                              42
  *3,000  KLA-Tencor Corp.                                                  106
   3,000  Linear Technology Corp.                                            77
  *3,000  Marvell Technology Group Ltd.                                      57
  *3,000  Microchip Technology, Inc.                                         73
  *5,000  NVIDIA Corp.                                                       58
  *5,000  Skyworks Solutions, Inc.                                           43
  *5,000  Teradyne, Inc.                                                     65
 *10,000  Vitesse Semiconductor Corp.                                        22
  *4,000  Xilinx, Inc.                                                       82
                                                                           ----
                                                                            779
Software - 7.8%
  *5,000  BEA Systems, Inc.                                                  57
  *5,000  Citrix Systems, Inc.                                               62
  *2,000  Electronic Arts, Inc.                                              99
  *6,000  PeopleSoft, Inc.                                                  110
  *2,000  Pixar, Inc.                                                       106
                                                                           ----
                                                                            434

Schedule of Investments                                        December 31, 2002

--------------------------------------------------------------------------------
                      MONETTA MID-CAP EQUITY FUND (Cont'd)
--------------------------------------------------------------------------------

                                                          VALUE
NUMBER OF SHARES                                     (In Thousands)
Telecommunications - 3.4%
    5,000    Corning, Inc.                               $   17
   *5,000    JDS Uniphase Corp.                              12
   *7,000    Juniper Networks, Inc.                          48
   *5,000    Nextel Communications, Inc. - CL A              58
   *7,000    RF Micro Devices, Inc.                          51
                                                         ------
                                                            186

Miscellaneous - 8.2%
    2,000    Charles River Laboratories, Inc.                77
    5,000    Delta Air Lines, Inc.                           60
   *7,000    Liberty Media Corp. - CL A                      63
    7,000    Schwab (Charles) Corp.                          76
   *4,000    USA Interactive                                 91
   32,100    The Williams Companies, Inc.                    87
                                                         ------
                                                            454

Total Common Stocks                                       5,125
  (Cost $5,010) (a)

VARIABLE DEMAND NOTES - 12.0%
PRINCIPAL AMOUNT

  208,800    American Family - 1.041%                       209
  251,100    Wisconsin Corp. Central Credit Union -
               1.090%                                       251
  207,300    Wisconsin Electric Power Co. - 1.041%          207
                                                         ------
                                                            667

Total Investments - 104.5%                                5,792
  (Cost $5,677) (a)
Other Net Assets Less Liabilities - (4.5%)                 (252)
                                                         ------
Net Assets - 100%                                        $5,540
                                                         ======

(a) For tax purposes, cost is $5,677, the aggregate gross unrealized appreciation is $358 and aggregate gross unrealized depreciation is $243, resulting in net unrealized appreciation of $115 (in thousands).

See accompanying notes to financial statements.

*Non-income producing security.

Schedule of Investments                                        December 31, 2002

--------------------------------------------------------------------------------
                MONETTA BLUE CHIP FUND (Formerly Large-Cap Fund)
--------------------------------------------------------------------------------

COMMON STOCKS - 92.1%                                                 VALUE
NUMBER OF SHARES                                                  (In Thousands)
Beverages - 4.7%
   2,000   Coca-Cola Co.                                               $ 88

Biotechnology - 3.9%
  *1,500   Amgen, Inc.                                                   72

Computers - 4.3%
  *3,000   Dell Computer Corp.                                           80

Diversified Financial Services - 20.7%
   2,000   American Express Co.                                          71
   3,000   Citigroup, Inc.                                              106
   4,000   MBNA Corp.                                                    76
   2,000   Morgan Stanley                                                80
   5,000   Schwab (Charles) Corp.                                        54
                                                                       ----
                                                                        387

Healthcare-Products - 8.7%
   2,000   Baxter Int'l, Inc.                                            56
   2,000   Johnson & Johnson Co.                                        107
                                                                       ----
                                                                        163

Media - 4.1%
   2,000   Verizon Communications, Inc.                                  77

Miscellaneous Manufacturing - 2.6%
   2,000   General Electric Co.                                          49

Oil&Gas - 3.7%
   2,000   Exxon Mobil Corp.                                             70

Pharmaceuticals - 4.9%
   3,000   Pfizer, Inc.                                                  92

Retail - 4.1%
   1,500   Wal-Mart Stores, Inc.                                         76

Semiconductors - 3.3%
   4,000   Intel Corp.                                                   62

Software - 14.7%
  *1,500   Electronic Arts, Inc.                                         75
  *1,800   Microsoft Corp.                                               93
 *10,000   Oracle Corp.                                                 108
                                                                       ----
                                                                        276

                                                                      VALUE
NUMBER OF SHARES                                                  (In Thousands)
Telecommunications - 12.4%

  *7,000   Cisco Systems, Inc.                                       $   92
  *5,000   Nextel Communications, Inc. -
             CL A                                                        58
  *2,000   Viacom, Inc. - CL B                                           81
                                                                     ------
                                                                        231

Total Common Stocks                                                   1,723
  (Cost $1,844) (a)

VARIABLE DEMAND NOTES - 8.5%
PRINCIPAL AMOUNT
  79,100   American Family - 1.041%                                      79
  79,600   Wisconsin Corp. Central
             Credit Union - 1.090%                                       80
                                                                     ------
                                                                        159

Total Investments - 100.6%                                            1,882
  (Cost $2,003) (a)

       Other Net Assets Less Liabilities - 0.6%                         (11)
                                                                     ------
  Net Assets - 100%                                                  $1,871
                                                                     ======

(a) For tax purposes, cost is $2,017, the aggregate gross unrealized appreciation is $39, and aggregate gross unrealized depreciation is $174, resulting in net unrealized depreciation of $135 (in thousands).

See accompanying notes to financial statements.

*Non-income producing security.

Schedule of Investments                                        December 31, 2002
--------------------------------------------------------------------------------
                             MONETTA BALANCED FUND
--------------------------------------------------------------------------------

COMMON STOCKS - 48.1%                                                  VALUE
NUMBER OF SHARES                                                  (In Thousands)
Beverages - 2.0%
       2,000     Coca-Cola Co.                                            $   87

Biotechnology - 2.2%
      *2,000     Amgen, Inc.                                                  97

Chemicals - 2.0%
       2,000     Du Pont (E.I.) de Nemours and Co.                            85

Computers - 4.4%
      *3,000     Dell Computer Corp.                                          80
      *3,000     EMC Corp.                                                    18
       1,000     Int'l Business Machines Corp.                                78
      *5,000     Sun Microsystems, Inc.                                       16
                                                                          ------
                                                                             192

Diversified Financial Services - 8.8%
       2,000     American Express Co.                                         71
       3,000     Citigroup, Inc.                                             105
       2,000     Lehman Brothers Holdings, Inc.                              107
       5,000     MBNA Corp.                                                   95
                                                                          ------
                                                                             378

Healthcare-Products - 2.0%
       3,000     Baxter Int'l, Inc.                                           84

Media - 3.0%
       3,000     The Walt Disney Co.                                          49
      *2,000     Viacom, Inc. - CL A                                          81
                                                                          ------
                                                                             130

Miscellaneous Manufacturing - 1.7%
       3,000     General Electric Co.                                         73

Oil&Gas - 3.8%
       2,000     Exxon Mobil Corp.                                            70
       4,000     Transocean, Inc.                                             93
                                                                          ------
                                                                             163

Pharmaceuticals - 2.1%
       3,000     Pfizer, Inc.                                                 92

Retail - 2.3%
       2,000     Wal-Mart Stores, Inc.                                       101

Semiconductors - 3.7%
      *3,000     Analog Devices, Inc.                                         71
      *5,000     Atmel Corp.                                                  11


                                                                       VALUE
NUMBER OF SHARES                                                  (In Thousands)
       5,000     Intel Corp.                                              $   78
                                                                          ------
                                                                             160

Software - 4.4%
      *2,000     Microsoft Corp.                                             103
      *8,000     Oracle Corp.                                                 87
                                                                          ------
                                                                             190

Telecommunications - 3.5%
     *10,000     ADC Telecommunications, Inc.                                 21
      *8,000     Cisco Systems, Inc.                                         105
     *10,000     JDS Uniphase Corp.                                           24
                                                                          ------
                                                                             150

Miscellaneous - 2.2%
       1,000     American Int'l Group, Inc.                                   58
     *10,000     Openwave Systems, Inc.                                       20
      *4,000     Sanmina-SCI Corp.                                            18
                                                                          ------
                                                                              96

Total Common Stocks                                                        2,078
  (Cost $2,285) (a)

VARIABLE DEMAND NOTES - 6.0%
PRINCIPAL AMOUNT
      61,200     American Family - 1.041%                                     61
     197,200     Wisconsin Corp. Central Credit Union - 1.090%               197
                                                                          ------
                                                                             258

TREASURY NOTES - 9.2%
PRINCIPAL AMOUNT
     150,000     U.S. Treasury Discount Note
                   3.000% Due 02/29/04                                       153
     175,000     U.S. Treasury Note
                   8.125% Due 08/15/19                                       244
                                                                          ------
                                                                             397

CORPORATE BONDS - 25.7%
PRINCIPAL AMOUNT
      50,000     AIG
                   6.900% Due 03/15/32                                        58
      25,000     AOL Time Warner, Inc.
                   5.625% Due 05/01/05                                        25
      25,000     AT&T Wireless Services, Inc.
                   7.350% Due 03/01/06                                        26
      25,000     Bank of America Corp.
                   5.875% Due 02/15/09                                        27

Schedule of Investments                                        December 31, 2002
--------------------------------------------------------------------------------
                         MONETTA BALANCED FUND (Cont'd)
--------------------------------------------------------------------------------

                                                                       VALUE
PRINCIPAL AMOUNT                                                  (In Thousands)
      25,000     Bank One Corp.
                   6.875% Due 08/01/06                                    $   28
      25,000     CIT Group, Inc.
                   7.375% Due 04/02/07                                        27
      40,000     Citigroup, Inc.
                   6.750% Due 12/01/05                                        45
      20,000     Coastal Corp.
                   9.625% Due 05/15/12                                        16
      25,000     Conoco, Inc.
                   6.350% Due 04/15/09                                        28
      25,000     Constellation Energy Group
                   6.125% Due 09/01/09                                        26
      25,000     Countrywide Home Loan
                   5.500% Due 08/01/06                                        27
      10,000     Deutsche Telekom Int'l Finance
                   8.500% Due 06/5/10                                         12
      25,000     Devon Financing Corp.
                   6.875% Due 09/30/11                                        28
      25,000     Duke Energy Corp.
                   7.375% Due 03/01/10                                        28
      25,000     FirstEnergy Corp.
                   6.450% Due 11/15/11                                        25
      10,000     France Telecom
                   8.700% Due 03/01/06                                        11
      50,000     General Electric Capital Corp.
                   8.625% Due 06/15/08                                        62
      50,000     General Motors Acceptance Corp.
                   7.000% Due 02/01/12                                        50
      50,000     Household Finance Corp.
                   7.000% Due 05/15/12                                        55
      25,000     Jackson Nat'l Life
                   6.125% Due 05/30/12                                        26
      20,000     KBC Bank Funding Trust
                   9.860% Due 11/29/49                                        24
      25,000     National Rural Utilities Cooperative Finance Corp.
                   5.250% Due 07/15/04                                        26
      25,000     New York Telephone Co.
                   6.000% Due 04/15/08                                        27
      20,000     Pemex Finance Ltd.
                   9.030% Due 02/15/11                                        24
      15,000     Pinnacle West Capital Corp.
                   6.400% Due 04/01/06                                        15

                                                                       VALUE
PRINCIPAL AMOUNT                                                  (In Thousands)
      25,000     Progress Energy, Inc.
                   6.750% Due 03/01/06                                    $   27
      25,000     Prudential Funding LLC
                   6.600% Due 05/15/08                                        28
      25,000     Quebec Province
                   7.125% Due 02/09/24                                        30
      25,000     Royal Bank of Scotland Group PLC
                   9.118% Due 03/31/49                                        31
      15,000     Simon Property Group LP
                   5.375% Due 08/28/08                                        15
      25,000     Transocean, Inc.
                   6.625% Due 04/15/11                                        28
     150,000     US Central Credit Union
                   6.000% Due 05/21/03                                       152
      25,000     Washington Mutual Financial Corp.
                   6.250% Due 05/15/06                                        27
      25,000     Wells Fargo & Co.
                   5.125% Due 02/15/07                                        27
                                                                          ------
                                                                           1,111

U.S. GOVERNMENT AGENCIES - 10.5%
PRINCIPAL AMOUNT
     130,000     Federal Home Loan Mortgage Corp.
                   3.250% Due 11/15/04                                       134
      25,000     Int'l Bank Reconstruction & Development
                   7.000% Due 01/27/05                                        28
     100,000     Federal National Mortgage Association
                   7.250% Due 01/15/10                                       121
     100,000     Federal Nat'l Mortgage Association
                   6.250% Due 02/01/11                                       112
      45,000     Federal National Mortgage Association
                   7.125% Due 01/15/30                                        56
                                                                          ------
                                                                             451

Schedule of Investments                                        December 31, 2002
--------------------------------------------------------------------------------
                         MONETTA BALANCED FUND (Cont'd)
--------------------------------------------------------------------------------

                                                                       VALUE
PRINCIPAL AMOUNT                                                  (In Thousands)
Total Investments - 99.5%                                                 $4,295
  (Cost $4,363) (a)

Other Net Assets Less Liabilities - 0.5%                                      23
                                                                          ------
Net Assets - 100%                                                         $4,318
                                                                          ======

(a) For tax purposes, cost is $4,372, the aggregate gross unrealized appreciation is $198, and aggregate gross unrealized depreciation is $275, resulting in net unrealized depreciation of $77 (in thousands).

See accompanying notes to financial statements.

*Non-income producing security.

Schedule of Investments                                        December 31, 2002

--------------------------------------------------------------------------------
                         MONETTA INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------

CORPORATE BONDS - 59.0%                                               VALUE
PRINCIPAL AMOUNT                                                  (In Thousands)
  500,000  US Central Credit Union
              6.000% Due 05/21/03                                      $508
  250,000  American Express
              6.750% Due 06/23/04                                       267
  865,000  Nat'l Rural Utilities Coop. Fin. Corp.
              5.250% Due 07/15/04                                       903
  225,000  AOL Time Warner, Inc.
              5.625% Due 05/01/05                                       230
  500,000  Citigroup, Inc.
              6.750% Due 12/01/05                                       556
  250,000  TCI Communications, Inc.
              6.875% Due 02/15/06                                       264
  225,000  AT&T Wireless Services, Inc.
              7.350% Due 03/01/06                                       232
  120,000  France Telecom
              8.700% Due 03/01/06                                       131
  225,000  Progress Energy, Inc.
              6.750% Due 03/01/06                                       242
  135,000  Pinnacle West Capital Corp.
              6.400% Due 04/01/06                                       138
  500,000  Cargill, Inc.
              6.250% Due 05/01/06                                       552
  375,000  Washington Mutual Financial Corp.
              6.250% Due 05/15/06                                       407
  500,000  Bank One Corp.
              6.875% Due 08/01/06                                       563
  275,000  Countrywide Home Loan
              5.500% Due 08/01/06                                       293
  500,000  Province of British Columbia
              4.625% Due 10/03/06                                       531
  200,000  Sprint Capital Corp.
              6.000% Due 01/15/07                                       189
  750,000  Ford Motor Credit Corp.
              6.500% Due 01/25/07                                       741
  265,000  Wells Fargo & Co.
              5.125% Due 02/15/07                                       285
   80,000  AT & T Corp.
              7.750% Due 03/01/07                                        88
  500,000  CIT Group, Inc.
              7.375% Due 04/02/07                                       546
  250,000  New York Telephone Co.
              6.000% Due 04/15/08                                       271

                                                                      VALUE
PRINCIPAL AMOUNT                                                  (In Thousands)
  275,000  Prudential Funding LLC
              6.600% Due 05/15/08                                   $   305
  595,000  General Electric Capital Corp
              8.625% Due 06/15/08                                       732
1,260,000  Trains BBB-5-2002
              6.554% Due 08/15/08                                     1,299
  135,000  Simon Property Group LP
              5.375% Due 08/28/08                                       139
  275,000  Bank of America Corp.
              5.875% Due 02/15/09                                       302
  600,000  Quebec Province
              5.750% Due 02/15/09                                       668
  265,000  Conoco, Inc.
              6.350% Due 04/15/09                                       298
  225,000  Constellation Energy Group
              6.125% Due 09/01/09                                       230
  225,000  Duke Energy Corp.
             7.375% Due 03/01/10                                        249
  125,000  Deutsche Telekom Int'l Finance
              8.000% Due 06/15/10                                       144
  230,000  Pemex Finance Ltd.
              9.030% Due 02/15/11                                       272
  275,000  Transocean, Inc.
              6.625% Due 04/15/11                                       303
  250,000  Devon Financing Corp.
              6.875% Due 09/30/11                                       279
  225,000  FirstEnergy Corp.
              6.450% Due 11/15/11                                       224
  500,000  General Motors Acceptance Corp.
              7.000% Due 02/01/12                                       503
  230,000  Coastal Corp.
              9.625% Due 05/15/12                                       187
  225,000  Household Finance Corp.
              7.000% Due 05/15/12                                       247
  275,000  Jackson Nat'l Life
              6.125% Due 05/30/12                                       292
  300,000  Southern Power Co.
              6.250% Due 07/15/12                                       318
  300,000  Royal Bank of Scotland Group PLC
              9.118% Due 03/31/49                                       371
  230,000  KBC Bank Funding Trust
              9.860% Due 11/29/49                                       280
                                                                    -------
                                                                    $15,579

--------------------------------------------------------------------------------
Schedule of Investments                                        December 31, 2002
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                    MONETTA INTERMEDIATE BOND FUND (Cont'd)
--------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES - 31.0%                                      VALUE
PRINCIPAL AMOUNT                                                  (In Thousands)
1,460,000  Federal Home Loan
              Mortgage Corp.
              3.250% Due 12/15/03                                   $ 1,488
  250,000  HUD Housing and Urban
              Development
              6.360% Due 08/01/04                                       268
2,400,000  Federal Home Loan
              Mortgage Corp.
              3.250% Due 11/15/04                                     2,468
  475,000  Int'l Bank Reconstruction &
              Development
              7.000% Due 01/27/05                                       525
  500,000  Federal National
              Mortgage Association
              7.250% Due 01/15/10                                       607
1,525,000  Federal Nat'l Mortgage
              Association
              6.250% Due 02/01/11                                     1,709
1,025,000  Federal National Mortgage
              Association
              5.500% Due 03/15/11                                     1,125
                                                                    -------
                                                                      8,190

TREASURY NOTES - 12.7%
PRINCIPAL AMOUNT
1,890,000  U.S. Treasury Discount Note
              3.000% Due 02/29/04                                     1,928
1,000,000  U.S. Treasury Note
              2.125% Due 08/31/04                                     1,012
  400,000  U.S. Treasury Note
              3.000% Due 11/15/07                                       405
                                                                    -------
                                                                      3,345

Total Investments - 102.7%                                           27,114
 (Cost $25,870) (a)

Other Net Assets Less Liabilities - (2.7%)                             (705)
                                                                    -------
Net Assets - 100%                                                   $26,409
                                                                    =======

(a) For tax purposes, cost is $25,900, the aggregate gross unrealized appreciation is $1,222, and aggregate gross unrealized depreciation is $8, resulting in net unrealized appreciation of $1,214 (in thousands).

See accompanying notes to financial statements.

*Non-income producing security.

Schedule of Investments                                        December 31, 2002

--------------------------------------------------------------------------------
                      MONETTA GOVERNMENT MONEY MARKET FUND
--------------------------------------------------------------------------------

FEDERAL HOME LOAN BANK - 15.7%                                        VALUE
PRINCIPAL AMOUNT                                                  (In Thousands)
640,000    Due 01/22/03 - 1.230%                                     $  640

FEDERAL NATIONAL MORTGAGE ASSOC. - 46.6%
PRINCIPAL AMOUNT
670,000   Due 01/08/03 - 1.700%                                         670
405,000   Due 01/13/03 - 1.240%                                         405
430,000   Due 02/07/03 - 1.250%                                         429
305,000   Due 02/20/03 - 1.280%                                         304
 90,000   Due 03/07/03 - 1.270%                                          90
                                                                     ------
                                                                      1,898

FEDERAL HOME LOAN MORTGAGE CORP. - 34.9%
PRINCIPAL AMOUNT
525,000   Due 01/30/03 - 1.420%                                         525
450,000   Due 02/14/03 - 1.250%                                         449
450,000   Due 03/14/03 - 1.240%                                         449
                                                                     ------
                                                                      1,423

Total Investments - 97.2%                                             3,961

Other Net Assets Less Liabilities - 2.8%                                114
                                                                     ------

Net Assets - 100%                                                    $4,075
                                                                     ======

(a) Cost identical for book and tax purposes.

See accompanying notes to financial statements.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

STATEMENTS OF ASSETS AND LIABILITIES                           December 31, 2002
(In Thousands)

------------------------------------------------------------------------------------------------------------------------------------
                                                              Select      Mid-Cap   Blue                 Intermediate    Government
                                                Monetta     Technology    Equity    Chip       Balanced      Bond       Money Market
                                                  Fund        Fund*        Fund    Fund**        Fund        Fund           Fund
------------------------------------------------------------------------------------------------------------------------------------
Assets:
Investments at market value
  (cost: $54,301; $1,833; $5,677; $2,003;
  $4,363; $25,870; 3,961;)                      $ 53,971      $ 1,468    $ 5,792   $ 1,882     $ 4,295      $27,114       $3,961
Cash                                                   0            5          0         0           0            0          119
Receivables:
  Interest and dividends                               1           (a)         2         4          39          399            0
  Securities sold                                  3,976           26          0         0           0            0            0
  Fund shares sold                                     0            0          0        (a)          0            0            0
  Other assets                                         7            7          2         9           4            2            0
------------------------------------------------------------------------------------------------------------------------------------
Total Assets                                      57,955        1,506      5,796     1,895       4,338       27,515        4,080
------------------------------------------------------------------------------------------------------------------------------------
Liabilities:
Payables:
  Cash overdraft                                      82            0         58         3           1        1,079            0
  Investment advisory fees (Note 2)                   47            1          4         1           1            8            0
  Distribution and service charges payable             0           (a)         7         1           2            7            0
  Investments purchased                              985           25        173         0           0            0            0
  Fund shares redeemed                               345            0          0         0           3            3            0
  Accrued expenses                                    95           17         14        19          13            9            5
------------------------------------------------------------------------------------------------------------------------------------
Total Liabilities                                  1,554           43        256        24          20        1,106            5
------------------------------------------------------------------------------------------------------------------------------------
Net Assets                                        56,401        1,463      5,540     1,871       4,318       26,409        4,075
------------------------------------------------------------------------------------------------------------------------------------
Analysis of net assets:
Paid in capital (b)                               90,973        3,722     13,304     5,577       6,653       26,120        4,075
Accumulated undistributed
  net investment income (loss)                         0            0          0         0          (a)          (a)           0
Accumulated undistributed
  net realized gain (loss)                       (34,242)      (1,894)    (7,879)   (3,585)     (2,267)        (955)           0
Net unrealized appreciation
  on investments                                    (330)        (365)       115      (121)        (68)       1,244            0
------------------------------------------------------------------------------------------------------------------------------------
Net Assets                                      $ 56,401      $ 1,463    $ 5,540   $ 1,871     $ 4,318      $26,409       $4,075
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, offering price, and
  redemption price per share (7,153 shares
  of capital stock and 271; 1,143; 401; 498;
  2,525; 4,075 shares of beneficial interest
  issued and outstanding respectively)          $   7.88       $ 5.40    $  4.85   $  4.66     $  8.66      $ 10.46       $ 1.00
------------------------------------------------------------------------------------------------------------------------------------


*  Formerly Small-Cap Equity Fund
** Formerly Large-Cap Equity Fund

See accompanying notes to financial statements.

(a) Rounds to less than $1,000.

(b) Amount for Monetta Fund represents $72 of $0.01 par value and $90,901 of additional paid in capital, 100 million shares are authorized. Each fund of Monetta Trust has an unlimited number of no par value shares of beneficial interest authorized.

STATEMENTS OF ASSETS AND LIABILITIES                           December 31, 2002
(In Thousands)

                                                              Select      Mid-Cap   Blue                 Intermediate    Government
                                                Monetta     Technology    Equity    Chip       Balanced      Bond       Money Market
                                                  Fund         Fund*       Fund    Fund**        Fund        Fund           Fund
Investment income and expenses:
Investment income:
  Interest                                       $   411      $     2    $     6    $    1       $ 127      $ 1,457      $    71
  Dividend                                           231            3         33        25          29            0            0
------------------------------------------------------------------------------------------------------------------------------------
Total investment income                              642            5         39        26         156        1,457           71
------------------------------------------------------------------------------------------------------------------------------------
Expenses:
  Investment advisory fee (Note 2)                   617           15         51        17          21          103           10
  Distribution expense (Note 6)                        0            5         17         6          13           73            4
  Custodial fees and bank cash management fee         37            3          6         3           4            8            2
  State registration                                  22           14         13        13          13           14            8
  Transfer and shareholder servicing agent fee       391           53         40        57          31           25           20
  Other                                               99           14         16        15          13           23            8
------------------------------------------------------------------------------------------------------------------------------------
Total expenses                                     1,166          104        143       111          95          246           52
Expenses waived/reimbursed                             0          (40)         0       (38)          0            0          (25)
Fees paid indirectly (Note 7)                        (98)         (14)       (16)      (15)        (12)         (23)          (8)
------------------------------------------------------------------------------------------------------------------------------------
Expenses net of waived, reimbursed expenses
  and fees paid indirectly                         1,068           50        127        58          83          223           19
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                        (426)         (45)       (88)      (32)         73        1,234           52
------------------------------------------------------------------------------------------------------------------------------------
Realized and unrealized gain (loss) on
  investments:
Realized gain (loss) on investments:
  Proceeds from sales                            272,996        2,054     16,206     5,209        8,141      48,088       30,210
  Cost of securities sold                        278,118        2,697     17,654     5,805        8,531      47,655       30,210
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments           (5,122)        (643)    (1,448)     (596)        (390)        433            0
------------------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
  on investments:
  Beginning of period                              4,939          382        738       134          477         387            0
  End of period                                     (330)        (365)       115      (121)         (68)      1,244            0
------------------------------------------------------------------------------------------------------------------------------------
Net change in net unrealized appreciation
  (depreciation) on investments during
   the period                                     (5,269)        (747)      (623)     (255)        (545)        857            0
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
   gain (loss) on investments                    (10,391)      (1,390)    (2,071)     (851)        (935)      1,290            0
Net increase (decrease) in net
   assets from operations                       $(10,817)     $(1,435)   $(2,159)   $ (883)      $ (862)    $ 2,524      $    52
------------------------------------------------------------------------------------------------------------------------------------

*  Formerly Small-Cap Equity Fund
** Formerly Large-Cap Equity Fund
See accompanying notes to financial statements.

(a) Rounds to less than $1,000.

STATEMENTS OF CHANGES IN NET ASSETS                            December 31, 2002
(In Thousands)

                                                                                     Select                    Mid-Cap
                                                        Monetta                    Technology                   Equity
                                                          Fund                        Fund*                     Fund
                                                   2002         2001            2002        2001          2002        2001
From investment activities:

Operations:
  Net investment income (loss)                 $   (426)    $   (104)        $   (45)    $   (37)        $   (88)   $   (74)
  Net realized gain (loss) on
    investments                                  (5,122)     (14,058)           (643)       (681)         (1,448)    (6,096)
  Net change in net unrealized
    appreciation (depreciation)
    on investments during the
    period                                       (5,269)      (7,275)           (747)       (163)           (623)      (752)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
  assets from operations                        (10,817)     (21,437)         (1,435)       (881)         (2,159)    (6,922)
  Distribution from net
    investment income                                 0            0               0           0               0          0
  Distribution from and in excess of
    short-term capital gains, net (b)                 0            0               0          (9)              0        (50)
  Distribution from and in excess of
    net realized gains                                0            0               0          (2)              0        (14)
  Return of Capital Distributions                     0            0               0           0               0          0
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net
  assets from investment
  activities                                    (10,817)     (21,437)         (1,435)       (892)         (2,159)    (6,986)
------------------------------------------------------------------------------------------------------------------------------------
From capital transactions (Note 3):

Proceeds from shares sold                        12,338        4,194             434       1,304             533      1,203
Net asset value of shares
  issued through dividend
  reinvestment                                        0            0               0          10               0         62
Cost of shares redeemed                         (19,206)     (12,108)           (604)     (1,556)         (1,289)    (2,108)
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net
  assets from capital
  transactions                                   (6,868)      (7,914)           (170)       (242)           (756)      (843)
------------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease)
  in net assets                                 (17,685)     (29,351)         (1,605)     (1,134)         (2,915)    (7,829)

Net assets at beginning
  of period                                      74,086      103,437           3,068       4,202           8,455     16,284
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period                    $ 56,401     $ 74,086         $ 1,463     $ 3,068         $ 5,540    $ 8,455
------------------------------------------------------------------------------------------------------------------------------------
Accumulated undistributed
  net investment income                        $      0     $      0         $     0     $     0         $     0    $     0
------------------------------------------------------------------------------------------------------------------------------------

*  Formerly Small-Cap Fund
** Formerly Large-Cap Fund

See accompanying notes to financial statements.

(a) Rounds to less than $1,000.
(b) Distributions of short-term capital gains are included as ordinary income for tax purposes.

STATEMENT OF CHANGES IN NET ASSETS                        December 31, 2003
(In Thousands)

                                             Blue                                     Intermediate            Government
                                             Chip               Balanced                  Bond               Money Market
                                             Fund**               Fund                    Fund                  Fund
                                       2002       2001       2002        2001       2002        2001       2002        2001
From investment activities:

Operations:
 Net investment income(loss)       $   (32)    $   (73)   $    73     $   191    $  1,234    $ 1,731     $    52     $   163
 Net realized gain (loss)
  on investments                      (596)     (2,812)      (390)     (1,497)        433       (684)          0           0
 Net change in net unrealized
  appreciation (depreciation)
  on investments during the
  period                              (255)       (993)      (545)       (252)        857         63           0           0
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
  assets from operations              (883)     (3,878)      (862)     (1,558)      2,524      1,110          52         163
 Distribution from net
  investment income                      0           0        (85)       (191)     (1,234)    (1,742)        (52)       (163)
 Distribution from and in excess of
  short-term capital gains, net (b)      0           0          0          (4)          0       (460)          0           0
 Distribution from and in excess of
  net realized gains                     0          (9)         0         (10)          0       (240)          0           0
 Return of Capital Distribution          0           0          0           0           0        (87)          0           0
-----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net
  assets from investment
  activities                          (883)     (3,887)      (947)     (1,763)      1,290     (1,419)          0           0
-----------------------------------------------------------------------------------------------------------------------------
From capital transactions
   (Note 3):

Proceeds from shares sold              343         425        402         412       5,389     14,692       2,118       2,409
Net asset value of shares issued
  through dividend reinvestment          0           9         84         201       1,000      2,067          51         162
Cost of shares redeemed               (612)       (923)    (1,751)     (1,528)    (14,127)    (7,877)     (2,261)     (2,905)
-----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
  from capital transactions           (269)       (489)    (1,265)       (915)     (7,738)     8,882         (92)       (334)
-----------------------------------------------------------------------------------------------------------------------------
Total increase (decrease)
  in net assets                     (1,152)     (4,376)    (2,212)     (2,678)     (6,448)     7,463         (92)       (334)
Net assets at beginning of period    3,023       7,399      6,530       9,208      32,857     25,394       4,167       4,501
-----------------------------------------------------------------------------------------------------------------------------
Net assets at end of period        $ 1,871     $ 3,023    $ 4,318     $ 6,530    $ 26,409    $32,857     $ 4,075     $ 4,167
-----------------------------------------------------------------------------------------------------------------------------
Accumulated undistributed
  net investment income            $     0     $     0         (a)    $     1          (a)   $     0     $     0     $     0
-----------------------------------------------------------------------------------------------------------------------------

*  Formerly Small-Cap Fund
** Formerly Large-Cap Fund

See accompanying notes to financial statements.

(a) Rounds to less than $1,000.
(b) Distributions of short-term capital gains are included as ordinary income for tax purposes.

--------------------------------------------------------------------------------
Notes To Financial Statements                                  December 31, 2002
--------------------------------------------------------------------------------

1.   SIGNIFICANT ACCOUNTING POLICIES:
     Monetta Fund, Inc. (Monetta Fund) is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The objective of Monetta Fund is capital appreciation by investing primarily in equity securities believed to have growth potential. The Fund generally invests in companies with a market capitalization of under $3 billion. Effective January 1, 2003, the market capitalization restriction was removed. The Fund invests primarily in growth companies of all market capitalization ranges.

     Monetta Trust (the Trust) is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The following funds are series of the Trust:

     Select Technology Fund (formerly Small-Cap Fund). The primary objective of this Fund is capital appreciation. The Fund invests at least 80% of its assets in common stocks of technology-related companies. There is no limit on the market capitalization of the companies the Fund may invest in.

     Mid-Cap Equity Fund. The primary objective of this Fund is long-term capital growth by investing in common stocks believed to have above average growth potential. The Fund typically invests in companies within a market capitalization range of $1 billion to $10 billion.

     Blue Chip Fund (formerly Large-Cap Fund). The primary objective of this Fund is to seek long-term capital growth by investing in common stocks believed to have above average growth potential. The Fund typically invests in companies with a market capitalization of greater than $10 billion.

     Balanced Fund. The objective of this Fund is to seek a favorable total rate of return through capital appreciation and current income consistent with preservation of capital, derived from investing in a portfolio of equity and fixed income securities.

     Intermediate Bond Fund. The objective of this Fund is to seek high current income consistent with the preservation of capital by investing primarily in marketable debt securities.

     Government Money Market Fund. The primary objective of this Fund is to seek maximum current income consistent with safety of capital and maintenance of liquidity. The Fund invests in U.S. Government securities maturing in thirteen months or less from the date of purchase and repurchase agreements for U.S. Government securities. U.S. Government securities include securities issued or guaranteed by the U.S. Government or by its agencies or instrumentalities.

     The Monetta Family of Mutual Funds is comprised of Monetta Fund, Inc. and each of the Trust Series and is collectively referred to as the Funds. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles:

     (a)  Securities Valuation
          Investments are stated at market value based on the last reported sale price on national securities exchanges, or the NASDAQ Market, on the last business day of the period. Listed securities and securities traded on the over-the-counter markets that did not trade on the last business day are valued at the mean between the quoted bid and asked prices. Short-term securities, including all securities held by the Government Money Market Fund, are stated at amortized cost, which is substantially equivalent to market value.

     (b)  Use of Estimates
          The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America, requires the Funds' management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the results of operations during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
Notes To Financial Statements                                  December 31, 2002
--------------------------------------------------------------------------------

     (c)  Federal Income Taxes
          It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no provision for federal income taxes is required.

          The Funds intend to utilize provisions of the federal income tax laws which allow them to carry a realized loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 2002, the losses amounted to $33,561,081 for the Monetta Fund, which will expire between December 31, 2009 and December 31, 2011; $1,891,124 for the Monetta Select Technology Fund, which will expire between December 31, 2009 and December 31, 2011; $7,878,727 for the Monetta Mid-Cap Equity Fund, which will expire between December 31, 2009 and December 31, 2010; $3,494,930 for the Monetta Blue Chip Fund, which will expire between December 31, 2009 and December 31, 2011; $2,250,764 for the Monetta Balanced Fund, which will expire between December 31, 2009 and December 31, 2011; and $924,895 for the Monetta Intermediate Bond Fund, which will expire between December 31, 2009 and December 31, 2010.

          Net realized gains or losses differ for financial reporting and tax purposes as a result of losses from wash sales, post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year, and gains and losses from real estate investment trusts.

     (d)  General
          Security transactions are accounted for on a trade date basis. Daily realized gains and losses from security transactions are reported on the first-in, first-out cost basis. Interest income is recorded daily on the accrual basis and dividend income on the ex-dividend date. Bond Discount/Premium is amortized using the interest method. Income received from class action settlements is recorded as other income when received.

     (e)  Distributions of Incomes and Gains
          Distributions to shareholders are recorded by the Funds (except for the Government Money Market Fund) on the ex-dividend date. The Government Money Market Fund declares dividends daily and automatically reinvests such dividends daily. Due to inherent differences in the characterization of short-term capital gains under accounting principles generally accepted in the United States of America and for federal income tax purposes, the amount of distributable net investment income for book and federal income tax purposes may differ.

          Net investment income and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of permanent book and tax basis differences. For the Monetta Fund, Monetta Select Technology Fund, Monetta Mid-Cap Equity Fund, and Monetta Balanced Fund permanent book and tax differences relating to class action proceeds in the amount of $ 236,920, $14,465, $2,298, and $12,815, respectively, were reclassified from accumulated undistributed net realized gain (loss) to accumulated undistributed net investment income (loss).

          For federal income tax purposes, a net operating loss recognized in the current year cannot be used to offset future year's net investment income. For the year ended December 31, 2002, the Monetta Mid-Cap Equity Fund, Monetta Blue Chip Fund, Monetta Select Technology Fund, and Monetta Fund had net operating losses of $86,340, $31,954, $29,552, and $189,425, respectively for tax purposes which were reclassified from accumulated undistributed net investment income to capital.

--------------------------------------------------------------------------------
Notes To Financial Statements                                  December 31, 2002
--------------------------------------------------------------------------------

     As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

                                                  Select     Mid-Cap   Blue              Intermediate   Government
                                      Monetta   Technology   Equity    Chip   Balanced       Bond          Money
                                       Fund        Fund       Fund     Fund     Fund         Fund       Market Fund
     --------------------------------------------------------------------------------------------------------------
     Undistributed Ordinary Income      --          --         --       --       576          538            --
     --------------------------------------------------------------------------------------------------------------

     The tax character of distributions paid during the calendar year ended December 31, 2002, were as follows:

                                                  Select     Mid-Cap   Blue              Intermediate   Government
                                      Monetta   Technology   Equity    Chip   Balanced       Bond          Money
                                       Fund        Fund       Fund     Fund     Fund         Fund       Market Fund
     --------------------------------------------------------------------------------------------------------------
     Ordinary Income                    --          --         --       --     85,726      1,233,398       51,984
     --------------------------------------------------------------------------------------------------------------

     (f)  Reclassifications
          Certain items have been reclassified to be consistent with the current year's presentation.

2.   RELATED PARTIES:
     Robert S. Bacarella is an officer and director of the Funds and also an officer, director and majority shareholder of the investment adviser, Monetta Financial Services, Inc. (Adviser). For the year ended December 31, 2002, renumerations required to be paid to all interested directors or trustees has been absorbed by the Adviser. Fees paid to outside Directors or Trustees have been absorbed by the respective Funds.

     Each Fund pays an investment advisory fee to the Adviser based on that Fund's individual net assets, payable monthly at the following annual rate:

                                       First $300 million in      Next $200 million in      Net assets over
                                             net assets                 net assets           $500 million
     Monetta Fund                               0.95%                      0.90%                 0.85%
     Monetta Select Technology Fund             0.75%                      0.70%                 0.65%
     Monetta Mid-Cap Equity Fund                0.75%                      0.70%                 0.65%
     Monetta Blue Chip Fund                     0.75%                      0.70%                 0.65%

     Monetta Balanced Fund                  0.40% of total net assets
     Monetta Intermediate Bond Fund         0.35% of total net assets
     Monetta Government Money Market Fund*  0.25% of total net assets


     From these fees the Adviser pays for all necessary office facilities, equipment and personal for managing the assets of each fund. In addition, the Adviser pays for all expenses in determining the daily price computations, placement of securities orders and related bookkeeping. Investment advisory fees waived, and 12B-1 fees waived through December 31, 2002, for the Government Money Market Fund, were $10,480, and $4,192, respectively.

     Monetta Financial Services, Inc., as of December 31, 2002 owned 15,487 shares or 5.7% of the Select Technology Fund, 29,653 shares or 5.9% of the Balanced Fund and, 8,934 shares or 2.2% of the Blue Chip Fund. Monetta Financial Services, Inc. owns less than 1% of the Mid-Cap Equity Fund, Intermediate Bond Fund and the Government Money Market Fund.

3.   SUB-ADVISER:
     Effective December 3, 2001, the Adviser entered into a Sub-Advisory agreement with Ambassador Capital Management LLC to manage the Intermediate Bond Fund, the Government Money Market Fund and the fixed-income portion of the Balanced Fund. The sub-advisory fees paid to Ambassador Capital Management LLC by the Adviser, for Net Assets in excess of $30 million are, Intermediate Bond Fund, 0.10%; Balanced Fund, 0.10% (applies only to the fixed-income portion of the portfolio); and the Government Money Market Fund, 20% of the fee charged by the Adviser.

--------------------------------------------------------------------------------
Notes To Financial Statements                                  December 31, 2002
--------------------------------------------------------------------------------

4.   CAPITAL STOCK AND SHARE UNITS:
     There are 100,000,000 shares of $0.01 par value capital stock authorized for the Monetta Fund. There is an unlimited number of no par value shares of beneficial interest authorized for each series of the Trust.

-----------------------------------------------------------------------------------------------------------
                                                                                                 Government
                                      Select     Mid-Cap                          Intermediate     Money
                          Monetta   Technology   Equity    Blue Chip   Balanced       Bond         Market
(In Thousands)             Fund        Fund*      Fund       Fund**      Fund         Fund          Fund

2001 Beginning Shares      8,781        312       1,380       506         719         2,453         4,501
-----------------------------------------------------------------------------------------------------------
Shares sold                  424        102         145        49          37         1,391         2,409

Shares issued upon
  dividend reinvestment        0          1           9         1          19           199           162

Shares redeemed           (1,236)      (121)       (266)     (105)       (140)         (755)       (2,905)
-----------------------------------------------------------------------------------------------------------
Net increase (decrease)
  in shares outstanding     (812)       (18)       (112)      (55)        (84)          835          (334)

2002 Beginning Shares      7,969        294       1,268       451         635         3,288         4,167
-----------------------------------------------------------------------------------------------------------
Shares sold                1,475         57          93        59          42           536         2,118

Shares issued upon
  dividend reinvestment        0          0           0         0           9            99            51

Shares redeemed           (2,291)       (80)       (218)     (109)       (188)       (1,398)       (2,261)
-----------------------------------------------------------------------------------------------------------
Net increase (decrease)
  in shares outstanding     (816)       (23)       (125)      (50)       (137)         (763)          (92)

Ending Shares              7,153        271       1,143       401         498         2,525         4,075
-----------------------------------------------------------------------------------------------------------

* Formerly Small-Cap Fund
** Formerly Large-Cap Fund

5.   PURCHASES AND SALES OF INVESTMENT SECURITIES:

     The cost of purchases and proceeds from sales of securities for the year ended December 31, 2002, excluding short-term securities were: Monetta Fund, $252,769,241 and $272,759,608; Select Technology Fund (formerly Small-Cap), $1,982,297 and $2,038,714; Mid-Cap Fund, $15,248,902 and
     $16,203,622; Blue Chip Fund (formerly Large-Cap), $4,779,432 and $5,209,143; Balanced Fund, $6,732,804 and $8,128,367; and Intermediate Bond Fund, $45,659,264 and $48,088,378. The cost of purchases and proceeds from the sales of government securities included in the preceding numbers were as follows: Balanced Fund, $1,003,337 and $1,634,227; and Intermediate Bond Fund, $27,912,139 and $30,168,779. Proceeds from sales of securities reported above do not reflect proceeds received from settlement of class action litigations as reported in the Statement of Operations.

6.   DISTRIBUTION PLAN:
     The Trust and its shareholders have adopted a service and distribution plan (the Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan permits the participating Funds to pay certain expenses associated with the distribution of their shares. Annual fees under the Plan of up to 0.25% for the Select Technology (formerly Small-Cap), Mid-Cap, Blue Chip (formerly Large-Cap), Balanced, and Intermediate Bond Funds and up to 0.10% for the Government Money Market Fund are accrued daily. The distributor is Quasar Distributors, LLC.

7.   FEES PAID INDIRECTLY:
     Various Fund expenses paid for indirectly through directed brokerage agreements (soft dollars), such as legal, audit, tax, proxy and printing, for the year ended December 31, 2002 are as follows: Monetta Fund, $98,133; Select Technology Fund, $14,051; Mid-Cap Fund, $15,559; Blue Chip Fund, $14,613; Balanced Fund, $12,126; Intermediate Bond Fund, $22,570 and Government Money Market Fund, $7,622. Expenses not specific to a fund are allocated across the funds as a percent of net assets. These expenses are reported on the Other Expenses line of the Statement of Operations.

--------------------------------------------------------------------------------
Notes To Financial Statements                                  December 31, 2002
--------------------------------------------------------------------------------
8.   FINANCIAL HIGHLIGHTS:
     Financial highlights for Monetta Fund for a share of capital stock outstanding throughout the period is presented below:

--------------------------------------------------------------------------------
                                  MONETTA FUND
--------------------------------------------------------------------------------

                                                         2002      2001      2000      1999      1998

Net asset value at
  beginning of period                                   $9.296   $11.779   $22.711   $14.964   $17.274
-------------------------------------------------------------------------------------------------------

Net investment income (loss)                            (0.056)   (0.013)   (0.021)    0.075    (0.104)

Net realized and unrealized gain
     (loss) on investments                              (1.355)   (2.470)   (3.911)    7.672    (1.554)
-------------------------------------------------------------------------------------------------------

Total from investment
   operations:                                          (1.411)   (2.483)   (3.932)    7.747    (1.658)
-------------------------------------------------------------------------------------------------------

Less:
 Distributions from net investment
  income                                                 0.000     0.000    (0.095)    0.000     0.000

 Distributions from short-term capital
  gains, net (a)                                         0.000     0.000    (4.925)    0.000    (0.283)

 Distributions from net realized gains                   0.000     0.000    (1.980)    0.000    (0.369)
-------------------------------------------------------------------------------------------------------

Total distributions                                      0.000     0.000    (7.000)    0.000    (0.652)
-------------------------------------------------------------------------------------------------------

Net asset value at end of period                        $7.885    $9.296   $11.779   $22.711   $14.964
-------------------------------------------------------------------------------------------------------

Total return                                           (15.27%)  (21.05%)  (15.97%)   51.80%    (9.03%)

Ratio to average net assets:
  Expenses-Net                                           1.65%     1.49%     1.32%     1.45%     1.36%
  Expenses-Gross(b)                                      1.80%     1.55%     1.32%     1.45%     1.36%
  Net investment income                                 (0.66%)   (0.12%)   (0.09%)    0.50%    (0.64%)
  Portfolio turnover                                    609.1%    469.5%    353.8%    210.9%    107.5%
Net assets ($ millions)                                  $56.4     $74.1    $103.4    $135.7    $124.7
-------------------------------------------------------------------------------------------------------

(a) Gross Expense Ratio reflects fees paid indirectly.
The per share ratios are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.

--------------------------------------------------------------------------------
Notes To Financial Statements                                  December 31, 2002
--------------------------------------------------------------------------------

Financial highlights for each Fund of the Trust for a share outstanding throughout the period are as follows:

-------------------------------------------------------------------------------------------------------
                           SELECT TECHNOLOGY FUND (formerly Small-Cap Fund)
-------------------------------------------------------------------------------------------------------
                                              2002         2001         2000          1999        1998
Net asset value at beginning of period      $10.414      $13.450      $21.831       $13.396     $13.900
-------------------------------------------------------------------------------------------------------
Net investment income (loss)                 (0.158)      (0.125)      (0.274)       (0.264)     (0.272)
Net realized and unrealized gain (loss)
  on investments                             (4.858)      (2.875)      (4.182)        8.699      (0.136)
-------------------------------------------------------------------------------------------------------
Total from investment operations             (5.016)      (3.000)      (4.456)        8.435      (0.408)
-------------------------------------------------------------------------------------------------------
Less:
  Distributions from net investment income    0.000        0.000        0.000         0.000       0.000
  Distributions from short-term capital
    gains, net                                0.000       (0.030)      (3.160)        0.000      (0.096)
  Distributions from net realized gains       0.000       (0.006)      (0.765)        0.000       0.000
-------------------------------------------------------------------------------------------------------
Total distributions                           0.000       (0.036)      (3.925)        0.000      (0.096)
-------------------------------------------------------------------------------------------------------
Net asset value at end of period             $5.398      $10.414      $13.450       $21.831     $13.396
-------------------------------------------------------------------------------------------------------
Total return*                               (48.13%)     (22.34%)     (18.74%)       62.91%      (2.81%)
Ratios to average net assets:
  Expenses - Net* (a)                         2.50%        2.50%        1.95%         2.36%       2.39%
  Expenses - Gross* (b)                       5.27%        2.91%        1.95%         2.36%       2.39%
  Net investment income                      (2.24%)      (1.10%)      (1.33%)       (1.82%)     (2.04%)
  Portfolio turnover                        104.84%       472.1%       492.6%        265.0%      200.4%
Net assets ($ thousands)                     $1,463       $3,068       $4,202        $5,332      $3,980
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                          MID-CAP EQUITY FUND
-------------------------------------------------------------------------------------------------------
                                              2002         2001         2000          1999        1998
Net asset value at beginning of period       $6.670      $11.802      $20.355       $13.571     $14.975
-------------------------------------------------------------------------------------------------------
Net investment income (loss)                 (0.074)      (0.056)      (0.119)       (0.099)      0.022
Net realized and unrealized gain (loss)
  on investments                             (1.747)      (5.025)      (2.704)        7.225      (0.266)
-------------------------------------------------------------------------------------------------------
Total from investment operations             (1.821)      (5.081)      (2.823)        7.126      (0.244)
-------------------------------------------------------------------------------------------------------
Less:
  Distributions from net investment income    0.000        0.000        0.000         0.000      (0.022)
  Distributions from short-term capital
    gains, net                                0.000       (0.039)      (4.270)       (0.342)     (0.477)
  Distributions from net realized gains       0.000       (0.012)      (1.460)        0.000      (0.661)
-------------------------------------------------------------------------------------------------------
Total distributions                           0.000       (0.051)      (5.730)       (0.342)     (1.160)
-------------------------------------------------------------------------------------------------------
Net asset value at end of period             $4.849       $6.670      $11.802       $20.355     $13.571
-------------------------------------------------------------------------------------------------------
Total return                                (27.29%)     (43.05%)     (12.69%)       53.39%      (0.85%)
Ratios to average net assets:
  Expenses - Net (a)                          1.89%        1.45%        1.21%         1.25%       1.21%
  Expenses - Gross (b)                        2.12%        1.58%        1.21%         1.25%       1.21%
  Net investment income                      (1.31%)      (0.71%)      (0.56%)       (0.67%)      0.15%
  Portfolio turnover                        235.84%       328.3%       194.6%        170.4%      237.6%
Net assets ($ thousands)                     $5,540       $8,455      $16,284       $19,458     $18,920
-------------------------------------------------------------------------------------------------------

*Ratios and total return for the year of inception are calculated from the date of inception to the end of the period.
(a) The net expense ratio is after reimbursed and indirect expenses paid. For the Select Technology Fund, the expense ratio after reimbursed expenses but before indirect expenses paid would be 3.21% and 2.53% for the period ended December 31, 2002 and for the year ended December 31, 2001, respectively.
(b) Gross Expense Ratio reflects fees paid indirectly.
The per share ratios are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.

Notes To Financial Statements                                  December 31, 2002

--------------------------------------------------------------------------------------------------------
                                BLUE CHIP FUND (formerly Large-Cap Fund)
--------------------------------------------------------------------------------------------------------
                                               2002         2001         2000         1999         1998
Net asset value at beginning of period        $6.707      $14.610      $20.062      $13.437      $13.359
--------------------------------------------------------------------------------------------------------
Net investment income (loss)                  (0.076)      (0.154)      (0.197)      (0.147)      (0.068)
Net realized and unrealized
  gain (loss) on investments                  (1.968)      (7.729)      (2.837)       7.297        1.074
--------------------------------------------------------------------------------------------------------
Total from investment operations              (2.044)      (7.883)      (3.034)      (7.150)      (1.006)
--------------------------------------------------------------------------------------------------------
Less:
  Distributions from net
    investment income                          0.000        0.000        0.000        0.000        0.000
  Distributions from short-term
    capital gains, net                         0.000        0.000       (0.108)      (0.078)      (0.714)
  Distributions from net
    realized gains                             0.000       (0.020)      (2.310)      (0.447)      (0.214)
--------------------------------------------------------------------------------------------------------
Total distributions                            0.000       (0.020)      (2.418)      (0.525)      (0.928)
--------------------------------------------------------------------------------------------------------
Net asset value at end of period              $4.663       $6.707      $14.610      $20.062      $13.437
--------------------------------------------------------------------------------------------------------
Total return                                 (30.55%)     (53.94%)     (14.96%)      53.98%        8.99%
  Ratios to average net assets:
  Expenses - Net (a)                           2.50%        2.38%        1.61%        1.66%        1.86%
  Expenses - Gross (b)                         4.75%        2.72%        1.61%        1.66%        1.86%
  Net investment income                       (1.37%)      (1.76%)      (0.99%)      (0.91%)      (0.52%)
  Portfolio turnover                         209.91%       394.1%       155.6%        81.4%       207.5%
Net assets ($ thousands)                      $1,871       $3,023       $7,399       $9,298       $4,185
--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------
                                              BALANCED FUND
--------------------------------------------------------------------------------------------------------
                                               2002         2001         2000         1999         1998
Net asset value at beginning of period       $10.282      $12.813      $16.268      $14.476      $14.078
--------------------------------------------------------------------------------------------------------
Net investment income (loss)                   0.129        0.279        0.318        0.239        0.290
Net realized and unrealized
    gain (loss) on investments                (1.596)      (2.504)      (1.173)       3.741        0.838
--------------------------------------------------------------------------------------------------------
Total from investment operations              (1.467)      (2.225)      (0.855)       3.980        1.128
--------------------------------------------------------------------------------------------------------
Less:
  Distributions from net
    investment income                         (0.155)      (0.284)      (0.310)      (0.265)      (0.286)
  Distributions from short-term
    capital gains, net                         0.000       (0.007)      (0.850)      (1.468)      (0.389)
  Distributions from net
    realized gains                             0.000       (0.015)      (1.440)      (0.455)      (0.055)
--------------------------------------------------------------------------------------------------------
Total distributions                           (0.155)      (0.306)      (2.600)      (2.188)      (0.730)
--------------------------------------------------------------------------------------------------------
Net asset value at end of period              $8.660      $10.282      $12.813      $16.268      $14.476
--------------------------------------------------------------------------------------------------------
Total return                                 (14.28%)     (17.34%)      (5.15%)      29.60%        8.59%
Ratios to average net assets:
  Expenses - Net (a)                           1.57%        1.10%        0.96%        0.95%        0.84%
  Expenses - Gross (b)                         1.80%        1.23%        0.96%        0.95%        0.84%
  Net investment income                        1.39%        2.58%        1.94%        1.55%        2.06%
  Portfolio turnover                          131.06%       211.5%       167.4%        71.3%       127.7%
Net assets ($ thousands)                      $4,318       $6,530       $9,208       $9,449      $14,489
========================================================================================================

(a) The net expense ratio is after reimbursed and indirect expenses paid. For the Blue Chip Fund, the expense ratio after reimbursed expenses but before indirect expenses paid would be 3.13% for the period ended December 31, 2002.

(b) Gross Expense Ratio reflects fees paid indirectly.

The per share ratios are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.

-------------------------------------------------------------------------------------------------------
Notes To Financial Statements                                  December 31, 2002
-------------------------------------------------------------------------------------------------------
                                        INTERMEDIATE BOND FUND
-------------------------------------------------------------------------------------------------------
                                              2002         2001         2000          1999        1998
Net asset value at beginning of period       $9.993      $10.352      $10.244       $10.652     $10.445
-------------------------------------------------------------------------------------------------------
Net investment income                         0.425        0.587        0.691         0.602       0.592
Net realized and unrealized gain (loss)
  on investments                              0.473       (0.121)       0.102        (0.435)      0.269
-------------------------------------------------------------------------------------------------------
Total from investment operations              0.898        0.466        0.793         0.167       0.861
-------------------------------------------------------------------------------------------------------
Less:
  Distributions from net investment income   (0.430)      (0.589)      (0.685)       (0.565)     (0.577)
  Distributions from short-term capital
    gains, net                                0.000       (0.163)       0.000        (0.004)     (0.038)
  Distributions from net realized gains       0.000       (0.073)       0.000        (0.006)     (0.039)
-------------------------------------------------------------------------------------------------------
Total distributions                          (0.430)      (0.825)      (0.685)       (0.575)     (0.654)
-------------------------------------------------------------------------------------------------------
Net asset value at end of period            $10.461       $9.993      $10.352       $10.244     $10.652
-------------------------------------------------------------------------------------------------------
Total return                                  9.24%        4.44%        8.13%         1.60%       8.38%
Ratios to average net assets:
  Expenses - Net (a)                          0.76%        0.65%        0.57%         0.54%       0.55%
  Expenses - Gross (b)                        0.84%        0.73%        0.69%         0.74%       0.75%
  Net investment income                       4.21%        5.57%        6.82%         5.78%       5.59%
  Portfolio turnover                        163.91%       263.0%       120.3%        115.2%       52.0%
Net assets ($ thousands)                    $26,409      $32,857      $25,394       $19,873      $6,676
-------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------
                                     GOVERNMENT MONEY MARKET FUND
-------------------------------------------------------------------------------------------------------
                                              2002         2001         2000          1999        1998
Net asset value at beginning of period       $1.000       $1.000       $1.000        $1.000      $1.000
-------------------------------------------------------------------------------------------------------
Net investment income                         0.012        0.036        0.059         0.047       0.051
Net realized and unrealized gain (loss)
  on investments                              0.000        0.000        0.000         0.000       0.000
-------------------------------------------------------------------------------------------------------
Total from investment operations              0.012        0.036        0.059         0.047       0.051
-------------------------------------------------------------------------------------------------------
Less:
  Distributions from net investment income   (0.012)      (0.036)      (0.059)       (0.047)     (0.051)
  Distributions from short-term capital
    gains, net                                0.000        0.000        0.000         0.000       0.000
  Distributions from net realized gains       0.000        0.000        0.000         0.000       0.000
-------------------------------------------------------------------------------------------------------
Total distributions                          (0.012)      (0.036)      (0.059)       (0.047)     (0.051)
-------------------------------------------------------------------------------------------------------
Net asset value at end of period             $1.000       $1.000       $1.000        $1.000      $1.000
-------------------------------------------------------------------------------------------------------
Total return                                  1.25%        3.67%        6.03%         4.85%       5.24%
Ratios to average net assets:
  Expenses - Net (a)                          0.46%        0.38%        0.40%         0.35%       0.32%
  Expenses - Gross (b)                        1.24%        1.09%        0.74%         0.70%       0.68%
  Net investment income                       1.24%        3.61%        5.89%         4.71%       5.11%
  Portfolio turnover                            N/A          N/A          N/A           N/A         N/A
Net assets ($ thousands)                     $4,075       $4,167       $4,501        $3,700      $4,095
-------------------------------------------------------------------------------------------------------

(a) The net expense ratio is after reimbursed and indirect expenses paid. For the Government Money Market Fund, the expense ratio after reimbursed expenses but before indirect expenses paid would be 0.64% and 0.88% for the years ended December 31, 2002 and December 31, 2001, respectively.
(b) Ratios of expenses and net income adjusted to reflect investment advisory fees and charges of the Trust's custodian and transfer agent assumed by the investment advisor, as well as fees paid indirectly.
The per-share ratios are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.

--------------------------------------------------------------------------------
                          INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

The Boards of Directors and Trustees and the Shareholders of Monetta Fund, Inc., and Monetta Trust:

We have audited the accompanying statements of assets and liabilities of Monetta Fund, Inc., and Monetta Trust (comprising, respectively, the Select Technology Fund (formerly Small-Cap Fund), Mid-Cap Equity Fund, Blue Chip Fund (formerly Large-Cap Fund), Balanced Fund, Intermediate Bond Fund, and Government Money Market Fund), collectively referred to as the "Funds," including the schedules of investments as of December 31, 2002, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Monetta Fund, Inc., and each of the respective Funds constituting the Monetta Trust as of December 31, 2002, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.




                                                      /s/ KPMG LLP



Chicago, Illinois
February 4, 2003

--------------------------------------------------------------------------------
Directors/Trustees
--------------------------------------------------------------------------------

Name (age)                            Principal Occupation During Past 5 Years              Other Directorships and
Position(s) Held with Fund/Trust                                                            Affiliations

Independent ("disinterested") Directors/Trustees

John L. Guy (50)                      Executive Assistant, Wachovia Corp. (formerly         Director Boys & Girls Club
Trustee since 1993                    First Union Nat'l Bank), Business Banking,            of Chicago
Director since 1998                   General Bank Group, since Nov. 1999;
                                      President, Heller Small Business Lending
                                      Corporation (formerly Heller First Capital Corp.),
                                      May 1995 to Nov. 1999.

Marlene Zielonka Hodges (54)          Director of Finance for Women's Apparel,
Director and Trustee since 2001       Sears Roebuck & Company from 1970 retired
                                      November 2001.

Mark F. Ogan (60)                     President, DuPage Capital Management, Ltd.,           Director JMI-USA, Inc.
Director since 1988                   since April 1995.                                     and Director Montini
Trustee since 1993                                                                          Catholic High School.

William M. Valiant (77)               Director of Monetta Financial Services, Inc.,
Trustee since 1993                    (Adviser), February 1991 to 1997;
Director since 2001                   Vice President and Treasurer, Borg-Warner
                                      Corporation, retired, July 1990.

Inside ("interested") Directors/Trustees

Robert S. Bacarella (53)              Chairman, Chief Executive Officer and                 Wheaton Police Pension
Director and President since 1985     President since April 1997; Chairman and              Board, 1994 to 2001.
Trustee and President since 1993      Chief Executive Officer of Adviser, 1996 to
                                      1997; President of the Adviser 1984 to 1996;
                                      Director of the Adviser since 1984

John W. Bakos (55)                    Division Placement Manager, Sears, Roebuck
Director since 1985                   & Co., since 1969.
Trustee since 1996

Maria Cesario DeNicolo (53)           Chief Financial Officer of the Adviser, since
Director and Trustee since 2001       May 1997; Secretary and Treasurer of the
Chief Financial Officer since 1998    Adviser since 1996; Director of the Adviser
Treasurer of the Fund and Trust       since 1995
  since 1993 & 1994, respectively
Secretary of the Fund and Trust
  since 1998 & 1993, respectively

All of the above Directors and Trustees were elected by shareholders at the December 3, 2001 Special Meeting of Monetta
Fund and Monetta Trust, respectively, to hold office until a successor is elected and qualified. Each Director oversees the Monetta Fund and each Trustee oversees the six funds in the Monetta Trust. The address for each director is the
Adviser's office.

                                                                   -------------
Monetta Family of Mutual Funds                                       PRESORTED
1776-A South Naperville Road                                         STANDARD
Suite 100                                                          U.S. Postage
Wheaton, IL 60187-8133                                                 PAID
                                                                      Monetta
                                                                   -------------
                          PART C - Other Information

Item 23. 	Exhibits

(a)	Agreement and Declaration of Trust (1)

(b)    	Bylaws (1)

(c)    	None

(d)(1)	Investment Advisory Agreement dated December 3, 2001 with
        Monetta Financial Services, Inc.

(d)(2)	Sub-Advisory Agreement dated December 3, 2001 with
        Ambassador Capital Management (3)

(e)    	Distribution Agreement dated May 1, 2002 with Quasar
        Distributors, LLC (3)

(f)    	None

(g)(1) 	Custody agreement dated January 1, 1993 with U.S. Bank,
        N.A. (formerly Firstar Trust Company) (1)

(g)(2) 	Addendum to Custody Agreement dated August 31, 1995
        with U.S. Bank, N.A. (formerly Firstar 	Trust Company)
        adding Monetta Blue Chip (formerly Large-Cap) Fund and
        Monetta Balanced Fund to Custody Agreement (1)

(g)(3) 	Addendum to Custody Agreement dated February 1, 1997
        with U.S. Bank, N.A. (formerly Firstar Trust Company) adding Monetta Select Technology (formerly Small-Cap)
        Fund to Custody Agreement (1)

(h)(1) 	Transfer agency agreement dated February 1, 1993  with
        U.S. Bancorp Fund Services, LLC (formerly Firstar Trust
        Company) (1)

(h)(2) 	Addendum to Transfer Agency Agreement dated
        August 31, 1995 with U.S. Bancorp Fund Services, LLC
        (formerly Firstar Trust Company) adding Monetta Blue Chip
        (formerly Large-Cap) Fund and Monetta Balanced Fund to
        Transfer Agency Agreement (1)

(h)(3) 	Addendum to Transfer Agency Agreement dated
        February 1, 1997 with U.S. Bancorp Fund Services, LLC
        (formerly Firstar Trust Company) adding Monetta Select
        Technology (formerly Small-Cap) Fund to Transfer
        Agency Agreement (1)

(i)(1) 	Opinion of counsel dated January 18, 1993 (1)

(i)(2) 	Opinion of counsel with respect to Monetta Blue Chip
        (formerly Large-Cap) Equity Fund and Monetta Balanced
        Fund dated August 1, 1995 (1)

(i)(3) 	Opinion of counsel with respect to Monetta Select
        Technology (formerly Small-Cap 	Equity) Fund dated
        January 30, 1997 (1)

(i)(4) 	Opinion of counsel with Respect to Monetta Blue Chip
        (formerly Large-Cap Equity) Fund and Monetta Balanced
        Fund dated August 1, 1995 (1)

(i)(5) 	Opinion of counsel with respect to Monetta Select
        Technology (formerly Small-Cap Equity) Fund dated
        January 27, 1997 (1)

(i)(6)  Opinion and consent of counsel dated April 30, 2003

(j) 	Consent of independent auditors

(k)    	Not applicable

(l)    	Subscription agreement (1)

(m)    	Service and Distribution Plan (1)

(n)    	Not applicable

(p)    	Code of Ethics (3)

(q)(1)  Other Exhibits.  Powers of Attorney of John W. Bakos,
        John J. Guy, Jr., Mark F. Ogan and Marlene Z. Hodges as Trustees of Monetta Trust, dated April 29, 2003

(q)(2)  Individual Retirement Account Disclosure Statement
        & Custodial Account Agreement

(1) Previously filed as an exhibit to post-effective amendment no. 8 to Registrant's registration statement on Form N-1A no. 33-54822, and incorporated herein by reference.

(2) Previously filed as an exhibit to post-effective amendment no. 15 to Registrant's registration statement on form N-1A no. 33-54822, and incorporated herein by reference.

(3) Previously filed as an exhibit to post-effective amendment no. 17 to Registrant's registration statement on form N-1A no. 33-54822, and incorporated herein by reference.

Item 24.  	Persons Controlled By or Under Common Control
                with Registrant

The registrant does not consider that there are any persons directly or indirectly controlling, controlled by, or under common control with, the registrant within the meaning of this item. The information in the prospectus under the caption "Management of the Fund" and in the Statement of Additional Information under the captions "Investment Adviser" and "Directors/Trustees and Officers" is incorporated by reference.



Item 25.  	Indemnification

Article VIII of the agreement and declaration of trust of registrant (exhibit 1 to this registration statement, which is incorporated herein by reference) provides in effect that registrant shall provide certain indemnification of its trustees and officers. In accordance with Section 17(h) of the Investment Company Act, that provision shall not protect any person against any liability to the registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.  Business and Other Connections of Investment Adviser

Monetta Financial Services, Inc. ("MFSI"), registrant's investment adviser, also acts as investment adviser to Monetta Fund, Inc.
and to individual and institutional clients. The directors and officers of MFSI are: Robert S. Bacarella, Chairman, President and Director; and Maria C. DeNicolo, Chief Financial Officer, Secretary, Treasurer and Director. The information in the Statement of Additional Information under the heading "Directors/Trustees and Officers" describing the principal occupations and other affiliations of Mr. Bacarella, and Ms. DeNicolo is incorporated herein by reference.

Item 27.    	Principal Underwriters

(a)  	Quasar Distributors, LLC (the "Distributor") also acts
as principal underwriter for the following investment companies:

CULLEN FUNDS TRUST
COUNTRY MUTUAL FUNDS TRUST
THE HENNESSY MUTUAL FUNDS, INC.
THE HENNESSY FUNDS, INC.
KIT COLE INVESTMENT TRUST
EVEREST FUNDS
BRANDYWINE ADVISORS FUND (EXCEPT FOR BRANDYWINE BLUE FUND)
LIGHT REVOLUTION FUND, INC.
IPS FUNDS
THE JENSEN PORTFOLIO
FIRST AMERICAN INSURANCE PORTFOLIOS, INC.
THE LINDNER FUNDS
AHA INVESTMENT FUNDS
WEXLER TRUST, THE MUHLENKAMP FUND
MUTUALS.COM, THE GENERATION WAVE FUNDS
FIRST AMERICAN FUNDS, INC.
FIRST AMERICAN INVESTMENT FUNDS, INC.
FIRST AMERICAN STRATEGY FUNDS, INC.
FIRST AMERICAN CLOSED END FUNDS
ZODIAC TRUST, CONNING MONEY MARKET PORTFOLIO
CCMA SELECT INVESTMENT MULTIPLE SERIES TRUST
     	INDIVIDUAL TRUSTS:
     	CCMA SELECT MONEY MARKET FUND
     	CCMA SELECT INTERNATIONAL CORE EQUITY FUND
CCM ADVISORS FUNDS MULTIPLE SERIES TRUST
    	INDIVIDUAL TRUSTS:
    	Limited Maturity Fixed Income Master Portfolio
    	Full Maturity Fixed Income Master Portfolio
     	Diversified Equity Master Portfolio
     	Balanced Master Portfolio
GLENMEDE FUND, INC. MULTIPLE SERIES TRUST
     	GOVERNMENT CASH PORTFOLIO
     	TAX-EXEMPT CASH PORTFOLIO
     	CORE FIXED INCOME
     	STRATEGIC EQUITY PORTFOLIO
     	INSTITUTIONAL INTERNATIONAL PORTFOLIO
     	INTERNATIONAL PORTFOLIO
    	SMALL CAPITALIZATION VALUE PORTFOLIO
     	LARGE CAP VALUE PORTFOLIO
     	SMALL CAPITALIZATION GROWTH PORTFOLIO
     	CORE VALUE PORTFOLIO
DAL INVESTMENT COMPANY
FORT PITT CAPITAL FUNDS
MW CAPITAL MANAGEMENT FUNDS
QUINTARA FUNDS
JACOB INTERNET FUND

QUASAR CLIENTS DUE TO FFDI MERGER, EFFECTIVE 10/1/01:
ADVISOR SERIES TRUST MULTIPLE SERIES TRUST
     	INDIVIDUAL TRUSTS:
     	AMERICAN TRUST ALLEGIANCE FUND
     	AVATAR ADVANTAGE BALANCE FUND
     	AVATAR ADVANTAGE EQUITY ALLOCATION FUND
     	CAPITAL ADVISORS GROWTH FUND
     	CHASE GROWTH FUND
     	EDGAR LOMAX VALUE FUND
     	HOWARD EQUITY FUND
     	THE JACOBS FUND
     	NATIONAL ASSET MANAGEMENT CORE EQUITY FUND
     	SEGALL BRYANT & HAMILL MID CAP FUND
     	THE AL FRANK FUND
     	THE ROCKHAVEN FUND
     	THE ROCKHAVEN PREMIER DIVIDEND FUND
BRANDES INVESTMENT TRUST, BRANDES INSTITUTIONAL INTERNATIONAL EQUITY FUND, BUILDERS FIXED INCOME FUND, INC.
DESSAUER FUND GROUP, THE DESSAUER GLOBAL EQUITY FUND
FFTW FUNDS, INC.
HARDING LOEVNER FUNDS, INC.
INVESTEC FUNDS
KAYNE ANDERSON FUNDS
PIC INVESTMENT TRUST FUNDS [PROVIDENT INVESTMENT COUNSEL]
PROFESSIONALLY MANAGED PORTFOLIOS (PMP), MULTIPLE SERIES TRUST
     	INDIVIDUAL TRUSTS:
     	AVONDALE HESTER TOTAL RETURN FUND
     	HARRIS BRETALL SULLIVAN & SMITH GROWTH FUND
     	JC EDWARDS EQUITY MASTERS FUND
    	LIGHTHOUSE CONTRARIAN FUND
     	PORTFOLIO 21
     	PZENA FOCUSED VALUE FUND
     	THE OSTERWEIS FUND
     	U.S. GLOBAL LEADERS GROWTH FUND
     	WOMEN'S EQUITY MUTUAL FUND
PURISMA FUNDS
RANIER FUNDS
RNC FUNDS
SEIX FUNDS, INC.
TIFF INVESTMENT PROGRAM, INC.
TRUST FOR INVESTMENT MANAGERS MULTIPLE SERIES TRUST
     	INDIVIDUAL TRUSTS:
     	MCCARTHY INSTITUTIONAL FUND
     	SYM SELECT GROWTH FUND
     	VILLERE BALANCED FUND
TT INTERNATIONAL

Quasar Distributors, LLC is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. Quasar Distributors, LLC is a wholly-owned subsidiary of U.S. Bancorp, a publicly traded company on the New York Stock Exchange under the ticker symbol USB. From February 1, 1997 through April 30, 2002, the distributor was
 Funds Distributor, Inc.

(b) 	The information required by this Item 27(b) with respect
to each director, officer, or partner of Quasar Distributors, LLC is incorporated by reference to Schedule A of Form BD filed by Quasar Distributors, LLC with the Securities and Exchange Commission pursuant to the Securities Act of 1934 (File No. 8-52323).

(c)  	Not applicable

Item 28.  	Location of Accounts and Records

Maria C. DeNicolo
Monetta Financial Services, Inc.
1776-A South Naperville Road, Suite 100
Wheaton, Illinois 60187-8133

Item 29.  	Management Services

None

Item 30.  	Undertakings

(a)  	Not applicable

(b)  	Not applicable

(c)  	Registrant undertakes to furnish each person to whom a
prospectus is delivered, upon request and without charge, a copy of Registrant's most recent annual report to shareholders.

(d)  	Registrant undertakes to call a meeting of shareholders for
the purpose of voting upon the question of removal of a trustee or trustees when requested to do so by the holders of at least 10% of Registrant's outstanding shares of beneficial interest, and in connection with such meeting to comply with the provisions of section 16(c) of the Investment Company Act of 1940.


	SIGNATURES

	Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the registrant certifies that it meets all of the requirements for effectiveness of this registration statement pursuant to rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned duly authorized Officer.

		MONETTA TRUST


		By:	/s/ Robert S. Bacarella
                     Robert S. Bacarella, President

	Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed below by the following persons in the capacities and on the date indicated.

Name 					Title 	      			 Date

/s/ Robert S. Bacarella  	Principal Executive Officer,		)
Robert S. Bacarella		Trustee and President			)
											)
/s/ Maria C. De Nicolo		Principal Financial Officer and     )
Maria C. De Nicolo		Principal Accounting Officer		)
		                                          		)
/s/ John W. Bakos*         	Trustee					)
John W. Bakos                                              		)
                                                           		)April 30, 2003
/s/ John L. Guy, Jr.*    	Trustee					)
John L. Guy, Jr.                                           		)
                                                           		)
/s/ Mark F. Ogan*			Trustee					)
Mark F. Ogan									)
                                                           		)
/s/ Marlene Zielonka Hodges* 	Trustee					)
Marlene Zielonka Hodges                                    		)

* Maria De Nicolo signs this document on behalf of each of the foregoing persons pursuant to the power of attorney filed as Exhibit (q) to this registration statement.

                     	/s/ Maria C. De Nicolo
                        Maria C. De Nicolo
                      	Attorney-in-Fact






                              INVESTMENT ADVISORY AGREEMENT
                            (Approved by Shareholders 12/03/01)

This investment advisory agreement is made as of 3rd day of December, 2001, between MONETTA TRUST, a Massachusetts business trust registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end diversified management investment company (the "Trust"), and MONETTA FINANCIAL SERVICES, INC., a Delaware corporation registered under the Investment Advisers Act of 1940 as an investment adviser (the "Adviser").

The Trust is authorized to issue shares of beneficial interest in separate series with each such series representing interests in a separate portfolio of securities and other assets.

The Trust is now authorized to offer shares in six series: Monetta Small-Cap Equity Fund, Monetta Mid-Cap Equity Fund, Monetta Large Cap Equity Fund, Monetta Balanced Fund, Monetta Intermediate Bond Fund and Monetta Government Money Market Fund, which are referred to in this Agreement individually as a "Fund" and together as the "Funds". The term "Funds" also means the Funds and any other series of the Trust that has become a "Fund" under paragraph 1(b) of this Agreement.

The Trust and the Adviser agree:

        1.	Appointment of Adviser.  (a) The Trust appoints the Adviser
to act as manager and investment adviser to the Funds for the period and on the terms provided in this Agreement. The Adviser accepts that appointment and agrees to provide the services described in this Agreement, for the compensation provided in paragraph 6.

        (b) If the Trust establishes one or more series of shares other than the Funds with respect to which it wants to appoint the Adviser as manager and investment adviser under this Agreement, it shall notify the Adviser in writing, indicating the advisory fee which will be payable with respect to the additional series of shares. If the Adviser is willing to accept that appointment, it shall notify the Trust in writing, whereupon such series of shares become a Fund hereunder.

         2.    Services of Adviser.   (a)  The Adviser shall manage the
investment and reinvestment of the assets of each Fund and the general business affairs of each Fund and of the Trust, subject to the supervision of the board of trustees of the Trust. The Adviser shall give due consideration to the investment policies and restrictions and the other statements concerning each Fund in the Trust's Agreement and Declaration of Trust, bylaws and registration statements under the 1940 Act and the Securities Act of 1933 (the "1933 Act"), and to the provisions of the Internal Revenue Code applicable to the Trust as a regulated investment company. The Adviser shall be deemed for all purposes to be an independent contractor and not an agent of the Trust or the Funds, and unless otherwise expressly provided or authorized, shall have no authority to act or represent the Trust or the Funds in any way.

	(b) The Adviser shall place all orders for the purchase and sale of portfolio securities for the account of each Fund with brokers or dealers selected by the Adviser, although each Fund will pay the brokerage commissions on its portfolio transactions in accordance with Paragraph 4.
In executing portfolio transactions and selecting brokers or dealers, the Adviser will use its best efforts to seek on behalf of each Fund the best overall terms available for any transaction. The Adviser shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).

	(c) To the extent contemplated by the Trust's registration statement under the 1933 Act, in evaluating the best overall terms available, and in selecting the broker or dealer to execute a particular transaction, the Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund and/or other accounts over which the Adviser or an affiliate of the Adviser exercises investment discretion. The Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction by any Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of that particular transaction or in terms of all of the accounts over which investment discretion is so exercised. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable combination of net price and execution available, the Adviser may consider sales of shares of a Fund as a factor in the selection of broker-dealers to execute portfolio transactions for that Fund.

	3.	Services other than as Adviser.  The Adviser (or an
affiliate of the Adviser) may act as broker for a Fund in connection with the purchase or sale of securities by or to a Fund if and to the extent permitted by procedures adopted from time to time by the board of trustees of the Trust. Such brokerage services are not within the scope of the duties of the Adviser under this agreement, and, within the limits permitted by law and the trustees, the Adviser (or an affiliate of the Adviser) may receive brokerage commissions, fees or other remuneration from a Fund or the Trust for such services in addition to its fee for services as Adviser. Within the limits permitted by law, the Adviser may receive compensation from the Trust for other services performed by or for the Trust which are not within the scope of the duties of the Adviser under this agreement.

	4.	Expenses to be paid by Adviser.  The Adviser shall
furnish to the Trust, at its own expense, all office space, facilities, equipment and personnel necessary to provide the services set forth in paragraph 2 above. The Adviser shall also assume and pay all other expenses incurred by it in connection with managing the assets of the Funds; and all expenses in determination of daily price computations, placement of securities orders and related bookkeeping; and all other expenses of the Funds not allocated to the Trust pursuant to section 5.

	5.	Expenses to be paid by the Trust.  The Trust shall pay
the fees of the Adviser pursuant to section 6; all expenses pursuant to any plan as in effect from time to time adopted pursuant to rule 12b-1 under the 1940 Act; all charges of depositories, custodians and other agencies for the safekeeping and servicing of cash, securities and other property of the Funds and of their transfer agents and registrars and their dividend disbursing and redemption agents, if any; all compensation of trustees other than those affiliated with the Adviser and all expenses incurred in connection with their services to the Trust; all expenses of maintaining the registration of shares of Fund under the 1933 Act and of qualifying and maintaining qualification of shares of Trust under the securities laws of such United States jurisdictions as Trust may from time to time reasonably designate;
all taxes and corporate fees payable to federal, state or other governmental agencies, domestic or foreign; all stamp or other transfer taxes; all expenses of printing and mailing certificates for shares of the Funds, if any; all costs of borrowing money by the Funds; all extraordinary expenses, including litigation expenses, not incurred in the ordinary course of the Funds' operations; and all legal, audit and tax preparation fees incurred on behalf of the Fund. In addition to the payment of expenses, the Trust shall also pay all brokers' commissions and other charges relative to the purchase and sale of portfolio securities of the Funds and all other expenses of the Funds not allocated to the Adviser pursuant to section 4.

	6.	Compensation of Adviser.  (a) For the services to be
provided and the expenses to be assumed and to be paid by the Adviser hereunder, the Trust shall pay to the Adviser, solely out of assets of each Fund, a monthly fee, based upon the average net assets of each Fund, which shall be computed as of the close of business each day and accrued daily, at the annual rate set forth below:

                        ADVISORY FEE SCHEDULE
               Fee Rate as a Percentage of Average Net Assets


             Small-Cap Fund  Mid-Cap Fund  Large-Cap Fund  Balanced Fund  Intermediate Bond Fund  Government Money Market Fund

First $300
million in
net assets   0.75%           0.75%         0.75%           0.40%          0.35%                   0.25%

Next $200
million in
net assets   0.70%           0.70%         0.70%           0.40%          0.35%                   0.25%

Net assets
over $500
million      0.65%           0.65%         0.65%           0.40%          0.35%                   0.25%

	7.	Limitation of expenses of any Fund.  The Adviser may,
from time to time, undertake to limit the expenses of a Fund by agreeing for a stated period of time (which may be a period containing until terminated by the Adviser on not less than 60 days' notice to the Trust) to reimburse such Fund for sums expended for expenses in excess of a stated amount or percentage of assets, or assuming for a stated period of time (which may be a period containing until terminated by the Adviser on not less than 60 days' notice to the Trust) an obligation to pay an expense that would otherwise be paid by the Trust pursuant to paragraph
5 of this Agreement. Any such undertaking shall be in writing and shall be considered a part of this Agreement.

	8.	Services of Adviser not Exclusive.  The services of the
Adviser to the Trust hereunder are not exclusive, and the Adviser is free to provide similar services to others so long as its services under this agreement are not impaired by such other activities.

	9.	Liability of Adviser.  The Adviser shall not be liable
to the Trust or its shareholders for any loss suffered by the Trust or its shareholders from or as a consequence of any act or omission of the Adviser, or of any of the partners, employees or agents of the Adviser, in connection with or pursuant to this agreement, except by reason of willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or by reason of reckless disregard by the Adviser of its obligations and duties under this agreement.

	10.	Liability of Trust.  The obligations of the Trust
hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Trust, personally, but shall bind only the assets and property of the Trust as provided in the Agreement and Declaration of Trust of the Trust.

	11.	Use of Adviser's name.  The Trust and the Funds may
use the name "Monetta Trust" or any other name derived from the name "Monetta" only for so long as this agreement or any extension, renewal or amendment hereof remains in effect, including any similar agreement with any organization which shall have succeeded to the business of the Adviser as investment adviser. At such time as this agreement or any extension, renewal or amendment hereof, or such other similar agreement shall no longer be in effect, the Trust will (by amendment of its Agreement and Declaration of Trust, if necessary) cease to use, in its name and in the names of the Funds, any name derived from the name "Monetta," any name similar thereto or any other name indicating that it is advised by or otherwise connected with the Adviser, or with any organization which shall have succeeded to the Adviser's business as investment adviser. The consent of the Adviser to the use of such names by the Trust shall not prevent the Adviser's permitting any other enterprise, including another investment company, to use such name or names.

	12.	Duration and renewal.  (a)  Unless terminated as
provided in section 13, this agreement shall become effective with respect to the Initial Funds on the date hereof and, with respect to any additional Fund, on the date of receipt by the Trust of notice from the Adviser in accordance with Paragraph 1 (b) hereof that the Adviser is willing to serve as Adviser with respect to such Fund. Unless terminated as herein provided, this Agreement shall remain in full force and effect until December 3, 2003, with respect to the Funds and shall continue in full force and effect for periods of one year thereafter with respect to each Fund so long as such continuance with respect to any such Fund is approved at least annually (i) by either the trustees or by vote of a majority of the outstanding voting shares (as defined in the 1940 Act) of such Fund, and (ii) in either event by the vote of a majority of the trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) or any such party, cast in person at a meeting called for the purpose of voting on such approval.

	(b) Any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 act) of any Fund shall be effective to continue this Agreement with respect to any such Fund notwithstanding (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Fund affected thereby, and (ii) that this Agreement has not been approved by the vote of a majority of the outstanding shares of the Trust, unless such approval shall be required by any other applicable law or otherwise.

	13.	Termination.  This Agreement may be terminated with
respect to a Fund at any time, without payment of any penalty, by vote of the trustees or by a vote of a majority of the outstanding shares (as defined in the 1940 Act) of that Fund, or by the Adviser on sixty
(60) days' written notice to the other party. This Agreement shall automatically and immediately terminate in the event of its assignment (as defined in section 2(a)(4) of the 1940 Act).

	14.	Amendment.  This agreement may not be amended as to a
Fund without the affirmative vote (a) of a majority of those trustees who are not "interested persons" (as defined in section 2(a)(19) of the 1940 Act) of the Trust and (b) of the holders of a majority of the outstanding shares of that Fund.

Date: December 3, 2001

MONETTA TRUST

By____________________________
    Robert S. Bacarella, President


MONETTA FINANCIAL SERVICES, INC.

By____________________________
     Robert S. Bacarella, President






Exhibit (i)(6)              Opinion and Consent of Counsel


D'Ancona & Pflaum LLC
111 East Wacker Drive
Suite 2800
Chicago, Illinois 60601

Monetta Fund, Inc.
Monetta Trust
1776-A South Naperville Road
Suite 100
Wheaton, Illinois 60187-8133

April 30, 2003

Re:	Monetta Fund, Inc, Securities Act Registration No. 33-1398
	and Monetta Trust, Securities Act Registration No. 33-54822
	(the "Funds")

Ladies and Gentlemen:

We have acted as counsel for Monetta Fund, Inc. (the "Fund") in connection with the registration under the Securities Act of 1933
(the "Act") of an indefinite number of shares of beneficial interest of the Monetta Fund (the "Shares") in registration statement no. 33-1398 on Form N-1A (the "Registration Statement").

We have also acted as counsel for Monetta Trust (the "Trust") in connection with the registration under the Securities Act of 1933 (the "Act") of an indefinite number of shares of beneficial interest of the series of the Trust designated Monetta Select Technology Fund, Monetta Mid-Cap Equity Fund, Monetta Blue Chip Fund, Monetta Balanced Fund, Monetta Intermediate Bond Fund and Monetta Government Money Market Fund (the "Shares") in registration statement no. 33-54822 on Form N-1A (the "Registration Statement").

In this connection we have examined originals, or copies certified or otherwise identified to our satisfaction, of such documents, corporate and other records, certificates and other papers as we deemed it necessary to examine for the purpose of this opinion, including the agreement and declaration of trust (the "Trust Agreement"), articles of incorporation of the Fund (the "Articles of Incorporation"), bylaws of the Trust and the Fund, actions of the board of trustees of the Trust and the Fund authorizing the issuance of shares of the Funds and the Registration Statements of both the Fund and the Trust.

Based on the foregoing examination, we are of the opinion that upon the issuance and delivery of the Shares of the Funds in accordance with the Trust Agreement, the Articles of Incorporation and the actions of the board of trustees and the board of directors authorizing the issuance of the Shares, and the receipt by both the Trust and the Fund of the authorized consideration therefor, the Shares so issued will be validly issued, fully paid and nonassessable (although shareholders of the Funds may be subject to liability under certain circumstances as described in the statements of additional information of the Trust and the Fund included as Part B of the Registration Statements under the caption "General Information").

We consent to the filing of this opinion as an exhibit to the Registration Statement. In giving this consent, we do not admit that we are in the category of persons whose consent is required under section 7 of the Act.

Very truly yours,

D'ANCONA & PFLAUM LLC


By:	/s/ Arthur Don
  	Arthur Don, a Member

      Exhibit (j)



CONSENT OF INDEPENDENT AUDITORS




To the Board of Directors
   of Monetta Fund, Inc. and Monetta Trust:


We consent to the use of our report which is incorporated herein by reference and to the references to our Firm under the headings
"Financial Highlights" in the Prospectus and "Independent Auditors" in the Statement of Additional Information.


Chicago, Illinois
April 28, 2003

      Exhibit (q)(1)


                           MONETTA FUND, INC.
                             MONETTA TRUST

                           POWER OF ATTORNEY

Each of the undersigned constitutes and appoints Arthur Don, Robert S. Bacarella, Maria C. De Nicolo and Erik D. Ojala and each of them, his attorneys-in fact, each with the power of substitution, for him in any and all capacities, to sign any post-effective amendments to the registration statements for both the Monetta Fund, Inc. under the Securities Act of 1933 (Registration No. 33-1398) and/or the Investment Company Act of 1940 (Registration No. 811-4466) and the Monetta Trust under the Securities Act of 1933 (Registration No. 33-54822) and/or the Investment Company Act of 1940 (Registration
No. 811-7360), whether on Form N-1A or any successor forms thereof, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and all appropriate state or federal regulatory authorities. The undersigned hereby ratifies and confirms all that each of the aforenamed attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney as of the 29th day of April 2003.


	/s/ John W. Bakos		/s/ John L. Guy, Jr.
	John W. Bakos                   John L. Guy, Jr.
	Director and Trustee       	Director and Trustee




	/s/ Mark F. Ogan        	/s/ Marlene Z. Hodges
	Mark F. Ogan                    Marlene Z. Hodges
	Director and Trustee    	Director and Trustee

Exhibit (q)(2)

     Monetta Family
     of Mutual Funds
     No-Load



                               (Insert Logo Here)


      Monetta Fund

      Monetta Trust

           Select Technology Fund
        (Formerly Small-Cap Fund)

           Mid-Cap Equity Fund

           Blue Chip Fund
                (Formerly Large-Cap Fund)

           Balanced Fund

           Intermediate Bond Fund

           Government Money
                 Market Fund












      1-800-MONETTA                        Individual Retirement Account
      www.monetta.com                      Disclosure Statement &
                                           Custodial Account Agreement

                                                   Table of Contents


      Individual Retirement Account Disclosure Statement   1

      Traditional IRAs:

            Disclosure Statement                           3
            Custodial Account Agreement                    13

      Roth IRAs:

            Disclosure Statement                           20
            Custodial Account Agreement                    26

      Coverdell Education Savings Accounts (formerly Educational IRA):

            Disclosure Statement                           31
            Custodial Account Agreement                    36

      Forms enclosed:

            IRA Application
            Coverdell Savings Account Application



      Additional forms are available on our website at WWW.MONETTA.COM or by calling 1-800-MONETTA.

MONETTA FUNDS
Individual Retirement Account
Disclosure Statement

GENERAL INFORMATION
Please read the following information together with the Individual Retirement Account Custodial Agreement and the Prospectus for the funds you select for investment of IRA contributions.


GENERAL PRINCIPLES
1.    Are There Different Types of IRAs?
Yes. Upon creation of an IRA, you must designate whether the IRA will be a Traditional IRA, a Roth IRA, or a Coverdell Education Savings Account. (In addition, there are SEP-IRAs and SIMPLE IRAs, which are discussed in the Disclosure Statement for Traditional IRAs).
      * In a Traditional IRA, amounts contributed to the IRA may be tax deductible at the time of contribution. Distributions from the IRA will be taxed upon distribution except to the extent that the distribution represents a return of your own contributions for which you did not claim (or were not eligible to claim) a deduction.

      * In a Roth IRA, amounts contributed to your IRA are taxed at the time of contribution, but distributions from the IRA are not subject to tax if you have held the IRA for certain minimum periods of time (generally, until age 59 1/2 but in some cases longer).

      * In a Coverdell Education Savings Account, you contribute to an IRA maintained on behalf of a beneficiary and do not receive a current deduction. However, if amounts are used for certain educational purposes, neither you nor the beneficiary of the IRA are taxed upon distribution.

Each type of IRA is a custodial account created for the exclusive benefit of the beneficiary - you (or your spouse) in the case of the Traditional IRA and Roth IRA, and a named beneficiary in the case of a Coverdell Education Savings Account. U.S. Bank, National Association, serves as custodian of the IRA. You, your spouse's or your beneficiary's (as applicable) interest in the account is nonforfeitable.

2.    Can I Revoke My Account?
This account may be revoked any time within seven calendar days after it is established by mailing or delivering a written request for revocation to:
Monetta Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201. If the revocation is mailed, the date of the postmark (or the date of certification if sent by certified or registered mail) will be considered the revocation date. Upon proper revocation, a full refund of the initial contribution will be issued, without any adjustments for items such as administrative fees or fluctuations in market

<PAGE 1>


value. You may always redeem your account after this time, but the amounts distributed to you will be subject to the tax rules applicable upon distribution from an IRA account as discussed later and the redemption amount will be subject to market fluctuations. (While current regulations technically only extend the right to redeem a Traditional IRA, it has been assumed that the right applies to all Roth and Coverdell Education Savings Accounts. These IRAs will be administered consistently with that interpretation until the IRS issues guidance to the contrary.)

3.    How Will My Account Be Invested?
Contributions made to an IRA will be invested, at your election, in one or more of the regulated investment companies for which Monetta Financial Services, Inc. serves as Investment Advisor. No part of the IRA may be invested in life insurance contracts; further, the assets of the IRA may not be commingled with other property.

Information about the shares of each mutual fund available for investment by your IRA must be furnished to you in the form of a prospectus governed by rules of the Securities and Exchange Commission. Please refer to the prospectus for detailed information concerning your mutual fund. You may obtain further information concerning IRAs from any District Office of the Internal Revenue Service, or by accessing IRS Publication 590 on the IRS web site at http://www.irs.gov.

Fees and other expenses of maintaining the account may be charged to you or the account. The current fee schedule is per account and shown below:

          Traditional & Roth IRA annual maintenance fee.......... $12.50*
          Coverdell Education Savings Account ................... $ 5.00*
                annual maintenance fee.
          Transfer to successor trustee ..........................$25.00
          Distribution to a participant ..........................$25.00
                (exclusive of systematic withdrawal plans)
          Refund of excess contribution ......................... $25.00
          Federal wire fee....................................... $15.00
          Reconversion/Recharacterization ........................$25.00
          *capped at $25.00 per social security number.

If you decide not to prepay the annual maintenance fee, it will be deducted from your account after September 15th of each year, and enough shares will be redeemed to cover the fee. The Custodian may change the fees payable in connection with the Custodial Account without prior notification.

<PAGE 2>


Disclosure Statement For Traditional IRAs

1.    Am I Eligible to Contribute to a Traditional IRA?
Employees with compensation income and self-employed individuals with earned income are eligible to contribute to a Traditional IRA. (For convenience, all future references to compensation are deemed to mean "earned income" in the case of a self-employed individual.) Employers may also contribute to Traditional IRAs established for the benefit of their employees. In addition, you may establish a Traditional IRA to receive rollover contributions and transfers from the trustee or custodian of another Traditional IRA or the custodian or trustee of certain other retirement plans.

2.    When Can I Make Contributions?
You may make regular contributions to your Traditional IRA any time up to and including the due date for filing your tax return for the year, not including extensions. You may continue to make regular contributions to your Traditional IRA up to (but not including) the calendar year in which you reach age 701/2. (If you are over age 701/2 but your spouse has not yet attained that age, contributions to your spouse's Traditional IRA may continue so long as you and your spouse, based on a joint tax return, have sufficient compensation income.) Employer contributions to a Simplified Employee Pension Plan or a SIMPLE Plan may be continued after you attain age 701/2. Eligible rollover contributions and transfers may be made at any time, including after you reach age 701/2.

3.    How Much May I Contribute to a Traditional IRA?

Year          2002    2003    2004    2005    2006    2007    2008    2009     2010
IRA
Contribution  $3,000  $3,000  $3,000  $4,000  $4,000  $4,000  $5,000  $5,000   $5,000
Limit

As a result of the Economic Growth and Tax Relief Reconciliation Act of 2001, the maximum dollar amount of annual contributions you may make to a Traditional IRA has been raised to $3,000 for tax years beginning in 2002 through 2004, $4,000 for tax years beginning in 2005 through 2007, and $5,000 for tax years beginning in 2008 through 2010. Contribution amounts are subject to reduction or other provisions for tax years after 2010.

You may make annual contributions to a Traditional IRA in any amount up to 100% of your compensation for the year or the maximum contribution shown in the table above, whichever is less. The limitation is reduced by contributions you make to another Traditional IRA or to a Roth IRA, but is not reduced by contributions to a Coverdell Education Savings Account for the benefit of another taxpayer. Qualifying rollover contributions and transfers are not subject to these limitations. All contributions, must be in cash, check, ACH or wire.

If you are age 50 or older by the end of the year, you may make additional "catch-up"

<PAGE 3>


contributions to an IRA beginning in 2002 and after. "Catch-Up" contributions are not limited by your compensation or by your other retirement-related contributions. The regular contribution limit is increased by $500 for tax years beginning in 2002 through 2005, and by $1,000 for tax years beginning in 2006 through 2010. Like the maximum contribution described above, the "catch-up" contribution is subject to reduction or other provisions after 2010.

In addition, if you are married and file a joint return, you may make contributions to your spouse's Traditional IRA. However, the maximum amount contributed to both your own and to your spouse's Traditional IRA may not exceed 100% of your combined compensation or the maximum contribution shown in the table above, whichever is less. The maximum amount that may be contributed to either your Traditional IRA or your spouse's Traditional IRA is shown in the table above. Again, these dollar limits are reduced by any contributions you or your spouse make to a Roth IRA, but are not affected by contributions either of you make to a Coverdell Education Savings Account for the benefit of another taxpayer.

If you are the beneficiary of a Coverdell Education Savings Account, certain additional limits may apply to you. Please contact your tax advisor for more information.

4.    Can I Rollover or Transfer Amounts from Other IRAs or Employer Plans?
You are allowed to "roll over" a distribution, i.e., transfer your assets from one Traditional IRA to another, without any tax liability. Rollovers between Traditional IRAs may be made once every 12 months and must be accomplished within 60 days after the distribution. Under certain conditions, you may roll over (tax-free) all or a portion of a distribution received from a qualified plan or tax-sheltered annuity in which you participate or in which your deceased spouse participated. In addition, for tax years beginning in 2002, you may also make a rollover contribution to your Traditional IRA from a qualified deferred compensation arrangement. Amounts from a Roth IRA may not be rolled over into a Traditional IRA. In general, strict limitations apply to rollovers, and you should seek competent advice in order to comply with all of the rules governing rollovers.

Most distributions from qualified retirement plans will be subject to a 20% withholding requirement. The 20% withholding can be avoided by electing a "direct rollover" of the distribution to a Traditional IRA or to certain other types of retirement plans. You should receive more information regarding these withholding rules and whether your distribution can be transferred to a Traditional IRA from the plan administrator prior to receiving your distribution.

5.    Are My Contributions to a Traditional IRA Tax Deductible?
Although you may make a contribution to a Traditional IRA within the limitations described above, all or a portion of your contribution may be nondeductible. No deduction is allowed for a rollover contribution (including a "direct rollover") or transfer. For "regular" contributions, the taxability of your contribution depends upon your tax filing status, whether you (and in some cases your spouse) are an "active participant" in an employer-sponsored retirement plan, and your income level.

<PAGE 4>


An employer-sponsored retirement plan includes any of the following types of retirement plans:
      * a qualified pension, profit-sharing, or stock bonus plan established in accordance with IRC 401(a) or 401(k);
      *     a Simplified Employee Pension Plan (SEP) (IRC 408(k));
      * a deferred compensation plan maintained by a governmental unit or agency;
      * tax-sheltered annuities and custodial accounts (IRC 403(b) and 403(b)(7));
      *     a qualified annuity plan under IRC Section 403(a); or
      * a Savings Incentive Match Plan for Employees of Small Employers (SIMPLE Plan).

Generally, you are considered an "active participant" in a defined contribution plan if an employer contribution or forfeiture was credited to your account during the year. You are considered an "active participant" in a defined benefit plan if you are eligible to participate in a plan, even though you elect not to participate. You are also treated as an "active participant" if you make a voluntary or mandatory contribution to any type of plan, even if your employer makes no contribution to the plan.

If you are not married (including a taxpayer filing under the "head of household" status), the following rules apply:

* If you are not an "active participant" in an employer-sponsored retirement plan, you may make a fully deductible contribution to a Traditional IRA (up to the contribution limits detailed in section 3.)

* If you are single and you are an "active participant" in an employer-sponsored retirement plan, you may make a fully deductible contribution to a Traditional IRA (up to the contribution limits detailed in section
      3), the deductibility limits of a contribution are as follows:

                           Eligible To Make A          Eligible To Make A     Not Eligible To
                           Deductible Contribution     Partially Deductible   Make A Deductible
                           If AGI Less Than Or         Contribution If AGI    Contribution If
Year                       Equal To                    Between                AGI Over
2002                       $34,000                     $34,001 - $43,999      $44,000
2003                       $40,000                     $40,001 - $49,999      $50,000
2004                       $45,000                     $45,001 - $54,999      $55,000
2005 and thereafter        $50,000                     $50,001 - $59,999      $60,000

If you are married, the following rules apply:

* If you and your spouse file a joint tax return and neither you nor your spouse is an "active participant" in an employer-sponsored retirement plan, you and your spouse may make a fully deductible contribution to a Traditional IRA (up to the contribution limits detailed in section 3).

<PAGE 5>



* If you and your spouse file a joint tax return and both you and your spouse are "active participants" in employer-sponsored retirement plans, you and your spouse may make fully deductible contributions to a Traditional IRA (up to the contribution limits detailed in section 3), the deductibility limits of a contribution are as follows:

                           Eligible To Make A          Eligible To Make A     Not Eligible To
                           Deductible Contribution     Partially Deductible   Make A Deductible
                           If AGI Less Than Or         Contribution If AGI    Contribution If
Year                       Equal To                    Between                AGI Over
2002                       $54,000                     $54,001 - $63,999      $64,000
2003                       $60,000                     $60,001 - $69,999      $70,000
2004                       $65,000                     $65,001 - $74,999      $75,000
2005                       $70,000                     $71,001 - $79,999      $80,000
2006                       $75,000                     $75,001 - $84,999      $85,000
2007 and thereafter        $80,000                     $80,001 - $99,999      $100,000



* If you and your spouse file a joint tax return and only one of you is an "active participant" in an employer-sponsored retirement plan, special rules apply. If your spouse is the "active participant", a fully deductible contribution can be made to your IRA (up to the contribution limits detailed in section 3) if your combined adjusted gross income does not exceed $150,000. If your combined adjusted gross income is between $150,000 and $160,000, your deduction will be limited as described below. If your combined adjusted gross income exceeds $160,000, your contribution will not be deductible. Your spouse, as an active participant in an employer-sponsored retirement plan, may make a fully deductible contribution to a Traditional IRA if your combined adjusted gross income does not exceed the amounts listed in the table above. Conversely, if you are an "active participant" and your spouse is not, a contribution to your Traditional IRA will be deductible if your combined adjusted gross income does not exceed the amounts listed in the table above.

* If you are married and file a separate return, and neither you nor your spouse is an "active participant" in an employer-sponsored retirement plan, you may make a fully deductible contributions to a Traditional IRA (up to the contribution limits detailed in section 3). If you are married, filing separately, and either you or your spouse is an "active participant" in an employer-sponsored retirement plan, you may not make a fully deductible contribution to a Traditional IRA. This amount is not adjusted for cost-of-living changes or otherwise.

* For purposes of these rules, adjusted gross income (1) is determined without regard to the exclusions from income arising under Section 135 (exclusion of certain savings bond interest), Section 137 (exclusion of certain employer provided adoption expenses), Section 221 (exclusion of certain education loan interest payments), and Section 911 (certain exclusions applicable to U.S. citizens or residents living abroad) of the Code, (2) is not reduced for any

<PAGE 6>


      deduction that you may be entitled to for IRA contributions, and (3) takes into account the passive loss limitations under Section 469 of the Code and any taxable benefits under the Social Security Act and Railroad Retirement Act as determined in accordance with Section 86 of the Code.

Please note that the deduction limits are not the same as the contribution limits. You can contribute to your Traditional IRA in any amount up to the contribution limits detailed in section 3. The amount of your contribution that is deductible for federal income tax purposes is based upon the rules described in this section. If you (or where applicable, your spouse) is an "active participant" in an employer-sponsored retirement plan, you can use the following steps to calculate whether your contribution will be fully or partially deductible:

(a) Subtract the applicable income limit from your adjusted gross income as determined above. If the result is $10,000 or more (after 2006, $20,000 or more for a married individual filing jointly), you can only make a nondeductible contribution to your Traditional IRA.

(b) Divide the above figure by $10,000 (after 2006, $20,000 for a married individual filing jointly), and multiply that percentage by your maximum contribution.

(c) Subtract the dollar amount (result from (b) above) from your maximum contribution limit to determine the amount that is deductible.

If the deduction limit is not a multiple of $10 then it should be rounded up to the next $10. If you are eligible to make any deductible contribution, you may make a $200 minimum deductible contribution.

Even if your income exceeds the limits described above, you may make a contribution to your IRA up to the contribution limitations described in section 3. To the extent that your contribution exceeds the deductible limits, it will be nondeductible. However, earnings on all IRA contributions are tax deferred until distribution. You must designate on your federal income tax return the amount of your Traditional IRA contribution that is nondeductible and provide certain additional information concerning nondeductible contributions. Overstating the amount of nondeductible contributions will generally subject you to a penalty of $100 for each overstatement.

6.    What if I Make an Excess Contribution?
Contributions that exceed the allowable maximum for federal income tax purposes are treated as excess contributions. A nondeductible penalty tax of 6% of the excess amount contributed will be added to your income tax for each year in which the excess contribution remains in your account.

7.    How Do I Correct an Excess Contribution?
If you make a contribution in excess of your allowable maximum, you may correct the excess contribution and avoid the 6% penalty tax under Section 4973 of the Internal Revenue Code for that year by withdrawing the excess contribution and its earnings on or before the due date, including extensions, of the tax return for the tax year for which the contribution was made. Any

<PAGE 7>


earnings on the withdrawn excess contribution may be subject to a 10% early distribution penalty tax if you are under age 591/2. In addition, in certain cases an excess contribution may be withdrawn after the time for filing your tax return. Finally, excess contributions for one year may be carried forward and applied against the contribution limitation in succeeding years.

8. Can a Simplified Employee Pension Plan Be Used in Conjunction with a Traditional IRA?
A Traditional IRA may also be used in connection with a Simplified Employee Pension Plan established by your employer (or by you if you are self-employed). In addition, if your SEP Plan as in effect on December 31, 1996 permitted salary reduction contributions, you may elect to have your employer make salary reduction contributions. Several limitations on the amount that may be contributed apply. First, salary reduction contributions (for plans that are eligible) may not exceed $10,500 per year (certain lower limits may apply for highly compensated employees). The limit is $11,000 in 2002, $12,000 in 2003, $13,000 in 2004, $14,000 in 2005, $15,000 in 2006 and thereafter. The limits will be adjusted periodically for cost of living increases after 2006. Second, the combination of all contributions for any year (including employer contributions and, if your SEP Plan is eligible, salary reduction contributions) cannot exceed 15 percent of compensation. The compensation limit is $200,000 in 2002, and will be adjusted periodically for cost of living increases. A number of special rules apply to SEP Plans, including a requirement that contributions generally be made on behalf of all employees of the employer (including for this purpose a sole proprietorship or partnership) who satisfy certain minimum participation requirements. It is your responsibility and that of your employer to see that contributions in excess of normal IRA limits are made under and in accordance with a valid SEP Plan.

Beginning in 2002, if you are at least age 50 before the end of the plan year, you may make additional "catch-up" contributions in the amount of $1,000 for 2002, $2,000 for 2003, $3,000 for 2004, $4,000 for 2005, $5,000 for 2006
through 2010. The "catch-up" amount will be adjusted periodically for cost of living increases after 2006. The "catch-up" amount is subject to reduction or other provisions for tax years after 2010.

Please note that an IRS Model 5305-SEP or 5305-SARSEP Form must be provided to any participating employee in a Simplified Employee Pension Plan.

9. Can a Savings and Incentive Match Plan for Employees of Small Employers ("SIMPLE") Be Used in Conjunction with a Traditional IRA?
A Traditional IRA may also be used in connection with a SIMPLE Plan established by your employer (or by you if you are self-employed). When this is done, the IRA is known as a SIMPLE IRA, although it is similar to a Traditional IRA with the exceptions described below. Under a SIMPLE Plan, you may elect to have your employer make salary reduction contributions to your SIMPLE IRA up to $7,000 in 2002, $8,000 in 2003, $9,000 in 2004, $10,000 in 2005 through 2010.
The "catch-up" contribution is subject to reduction or other changes after 2010. The limits will be adjusted periodically for cost of living increases after 2005. In addition, your employer will contribute certain amounts to your SIMPLE IRA, either as a matching contribution to those participants who make salary reduction contributions or as a non-elective contribution to all

<PAGE 8>


eligible participants whether or not they make salary reduction contributions. A number of special rules apply to SIMPLE Plans, including (1) a SIMPLE Plan generally is available only to employers with fewer than 100 employees, (2) contributions must be made on behalf of all employees of the employer (other than bargaining unit employees) who satisfy certain minimum participation requirements, (3) contributions are made to a special SIMPLE IRA that is separate and apart from your other IRAs, (4) if you withdraw from your SIMPLE IRA during the two-year period during which you first began participation in the SIMPLE Plan, the early distribution excise tax (if otherwise applicable) is increased to 25 percent; and (5) during this two-year period, any amount withdrawn may be rolled over tax-free only into another SIMPLE IRA (and not to a Traditional IRA (that is not a SIMPLE IRA) or to a Roth IRA). It is your responsibility and that of your employer to see that contributions in excess of normal IRA limits are made under and in accordance with a valid SIMPLE Plan.

Beginning in 2002, if you are at least age 50 before the end of the plan year, you may make additional "catch-up" contributions in the amount of $500 for 2002, $1,000 for 2003, $1,500 for 2004, $2,000 for 2005 through 2010. The
"catch-up" contribution is subject to reduction or other changes after 2010. The "catch-up" amount will be adjusted periodically for cost of living increases after 2005.

Please note that IRS Model 5304-Simple IRA and 5305-SA Forms must be provided to any participating Simple-IRA Employee.

10.   When can Distributions be taken from a Traditional IRA?
You may at any time request distribution of all or any portion of your account. However, distributions made prior to age 591/2 may be subject to an additional 10 percent penalty tax, unless you are disabled or some other exception applies, as discussed in more detail in paragraph 17 below.



11.   When Must Distributions from a Traditional IRA Begin?
You must begin receiving the assets in your account no later than April 1 following the calendar year in which you reach age 70 1/2 (your "required beginning date" or "RMD").

12.   How are Required Minimum Distributions Computed?
The IRS recently issued new rules regarding how required minimum distributions ("RMDs") are computed. These new distribution rules may be used for distributions taken in 2002 but must be used beginning for any RMD taken in years 2003 and thereafter. A RMD is determined by dividing the account balance (as of the prior calendar year end) by the distribution period. For lifetime RMDs, there is a uniform distribution period for almost all IRA owners of the same age. The uniform distribution period table is based on the joint life and last survivor expectancy of an individual and a hypothetical beneficiary 10 years younger. However, if the IRA owner's sole beneficiary is his/her spouse and the spouse is more than 10 years younger than the account owner, then a longer distribution period based upon the joint life and last survivor life expectancy of the IRA owner and spouse will apply.

<PAGE 9>


An IRA owner may, however, elect to take more than his/her RMD at any time.

13.   What happens if I do not take my RMD?
A federal excise tax penalty under section 4974 of the Internal Revenue Code may be imposed against you if the RMD is not made for the year you reach age
70 1/2 and for each year thereafter. The penalty is equal to 50% of the amount by which the actual distribution is less than the required minimum.

14.   Are There Distribution Rules that Apply after My Death?
Yes. If you die before receiving the balance of your Traditional IRA, distribution of your remaining account balance is subject to several special rules. If you die on or after your required beginning date, the designated beneficiary can stretch payments out over the longer of the beneficiary's remaining life expectancy (using the age of the beneficiary in the year following the year of your death) or your remaining life expectancy (determined using your age in the year of your death) beginning in the year after the year of your death and reduced by 1.0 for each succeeding year. If you die before your required beginning date, your remaining interest may either (i) be distributed by December 31 of the year containing the fifth anniversary of your death, or (ii) begin to be distributed by December 31 of the year following your death over a period not exceeding the life expectancy or expectancies of your designated beneficiary or beneficiaries.

Two additional distribution options are available if your spouse is the beneficiary: (i) payments to your spouse may commence as late as December 31 of the year you would have attained age 70 1/2 and be distributed over a period not exceeding the life expectancy of your spouse, or (ii) your spouse can simply elect to treat your Traditional IRA as his or her own, in which case distributions will be required to commence by April 1 following the calendar year in which your spouse attains age 70 1/2.

15.   How do the new RMD Rules Impact my Designated Beneficiary or
Beneficiaries?
The new RMD rules now provide for the determination of your designated beneficiary or beneficiaries as of September 30 of the year following your death. Consequently, any beneficiary may be eliminated for purposes of calculating the RMD by the distribution of that beneficiary's benefit, through a valid disclaimer between your death and the end of September following the year of your death, or by dividing your IRA account into separate accounts for each of several designated beneficiaries you may have designated.

16. How Are Distributions From a Traditional IRA Taxed for Federal Income Tax Purposes?
Amounts distributed to you are generally includable in your gross income in the taxable year you receive them and are taxable as ordinary income. To the extent, however, that any part of a distribution constitutes a return of your nondeductible contributions, it will not be included in your income. The amount of any distribution excludable from income is the portion that bears the same ratio as your aggregate nondeductible contributions bear to the balance of your Traditional

<PAGE 10>


IRA at the end of the year (calculated after adding back distributions during the year). For this purpose, all of your Traditional IRAs are treated as a single Traditional IRA. Furthermore, all distributions from a Traditional IRA during a taxable year are to be treated as one distribution. The aggregate amount of distributions excludable from income for all years cannot exceed the aggregate nondeductible contributions for all calendar years.

You must elect the withholding treatment of your distribution, as described in paragraph 22 below. No distribution to you or anyone else from a Traditional IRA can qualify for capital gains treatment under the federal income tax laws. Similarly, you are not entitled to the special five- or ten-year averaging rule for lump-sum distributions that may be available to persons receiving distributions from certain other types of retirement plans. Historically, so-called "excess distributions" to you as well as "excess accumulations" remaining in your account as of your date of death were subject to additional taxes. These additional taxes no longer apply.

Any distribution that is properly rolled over will not be includable in your gross income.

17. Are There Penalties for Early Distribution from a Traditional IRA? Distributions from your Traditional IRA made before age 591/2 will be subject (in addition to ordinary income tax) to a 10% nondeductible penalty tax unless
(i) the distribution is a return of nondeductible contributions, (ii) the distribution is made because of your death, disability, or as part of a series of substantially equal periodic payments over your life expectancy or the joint life expectancy of you and your beneficiary, (iii) the distribution is made for unreimbursed medical expenses in excess of 7.5% of adjusted gross income or is made for reimbursement of medical premiums while you are unemployed, (iv) the distribution is made to pay for certain higher education expenses for you, your spouse, your child, your grandchild, or the child or grandchild of your spouse,
(v) subject to various limits, the distribution is used to purchase a first home or, in limited cases, a second or subsequent home for you, your spouse, or you or your spouse's child, grandchild or ancestor, (vi) the distribution is an exempt withdrawal of an excess contribution, or (vii) the distribution is made due to an IRS tax levy. The penalty tax may also be avoided if the distribution is rolled over to another individual retirement account. See Item 9 above for special rules applicable to distributions from a SIMPLE IRA.

18.   What If I Engage in a Prohibited Transaction?
If you engage in a "prohibited transaction," as defined in section 4975 of the Internal Revenue Code, your account will be disqualified, and the entire balance in your account will be treated as if distributed to you and will be taxable to you as ordinary income. Examples of prohibited transactions are:

      (a) the sale, exchange, or leasing of any property between you and your account,
      (b) the lending of money or other extensions of credit between you and your account,
      (c) the furnishing of goods, services, or facilities between you and your account.

<PAGE 11>


If you are under age 59 1/2 , you may also be subject to the 10% penalty tax on early distributions in addition to ordinary income taxes.

19.   What If I Pledge My Account?
If you use (pledge) all or part of your Traditional IRA as security for a loan, then the portion so pledged will be treated as if distributed to you and will be taxable to you as ordinary income during the year in which you make such pledge. The 10% penalty tax on early distributions may also apply in addition to ordinary income taxes.

20.   How Are Contributions to a Traditional IRA Reported for Federal Tax
Purposes?
Deductible contributions to your Traditional IRA may be claimed as a deduction on your IRS Form 1040 for the taxable year contributed. If any nondeductible contributions are made by you during a tax year, such amounts must be reported on Form 8606 and attached to your Federal Income Tax Return for the year contributed. If you report a nondeductible contribution to your Traditional IRA and do not make the contribution, you will be subject to a $100 penalty for each overstatement unless a reasonable cause is shown for not contributing. Other reporting will be required by you in the event that special taxes or penalties described herein are due. You must also file Form 5329 with the IRS for each taxable year in which the contribution limits are exceeded, a premature distribution takes place, or less than the required minimum amount is distributed from your Traditional IRA.

21.   How Are Earnings on My Account Calculated and Allocated?
The method of computing and allocating annual earnings is set forth in Article VIII, Section 1 of the Individual Retirement Account Custodial Agreement. The growth in value of your IRA is neither guaranteed nor protected.

22. Income Tax Withholding
You must indicate on distribution requests whether or not federal income taxes should be withheld. Redemption requests not indicating an election not to have federal income tax withheld will be subject to withholding.

23. Other Information
The form of your Individual Retirement Account Plan has been approved by the Internal Revenue Service. The Internal Revenue Service approval is a determination only as to the form of the Plan and does not represent a determination of the merits of the Plan as adopted by you. You may obtain further information with respect to your Individual Retirement Account from any district office of the Internal Revenue Service.

Information about the shares of each mutual fund available for investment by your IRA must be furnished to you in the form of a prospectus governed by rules of the Securities and Exchange Commission. Please refer to the prospectus for detailed information concerning your mutual fund.

<PAGE 12>


                     Traditional Individual Retirement Custodial Account

The following constitutes an agreement establishing an Individual Retirement Account (under Section 408(a) of the Internal Revenue Code) between the Depositor and the Custodian.

                                 Article I

Except in the case of a rollover contribution described in section 402(c), 403(a)(4), 403(b)(8), 408(d)(3), or 457(c)(16), an employer contribution to a simplified employee pension plan as described in section 408(k), or a recharacterized contribution described in section 408A(d)(6), the custodian will accept only cash contributions up to $3,000 per year for tax years 2002 through 2004. That contribution limit is increased to $4,000 for tax years 2005 through 2007 and $5,000 for 2008 and thereafter. For individuals who have reached the age of 50 before the close of the tax year, the contribution limit is increased to $3,500 per year for tax years 2002 through 2004, $4,500 for 2005, $5,000 for 2006 and 2007, and $6,000 for 2008 and thereafter. For tax years after 2008, the above limits will be increased to reflect a cost-of-living adjustment, if any.

                                Article II

The depositor's interest in the balance in the custodial account is nonforfeitable.

                               Article III

1. No part of the custodial account funds may be invested in life insurance contracts, nor may the assets of the custodial account be commingled with other property except in a common trust fund or common investment fund (within the meaning of section 408(a)(5).

2. No part of the custodial account funds may be invested in collectibles (within the meaning of section 408(m)) except as otherwise permitted by section 408(m)(3) which provides an exception for certain gold, silver, and platinum coins, coins issued under the laws of any state, and certain bullion.

                               Article IV

1. Notwithstanding any provision of this agreement to the contrary, the distribution of the depositor's interest in the custodial account shall be made in accordance with the following requirements and shall otherwise comply with section 408(a)(6) and the regulations thereunder, the provisions of which are herein incorporated by reference.

2. The depositor's entire interest in the custodial account must be, or begin to be, distributed not later than the depositor's required beginning date, April 1 following the calendar year in which the depositor reaches age 701/2. By that date, the depositor may elect, in a manner acceptable to the custodian, to have the balance in the custodial account distributed in:

      (a)   A single sum or

      (b) Payments over a period not longer than the life of the depositor or the joint lives of the depositor and his or her designated beneficiary.

3. If the depositor dies before his or her entire interest is distributed to him or her, the remaining interest will be distributed as follows:

      (a)   If the depositor dies on or after the required beginning date and:

<PAGE 13>


      (i) the designated beneficiary is the depositor's surviving spouse, the remaining interest will be distributed over the surviving spouse's life expectancy as determined each year until such spouse's death, or over the period in paragraph (a)(iii) below if longer. Any interest remaining after the spouse's death will be distributed over such spouse's remaining life expectancy as determined in the year of the spouse's death and reduced by 1 for each subsequent year, or, if distributions are being made over the period in paragraph (a)(iii)below, over such period.

      (ii) the designated beneficiary is not the depositor's surviving spouse, the remaining interest will be distributed over the beneficiary's remaining life expectancy as determined in the year following the death of the depositor and reduced by 1 for each subsequent year, or over the period in paragraph (a)(iii) below if longer.

      (iii) there is no designated beneficiary, the remaining interest will be distributed over the remaining life expectancy of the depositor as determined in the year of the depositor's death and reduced by 1 for each subsequent year.

(b) If the depositor dies before the required beginning date, the remaining interest will be distributed in accordance with (i) below or, if elected or there is no designated beneficiary, in accordance with (ii) below.

      (i) The remaining interest will be distributed in accordance with paragraphs (a)(i) and (a)(ii) above (but not over the period in paragraph (a)(iii), even if longer), starting by the end of the calendar year following the year of the depositor's death. If, however, the designated beneficiary is the depositor's surviving spouse, then this distribution is not required to begin before the end of the calendar year in which the depositor would have reached age 70 1/2. But, in such case, if the depositor's surviving spouse dies before distributions are required to begin, then the remaining interest will be distributed in accordance with (a)(ii) above (but not over the period in paragraph (a)(iii), even if longer), over such spouse's designated beneficiary's life expectancy, or in accordance with (ii) below if there is no such designated beneficiary.

      (ii) The remaining interest will be distributed by the end of the calendar year containing the fifth anniversary of the depositor's death.

4. If the depositor dies before his or her entire interest has been distributed and if the designated beneficiary is not the depositor's surviving spouse, no additional contributions may be accepted in the account.

5. The minimum amount that must be distributed each year, beginning with the year containing the depositor's required beginning date, is know as the "required minimum distribution" and is determined as follows:

   (a) The required minimum distribution under paragraph 2(b) for any year, beginning with the year the depositor reaches age 70 1/2, is the depositor's account value at the close of business on December 31 of the preceding year divided by the distribution period in the uniform lifetime table in Regulations section 1.401(a)(9)-9). However, if the depositor's designated beneficiary is his or her surviving spouse, the required minimum distribution for a year shall not be more than the depositor's account value at the close of business on December 31 of the preceding year divided by the number in the joint and last survivor table in Regulations section 1.401(a)(9)-9). The required minimum distribution for a year under this paragraph (a) is determined using the depositor's (or, if applicable, the depositor and spouse's) attained age (or ages) in the year.

<PAGE 14>


(b) The required minimum distribution under paragraphs 3(a) and 3(b)(i) for a year, beginning with the year following the year of the depositor's death (or the year the depositor would have reached age 70 1/2, if applicable under paragraph 3(b)(i) is the account value at the close of business on December 31 of the preceding year divided by the life expectancy (in the single life table in Regulations section 1.401(a)(9)-9) of the individual specified in such paragraphs 3(a) and 3(b)(i).

(c) The required minimum distribution for the year the depositor reaches age 70 1/2 can be made as late as April 1 of the following year. The required minimum distribution for any other year must be made by the end of such year.

 6. The owner of two or more traditional IRAs may satisfy the minimum distribution requirements described above by taking from one traditional IRA the amount required to satisfy the requirement for another in accordance with the regulations under section 408(a)(6).

                                  Article V

1. The depositor agrees to provide the custodian with all information necessary to prepare any reports required by section 408(i) and Regulations section 1.408-5 and 1.408-6.

2. The custodian agrees to submit to the Internal Revenue Service (IRS) and depositor the reports prescribed by the IRS.

                                  Article VI

Notwithstanding any other articles which may be added or incorporated, the provisions of Articles I through III and this sentence will be controlling. Any additional articles inconsistent with section 408(a) and related regulations will be invalid.

                                  Article VII

This agreement will be amended as necessary to comply with the provisions of the Code and the related regulations. Other amendments may be made with the consent of the persons whose signatures appear below.

                                  Article VIII

1.    Investment of Account Assets
      (a) All contributions to the custodial account shall be invested in the shares of one or all of the Monetta Funds, a regulated investment company, for which Monetta Financial Services, Inc. serves as Investment Advisor. Shares of stock of an Investment Company shall be referred to as "Investment Company Shares." To the extent that two or more funds are available for investment, contributions shall be invested in accordance with the Depositor's investment election.

      (b) Each contribution to the custodial account shall identify the Depositor's account number and be accompanied by a signed statement directing the investment of that contribution. The Custodian may return to the Depositor, without liability for interest thereon, any contribution which is not accompanied by adequate account identification or an appropriate signed statement directing investment of that contribution.

      (c) Contributions shall be invested in whole and fractional Investment Company Shares at the price and in the manner such shares are offered to the public. All distributions received on Investment Company Shares, including both dividend and capital gain distributions, held in the custodial

<PAGE 15>


            account shall be reinvested in like shares. If any distribution of Investment Company Shares may be received in additional like shares or in cash or other property, the Custodian shall elect to receive such distribution in additional like Investment Company Shares.

      (d) All Investment Company Shares acquired by the Custodian shall be registered in the name of the Custodian or its nominee. The Depositor shall be the beneficial owner of all Investment Company Shares held in the custodial account.

      (e) The Custodian agrees to forward to the Depositor each prospectus, report, notice, proxy and related proxy soliciting materials applicable to Investment Company Shares held in the Custodial Account received by the Custodian. By establishing or having established the Custodial Account, the Depositor affirmatively directs the Custodian to vote any Investment Company Shares held on the applicable record date that have not been voted by the Depositor prior to a shareholder meeting for which prior notice has been given. The Custodian shall vote with the management of the Investment Company on each proposal that the Investment Company's Board of Directors has approved unanimously. If the Investment Company's Board of Directors has not approved a proposal unanimously, the Custodian shall vote in proportion to all shares voted by the Investment Company's shareholders.

      (f) The Depositor may, at any time, by written notice to the Custodian, in a form acceptable to the Custodian, redeem any number of shares held in the custodial account and reinvest the proceeds in the shares of any other Investment Company upon the terms and within the limitations imposed by then current prospectus of such other Investment Company in which the Depositor elects to invest. By giving such instructions, the Depositor will be deemed to have acknowledged receipt of such prospectus. Such redemptions and reinvestments shall be done at the price and in the manner such shares are then being redeemed or offered by the respective Investment Companies.

      2.  Amendment and Termination

      (a) Monetta Financial Services, Inc., the Investment Advisor for the Monetta Funds, may amend the Custodial Account (including retroactive amendments) by delivering to Custodian and to the Depositor written notice of such amendment setting forth the substance and effective date of the amendment. The Custodian and the Depositor shall be deemed to have consented to any such amendment not objected to in writing by the Custodian or Depositor as applicable within thirty (30) days of receipt of the notice, provided that no amendment shall cause or permit any part of the assets of the custodial account to be diverted to purposes other than for the exclusive benefit of the Depositor or his or her beneficiaries.

      (b) The Depositor may terminate the custodial account at any time by delivering to the Custodian a written notice of such termination.

      (c) The custodial account shall automatically terminate upon distribution to the Depositor or his or her beneficiaries of its entire balance.

      3.  Taxes and Custodial Fees

      Any income taxes or other taxes levied or assessed upon or in respect of the assets or income of the custodial account and any transfer taxes incurred shall be paid from the custodial account. All administrative expenses incurred by the Custodian in the performance of its duties, including fees for legal services rendered to the Custodian, in connection with the custodial account, and the Custodian's compensation shall be paid

<PAGE 16>


      from the custodial account, unless otherwise paid by the Depositor or his or her beneficiaries. Sufficient shares will be liquidated from the custodial account to pay such fees and expenses.

      The Custodian's fees are set forth in Section 3 of the General Information section at the beginning of this booklet. Extraordinary charges resulting from unusual administrative responsibilities not contemplated by the schedule will be subject to such additional charges as will reasonably compensate the Custodian. Fees for refund of excess contributions, transferring to a successor trustee or custodian, or redemption/reinvestment of Investment Company Shares will be deducted from the refund or redemption proceeds and the remaining balance will be remitted to the Depositor, or reinvested or transferred in accordance with the Depositor's instructions.

    4.  Reports and Notices

	(a) The Custodian shall keep adequate records of transactions it is required to perform hereunder. After the close of each calendar year, the Custodian shall provide to the Depositor or his or her legal representative a written report or reports reflecting the transactions effected by it during such year and the assets and liabilities of the Custodial Account at the close of the year.

	(b) All communications or notices shall be deemed to be given upon receipt by the Custodian at: U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or the Depositor at his or her most recent address shown in the Custodian's records. The Depositor agrees to advise the Custodian promptly, in writing, of any change of address.

      5.  Designation of Beneficiary

	The Depositor may designate a beneficiary or beneficiaries to receive benefits from the custodial account in the event of the Depositor's death. In the event the Depositor has not designated a beneficiary, or if all beneficiaries shall predecease the Depositor, the following persons shall take in the order named:
      	(a)   The spouse of the Depositor;
      	(b) If the spouse shall predecease the Depositor or if the Depositor does not have a spouse, then to the Depositor's estate.

      The Depositor may also change or revoke any previously made designation of beneficiary. A designation or change or revocation of a designation shall be made by written notice in a form acceptable to and filed with the Custodian, prior to the complete distribution of the balance in the custodial account. The last such designation on file at the time of the Depositor's death shall govern. If a beneficiary dies after the Depositor, but prior to receiving his or her entire interest in the custodial account, the remaining interest in the custodial account shall be paid to the beneficiary's estate.

      6.  Multiple Individual Retirement Accounts

      In the event the Depositor maintains more than one individual retirement account (as defined in Section 408(a)) and elects to satisfy his or her minimum distribution requirements described in Article IV above by making a distribution for another individual retirement account in accordance with Item 6 thereof, the Depositor shall be deemed to have elected to calculate the amount of his or her minimum distribution under this custodial account in the same manner as under the individual retirement account from which the distribution is made.

<PAGE 17>

      7.  Inalienability of Benefits
	The benefits provided under this custodial account nor the assets held therein shall be subject to alienation, assignment, garnishment, attachment, execution or levy of any kind and any attempt to cause such benefits or assets to be so subjected shall not be recognized except to the extent as may be required by law.

      8.  Rollover Contributions and Transfers
      The Custodian shall have the right to receive rollover contributions and to receive direct transfers from other custodians or trustees. All contributions must be made in cash or check.

      9.  Conflict in Provisions
      To the extent that any provisions of this Article VIII shall conflict with the provisions of Articles IV, V and/or VII, the provisions of this Article VIII shall govern.

      10.  Applicable State Law
      This custodial account shall be construed, administered and enforced according to the laws of the State of Wisconsin.

      11.  Resignation or Removal of Custodian
      The Custodian may resign at any time upon thirty (30) days notice in writing to the Investment Company. Upon such resignation, the Investment Company shall notify the Depositor, and shall appoint a successor custodian under this Agreement. The Depositor or the Investment Company at any time may remove the Custodian upon 30 days written notice to that effect in a form acceptable to and filed with the Custodian. Such notice must include designation of a successor custodian. The successor custodian shall satisfy the requirements of Section 408(h) of the Code. Upon receipt by the Custodian of written acceptance of such appointment by the successor custodian, the Custodian shall transfer and pay over to such successor the assets of and records relating to the Custodial Account. The Custodian is authorized, however, to reserve such sum of money as it may deem advisable for payment of all its fees, compensation, costs and expenses, or for payment of any other liability constituting a charge on or against the assets of the Custodial Account or on or against the Custodian, and where necessary may liquidate shares in the Custodial Account for such payments. Any balance of such reserve remaining after the payment of all such items shall be paid over to the successor Custodian.
      The Custodian shall not be liable for the acts or omissions of any predecessor or successor custodian or trustee.

      12.  Limitation on Custodian Responsibility
      The Custodian will not under any circumstances be responsible for the timing, purpose or propriety of any contribution or of any distribution made hereunder, nor shall the Custodian incur any liability or responsibility for any tax imposed on account of any such contribution or distribution. Further, the custodian shall not incur any liability or responsibility in taking or omitting to take any action based on any notice, election, or instruction or any written instrument believed by the Custodian to be genuine and to have been properly executed. The Custodian shall be under no duty of inquiry with respect to any such notice, election, instruction, or written instrument, but in its discretion may request any tax waivers, proof of signatures or other evidence which it reasonably deems necessary for its protection. The Depositor and the successors of the Depositor including any executor or administrator of the Depositor shall, to the extent permitted by law, indemnify the Custodian and its successors and assigns against any and all claims, actions or liabilities of the Custodian to the Depositor or the successors or beneficiaries of the Depositor whatsoever (including

<PAGE 18>


      without limitation all reasonable expenses incurred in defending against or settlement of such claims, actions or liabilities) which may arise in connection with this Agreement or the Custodial Account, except those due to the Custodian's own bad faith, gross negligence or willful misconduct. The Custodian shall not be under any duty to take any action not specified in this Agreement, unless the Depositor shall furnish it with instructions in proper form and such instructions shall have been specifically agreed to by the Custodian, or to defend or engage in any suit with respect hereto unless it shall have first agreed in writing to do so and shall have been fully indemnified to its satisfaction.

      13.  Permitted Contributions
      The rules regarding contributions in Article I have been amended for taxable years beginning on or after January 1, 2002. Beginning in 2002, the maximum aggregate amount that may be contributed to the custodial account, except in cases of a rollover contribution, for any taxable year is the lesser of (1) the amount in effect under section 219(b)(1)(A) for such year (the "Dollar Limit"), or (2)
      100% of the Depositor's compensation, reduced by the amount of any other regular contribution for that year to any other individual retirement account established under Code section 408(a), or a Roth individual retirement account established under Code section 408A. For taxable years beginning on or after January 1, 2002, but before January 1, 2005, the Dollar Limit is raised to $3,000. For taxable years beginning on or after January 1, 2005, but before January 1, 2008, the Dollar Limit is $4,000. For taxable years beginning on or after January 1, 2008, the Dollar Limit is $5,000. For taxable years beginning on or after January 1, 2009, the Dollar Limit is $5,500. For the taxable year beginning January 1, 2010, the Dollar Limit is $6,000, subject to mandatory reduction or other provisions after 2010.

      In addition, beginning in 2002, Depositors who are 50 years of age or older may contribute an additional amount to the Trust in addition to the Dollar Limit described above (the "Catch-Up Amount"). For taxable years beginning on or after January 1, 2002, the Catch-Up Amount is $500. For taxable years beginning on or after January 1, 2006, the Catch-Up Amount is increased to $1,000. The Catch-Up Amount is not subject to the same limits as the Dollar Limit (e.g., it is not limited by the Depositor's compensation or other retirement related contributions). The Catch-Up Amount is also subject to mandatory reduction or other provisions after 2010.

      For taxable years beginning on or after January 1, 2002, a rollover contribution may also be made from a qualified deferred compensation arrangement described in section 457 of the Code.

<PAGE 19>


      Disclosure Statement For Roth IRAs

      1.  Am I Eligible to Contribute to a Roth IRA?
      Anyone with compensation income whose adjusted gross income does not exceed the limits described below is eligible to contribute to a Roth IRA. (For convenience, all future references to compensation are deemed to mean "earned income" in the case of a self-employed individual.) Employers may also contribute to Roth IRAs established for the benefit of their employees. You may also establish a Roth IRA to receive rollover contributions or transfers from another
      Roth IRA or, in some cases, from a Traditional IRA. You may not roll amounts into a Roth IRA from other retirement plans such as an employer-sponsored qualified plan. However, current law does not appear to prohibit a rollover from a qualified plan into a Traditional IRA and then from the Traditional IRA into a Roth IRA. However, a Traditional IRA must be converted into a Roth IRA before it can be rolled over, and the conversion process is a taxable event.

      2.  When Can I Make Contributions?
      You may make annual contributions to your Roth IRA any time up to and including the due date for filing your tax return for the year, not including extensions. Unlike a Traditional IRA, you may continue to make regular contributions to your Roth IRA even after you attain age 70 1/2. In addition, rollover contributions and transfers (to the extent permitted as discussed below) may be made at any time, regardless of your age.

      3.  How Much May I Contribute to a Roth IRA?

      Year                     2002    2003    2004    2005    2006    2007    2008    2009    2010

      IRA Contribution Limit   $3,000  $3,000  $3,000  $4,000  $4,000  $4,000  $5,000  $5,000  $5,000

      The maximum dollar amount of annual contributions you may make to a Roth IRA has been raised to $3,000 for tax years beginning in 2002 through 2004, $4,000 for tax years beginning in 2005 through 2007, and $5,000 for tax years beginning in 2008 through 2010.
      Contribution amounts are subject to reduction or other provisions after 2010. However, these amounts are phased out or eliminated entirely if your adjusted gross income is over a certain level, as explained in more detail below.

      You may make annual contributions to a Roth IRA in any amount up to 100% of your compensation for the year or the maximum contribution limits shown in the table above, whichever is less. The limitation is reduced by any contributions made by you or on your behalf to any other individual retirement plan (such as a Traditional IRA) except Roth IRAs, SEP IRAs and SIMPLE IRAs. Your annual contribution limitation is not reduced by contributions you make to a Coverdell Education Savings Account that covers someone other than yourself. In addition, qualifying rollover contributions and transfers are not subject to these limitations.

      If you are age 50 or older by the end of the year, you may make additional "catch-up" contributions to a Roth IRA beginning in 2002 and thereafter. The regular contribution limit is increased by $500 for tax years beginning in 2002 through 2005, and by $1,000 for tax years beginning in 2006 through 2010. Contribution amounts are subject to reduction or other provisions after 2010. However, the "catch-up" contribution is not limited by your contributions to

<PAGE 20>


      other individual retirement plans.

      If you are married and file a joint return, you may make contributions to your spouse's Roth IRA. However, the maximum amount contributed to both your own and to your spouse's Roth IRA may not exceed 100% of your combined compensation or the maximum contribution shown in the table above, whichever is less. The maximum amount that may be contributed to either your Roth IRA or your spouse's Roth IRA is shown in the table above. Again, these dollar limits are reduced by any contributions made by or on behalf of you or your spouse to any other individual retirement plan (such as a Traditional IRA) except
      SEP IRAs and SIMPLE IRAs. Again, the limit is not reduced for contributions either of you make to a Coverdell Education Savings
      Account for someone other than yourselves.

      As noted in Item 1, your eligibility to contribute to a Roth IRA depends on your adjusted gross income (as defined below). The amount that you may contribute to a Roth IRA is reduced proportionately for adjusted gross income (AGI) which exceeds the applicable dollar amount. The amount that you may contribute to your Roth IRA is phased out if you are single and your AGI is between $95,000 and $110,000, or if you are married filing jointly and your AGI is between $150,000 and $160,000. If you are a married taxpayer filing separately, your contribution phases out over the first $10,000 of AGI, so that if your AGI is $10,000 or more you may not contribute to a Roth IRA for the year. Note that the amount you may contribute to a Roth IRA is not affected by your participation in an employer-sponsored retirement plan.

      For this purpose, your AGI (1) is determined without regard to the exclusions from income arising under Section 135 (exclusion of certain savings bond interest), Section 137 (exclusion of certain employer provided adoption expenses) and Section 911 (certain exclusions applicable to U.S. citizens or residents living abroad) of the Code, (2) is reduced by the amount paid under an endowment contract described in Section 408(b) of the Code which is properly allocated to the cost of life insurance, (3) takes into account the passive loss limitations under Section 469 of the Code and any taxable benefits under the Social Security Act and Railroad Retirement Act as determined in accordance with Section 86 of the Code, and (4) generally does not take into account income from rollovers (conversions) of Traditional IRAs.

      To determine the amount you may contribute to a Roth IRA (assuming it does not exceed 100% of your compensation), use the following calculations:

      Step 1 Subtract the applicable dollar amount from your adjusted gross income as determined above. If the result is $15,000 or more ($10,000 or more in the case of a married individual filing jointly or separately), you cannot make a contribution to a Roth IRA.

      Step 2 Divide the above figure by $15,000 ($10,000 in the case of a married individual filing jointly or separately), and multiply that percentage by the maximum contribution amount allowed for that taxable year (not including "catch-up" amounts).

      Step 3 Subtract the dollar amount (result from (2) above) from your maximum contribution to determine the amount you may contribute to a Roth IRA.

      Step 4 In addition to the above limits, the amount you may contribute may not exceed the maximum contribution limits shown in the table above reduced by the amount contributed on your behalf to all other individual retirement accounts (except Roth IRAs).

    If the contribution limit is not a multiple of $10 it should be rounded up to the next $10. If you are eligible to make any contribution, you may make a minimum $200 contribution.

<PAGE 21>

      Your contribution to a Roth IRA is not reduced by any amount you contribute to a Coverdell Education Savings Account for the benefit of someone other than yourself.

      If you are the beneficiary of a Coverdell Education Savings Account, additional limits may apply to you. Please contact your tax advisor for more information.

      4.    Can I Roll Over or Transfer Amounts from Other IRAs?
      You are allowed to "roll over" a distribution or transfer your assets from one Roth IRA to another without any tax liability. Rollovers between Roth IRAs are permitted every 12 months and must be accomplished within 60 days after the distribution.

      If you are a single, head of household or married filing jointly and your adjusted gross income is not more than $100,000, you may roll over amounts from another individual retirement plan (such as a Traditional IRA) to a Roth IRA. (For this purpose, adjusted gross income is determined as described above, with the additional modification that it does not include income generated by the rollover of a Traditional IRA or, for taxable years beginning after 2004, amounts attributable to mandatory (i.e., post 701/2) distributions from Traditional IRAs, which must be removed from the Traditional IRA prior to conversion.) Rollover amounts (except to the extent they represent non-deductible contributions) are includable in your income and subject to tax in the year of the conversion, but such amounts are not subject to the 10% penalty tax. However, if an amount rolled over from a Traditional IRA is distributed from the Roth IRA before the end of the five-tax-year period that begins with the first day of the tax year in which the rollover is made, a 10% penalty tax will apply.

      Subject to the foregoing limits, you may also directly convert a Traditional IRA to a Roth IRA with similar tax results.

      Furthermore, if you have made contributions to a Traditional IRA during the year in excess of the deductible limit, you may convert those nondeductible IRA contributions to contributions to a Roth IRA (assuming that you otherwise qualify to make a Roth IRA contribution for the year and subject to the contribution limit for a Roth IRA).

      You must report a rollover or conversion from a Traditional IRA to a Roth IRA by filing Form 8606 as an attachment to your federal income tax return.

      You may not roll over amounts to a Roth IRA from a qualified retirement plan or any other retirement plan that is not an individual retirement plan. However, beginning in 2006, you may roll over amounts from a "designated Roth IRA account" established under a qualified retirement plan.

      5.    What if I Make a Contribution for Which I Am Ineligible or Change
            My Mind About the Type of IRA to Which I Wish to Contribute?
      Prior to the due date (including extensions) for filing your tax return, you may elect to "recharacterize" amounts that you contributed to an IRA during the year by making a trustee-to-trustee transfer of the contributed amount and earnings. Thus, for example, if you contribute amounts to a Roth IRA and later determine that you are ineligible to make a Roth IRA contribution for the year, you may at any time prior to the tax return due date for the year (including extensions) make a trustee-to-trustee transfer of the contributions and earnings to a Traditional IRA.

<PAGE 22>


      6.    What if I Make an Excess Contribution?
      Contributions that exceed the allowable maximum for federal income tax purposes are treated as "excess contributions". A nondeductible penalty tax of 6% of the excess amount contributed will be added to your income tax for each year in which the excess contribution remains in your account.

      7.    How Do I Correct an Excess Contribution?
      If you make a contribution in excess of your allowable maximum, you may correct the excess contribution and avoid the 6% penalty tax for that year by withdrawing the excess contribution and its earnings on or before the date, including extensions, for filing your tax return for the tax year for which the contribution was made. Any earnings on the withdrawn excess contribution may also be subject to the 10% early distribution penalty tax if you are under age 59
      1/2. In addition, although you will still owe penalty taxes for one or more years, excess contributions may be withdrawn after the time for filing your tax return. Excess contributions for one year may be carried forward and applied against the contribution limitation in succeeding years.

      An individual who is partially or entirely ineligible to make contributions to a Roth IRA may transfer amounts of up to the yearly contribution limits to a nondeductible Traditional IRA (subject to reduction for amounts remaining in the Roth IRA plus other Traditional IRA contributions).

      8.    When Can I Take Distribution from a Roth IRA?
      You may at any time request distribution of all or any portion of your account. However, distribution made prior to your attainment of age
      59 1/2 (or in some cases within five years of establishing your account) may produce adverse tax consequences, unless an exception applies.

      9.    When Must Distributions from a Roth IRA Begin?
      Unlike Traditional IRAs, there is no requirement that you begin distribution of your account during your lifetime at any particular age.

      10.   Are There Distribution Rules that Apply after My Death?
      Yes. If you die before receiving the balance of your IRA, distribution of your remaining account balance is subject to the following rules.
      If your spouse is not the beneficiary, then your remaining interest may either (i) be distributed by December 31 of the year containing the fifth anniversary of your death, or (ii) begin to be distributed by December 31 of the year following your death over a period not exceeding the life expectancy or expectancies of your designated beneficiary or beneficiaries.

      The minimum amount that must be distributed under (ii) is the account value at the close of business on December 31 of the preceding year divided by the life expectancy of the designated beneficiary using the age of the beneficiary in the year following the year of the depositor's death and subtracting one from the divisor for each subsequent year.

      Two additional distribution options are available if your spouse is the beneficiary: (i) payments to your spouse may commence as late as December 31 of the year you would have attained age 70 1/2 and be distributed over a period not exceeding the life expectancy of your spouse, or (ii) your spouse can simply elect to treat your Traditional IRA as his or her own, in which case distributions will be required to commence by April 1 following the calendar year in which your spouse attains age 70 1/2.

<PAGE 23>


      11. How Are Distributions from a Roth IRA Taxed for Federal Income Tax Purposes?
      Amounts distributed to you are generally excludable from your gross income if they (i) are paid after you attain age 591/2, (ii) are made to your beneficiary after your death, (iii) are attributable to your becoming disabled, (iv) subject to various limits, the distribution is used to purchase a first home or, in limited cases, a second or subsequent home for you, your spouse, or you or your spouse's, grandchild or ancestor, or (v) are rolled over to another
      Roth IRA.

      Regardless of the foregoing, if you or your beneficiary receive a distribution within the five-taxable-year period starting with the beginning of the year to which your initial contribution to your Roth IRA applies, the earnings on your account are includable in taxable income. In addition, if you roll over (convert) funds to your Roth IRA from another individual retirement plan (such as a Traditional IRA or another Roth IRA into which amounts were rolled from a Traditional IRA), the portion of a distribution attributable to rolled-over amounts which exceeds the amounts taxed in connection with the conversion to a Roth IRA is includable in income (and subject to penalty tax) if it is distributed prior to the end of the five-tax-year period beginning with the start of the tax year during which the rollover occurred. An amount taxed in connection with a rollover is subject to a 10% penalty tax if it is distributed before the end of the five-tax-year period.

      As noted above, the five-year holding period requirement is measured from the beginning of the five taxable year period beginning with the first taxable year for which you (or your spouse) made a contribution to a Roth IRA on your behalf. Previously, the law required that a separate five-year holding period apply to regular
      Roth IRA contributions and to amounts contributed to a Roth IRA as a result of the rollover or conversion of a Traditional IRA. Even though the holding period requirement has been simplified, it may still be advisable to keep regular Roth IRA contributions and rollover/conversion Roth IRA contributions in separate accounts.
      This is because amounts withdrawn from a rollover/conversion Roth
      IRA within five years of the rollover/conversion may be subject to a 10 percent penalty tax.

      As noted above, a distribution from a Roth IRA that complies with all of the distribution and holding period requirements is excludable from your gross income. If you receive a distribution from a Roth IRA that does not comply with these rules, the part of the distribution that constitutes a return of your contributions will not be included in your taxable income, and the portion that represents earnings will be includable in your income. For this purpose, certain ordering rules apply. Amounts distributed to you are treated as coming first from your nondeductible contributions. The next portion of a distribution is treated as coming from amounts which have been rolled over (converted) from any non-Roth IRAs in the order such amounts were rolled over. Any remaining amounts (including all earnings) are distributed last. Any portion of your distribution which does not meet the criteria for exclusion from gross income may also be subject to a 10% penalty tax.

      Note that to the extent a distribution would be taxable to you, neither you nor anyone else can qualify for capital gains treatment for amounts distributed from your account. Similarly, you are not entitled to the special five- or ten-year averaging rule for lump-sum distributions that may be available to persons receiving distributions from certain other types of retirement plans.
      Rather, the taxable portion of any distribution is taxed to you as ordinary income. Your Roth IRA is not subject to taxes on excess distributions or on excess amounts remaining in your account as of your date of death.

<PAGE 24>


      You must indicate on distribution requests whether or not federal income taxes should be withheld on the taxable portion (if any) of a distribution from a Roth IRA. Redemption requests not indicating an election not to have federal income tax withheld will be subject to withholding with respect to the taxable portion (if any) of a distribution.

      Note that, for federal tax purposes (for example, for purposes of applying the ordering rules described above), Roth IRAs are considered separately from Traditional IRAs.

      12.   Are There Penalties for Early Distribution from a Roth IRA?
      As indicated above, earnings on your contributions, as well as amounts contributed to a Roth IRA as a rollover from a Traditional IRA, that are distributed before certain events are subject to various taxes.

      13.   What if I Engage in a Prohibited Transaction?
      If you engage in a "prohibited transaction," as defined in Section 4975 of the Internal Revenue Code, your account could lose its tax-favored status. Examples of prohibited transactions are:
            (a) the sale, exchange, or leasing of any property between you and your account,
            (b) the lending of money or other extensions of credit between you and your account,
            (c) the furnishing of goods, services, or facilities between you and your account.

      14.   What if I Pledge My Account?
      If you use (pledge) all or part of your Roth IRA as security for a loan, your account may lose its tax-favored status.

      15.   How Are Contributions to a Roth IRA Reported for Federal Tax
            Purposes?
      You must file Form 5329 with the IRS to report and remit any penalties or excise taxes. In addition, certain contribution and distribution information must be reported to the IRS on Form 8606 (as an attachment to your federal income tax return).

      16.   How Are Earnings on My Account Calculated and Allocated?
      The method of computing and allocating annual earnings is set forth in the Roth Individual Retirement Account Custodial Agreement. The growth in value of your IRA is neither guaranteed nor projected.

      17.   Is There Anything Else I Should Know?
      Your Roth Individual Retirement Account Plan has been approved as to form by the Internal Revenue Service. The Internal Revenue Service approval is a determination only as to the form of the Plan and does not represent a determination of the merits of the Plan as adopted by you. You may obtain further information with respect to your Roth Individual Retirement Account from any district office of the Internal Revenue Service. The statute provides that Roth IRAs are to be treated the same as Traditional IRAs for most purposes.
      As the IRS clarifies its interpretation of the statute, revised or updated information will be provided.

<PAGE 25>


                Roth Individual Retirement Custodial Account

      The following constitutes an agreement establishing a Roth IRA (under
      Section 408A of the Internal Revenue Code) between the depositor and the custodian.

                                   Article I

      Except in the case of a rollover contribution described in section 408A(e), a recharacterized contribution described in section 408A(d)(6), or an IRA Conversion Contribution, the custodian will accept only cash contributions up to $3,000 per year for tax years 2002 through 2004. That contribution limit is increased to $4,000 for tax years 2005 through 2007 and $5,000 for 2008 and thereafter. For individuals who have reached the age of 50 before the close of the tax year, the contribution limit is increased to $3,500 per year for tax years 2002 through 2004, $4,500 for 2005, $5,000 for 2006 and 2007, and $6,000 for 2008 and thereafter. For tax years after 2008, the above limits will be increased to reflect a cost-of-living adjustment, if any.

                                   Article II

      1. The annual contribution limit described in Article I is gradually reduced to $0 for higher income levels. For a single depositor, the annual contribution is phased out between adjusted gross income
            (AGI) of $95,000 and $110,000; for a married depositor filing jointly, between AGI of $150,000 and $160,000; and for a married depositor filing separately, between AGI of $0 and $10,000. In the case of a conversion, the custodian will not accept IRA Conversion Contributions in a tax year if the depositor's AGI for the tax year the funds were distributed from the other IRA exceeds $100,000 or if the depositor is married and files a separate return. Adjusted gross income is defined in Section 408A(c)(3) and does not include IRA Conversion Contributions.
      2. In the case of a joint return, the AGI limits in the preceding paragraph apply to the combined AGI of the depositor and his or her spouse.

                                   Article III

      The depositor's interest in the balance in the custodial account is nonforfeitable.

                                   Article IV

      1. No part of the custodial account funds may be invested in life insurance contracts, nor may the assets of the custodial account be commingled with other property except in a common trust fund or common investment fund (within the meaning of Section 408(a)(5).
      2. No part of the custodial account funds may be invested in collectibles (within the meaning of Section 408(m)) except as otherwise permitted by Section 408(m)(3), which provides an exception for certain gold, silver, and platinum coins, coins issued under the laws of any state, and certain bullion.

                                   Article V

      1. If the depositor dies before his or her entire interest is distributed to him or her and the depositor's surviving spouse is not the designated beneficiary, the remaining interest will be distributed in accordance with (a) below or, if elected or there is no designated beneficiary, in accordance with (b) below:
      (a) The remaining interest will be distributed, starting by the end of the calendar year following the year of the depositor's death, over the designated beneficiary's remaining life expectancy as determined in the year following the death of the depositor.

<PAGE 26>


      (b) The remaining interest will be distributed by the end of the calendar year containing the fifth anniversary of the depositor's death.

      2. The minimum amount that must be distributed each year under paragraph 1.(a) above is the account value at the close of business on December 31 of the preceding year divided by the life expectancy (in the single life table in Regulations section 1.401(a)(9)-9) of the designated beneficiary using the attained age of the beneficiary in the year following the year of the depositor's death and subtracting 1 from the divisor for each subsequent year.

      3. If the depositor's surviving spouse is the designated beneficiary, such spouse will then be treated as the depositor.

                                  Article VI

      1. The depositor agrees to provide the custodian with all information necessary to prepare any reports required by sections 408(i) and 408A(d)(3)(E), Regulations sections 1.408-5 and 1.408-6, or other guidance published by the Internal Revenue Service (IRS).

     2. The custodian agrees to submit to the IRS and depositor the reports prescribed by the IRS.

                                 Article VII

      Notwithstanding any other articles which may be added or incorporated, the provisions of Articles I through IV and this sentence will be controlling. Any additional articles inconsistent with section
      408A, the related regulations, and other published guidance will be invalid.

                                 Article VIII

      This agreement will be amended as necessary to comply with the provisions of the Code, the related regulations, and other published guidance.
      Other amendments may be made with the consent of the persons whose signatures appear below.

                                 Article IX

      1.    Investment of Account Assets.
      (a) All contributions to the custodial account shall be invested in the shares of any regulated investment company ("Investment Company") for which Monetta Financial Services, Inc. serves as Investment Advisor. Shares of stock of an Investment Company shall be referred to as "Investment Company Shares."
      (b) Each contribution to the custodial account shall identify the depositor's account number and be accompanied by a signed statement directing the investment of that contribution. The custodian may return to the depositor, without liability for interest thereon, any contribution which is not accompanied by adequate account identification or an appropriate signed statement directing investment of that contribution.
      (c) Contributions shall be invested in whole and fractional Investment Company Shares at the price and in the manner such shares are offered to the public. All distributions received on Investment Company Shares held in the custodial account shall be reinvested in like shares. If any distribution of Investment Company Shares may be received in additional like shares or in cash or other property, the custodian shall elect to receive such distribution in additional like Investment Company Shares.

<PAGE 27>


      (d) All Investment Company Shares acquired by the custodian shall be registered in the name of the custodian or its nominee. The depositor shall be the beneficial owner of all Investment Company Shares held in the custodial account.
      (e) The Custodian agrees to forward to the Depositor each prospectus, report, notice, proxy and related proxy soliciting materials applicable to Investment Company Shares held in the Custodial Account received by the Custodian. By establishing or having established the Custodial Account, the Depositor affirmatively directs the Custodian to vote any Investment Company Shares held on the applicable record date that have not been voted by the Depositor prior to a shareholder meeting for which prior notice has been given. The Custodian shall vote with the management of the Investment Company on each proposal that the Investment Company's Board of Directors has approved unanimously. If the Investment Company's Board of Directors has not approved a proposal unanimously, the Custodian shall vote in proportion to all shares voted by the Investment Company's shareholders.
      (f) The depositor may, at any time, by written notice to the custodian, redeem any number of shares held in the custodial account and reinvest the proceeds in the shares of any other Investment Company. Such redemptions and reinvestments shall be done at the price and in the manner such shares are then being redeemed or offered by the respective Investment Companies.

      2.    Amendment and Termination.
      (a) The custodian may amend the Custodial Account (including retroactive amendments) by delivering to the depositor written notice of such amendment setting forth the substance and effective date of the amendment. The depositor shall be deemed to have consented to any such amendment not objected to in writing by the depositor within thirty (30) days of receipt of the notice, provided that no amendment shall cause or permit any part of the assets of the custodial account to be diverted to purposes other than for the exclusive benefit of the depositor or his or her beneficiaries.
      (b) The depositor may terminate the custodial account at any time by delivering to the custodian a written notice of such termination.
      (c) The custodial account shall automatically terminate upon distribution to the depositor or his or her beneficiaries of its entire balance.

     3.    Taxes and Custodial Fees.
      Any income taxes or other taxes levied or assessed upon or in respect of the assets or income of the custodial account and any transfer taxes incurred shall be paid from the custodial account. All administrative expenses incurred by the custodian in the performance of its duties, including fees for legal services rendered to the custodian, and the custodian's compensation shall be paid from the custodial account, unless otherwise paid by the depositor or his or her beneficiaries.

      The custodian's fees are set forth in Section 3 of the General Information section at the beginning of this booklet. Extraordinary charges resulting from unusual administrative responsibilities not contemplated by the schedule will be subject to such additional charges as will reasonably compensate the custodian. Fees for refund of excess contributions, transferring to a successor trustee or custodian, or redemption/reinvestment of Investment Company Shares will be deducted from the refund or redemption proceeds and the remaining balance will be remitted to the depositor, or reinvested or transferred in accordance with the depositor's instructions.

<PAGE 28>


      4.    Reports and Notices.
      (a) The custodian shall keep adequate records of transactions it is required to perform hereunder. After the close of each calendar year, the custodian shall provide to the depositor or his or her legal representative a written report or reports reflecting the transactions effected by it during such year and the assets and liabilities of the Custodial Account at the close of the year.
      (b) All communications or notices shall be deemed to be given upon receipt by the Custodian at: U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or the depositor at his most recent address shown in the custodian's records. The depositor agrees to advise the custodian promptly, in writing, of any change of address.

      5.    Designation of Beneficiary.
      The depositor may designate a beneficiary or beneficiaries to receive benefits from the custodial account in the event of the depositor's death. In the event the depositor has not designated a beneficiary, or if all beneficiaries shall predecease the depositor, the following persons shall take in the order named:
      (a)   The spouse of the depositor;
      (b) If the spouse shall predecease the depositor or if the depositor does not have a spouse, then to the personal representative of the depositor's estate.

      6.    Inalienability of Benefits.
      The benefits provided under this custodial account shall not be subject to alienation, assignment, garnishment, attachment, execution or levy of any kind and any attempt to cause such benefits to be so subjected shall not be recognized except to the extent as may be required by law.

      7.    Rollover Contributions and Transfers.
      Subject to the restrictions in Article I, the custodian shall have the right to receive rollover contributions and to receive direct transfers from other custodians or trustees. All contributions must be made by check or wire (no cash).

      8.    Conflict in Provisions.
      To the extent that any provisions of this Article IX shall conflict with the provisions of Articles V, VI and/or VIII, the provisions of this Article IX shall govern.

      9.    Applicable State Law.
      This custodial account shall be construed, administered and enforced according to the laws of the State of Wisconsin.

      10.   Permitted Contributions.
      The custodial account may accept rollover contributions described in section 408A(e) of the Code from another Roth individual retirement account, or from another individual retirement account under section 408(a) of the Code if the distribution meets the requirements of 408(d)(3) ("Rollover Contribution"). In addition, for taxable years beginning in 2006, a Rollover Contribution includes a distribution from a designated custodial account established in a qualified retirement account pursuant to section 402A(c)(3)(A) of the Code. Other rules and limitations may apply to Rollover Contributions, as described in the Disclosure
      Statement.

      If this custodial account is a Roth Conversion IRA, no contributions other than IRA conversion contributions made during the same tax year will be accepted.

<PAGE 29>


      The maximum aggregate annual contributions to the custodial account are increased for taxable years beginning on or after January 1, 2002.
      The maximum aggregate annual amount that may be contributed to the custodial account, except in cases of a Rollover Contribution, for any taxable years beginning in 2002 is the lesser of (1) the amount in effect under section 219(b)(1)(A) of the Code for such year (the "Dollar Limit"), or 100% of the depositor's compensation, reduced by the amount of any other regular contribution for that year to any other individual retirement account established under Code section 408(a) ("IRA Account"). For taxable years before January 1, 2002, the Dollar Limit is $2,000. Beginning on or after January 1, 2002, but before January 1, 2005, the Dollar Limit is raised to $3,000. For taxable years beginning on or after January 1, 2005, but before January 1, 2008, the Dollar Limit is $4,000. For taxable years beginning on or after January 1, 2008, the Dollar Limit is $5,000. For taxable years beginning on or after January 1, 2009, the Dollar Limit is $5,500. For the taxable year beginning January
      1, 2010, the Dollar Limit is $6,000, subject to mandatory reduction or other provisions after 2010.

      The Dollar Limit described above is generally phased out for certain high income depositors, as described in section 408A(c) of the Code.

      Beginning in 2002, depositors who are 50 years of age or older may contribute an additional amount to their custodial account in addition to the Dollar Limit described above (the "Catch-Up Amount"). For taxable years beginning on or after January 1, 2002, the Catch-Up Amount is $500. For the taxable year beginning January 1, 2006, the Catch-Up Amount is increased to $1,000. The Catch-Up Amount is not subject to the same limits as the Dollar Limit (e.g., it is not limited by the depositor's compensation and by contributions made to IRA Accounts). The Catch-Up Amount is also subject to mandatory reduction or other provisions after 2010.


<PAGE 30>


      Disclosure Statement For Coverdell Education Savings Accounts

      1.    Who is Eligible for a Coverdell Education Savings Account?
      Anyone may contribute to a Coverdell Education Savings Account regardless of his or her relationship to the beneficiary. The beneficiary of a Coverdell Education Savings Account must be under age 18 at the time a contribution is made to a Coverdell Education Savings
      Account on his or her behalf, unless the beneficiary is a "Special
      Needs" beneficiary as discussed later.  A Coverdell Education
      Savings Account may also be established to receive rollover contributions or transfers from another Coverdell Education Savings Account.

      Coverdell Education Savings Accounts are subject to limitations based on the status of the contributor as well as the status of the
      beneficiary.   For purposes of this discussion, except as noted,
      the term "beneficiary" is used to refer to an individual whose education is to be financed, in part or in whole, through a Coverdell Education Savings Account.

      2.    When Can I Make Contributions to a Coverdell Education Savings
            Account?
      For 2002 and after, you may make contributions for the calendar year until April 15th of the following year.

      You may make contributions to a Coverdell Education Savings Account for the calendar year regardless of your age; however, you may not make a contribution to a Coverdell Education Savings Account after the beneficiary attains age 18, unless the beneficiary is a "Special
      Needs" beneficiary.   A "Special Needs" beneficiary is one who
      needs additional time to complete his/her education due to physical, mental or emotional limitations. In addition, as discussed below, a beneficiary may roll over contributions to another Coverdell Education Savings Account until he or she attains age 30. A beneficiary may also roll over his or her Coverdell Education Savings Account to a new beneficiary who is a member of his or her family so long as the recipient has not attained age 30.

      The term "Member of the Family" shall have the meaning prescribed by Code section 529(e)(2), and shall mean any individual who bears one of the following relationships to the beneficiary:
            (a) The father or mother of the beneficiary, or an ancestor of either;
            (b) A son or daughter of the beneficiary, or a descendent of either;
            (c) A brother, sister, stepbrother or stepsister of the beneficiary;
            (d)   A stepfather or stepmother of the beneficiary;
            (e)   A stepson or stepdaughter of the beneficiary;
            (f) A son or daughter of the brother or sister of the beneficiary;
            (g) A brother or sister of the father or mother of the beneficiary;
            (h)   A son-in-law, daughter-in-law, father-in-law, mother-in-law, brother-in-law or sister-in-law of the beneficiary; or
            (i)   The spouse of any of the individuals described in Sections
                  (a) through (h) above.
            (j) The first cousin of the beneficiary (effective January 1, 2002).

<PAGE 31>


      3.    How Much May I Contribute to a Coverdell Education Savings Account?

      Beginning in 2002, the maximum contribution that can be made to all Coverdell Education Savings Accounts that cover a particular beneficiary may not exceed $2,000, and is waived altogether if the beneficiary of the Coverdell Education Savings Account is a special needs student. It is the joint responsibility of the contributor and the beneficiary to verify that excess contributions are not made on behalf of a particular beneficiary. Qualifying rollover contributions and transfers are not subject to these limitations. Note that special rules apply to contributions to Coverdell Education Savings Accounts for purposes of gift and estate taxes.

      In addition, if your adjusted gross income (or combined income if you file a joint tax return) as modified below exceeds certain limits, you are not eligible to make a contribution to a Coverdell
      Education Savings Account. For this purpose your adjusted gross income is increased by amounts excluded under Section 911 (certain exclusions applicable to U.S. citizens or residents living abroad),
      Section 931 (certain exclusions applicable to U.S. citizens or residents living in Guam, American Samoa, or the Northern Mariana Islands), and Section 933 (certain exclusions applicable to U.S. citizens and residents living in Puerto Rico) of the Code.

      The amount you may contribute to a Coverdell Education Savings Account for a particular beneficiary is reduced proportionately for adjusted gross income (as modified above) which exceeds the applicable dollar amount. For tax years beginning in 2002 and thereafter, the applicable dollar limit is $95,000 for an individual, a married individual filing a separate tax return or a head of household and for a married individual filing a joint tax return this limit is increased to $190,000. If your adjusted gross income as modified above exceeds the applicable dollar amount by $15,000 or less ($10,000 or less in the case of a married individual filing jointly, $30,000 for tax year beginning 2002 and thereafter), you may make a contribution to a Coverdell Education Savings Account. The amount you may contribute, however, will be less than $2,000.

      To determine the amount you may contribute to a Coverdell Education Savings Account, use the following calculations:

            Step 1      Subtract the applicable dollar amount from your
            adjusted gross income as modified above. If the result is $15,000 or more ($30,000 or more in the case of a married individual filing jointly), you may not make a contribution to a Coverdell Education Savings Account.

            Step 2      Divide the above figure by $15,000 ($30,000 in the case
            of a married individual filing jointly), and multiply that percentage by $2,000.

            Step 3      Subtract the dollar amount (result from (2) above) from
            $2,000 to determine the amount that you may contribute to a Coverdell Education Savings Account.

      In addition to the limitations described above, the $2,000 may be reduced by other amounts contributed to an individual retirement plan for the benefit of a particular beneficiary, but is not affected by the adjusted gross income of the beneficiary. The maximum contribution amount is subject to reduction or other provisions after 2010.

      If the beneficiary of the Coverdell Education Savings Account also maintains a Traditional or Roth IRA, his or her overall contributions to other individual retirement plans may be limited. Please contact your tax advisor for more information.

<PAGE 32>


      4. Can I Roll Over or Transfer Amounts from Another Coverdell Education Savings Account?
      Amounts may be "rolled over" from one Coverdell Education Savings Account to another Coverdell Education Savings Account benefiting the same beneficiary. In addition, amounts may be rolled over without any tax liability to benefit a member of the family, as defined in paragraph 2, of the beneficiary, provided that they have not attained age 30 at the time of the rollover. Rollovers between Coverdell Education Savings Accounts may be made once per year and must be accomplished within 60 days after the distribution.

      5.    What if I Make an Excess Contribution?
      Contributions that exceed the allowable maximum for federal income tax purposes are treated as excess contributions. A nondeductible penalty tax of 6% of the excess amount contributed must be paid for each year in which the excess contribution remains in the beneficiary's account.

      6.    How Do I Correct an Excess Contribution?
      If a contribution in excess of the allowable maximum is made, it may be corrected to avoid the 6% penalty tax for that year by withdrawing the excess contribution and its earnings on or before the date, including extensions, for filing the tax return for the beneficiary's tax year for which the contribution was made.
      Beginning in 2002, an excess contribution may be corrected by June
      1st of the taxable year following the taxable year in which the excess contribution was made. Any earnings on the withdrawn excess contribution will be taxable in the year the excess contribution was made and will be subject to a 10% tax penalty.

      7. What Forms of Distribution Are Available from a Coverdell Education Savings Account?
      Distributions may be made as a lump sum of the entire account, or distributions of a portion of the account may be made as requested.

      8.    When Must Distributions from a Coverdell Education Savings Account
            Begin?
      Distribution of a Coverdell Education Savings Account must be made (or otherwise will be deemed made) no later than 30 days of the earlier of the beneficiary's death or attainment of age 30. A distribution from a Coverdell Education Savings Account may be rolled over to another beneficiary's Coverdell Education Savings Account according to the requirements of Section (4). Note that the Economic Growth and Tax Relief Reconciliation Act of 2001 waives the distribution age limitation if the beneficiary of the Coverdell Education
      Savings Account is a special needs student.

      9.    Are There Distribution Rules That Apply After Death?
      Special rules apply in the case of the divorce or death of a beneficiary of a Coverdell Education Savings Account. In particular, any balances to the credit of a beneficiary must, within 30 days of death, be either: (i) rolled over to another beneficiary's
      Coverdell Education Savings Account according to the requirements of Section (4) (in which case the distribution will not be subject to tax) or (ii) distributed to a death beneficiary or the beneficiary's estate (in which case the distribution will be subject to tax).

<PAGE 33>


      10. How Are Distributions from a Coverdell Education Savings Account Taxed For Federal Income Tax Purposes?
      Amounts distributed are generally excludable from gross income if they do not exceed the beneficiary's "qualified higher education expenses" for the year or are rolled over to another Coverdell Education
      Savings Account according to the requirements of Section (4).
      "Qualified higher education expenses" generally include the cost of tuition, fees, books, supplies, and equipment for enrollment at (i) accredited post-secondary educational institutions offering credit toward a bachelor's degree, an associate's degree, a graduate-level or professional degree or another recognized post-secondary credential and (ii) certain vocational schools. In addition, room and board may be covered if the beneficiary is at least a "half-time" student. This amount may be reduced or eliminated by certain scholarships, qualified state tuition programs, HOPE, Lifetime
      Learning tax credits, proceeds of certain savings bonds, and other amounts paid on the beneficiary's behalf as well as by any other deductions or credits taken for the same expenses. The definition of "qualified education expenses" is expanded for 2002 and thereafter, to include expenses more frequently and directly related to elementary and secondary school education, including the purchase of computer technology or equipment or Internet access and related services.

      To the extent payments during the year exceed such amounts, they are partially taxable and partially nontaxable similar to payments received from an annuity. Any taxable portion of a distribution is generally subject to a 10% penalty tax in addition to income tax unless the distribution is (i) due to the death or disability of the beneficiary, (ii) made on account of scholarship received by the beneficiary, or (iii) is made in a year in which the beneficiary elects the HOPE or Lifetime Learning credit and waives the exclusion from income of the Coverdell Education Savings Account distribution. Beginning in 2002, you may be allowed to take both the HOPE or Lifetime Learning credits while simultaneously taking distributions from Coverdell Education
      Savings Accounts. However, you cannot claim a credit for the same educational expenses paid for through Coverdell Education Savings Account distributions.

      To the extent a distribution is taxable, capital gains treatment does not apply to amounts distributed from the account. Similarly, the special five- and ten-year averaging rules for lump-sum distributions do not apply to distributions from a Coverdell
      Education Savings Account. The taxable portion of any distribution is taxed as ordinary income.

      The IRS does not require withholding on distributions from Coverdell Education Savings Accounts.

      11.   What if a Prohibited Transaction Occurs?
      If a "prohibited transaction," as defined in section 4975 of the Internal Revenue Code, occurs, the Coverdell Education Savings Account could be disqualified. Rules similar to those that apply to Traditional
      IRAs will apply.

<PAGE 34>


      12.   What if the Coverdell Education Savings Account is Pledged?
      If all or part of the Coverdell Education Savings Account is pledged as security for a loan, rules similar to those that apply to Traditional IRAs will apply. In general, those rules provide that the amount pledged is treated as distributed.

      13. How Are Contributions to a Coverdell Education Savings Account Reported for Federal Tax Purposes?
      As of the date of this Disclosure Statement, the Internal Revenue Service had not issued forms for reporting information related to contributions to and distributions from a Coverdell Education
      Savings Account.

      14. How Are Earnings on a Coverdell Education Savings Account Calculated and Allocated?
      The method of computing and allocating annual earnings is expected to be set forth in an IRS pre-approved Education Individual Retirement
      Account Custodial Agreement. The growth in value of the IRA is neither guaranteed nor projected.

      15.   Is There Anything Else I Should Know?
      As the IRS clarifies its interpretation of the Coverdell Education Savings Account provisions of the Code, revised or updated information will be provided to you.

<PAGE 35>



                 Coverdell Education Savings Custodial Account

      The following constitutes an agreement establishing a Coverdell Education Savings Custodial Account (under section 530 of the Internal
      Revenue Code) between the depositor and the custodian.

                                Article I

      The custodian may accept additional cash contributions provided the designated beneficiary has not attained the age of 18 as of the date such contributions are made. Contributions by an individual contributor may be made for the tax year of the designated beneficiary by the due date of the beneficiary's tax return for that year (excluding extensions). Total contributions that are not rollover contributions described in section 530(d)(5) are limited to $2,000 for the tax year. In the case of an individual contributor, the $2,000 limitation for any year is phased out between modified adjusted gross income (AGI) of $95,000 and $110,000. For married individuals filing jointly, the phase-out occurs between modified AGI of $190,000 and $220,000. Modified AGI is defined in section 530(c)(2).

                                Article II

      No part of the custodial account funds may be invested in life insurance contracts, nor may the assets of the custodial account be commingled with other property except in a common trust fund or a common investment fund (within the meaning of section 530(b)(1)(D).

                                Article III

      1. Any balance to the credit of the designated beneficiary on the date on which he or she attains age 30 shall be distributed to him or her within 30 days of such date.
      2. Any balance to the credit of the designated beneficiary shall be distributed within 30 days of his or her death unless the designated death beneficiary is a family member of the designated beneficiary and is under the age of 30 on the date of death. In such case, that family member shall become the designated beneficiary as of the date of death.

                                Article IV

      The depositor shall have the power to direct the custodian regarding the investment of the above-listed amount assigned to the custodial account (including earnings thereon) in the investment choices offered by the custodian. The responsible individual, however, shall have the power to redirect the custodian regarding the investment of such amounts, as well as the power to direct the custodian regarding the investment of all additional contributions (including earnings thereon) to the custodial account. In the event that the responsible individual does not direct the custodian regarding the investment of additional contributions (including earnings thereon), the initial investment direction of the depositor also will govern all additional contributions made to the custodial account until such time as the responsible individual otherwise directs the custodian. Unless otherwise provided in this agreement, the responsible individual also shall have the power to direct the custodian regarding the administration, management, and distribution of the account.

                                Article V

      The "responsible individual" named by the depositor shall be a parent or guardian of the designated beneficiary. The custodial account shall have only one responsible individual at any time. If the responsible individual becomes incapacitated or dies while the designated beneficiary is a minor under state law, the successor responsible individual shall be the person named to succeed in that capacity by the preceding responsible individual in a witnessed writing or, if no successor is so named, the successor responsible

<PAGE 36>

      individual shall be the designated beneficiary's other parent or successor guardian. Unless otherwise directed by checking the option below, at the time that the designated beneficiary attains the age of majority under state law, the designated beneficiary becomes the responsible individual. If a family member under the age of majority under state law becomes the designated beneficiary by reason of being a named death beneficiary, the responsible individual shall be such designated beneficiary's parent or guardian.

      __Option (This provision is effective only if checked): The responsible individual shall continue to serve as the responsible individual for the custodial account after the designated beneficiary attains the age of majority under state law and until such time as all assets have been distributed from the custodial account and the custodial account terminates. If the responsible individual becomes incapacitated or dies after the designated beneficiary reaches the age of majority under state law, the responsible individual shall be the designated beneficiary.

                                 Article VI

      The responsible individual__may or__may not change the beneficiary designated under this agreement to another member of the designated beneficiary's family described in section 529(e)(2) in accordance with the custodian's procedures.

                                 Article VII

      1. The depositor agrees to provide the custodian with all information necessary to prepare any reports required by section 530(h).

      2. The custodian agrees to submit reports to the Internal Revenue Service (IRS) and responsible individual the reports prescribed by the IRS.

                                 Article VIII

      Notwithstanding any other articles which may be added or incorporated, the provisions of Articles I through III will be controlling. Any additional articles inconsistent with Section 530 and related regulations will be invalid.

                                 Article IX

      This agreement will be amended as necessary to comply with the provisions of the Code and related regulations. Other amendments may be made with the consent of the depositor and the custodian whose signatures appear below.

                                 Article X

      1.    Investment of Account Assets.
      (a) All contributions to the custodial account shall be invested in the shares of any regulated investment company ("Investment Company") for which Monetta Financial Services, Inc. serves as Investment Advisor, or any other regulated investment company designated by the Investment Advisor. Shares of stock of an Investment Company shall be referred to as "Investment Company Shares."

      (b) Each contribution to the custodial account shall identify the designated beneficiary's account number

<PAGE 37>

            and shall be accompanied by a signed statement directing the investment of that contribution into the designated beneficiary's account. The custodian may return to the contributor, without liability for interest thereon, any contribution which is not accompanied by such information and such appropriate signed statement directing investment of that contribution.

      (c) Contributions shall be invested in whole and fractional Investment Company Shares at the price and in the manner such shares are offered to the public. All distributions received on Investment Company Shares held in the custodial account shall be reinvested in like shares. If any distribution of Investment Company Shares may be received in additional like shares or in cash, the custodian shall elect to receive such distribution in additional like Investment Company Shares.

      (d) All Investment Company Shares acquired by the custodian shall be registered in the name of the custodian or its nominee. The designated beneficiary shall be the beneficial owner of all Investment Company Shares held in the custodial account.

      (e) The Custodian agrees to forward to the Depositor each prospectus, report, notice, proxy and related proxy soliciting materials applicable to Investment Company Shares held in the Custodial Account received by the Custodian. By establishing or having established the Custodial Account, the Depositor affirmatively directs the Custodian to vote any Investment Company Shares held on the applicable record date that have not been voted by the Depositor prior to a shareholder meeting for which prior notice has been given. The Custodian shall vote with the management of the Investment Company on each proposal that the Investment Company's Board of Directors has approved unanimously. If the Investment Company's Board of Directors has not approved a proposal unanimously, the Custodian shall vote in proportion to all shares voted by the Investment Company's shareholders.

      (f) The responsible individual may, at any time, by written notice to the custodian, redeem any number of shares held in the custodial account and reinvest the proceeds in the shares of any other Investment Company. Such redemptions and reinvestments shall be done at the price and in the manner such shares are then being redeemed or offered by the respective Investment Companies.

      (g) To the extent a responsible individual for the designated beneficiary makes or has power to make decisions as to the investment of the designated beneficiary's account, that party acknowledges that such decisions are binding and nonvoidable.

      2.    Amendment and Termination
      (a) The custodian may amend the Custodial Account (including retroactive amendments) by delivering to the responsible individual written notice of such amendment setting forth the substance and effective date of the amendment. The responsible individual shall be deemed to have consented to any such amendment not objected to in writing by the responsible individual within thirty (30) days of receipt of the notice, provided that no amendment shall cause or permit any part of the assets of the custodial account to be diverted to purposes other than for the exclusive benefit of the designated beneficiary.

      (b) The responsible individual may terminate the custodial account at any time by delivering to the custodian a written notice of such termination.

<PAGE 38>

      (c) The custodial account shall automatically terminate upon distribution to the designated beneficiary or his or her estate of its entire balance.

      3.    Taxes and Custodial Fees
      Any income taxes or other taxes levied or assessed upon or in respect of the assets or income of the custodial account and any transfer taxes incurred shall be paid from the custodial account. All administrative expenses incurred by the custodian in the performance of its duties, including fees for legal services rendered to the custodian, and the custodian's compensation shall be paid from the custodial account, unless otherwise paid by the beneficiary or his or her estate.

      The custodian's fees are set forth in Section 3 of the General Information section at the beginning of this booklet.
      Extraordinary charges resulting from unusual administrative responsibilities not contemplated by the schedule will be subject to such additional charges as will reasonably compensate the custodian. Fees for refund of excess contributions, transferring to a successor trustee or custodian, or redemption /reinvestment of Investment Company Shares will be deducted from the refund or redemption proceeds and the remaining balance will be remitted to the designated beneficiary, or reinvested or transferred in accordance with the responsible individual's instructions.

      4.    Reports and Notices
      (a) The custodian shall keep adequate records of transactions it is required to perform hereunder. After the close of each calendar year, the custodian shall provide to the responsible individual a written report or reports reflecting the transactions effected by it during such year and the assets and liabilities of the Custodial Account at the close of the year.

      (b) All communications or notices shall be deemed to be given upon receipt by the Custodian at: U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201 or the responsible individual at his most recent address shown in the custodian's records. The responsible individual agrees to advise the custodian promptly, in writing, of any change of address.

      5.    Monitoring of Contribution Limitations Information
      The custodian shall not be responsible for monitoring the amount of contributions made to the designated beneficiary's account or the income levels of any depositor or contributor for purposes of assuring compliance with applicable state or federal tax laws.

      6.    Inalienability of Benefits
      The benefits provided under this custodial account shall not be subject to alienation, assignment, garnishment, attachment, execution or levy of any kind and any attempt to cause such benefits to be so subjected shall not be recognized except to the extent as may be required by law. However, the responsible individual may change the designated beneficiary under the agreement to another member of the designated beneficiary's family described in Internal Revenue
      Code Section 529(e)(2) in accordance with the custodian's procedures.

      7.    Rollover Contributions and Transfers
      The custodian shall have the right to receive rollover contributions and to receive direct transfers from other custodians or trustees. All contributions must be made by check or wire (no cash).

<PAGE 39>

      8.    Conflict in Provisions
      To the extent that any provisions of this Article XI on the Coverdell Education Savings Account Application shall conflict with the provisions of Articles V through VIII or X, the provisions of this
      Article XI shall govern.

      9.    Applicable State Law
      This custodial account shall be construed, administered and enforced according to the laws of the State of Wisconsin.

<PAGE 40>





                    Mail To:    Monetta Funds
                                c/o U.S. Bancorp Fund Services, LLC
                                PO Box 701
                                Milwaukee, WI 53201-0701

  Overnight Express Mail To:    Monetta Funds
                                c/o U.S. Bancorp Fund Services, LLC
                                615 E. Michigan St., 3rd Floor
                                Milwaukee, WI 53202-5207


      For additional information, please call toll-free 1-800-MONETTA

(10/02)

[LOGO HERE]             Monetta Family of Mutual Funds
                               IRA Application


Mail To:                               Overnight Express Mail To:
Monetta Funds	                     Monetta Funds
c/o U.S. Bancorp Fund Services, LLC    c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701	                     615 E. Michigan St., 3rd Floor
Milwaukee, WI 53201-0701	         Milwaukee, WI 53202-5207

Complete this form to establish a traditional, Roth, SEP or simple IRA.
For additional information please call toll-free 1-800-MONETTA.
-------------------------------------------------------------------------------
In compliance with the USA Patriot Act, all Mutual Funds are required to obtain the following information for all registered owners and all authorized individuals: Full Name, Date of Birth, Social Security Number and Permanent Street Address. We must return your application if any of this information is missing.
-------------------------------------------------------------------------------
1. Investor        ____________________  _______  ____________________________
Information        first name            m.i.     last name
                   __________________________   ______________________________
                   Social security #	        birthdate (Mo/Dy/Yr)
                   ___________________________________________________________
                   GUARDIAN (IF INVESTOR IS A MINOR)
-------------------------------------------------------------------------------
2. Permanent Street Address                [ ]  Duplicate Confirmation to:
(P.O. Box is not acceptable)

____________________________  ___________  ______________________  ____________
Street	                  apt/suite    Street	             apt/suite
___________________  _______  _________    ______________________  ______  ____
city	               state	zip          city	                   state   zip
_____________________  ________________    __________________  ________________
daytime phone #	   evening phone #     daytime phone #	   evening phone #
-------------------------------------------------------------------------------
3.  Type of IRA      Choose ONE of following account types.
if no tax year is
indicated, we will   [] Traditional IRA Account
assume it is for      [] For tax year_________
the current tax       [] IRA to IRA Transfer(please complete IRA Transfer Form)
year.                 [] Rollover (shareholder had receipt of funds)

Refer to disclosure  [] IRA Rollover Account
statement for         [] Rollover IRA to Rollover IRA
eligibility           [] Direct rollover from qualified plan-complete any
requirements and         additional form(s) required by your Plan Administrator
contribution limits.   [] Corporate [] Pension [] PSP [] 401(k) [] 403(b)
                       [] Other ______

                     [] ROTH IRA Account
                      [] For tax year_________
                      [] Roth IRA to Roth IRA Transfer (please complete IRA
                         Transfer Form)
                      [] Traditional IRA to Roth IRA-year of conversion_____
                         in which Traditional IRA was converted to Roth IRA
                      [] Rollover from Roth IRA (shareholder had receipt of
                         funds)


                     [] SEP (Simplified Employee Pension Plan)
                       Each employee must complete an IRA Application and the Employer must complete IRS Form 5305-SEP.
                      [] Contribution (no prior year contributions allowed)
                      [] Transfer from another SEP IRA Account
                      [] Rollover (shareholder had receipt of funds)

                     [] SIMPLE IRA - must be accompanied by IRS form 5305 SA
                       and 5305 SIMPLE.
4. Investment  [] By check: Make check payable to Monetta Funds. $_____________
   Choices [] By wire: Call 1-800-241-9772. Indicate amount of wire $______ The minimum initial investment is $1,000 for shares in any of the Monetta Funds, with no subsequent investment minimum. However, the initial investment is lowered to $50 if also Enrolled in the Auto Investment Plan with a minimum of $25 per Month.

Fund Name                                      Investment Amount

[] Monetta Fund (9)                            $________________
[] Monetta Select Technology (15)              $________________
[] Monetta Mid-Cap Fund (10)                   $________________
[] Monetta Blue Chip Fund (13)                 $________________
[] Monetta Balanced Fund (14)                  $________________
[] Monetta Intermediate Bond Fund (11)         $________________
[] Monetta Government Money Market Fund (12)   $________________

    Total Amount Enclosed                      $________________


Optional Automatic Investment Plan

AMOUNT               AIP START MONTH     DAY OF MONTH
$_______________     _______________     ____________
$_______________     _______________     ____________
$_______________     _______________     ____________
$_______________     _______________     ____________
$_______________     _______________     ____________
$_______________     _______________     ____________
$_______________     _______________     ____________


5. Telephone           [] Purchase (EFT) ($25 minimum)-permits the purchase of
   Options                shares from your bank account below
                       [] Exchange ($1000 minimum)-permits the exchange of
Your signed               shares between identically registered accounts
Application must       [] E-mail Address permits the Fund to send you
Be received at            information and Fund updates________________________
Least 15 business
Days prior to          _______________________________________________________
Initial transaction.   NAME(S) ON BANK ACCOUNT
                       _________________________   ___________________________
Please include a       BANK NAME                   ACCOUNT NUMBER
Voided bank check      _________________________   ___________________________
Or savings deposit     BANK ADDRESS                BANK ROUTING/ABA #
Slip.

6.  Automatic          Based on the instructions in Section 4, funds will be
Investment Plan        automatically transferred from the checking or savings
                       Account indicated below:
Your signed            ____________________________________________________
Application must       NAME(S) ON BANK ACCOUNT
be received at         __________________________  ________________________
least 15 business      BANK NAME                   ACCOUNT NUMBER
days prior to          __________________________  ________________________
initial transaction.   BANK ADDRESS                BANK ROUTING/ABA #
                       __________________________  ________________________
Please include a       SIGNATURE OF BANK ACCOUNT   SIGNATURE OF JOINT OWNER
voided bank check      OWNER
or savings deposit
slip.                  *$25.00 fee will be assessed if the automatic purchase
                        cannot be made.

                       *Participation in the plan will be terminated
                        automatically upon redemption of all shares.

                       *Automatic Investment will be reported as current year
                        contribution.
7. Beneficiary Information
                            List additional beneficiaries on a separate sheet

Primary
__________________  ____________  ______________  ____________  _________  ____
NAME                RELATIONSHIP  CITY/STATE/ZIP  SS#           DOB        %
__________________  ____________  ______________  ____________  _________  ____
NAME                RELATIONSHIP  CITY/STATE/ZIP  SS#           DOB        %

Secondary
__________________  ____________  ______________  ____________  _________  ____
NAME                RELATIONSHIP  CITY/STATE/ZIP  SS#           DOB        %
__________________  ____________  ______________  ____________  _________  ____
NAME                RELATIONSHIP  CITY/STATE/ZIP  SS#           DOB        %

Spousal consent:
If you name someone other than or in addition to your spouse and reside in a community or marital property state, including AZ, CA, ID, LA, NV, NM, TX, WA, OR WI, your spouse must consent. Your spouse must sign below to consent to the beneficiary designation.

X____________________________   _______________   _____________________________
 SIGNATURE OF SPOUSE            DATE              PRINT NAME OF SPOUSE


8. Signature I have read and understood the IRA Disclosure Statement and Custodial Account Agreement. I adopt the Monetta Funds IRA Custodial Account Agreement, as it may be revised from time to time, and appoint the custodian or its agent to perform those functions and appropriate administrative services specified. I have received and read the prospectus for the Monetta Funds
(the "Funds"). I understand the Funds' objectives and policies and agree to be bound to the terms of the prospectus. Before I request an exchange, I will obtain the current prospectus for each Fund. I acknowledge and consent to the householding, (i.e., consolidation of mailings) of documents such as prospectuses, shareholder reports, proxies, and other similar documents. I may contact the Funds to revoke my consent. I agree to notify the Funds of any errors or discrepancies within 45 days after the date of the statement confirming a transaction. The statement will be deemed to be correct, and the Funds and their transfer agent shall not be liable, if I fail to notify the Funds within such time period. I represent that I am of legal age and have legal capacity to make this purchase.

If I am opening a Traditional IRA with a distribution from an employer-sponsored retirement plan, I elect to treat the distribution as a partial Or total distribution and certify that the distribution qualifies as a rollover contribution. I understand that the fees relating to my IRA may be collected by redeeming sufficient shares. The custodian may change the fee schedule at any time.

The Funds, the applicable Fund, its transfer agent and any officers, directors, employees, or agents of these entities (collectively
"Monetta Funds"), will not be responsible for banking system delays beyond their control. By signing section 5 or 6, I authorize my bank to honor all entries to my bank account initiated through U.S. Bank, National Association, on behalf of the applicable Fund. Monetta Funds will not be liable for acting upon instructions believed genuine and in accordance with the procedures described in the prospectus or the rules of the Automated Clearing House. When AIP or Telephone Purchase transactions are presented, sufficient collected funds must be in my account to pay them.
I agree that my bank's treatment and rights to respect each entry shall be the same as if it were signed personally by me. I agree that if any such entries are dishonored with good or sufficient cause, my bank shall be under no liability whatsoever. I further agree that any such authorization, unless previously terminated by my bank in writing, is to remain in effect until the Funds' transfer agent receives, and has had a reasonable amount of time to act upon, a written notice of revocation.

X_______________________________________________________
      Depositor/Legally Responsible Individual Signature


Appointment as custodian accepted:
  U.S. BANK, National Association


/s/ Joe D. Redwine








9. Dealer     ____________________  ___________________________________________
 Information  DEALER NAME           REPRESENTATIVE'S LAST NAME  FIRST NAME M.I.

(Please be
sure to
complete
representative's
first name and
middle initial)

          DEALER HEAD OFFICE                REPRESENTATIVE'S BRANCH OFFICE
          ______________________________    ___________________________________
          ADDRESS                           ADDRESS
          ______________________________    ___________________________________
          CITY/STATE/ZIP                    CITY/STATE/ZIP
          ______________________________    ___________________________________
          TELEPHONE NUMBER                  TELEPHONE NUMBER  REP'S A.E. NUMBER

Before you mail, have you:
[ ] Completed all USA Patriot Act required information?
	Social Security or Tax ID Number in section 1?
	Birth Date in section 1?
	Full Name in section 1?
	Permanent Street Address in section 2?

[ ] Enclosed your check made payable to Monetta Funds?
[ ] Included a voided check, if applicable?
[ ] Signed your application in section 8?

(Logo Here)

Monetta Family of Funds
Coverdell Education
Savings Account Application


Mail to:				       Overnight Express Mail To:
Monetta Funds 			       Monetta Funds
c/o U.S. Bancorp Fund Services, LLC	 c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701				 615 E. Michigan St., 3rd Floor
Milwaukee, WI 53201-0701		 Milwaukee, WI 53202-5207

For additional information please call toll-free 1-800-MONETTA.
___________________________________________________________________________
In compliance with the USA Patriot Act, all Mutual Funds are required to obtain the following information for all registered owners and all authorized individuals: Full Name, Date of Birth, Social Security Number and Permanent Street Address. We must return your application if any of this information is missing.

___________________________________________________________________________

1. Designated   __________________    ______    ___________________
   Beneficiary  FIRST NAME	        M.I.	  LAST NAME
   (Account     _____________________________________________   _____________
   Holder)	    PERMANENT STREET ADDRESS(PO BOX NOT ACCEPTABLE) CITY/STATE/ZIP
	          ____________
                PHONE NUMBER
		    _____________________	_____________________
                SOCIAL SECURITY #	      BIRTHDATE (Mo/Dy/Yr)
___________________________________________________________________________

2. Responsible___________________    _____  ___________________
   Party	  FIRST NAME	       M.I.   LAST NAME
		  _______________________________________________  _____________
		  PERMANENT STREET ADDRESS (PO BOX NOT ACCEPTABLE) CITY/STATE/ZIP
		  ___________________________		________________
		  DAYTIME PHONE NUMBER 		      RELATIONSHIP
		  _______________________		____________________
		  SOCIAL SECURITY #		      BIRTHDATE (Mo/Dy/Yr)

The following 2 options will be added to your account. If you do not want these options, check the boxes below.

I. The responsible party wishes to continue to control the account after the Account Holder attains age of majority in his/her state in accordance with the terms described in the optional portion of Article VI of the Coverdell Education Savings Account agreement.

   [] The responsible party does not wish to control the account after age of majority.

II. The responsible party may change the beneficiary designated under this agreement to another member of the designated beneficiary's family described in Article VII of the Coverdell Education Savings Account Agreement.

   [] The responsible party may not change the beneficiary.

__________________________________________________________________________

3. Account Type

Refer to disclosure
statement for
eligibility
requirements and
contribution limits.

Select one of the following account types:

[]  Coverdell Education Savings Account (CESA)  ($250 minimum)
    For Tax Year 20 _____
[]  Rollover Account - specify the type of rollover:
		[]  Account holder's CESA to Account holder's CESA
		[]  Qualifying Family Member's CESA to Account Holder's CESA
[] Transfer Account - a direct transfer from current CESA custodian. Complete a Transfer Form.
__________________________________________________________________________

4. Your Investment Instructions

[]  By check: Make check payable to Monetta Funds.  $ _____________
[]  By wire: Call 1-800-241-9772. Indicate amount of wire $ _____________


The minimum initial investment is $1,000 for shares in any of the Monetta Funds, with no subsequent investment minimum. However, the initial investment is lowered to $50 if also enrolled in the Automatic
Investment Plan with a minimum of $25 per month.


	Fund Name			Investment Amount	Optional Automatic Investment Plan
								      AMOUNT	AIP         DAY*
        	   	 							      START MONTH
[] Monetta Fund (9)..............	$_______________	$________	_________	______
[] Monetta Select
     Technology Fund (15) .......	$_______________	$________	_________	______
[] Monetta Mid-Cap Fund (10).....	$_______________	$________	_________	______
[] Monetta Blue Chip Fund (13)...	$_______________	$________	_________	______
[] Monetta Balanced Fund (14) ...	$_______________	$________	_________	______
[] Monetta Intermediate
     Bond Fund (11) ............	$_______________	$________	_________	______
[] Monetta Goverment
     Money Market Fund (12) .....	$_______________	$________	_________	______
         Total Amount Enclosed		$_______________
								*Select [] Monthly or [] Quarterly

____________________________________________________________________________

5. Telephone Options
	Your signed Application must be received at least 15 business days prior to initial transaction. Please include a voided bank check or savings deposit slip.

[] Purchase (EFT) ($25 minimum) - permits the purchase of shares from your bank account below

[] Exchange ($1,000 minimum) - permits the exchange of shares between identically registered accounts

[] E-mail Address - permits the Fund to send you information and Fund updates

  _____________________________________________
  Name(s) on Bank Account
  ___________________________    ______________________________
  BANK NAME			         ACCOUNT NUMBER
  ___________________________	_____________________________
  BANK ADDRESS			BANK ROUTING/ABA#

___________________________________________________________________________

6. Automatic Investment Plan

	Your signed Application must be received at least 15 business days prior to initial transaction.

	Please include a voided bank check or savings deposit slip.

Based on the instructions in section 4, funds will be automatically transferred from the checking or savings account indicated below.

  ______________________________________________
  Name(s) on Bank Account
  ___________________________    _____________________________
  BANK NAME			         ACCOUNT NUMBER
  ___________________________    _____________________________
  BANK ADDRESS			   BANK ROUTING/ABA#
  ________________________________    _____________________________
  SIGNATURE OF BANK ACCOUNT OWNER     SIGNATURE OF JOINT OWNER

* $25.00 fee will be assessed if the automatic purchase cannot be made
* Participation in the plan will be terminated automatically upon redemption of all shares
* Automatic Investments will be reported as current year contributions

_________________________________________________________________________

7.	Signature

I have read and understood the Disclosure Statement and Custodial Account Agreement. I adopt the Monetta Funds Custodial Account Agreement, as it may be revised from time to time, and appoint the custodian or its agent to perform those functions and appropriate administrative services specified. I have received and read the prospectus for the Monetta Funds (the "Funds"). I understand the Funds' objectives and policies and agree to be bound to the terms of the prospectus. Before I request an exchange, I will obtain the current prospectus for each Fund. I acknowledge and consent to the householding,(i.e., consolidation of mailings) of documents such as prospectuses, shareholder reports, proxies, and other similar documents.
I may contact the Funds to revoke my consent. I agree to notify the Funds of any errors or discrepancies within 45 days after the date of the statement confirming a transaction. The statement will be deemed to be correct, and the Funds and its transfer agent shall not be liable, if I fail to notify Monetta Funds within such time period. I represent that I am of legal age and have legal capacity to make this purchase.

I understand that the fees relating to my account may be collected by redeeming sufficient shares. The custodian may change the fee schedule at any time.

The Funds, the applicable Fund, its transfer agent and any officers, directors, employees, or agents of these entities (collectively "Monetta Funds"), will not be responsible for banking system delays beyond their control. By signing section 5 or 6, I authorize my bank to honor all entries to my bank account initiated through U.S. Bank, National Association, on behalf of the applicable Fund. Monetta Funds will not be liable for acting upon instructions believed genuine and in accordance with the procedures described in the prospectus or the rules of the Automated Clearing House. When AIP or Telephone Purchase transactions are presented, sufficient collected funds must be in my account to pay them. I agree that my bank's treatment and rights to respect each entry shall be the same as if it were signed personally by me. I agree that if any such entries are dishonored with good or sufficient cause, my bank shall be under no liability whatsoever. I further agree that any such authorization, unless previously terminated by my bank in writing, is to remain in effect until the Fund's transfer agent receives and has had a reasonable amount of time to act upon a written notice of revocation.


X ___________________________________________________
   Depositor/Legally Responsible Individual Signature

Appointment as custodian accepted:
 U.S. BANK, National Association

  /s/ Joe D. Redwine
_______________________________________________________________________

8. Dealer Information
   (Please be sure to complete representative's first name and middle initial)

 ___________________________  _______________________________________________
 DEALER NAME	 		REPRESENTATIVE'S LAST NAME      FIRST NAME  M.I.
 DEALER HEAD OFFICE	 	REPRESENTATIVE'S BRANCH OFFICE
 ___________________________  __________________________________________
 ADDRESS	 		      ADDRESS
 ___________________________  __________________________________________
 CITY/STATE/ZIP	 		CITY/STATE/ZIP
 ___________________________  __________________________________________
 TELEPHONE NUMBER	 	      TELEPHONE NUMBER	       REP'S A.E. NUMBER
_________________________________________________________________________

Before you mail, have you:

[] Completed all USA Patriot Act required information?
   Social Security or Tax ID Number in section 1 and 2?
   Birth Date in section 1 and 2?
   Full Name in section 1 and 2?
   Permanent Street Address in section 1 and 2?

[ ] Enclosed your check made payable to Monetta Funds?
[ ] Included a voided check, if applicable?
[ ] Signed your application in section 7?